AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 2004.

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. ☐

SCUDDER ADVISOR FUNDS

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, MD 21202

(Address of Principal Executive Offices) (Zip Code)

410-895-5000

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Scudder Advisor Funds

One South Street, Baltimore, MD 21202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

Burton M. Leibert, Esq.	John W. Gerstmayr, Esq.
Mary C. Carty, Esq.	Ropes & Gray LLP
Willkie Farr & Gallagher LLP	One International Place
787 Seventh Avenue	Boston, Massachusetts 02110
New York, New York 10019-6099

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:

Shares of Beneficial Interest ($0.001 par value) of the Registrant

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

Questions & Answers

Scudder 21st Century Growth Fund

Scudder Securities Trust

Q&A

Q What is happening?

A Deutsche Asset Management has initiated a program to reorganize and combine selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder 21st Century Growth Fund with and into Scudder Small Cap Growth Fund. Both funds are managed by the same portfolio management team and seek to achieve substantially the same investment objective through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund’s shareholders. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The combined fund will pay a lower management fee than Scudder 21st Century Growth Fund. In addition, combining the two funds means that the costs of operating the fund are anticipated to be spread across a larger asset base. Finally, Deutsche Asset Management has agreed to cap the expenses of the combined fund at levels lower than the expenses currently paid by Scudder 21st Century Growth Fund for five years following the merger. Consequently, the combined fund will have lower total operating expenses than Scudder 21st Century Growth Fund.

Q&A continued

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax adviser before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your fund whether or not the transaction occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of the shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Small Cap Growth Fund, which will probably be different from the net asset value per share of Scudder 21st Century Growth Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No, Deutsche Asset Management will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about November 15, 2004 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

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Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (Scudder ACCESS or SAIL, as applicable)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

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SCUDDER 21ST CENTURY GROWTH FUND

A Message from the Chief Executive Officer

                     , 2004

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder 21st Century Growth Fund (“21st Century Growth Fund”). While you are, of course, welcome to join us at the 21st Century Growth Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of 21st Century Growth Fund into Scudder Small Cap Growth Fund (“Small Cap Growth Fund”). In this merger, your shares of 21st Century Growth Fund would, in effect, be exchanged, on a tax-free basis, for shares of Small Cap Growth Fund with an equal net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved (as applicable by fund boards, regulators and by fund shareholders), this program will enable Deutsche Asset Management to:

•	Eliminate redundancies within the Scudder family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of 21st Century Growth Fund recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund with a lower management fee; and

•	A lower expense ratio.

The investment objectives and policies of 21st Century Growth Fund are similar to those of Small Cap Growth Fund. In addition, effective on July 1, 2004, Scudder Small Cap Growth Fund changed its name from Scudder Small Cap Fund. Small Cap Growth Fund’s name was changed to reflect its investment strategy better. This change does not represent a change in Small Cap Growth Fund’s objective or investment strategy.

If the merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of this year.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions;

•	A Prospectus/Proxy Statement, which provides detailed information on Small Cap Growth Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call 21st Century Growth Fund’s proxy solicitor at 1-888-288-5518 or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder 21st Century Growth Fund

SCUDDER 21ST CENTURY GROWTH FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting in the event you choose to attend in person.

To the Shareholders of Scudder 21st Century Growth Fund:

A Special Meeting of Shareholders of Scudder 21st Century Growth Fund (“21st Century Growth Fund”) will be held on November 4, 2004 at 4:00 p.m., Eastern Time, at One South Street, Baltimore, Maryland 21202 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of 21st Century Growth Fund to Scudder Small Cap Growth Fund in exchange for the issuance and delivery of shares of beneficial interest of Scudder Small Cap Growth Fund and the assumption by Scudder Small Cap Growth Fund of all liabilities of 21st Century Growth Fund, and the distribution, on a tax-free basis, of such shares to the shareholders of 21st Century Growth Fund in complete liquidation of 21st Century Growth Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of 21st Century Growth Fund at the close of business on August 18, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By the Trustees

Dawn-Marie Driscoll, Chair

Henry P. Becton, Jr.

Keith R. Fox

Louis E. Levy

Jean Gleason Stromberg

Jean C. Tempel

Carl W. Vogt

September     , 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER 21st CENTURY GROWTH FUND

This document contains a prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page     .

We urge you to review the prospectus/proxy statement carefully, and either fill out your proxy card and return it to us through the mail (in the postage paid envelope provided), vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card(s) (or voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us.

A Message from the Chief Executive Officer	i
Notice of a Special Meeting of Shareholders	iv
Prospectus/Proxy Statement	1

Proxy card enclosed.

If you have any questions, please call Georgeson Shareholder, Scudder 21st Century Growth Fund’s proxy solicitor, at 1-888-288-5518 or contact your financial advisor.

i

PROSPECTUS/PROXY STATEMENT

                             , 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder 21st Century Growth Fund a series of Scudder Securities Trust	Scudder Small Cap Growth Fund a series of Scudder Advisor Funds

Two International Place Boston, MA 02110 (617) 295-2572	One South Street Baltimore, MD 21202 (410) 895-5000

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder 21st Century Growth Fund (“21st Century Growth Fund”) with and into Scudder Small Cap Growth Fund (“Small Cap Growth Fund”). 21st Century Growth Fund and Small Cap Growth Fund are referred to in this Prospectus/Proxy Statement collectively as the “Funds,” and each is referred to in this Prospectus/Proxy Statement individually as a “Fund.” As a result of the proposed merger, each shareholder of 21st Century Growth Fund will receive that number of full and fractional shares of the corresponding class of Small Cap Growth Fund equal in aggregate value as of the date of the merger to the total value of such shareholder’s 21st Century Growth Fund shares.

This Prospectus/Proxy Statement is being mailed on or about September     , 2004. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Small Cap Growth Fund, a series of a diversified, open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	Small Cap Growth Fund’s Class A, B, C and R prospectus, dated February 1, 2004, and its Class S and Class AARP prospectus and its Institutional Class prospectus, each dated August 22, 2004, each as supplemented from time to time (together, the “Prospectuses”), copies of which, as applicable to a shareholder’s class of shares, are included with this Prospectus/Proxy Statement;

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•	21st Century Growth Fund’s Class A, B and C prospectus and its Class I* supplement to the Class A, B and C prospectus, each dated December 1, 2003, and its Class S and Class AARP prospectus, dated December 1, 2003, each as supplemented from time to time;

•	21st Century Growth Fund’s statement of additional information, dated December 1, 2003, relating to its Class A, B, C and I shares and 21st Century’s statement of additional information, dated December 1, 2003, relating to its Class S and Class AARP shares, each as supplemented from time to time;

•	the annual report of 21st Century Growth Fund for the fiscal year ended July 31, 2003 and the Semi-Annual Report of 21st Century Growth Fund for the semi-annual period ended January 31, 2004;

•	the annual report of Small Cap Growth Fund for the fiscal year ended September 30, 2003 and the semi-annual report of Small Cap Growth Fund for the semi-annual period ended March 31, 2004; and

•	the statement of additional information relating to the proposed merger, dated August , 2004 (the “Merger SAI”).

This Prospectus/Proxy Statement is being mailed with a copy of the Prospectus of Small Cap Growth Fund applicable to your class of shares and the annual and semi-annual reports of Small Cap Growth Fund.

Each Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during the relevant period.

Shareholders may receive free copies of the Funds’ annual reports, either Fund’s Prospectuses or statements of additional information and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at the phone number listed above.

Like shares of 21st Century Growth Fund, shares of Small Cap Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

*	Class I was renamed Institutional Class on August 13, 2004.

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This document will give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, 21st Century Growth Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between open-end mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

What is being proposed?

The Trustees of 21st Century Growth Fund are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV), which we refer to as a merger of 21st Century Growth Fund into Small Cap Growth Fund. If approved by shareholders, all of the assets of 21st Century Growth Fund will be transferred to Small Cap Growth Fund in exchange for the issuance and delivery to 21st Century Growth Fund of shares of beneficial interest of Small Cap Growth Fund (“Merger Shares”) with a value equal to the value of 21st Century Growth Fund’s assets net of liabilities and for the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund. Immediately following the transfer, the appropriate class of Merger Shares received by 21st Century Growth Fund will be distributed to each of its shareholders, pro rata.

What will happen to my shares of 21st Century Growth Fund as a result of the transaction?

Your shares of 21st Century Growth Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Small Cap Growth Fund with an equal aggregate net asset value on the date of the transaction.

Why have the Trustees of 21st Century Growth Fund recommended that I approve the merger?

The Trustees of 21st Century Growth Fund believe that the merger may provide shareholders of 21st Century Growth Fund with the following principal benefits:

•	Lower Expenses. If the merger is approved, 21st Century Growth Fund shareholders are expected to benefit from lower total fund operating expenses. Small Cap Growth Fund’s investment advisor, Deutsche Asset Management, Inc. (“DeAM, Inc.”) would also agree to cap the combined fund’s expenses at the same level at which Small Cap Growth Fund’s total operating expenses are currently capped for a period of five years after the completion of the merger.

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•	Compatible Investment Opportunity in a Larger Fund. The merger offers shareholders of 21st Century Growth Fund the opportunity to invest in a substantially larger fund with similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM”), 21st Century Growth Fund’s investment advisor, has advised the Trustees that 21st Century Growth Fund and Small Cap Growth Fund have generally comparable investment objectives, policies and processes. In addition, DeIM has advised the Trustees that both Funds have the same portfolio management team.

•	Tax-Free Merger. As discussed below, the merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

These and other reasons why the Trustees are recommending the merger are discussed in this Prospectus/Proxy Statement.

The Trustees of 21st Century Growth Fund have concluded that: (1) the merger is in the best interests of 21st Century Growth Fund, and (2) the interests of the existing shareholders of 21st Century Growth Fund will not be diluted as a result of the merger. Accordingly, the Trustees of 21st Century Growth Fund unanimously recommend that shareholders approve the Agreement and Plan of Reorganization effecting the merger.

How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Each Fund invests primarily in stocks of small capitalization companies. 21st Century Growth Fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that its adviser, DeIM, believes are poised to be leaders in the new century. Small Cap Growth Fund seeks long-term capital growth. Under normal market conditions, 21st Century Growth Fund invests at least 80% of its total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of March 31, 2004, the Russell 2000 Growth Index had a median market capitalization of $495 million). Under normal market conditions, Small Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of U.S. smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million. The Funds have the same portfolio managers. Please also see Part II—“Investment Strategies and Risk Factors” below for a more detailed comparison of the Funds’ investment policies and restrictions.

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The following table sets forth a summary of the composition of the investment portfolio of each Fund as of March 31, 2004, and of Small Cap Growth Fund on a pro forma combined basis, giving effect to the proposed merger:

Portfolio Composition (March 31, 2004)

	% in U.S. Equities	% in Non-U.S. Equities	Average Market Capitalization (000)
21st Century Growth Fund	99.2%	0.8%	1,246%
Small Cap Growth Fund	95.8%	4.2%	1,225%
Small Cap Growth Fund—Pro Forma Combined[1]	96.9%	3.1%	1,231%

1	Reflects the blended characteristics of 21st Century Growth Fund and Small Cap Growth Fund as of March 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objectives and policies.

How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each Fund incurred for the twelve months ended March 31, 2004, and the pro forma expenses of Small Cap Growth Fund assuming consummation of the proposed transaction. Fees and expenses for Small Cap Growth Fund’s Class S, Class AARP and Institutional Class shares are shown on a pro forma basis only as these shares are first being offered in connection with the proposed transaction. As shown below, the merger is expected to result in decreased management fees and total expenses for shareholders of 21st Century Growth Fund. However, there can be no assurance that the merger will result in expense savings.

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Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I/ Institutional Class*	Class S	Class AARP
Maximum Cumulative Sales Charge (Load)
21st Century Growth Fund	5.75%	4.00%	None	None	None	None
Small Cap Growth Fund	5.75%	4.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
21st Century Growth Fund	5.75%	None	None	None	None	None
Small Cap Growth Fund	5.75%	None	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)
21st Century Growth Fund	None[1]	4.00%	1.00%	None	None	None
Small Cap Growth Fund	None[1]	4.00%	1.00%	None	None	None

*	Class I of 21st Century Growth Fund was renamed Institutional Class on August 13, 2004, and the shareholders of that class will be shareholders in Institutional Class shares of Small Cap Growth Fund if the merger is approved.

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of March 31, 2004, Small Cap Growth Fund and 21st Century Growth Fund had net assets of $393,163,855 and $167,026,151, respectively.

Small Cap Growth Fund	21st Century Growth Fund
Management Fee	Average Daily Net Assets	Management Fee
0.65%	$0 - $500 million	0.75%
	$500 million - $1 billion	0.70%
	Over $1 billion	0.65%

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As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of 21st Century Growth Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution (12b-1)/ Service Fees[2]	Other Expenses[3]	Total Annual Operating Expenses[3]	Less Expense Waiver/ Reimbursement[4]	Net Annual Fund Operating Expenses[4]
21st Century Growth Fund[1]
Class A	0.75%	0.24%	0.88%	1.87%	0.13%	1.74%
Class B	0.75%	0.98%	1.03%	2.76%	0.28%	2.48%
Class C	0.75%	0.98%	0.96%	2.69%	0.21%	2.48%
Class I(5)	0.75%	None	1.01%	1.76%	0.50%	1.26%
Class S	0.75%	None	0.79%	1.54%	0.04%	1.50%
Class AARP	0.75%	None	1.09%	1.84%	0.34%	1.50%

Small Cap Growth Fund
Class A	0.65%	0.25%	0.47%	1.37%	0.12%	1.25%
Class B	0.65%	1.00%	0.47%	2.12%	0.12%	2.00%
Class C	0.65%	1.00%	0.47%	2.12%	0.12%	2.00%

Small Cap Growth Fund* (Pro forma combined)
Class A	0.65%	0.25%	0.47%	1.37%	0.12%	1.25%
Class B	0.65%	1.00%	0.47%	2.12%	0.12%	2.00%
Class C	0.65%	1.00%	0.47%	2.12%	0.12%	2.00%
Institutional Class	0.65%	None	0.47%	1.12%	0.12%	1.00%
Class S	0.65%	None	0.47%	1.12%	0.12%	1.00%
Class AARP	0.65%	None	0.47%	1.12%	0.12%	1.00%

1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed within 12 to 18 months following purchase. Please see the applicable Fund’s Prospectus for more details.
2	Includes a shareholder servicing fee for Class B and C shares of up to 0.25%.
3	Restated and estimated to reflect the termination of the fixed administrative fee.
4

Through September 30, 2005 for 21st Century Growth Fund and through January 31, 2005 for Small Cap Growth Fund, each Fund’s investment advisor has contractually agreed to waive all or a portion of its management fee and

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reimburse or pay operating expenses of each Fund to the extent necessary to maintain 21st Century Growth Fund’s total operating expenses at 1.50% for Class A, Class B, Class C, Class I, Class S and Class AARP shares and 1.26% for Class I shares, and Small Cap Growth Fund’s total operating expenses at 1.25% for Class A shares and 2.00% for Class B and C shares, in each case excluding certain expenses such as Rule 12b-1 and/or service fees, extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.

5	Renamed Institutional Class shares on August 13, 2004.
*	Through the fifth anniversary of the consummation of the merger, DeAM, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 1.00% for Class A, B, C, Institutional, AARP and S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that the Trustees expect the combined Fund to incur in the first year following the merger.

Examples:

These examples translate the expenses shown in the preceding table into dollar amounts. Based on the costs above, these examples help you compare the costs of investing in the Funds. These examples make certain assumptions. They assume that the expenses above remain the same. They also assume that you invest $10,000 in a Fund, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
21st Century Growth Fund
Class A(1)	$742	$1,118	$1,517	$2,630
Class B*(1)	$652	$1,130	$1,635	$2,659
Class C*(1)	$351	$817	$1,408	$3,011
Class I(1)	$128	$505	$907	$2,031
Class S(1)	$152	$477	$830	$1,823
Class AARP(1)	$152	$510	$929	$2,098
Class B**(1)	$252	$830	$1,435	$2,659
Class C**(1)	$251	$817	$1,408	$3,011

Small Cap Growth Fund
Class A(1)	$695	$972	$1,269	$2,112
Class B*(1)	$603	$951	$1,326	$2,071
Class C*(1)	$303	$651	$1,126	$2,438
Class B**(1)	$203	$651	$1,126	$2,071
Class C**(1)	$203	$651	$1,126	$2,438

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	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund (Pro forma combined)
Class A(2)	$695	$948	$1,219	$2,064
Class B*(2)	$603	$926	$1,274	$2,020
Class C*(2)	$303	$626	$1,074	$2,387
Institutional Class(2)	$102	$318	$551	$1,297
Class S(2)	$102	$318	$551	$1,297
Class AARP(2)	$102	$318	$551	$1,297
Class B**(2)	$203	$626	$1,074	$2,020
Class C**(2)	$203	$626	$1,074	$2,387

*	Assumes you sold your shares at the end of each period.
**	Assumes you kept your shares.
(1)	Includes one year of capped expenses in each period.
(2)	Includes five years of capped expenses in each period.

What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by 21st Century Growth Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified of the results of the vote in the next annual report of 21st Century Growth Fund.

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Will the number of shares I own change?

Yes, the number of shares you own will change, but the total value of the shares of Small Cap Growth Fund you receive will equal the total value of the shares of 21st Century Growth Fund that you hold at the time of the transaction. Even though the net asset value per share of each Fund is different, the total value of each shareholder’s holdings will not change as a result of the merger.

What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the outstanding shares of 21st Century Growth Fund.

The Trustees of 21st Century Growth Fund believe that the proposed merger is in the best interest of 21st Century Growth Fund and its shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Small Cap Growth Fund and how do they compare with those of 21st Century Growth Fund?

Investment Objectives and Strategies.    As noted above, 21st Century Growth Fund and Small Cap Growth Fund have similar investment objectives and are managed by the same portfolio management team. Each Fund invests primarily in common stocks of small capitalization companies. 21st Century Growth Fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that DeIM believes are poised to be leaders in the new century. Small Cap Growth Fund seeks long-term capital growth.

21st Century Growth Fund typically invests at least 80% of its total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of                     , 2004, the Russell 2000 Growth Index had a median market capitalization of $     million). The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 2000 Growth Index. The portfolio managers generally look for companies that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning, and potential annual earnings growth of at least 15%, among other factors. The portfolio managers often find these companies in rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech. 21st Century Growth Fund has no current intention of

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investing more than 20% of its net assets in foreign securities. The Fund currently intends to invest no more than 5% of its net assets in short sales against the box.

Under normal circumstances, Small Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of U.S. smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million. The Fund may also invest up to 20% of its assets in the securities of non-US companies (including debt securities) and large capitalization stocks. The Fund may also invest up to 25% of its net assets in short sales (not including investments in short sales against the box). The Fund does not currently invest in short sales. The Fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Company research lies at the heart of the Small Cap Growth Fund’s investment process. The managers use a “bottom-up” approach to picking securities. This approach focuses on individual stock selection. The managers focus on stocks with superior growth prospects and above average near-to-intermediate term performance potential. The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources. The managers screen the bottom 20% of the total domestic equity market capitalization, using a minimum market capitalization of $10 million, utilizing specific criteria for each individual sector.

Each Fund may invest in derivatives, including futures, options, and covered call options. 21st Century Growth Fund may also invest in covered put options.

For a more detailed description of the investment techniques used by 21st Century Growth Fund and Small Cap Growth Fund, please see each Fund’s Prospectuses and SAIs.

Primary Risks.

Small Cap Growth Fund

As with any mutual fund, you may lose money by investing in Small Cap Growth Fund. Certain risks associated with an investment in Small Cap Growth Fund are summarized below. Subject to limited exceptions, the risks of an investment in Small Cap Growth Fund are substantially similar to the risks of an investment in 21st Century Growth Fund. More detailed descriptions of the risks associated with an investment in Small Cap Growth Fund can be found in the Fund’s Prospectuses and SAIs.

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The value of your investment in Small Cap Growth Fund will change with changes in the values of the investments held by Small Cap Growth Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Small Cap Growth Fund’s investments as a whole. Small Cap Growth Fund could be subject to additional principal risks because the types of investments its makes can change over time.

There are several risk factors that could hurt Small Cap Growth Fund’s performance, cause you to lose money or cause Small Cap Growth Fund’s performance to trail that of other investments.

Stock Market Risk.    As with most stock funds, one of the most important factors with Small Cap Growth Fund is how stock markets perform – in this case, the small company portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes and the Fund may not be able to get an attractive price for them.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Small Company Capitalization Risk.    Small company stocks tend to experience steeper price fluctuations—down as well as up—than the stocks of large companies. A shortage of reliable information—the same information gap that creates opportunity—can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Securities Risk.    Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates the prices of its securities, you may not receive the full value for your Fund shares when you sell.

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Securities Lending Risk.    Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance:

•	derivatives risk—derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price as interest rate movements (see “Secondary risks” in the Fund’s prospectus for more information)

21st Century Growth Fund

In addition to stock market risk and small company capitalization risk, described above, 21st Century Growth Fund also has as its principal risk factors growth investing risk and industry risk.

Growth Investing Risk.    Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks. An investment in Small Cap Growth Fund is also subject to this risk.

Industry Risk.    While 21st Century Growth Fund does not concentrate in any industry, to the extent that it has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of the Fund’s portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Small Cap Growth Fund is also subject to this risk.

Other factors that could affect the Fund’s performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other factors

•	foreign securities risk (see above)

•	derivatives risk (see above)

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III. Other Comparisons Between the Funds

Investment advisors.    DeAM, Inc. is the investment advisor for Small Cap Growth Fund and DeIM is the investment advisor for 21st Century Growth Fund. Each advisor makes investment decisions for the applicable Fund, buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Each advisor is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Most importantly, the Funds are managed by the same portfolio managers who are employed by the advisors to render services to each Fund.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of each Fund’s investment advisor, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuing offer of such shares. Each Fund has adopted distribution plans on behalf of its Class A, B and C Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”). Pursuant to its Rule 12b-1 Plans, Small Cap Growth Fund’s Class A shares have a distribution fee of 0.25% and its Class B and Class C shares each have a distribution fee of 0.75%. Pursuant to its Rule 12b-1 Plans, 21st Century Growth Fund’s Class A shares have a service fee of up to 0.25% and its Class B and Class C shares each have a 0.75% distribution fee and a service fee of up to 0.25%. Small Cap Growth Fund also has a service agreement (the “Services Agreement”) with SDI. Pursuant to the Services Agreement, SDI receives a services fee of up to 0.25% per year with respect to the Class B and C Shares of Small Cap Growth Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of Small Cap Growth Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. The Small Cap Growth Fund 12b-1 and service fee structure will remain in effect following the merger.

Trustees and Officers.    The Trustees of Scudder Securities Trust, of which 21st Century Growth Fund is a series, are different from those of Scudder Advisor Fund, of which Small Cap Growth Fund is a series. As described in the SAI, which is available upon request, the following individuals comprise the Board of Trustees of Small Cap Growth Fund:

Richard R. Burt

S. Leland Dill

Martin J. Gruber

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Joseph R. Hardiman

Richard J. Herring

Graham E. Jones

Rebecca W. Rimel

Philip Saunders, Jr.

William N. Searcy

Robert H. Wadsworth

In addition, certain officers of 21st Century Growth Fund are different from those of Small Cap Growth Fund.

Independent Registered Public Accountants (“Auditors”).    Each Fund’s Independent Registered Public Accounting Firm is PricewaterhouseCoopers LLP.

Administrator.    SDI is the administrator for 21st Century Growth Fund. Investment Company Capital Corporation is the administrator for Small Cap Growth Fund.

Charter Documents.    Each Fund is a series of a Massachusetts business trust. There are no significant differences between the Fund’s organizational documents with respect to the rights of shareholders contained therein.

IV. Information about the Proposed Merger

General.    The shareholders of 21st Century Growth Fund are being asked to approve a transaction between 21st Century Growth Fund and Small Cap Growth Fund pursuant to an Agreement and Plan of Reorganization between the Funds, dated as of                          , 2004 (the “Agreement”), a copy of which is attached to this Prospectus/Proxy Statement as Appendix A.

The merger is structured as a transfer of all of the assets of 21st Century Growth Fund to Small Cap Growth Fund in exchange for the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund and for the issuance and delivery to 21st Century Growth Fund of Merger Shares of Small Cap Growth Fund equal in aggregate value to the net value of the assets transferred to Small Cap Growth Fund.

After receipt of the Merger Shares, 21st Century Growth Fund will distribute them to its shareholders, in proportion to their existing shareholdings, in complete liquidation of 21st Century Growth Fund, and the legal existence of 21st Century Growth Fund as a series of Scudder Securities Trust will be terminated. Each shareholder of 21st Century Growth Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to the aggregate value of, the shareholder’s 21st Century Growth Fund shares.

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Prior to the date of the merger, 21st Century Growth Fund will sell all investments that would violate the investment restrictions of Small Cap Growth Fund and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distributions to shareholders of 21st Century Growth Fund occurring prior to the merger above that which they would have received absent the merger.

The Trustees of 21st Century Growth Fund have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the outstanding shares of 21st Century Growth Fund.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger. Deutsche Asset Management first proposed the merger to the Trustees of 21st Century Growth Fund at a meeting held in February 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by Deutsche Asset Management to consolidate its mutual fund lineup. Deutsche Asset Management advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder family by reorganizing and combining certain funds; and

•	Focus Deutsche Asset Management’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of 21st Century Growth Fund, including all Trustees who are not “interested persons” of 21st Century Growth Fund (as defined by the 1940 Act), conducted a thorough review of the potential implications of the merger on 21st Century Growth Fund shareholders. They were assisted in this review by their independent legal counsel. Following the February 2004 meeting, the Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of Deutsche Asset Management. In the course of their review, the Trustees requested and received substantial additional information and negotiated changes to Deutsche Asset Management’s initial proposal.

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On June 16, 2004, the Trustees of 21st Century Growth Fund, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act), approved the terms of the merger. The Trustees have also unanimously agreed to recommend that the merger be approved by the Fund’s shareholders.

In determining to recommend that the shareholders of 21st Century Growth Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expenses of 21st Century Growth Fund and the estimated operating expenses of the combined fund, and between the estimated operating expenses of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expenses of each class of the combined fund are substantially lower than the corresponding class of 21st Century Growth Fund. The Trustees also considered Deutsche Asset Management’s commitment to cap the combined fund’s operating expenses for a five year period at levels below 21st Century Growth Fund’s current operating expenses. The Trustees also gave extensive consideration to possible economies of scale that might be realized by Deutsche Asset Management in connection with the merger, as well as the other fund combinations included in Deutsche Asset Management’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of Small Cap Growth Fund, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of 21st Century Growth Fund and the operating expenses of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The compatibility of 21st Century Growth Fund’s and Small Cap Growth Fund’s investment objectives, policies, restrictions and portfolios. Based on information provided by Deutsche Asset Management, the Trustees concluded that the investment objectives, policies and restrictions of 21st Century Growth Fund and Small Cap Growth Fund were substantially similar and that the securities in 21st Century Growth Fund’s portfolio were compatible with the securities in Small Cap Growth Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of 21st Century Growth Fund to pursue similar investment goals in a larger fund.

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•	The service features available to shareholders of Small Cap Growth Fund. The Trustees concluded that the services available to shareholders of each class of Small Cap Growth Fund were substantially similar to those available to shareholders of the corresponding class of 21st Century Growth Fund.

•	The costs to be borne by 21st Century Growth Fund, Small Cap Growth Fund and Deutsche Asset Management as a result of the merger. Based on representations by Deutsche Asset Management and the terms of the Agreement and Plan of Reorganization, the Trustees noted that Deutsche Asset Management would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Funds’ portfolios.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than 21st Century Growth Fund and enjoy any related economies of scale.

•	The tax consequences of the merger on 21st Century Growth Fund, Small Cap Growth Fund and their respective shareholders, including, in particular, the historical and pro forma tax attributes of 21st Century Growth Fund and Small Cap Growth Fund and the effect of the merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below). The Trustees concluded that lower fund operating expenses and other benefits to shareholders resulting from the merger outweighed the potentially less favorable tax attributes of the combined fund.

•	The investment performance of 21st Century Growth Fund and Small Cap Growth Fund. The Trustees noted that the performance of Small Cap Growth Fund was superior to the performance of 21st Century Growth Fund over longer periods.

Based on all of the foregoing, the Trustees concluded that 21st Century Growth Fund’s participation in the merger would be in the best interests of 21st Century Growth Fund and would not dilute the interests of 21st Century Growth Fund’s existing shareholders. The Trustees of 21st Century Growth Fund, including all Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed transaction will be governed by the Agreement, a copy of which is attached as Appendix A. The Agreement provides that Small Cap Growth Fund will acquire all of the assets of 21st Century Growth Fund in exchange for the assumption by Small Cap Growth Fund of

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all of the liabilities of 21st Century Growth Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the transaction (4:00 p.m., Eastern Standard Time on November     , 2004 (the “Valuation Time”), or such other date and time as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

21st Century Growth Fund will sell all of its assets to Small Cap Growth Fund, and in exchange Small Cap Growth Fund will assume all of the liabilities of 21st Century Growth Fund and deliver to 21st Century Growth Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of 21st Century Growth Fund attributable to shares of the corresponding class of 21st Century Growth Fund, less the value of the liabilities of 21st Century Growth Fund assumed by Small Cap Growth Fund attributable to shares of such class of 21st Century Growth Fund. Immediately following the transfer of assets on the Exchange Date, 21st Century Growth Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by 21st Century Growth Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of 21st Century Growth Fund. As a result of the proposed transaction, each shareholder of 21st Century Growth Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of 21st Century Growth Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Small Cap Growth Fund in the name of such 21st Century Growth Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of each Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of both Funds have determined that the proposed merger is in the best interests of each Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time (i) by mutual consent of Small Cap Growth Fund and 21st Century Growth Fund, (ii) by either party if the merger is not consummated by                      ,          or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

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If shareholders of 21st Century Growth Fund approve the merger, the Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of 21st Century Growth Fund are added to the portfolio of Small Cap Growth Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Small Cap Growth Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $368,840. All fees and expenses, including legal and accounting expenses, trading costs, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by Deutsche Asset Management.

Description of the Merger Shares.    Merger Shares will be issued to 21st Century Growth Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C, Institutional Class*, Class S and Class AARP.

Shares of Small Cap Growth Fund. (Institutional Class, Class S and Class AARP Shares of Small Cap Growth Fund are not currently offered and are being offered initially in connection with the merger.) Each class of Merger Shares has the same characteristics as shares of the corresponding class (in the case of Institutional Class shares of Small Cap Growth Fund, Class I shares of 21st Century Growth Fund) of 21st Century Growth Fund. 21st Century Growth Fund shareholders receiving a class of Merger Shares which is subject to an initial sales charge will not pay an initial sales charge on such shares. Your Merger Shares will be subject to a contingent deferred sales charge and/or redemption fee only to the extent that your 21st Century Growth Fund shares were so subject. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your 21st Century Growth Fund shares and for the price you originally paid. For purposes of determining any automatic conversion date, the Merger Shares will be treated as having been purchased on the date you originally purchased your 21st Century Growth Fund shares (so that the conversion date of the shares will be unaffected by the merger). For more information on the characteristics of each class of Merger Shares, please see the Small Cap Growth Fund Prospectus applicable to your class of shares, a copy of which is included with the mailing of this Prospectus/Proxy Statement.

*	Class I of 21st Century Growth Fund were renamed Institutional Class on August 13, 2004 and shareholders of that class will become Institutional Class shareholders of Small Cap Growth Fund if the merger is approved.

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Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of a Fund. Each Trust’s Agreement and Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the relevant Fund and requires (or, in the case of 21st Century Growth Fund, permits) that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust’s Trustees. Moreover, each Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund, and each Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Deutsche Asset Management remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the relevant Fund itself is unable to meet its obligations.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, counsel to Small Cap Growth Fund (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by Small Cap Growth Fund of all of the assets of 21st Century Growth Fund solely in exchange for Merger Shares and the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund, followed by the distribution by 21st Century Growth Fund to its shareholders of Merger Shares in complete liquidation of 21st Century Growth Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Small Cap Growth Fund and 21st Century Growth Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, 21st Century Growth Fund will not recognize gain or loss upon the transfer of its assets to Small Cap Growth Fund in exchange for Merger Shares and the assumption of the 21st Century Growth Fund liabilities by Small Cap Growth Fund, and 21st Century Growth Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of 21st Century Growth Fund.

•	Under Section 354 of the Code, shareholders of 21st Century Growth Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for 21st Century Growth Fund shares.

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•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of 21st Century Growth Fund will be the same as the aggregate basis of 21st Century Growth Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each 21st Century Growth Fund shareholder will include the holding period of 21st Century Growth Fund shares exchanged therefor, provided that the 21st Century Growth Fund shareholder held the 21st Century Growth Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, Small Cap Growth Fund will not recognize gain or loss upon the receipt of assets of 21st Century Growth Fund in exchange for Merger Shares and the assumption by Small Cap Growth Fund of all of the liabilities of 21st Century Growth Fund.

•	Under Section 362(b) of the Code, the basis of the assets of 21st Century Growth Fund transferred to Small Cap Growth Fund in the reorganization will be the same in the hands of Small Cap Growth Fund as the basis of such assets in the hands of 21st Century Growth Fund immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of 21st Century Growth Fund transferred to Small Cap Growth Fund in the reorganization in the hands of Small Cap Growth Fund will include the periods during which such assets were held by 21st Century Growth Fund.

Small Cap Growth Fund will file the tax opinions with the SEC at a future date.

While, as noted above, no tax liability for shareholders is expected to arise directly from the merger, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

The portfolio turnover rate for Small Cap Growth Fund, i.e. the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the year ended September 30, 2003 was 82%. The portfolio turnover rate for 21st Century Growth Fund for the year ended July 31, 2004 was     %. While these figures do not reflect a significant difference between the Funds, Small Cap Growth Fund’s portfolio turnover rate

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could increase, and a higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed and, in the case of net short-term capital gains, would be taxed as ordinary income.

Each Fund intends to distribute dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by 21st Century Growth Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction for any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

Small Cap Growth Fund’s ability to carry forward the pre-merger losses of 21st Century Growth Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on April 30, 2004, approximately 78% of 21st Century Growth Fund’s net losses, which equaled approximately 130% of its net asset value at that time, would have become permanently unavailable for use by Small Cap Growth Fund by reason of the merger. In addition, as a result of the merger, the benefit of the available pre-merger losses of 21st Century Growth Fund may well be spread over a larger asset base than would have been the case absent the merger.

If the merger had occurred on April 30, 2004, Small Cap Growth Fund would have had very few losses (less than 1% of its net asset value) with which to offset its pre-merger gains, and the combined fund would have been required to make a taxable distribution to shareholders equal to 6% of its net assets, including former shareholders of 21st Century Growth Fund.

As a result of the reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of 21st Century Growth Fund following the merger, former shareholders of 21st Century Growth Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

This description of the federal income tax consequences of the mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in Fund performance. The table following the charts compares the Funds’ performance to each other’s and to that of a broad measure of market performance. Because the inception date for 21st Century Growth Fund’s Class A, B and C Shares was May 1, 2000, the inception date for 21st Century Growth Fund’s Class AARP shares was October 2, 2000 and the inception date for 21st Century Growth Fund’s Class I shares was December 1, 2001, performance figures for those classes for periods prior to that date are based on the Fund’s original share class (Class S), adjusted to reflect the different gross total annual operating expenses of Class A, B, C, I or AARP, as applicable. Because the inception date for Small Cap Growth Fund’s Class A, B and C Shares was June 28, 2002 and the inception date for Small Cap Growth Fund’s Institutional Class, Class S and Class AARP shares is August 22, 2004, Small Cap Growth Fund’s performance figures for periods prior to the inception date for each of those classes are based on the performance of the Fund’s original share class (Investment Class), adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C, S, AARP [or Institutional], as applicable and the current applicable sales charge of Classes A, B and C. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance for 21st Century Growth Fund’s Class S shares and Small Cap Growth Fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar charts do not reflect sales loads; if they did, total returns would be lower. The table shows how each Fund’s performance compares with a broad-based market index (which, unlike a Fund, does not have any fees or expenses). The performance of 21st Century Growth Fund is compared to the Russell 2000 Growth Index and the performance of Small Cap Growth Fund is compared to the Russell 2000 Index and the Russell 2000 Growth Index. The table includes the effects of maximum sales loads. The performance of the Funds and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates.) The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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21st Century Growth Fund

Calendar Year Total Returns for Class S Shares

Annual Total Returns (%) as of 12/31 each year	Class S

For the periods included in the chart:

Best Quarter: 46.52%; Q4 1999                    Worst Quarter: -27.98%, Q3 2001

Small Cap Growth Fund

Calendar Year Total Returns for Class A Shares

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the chart:

Best Quarter: 30.11%; Q3 1997                    Worst Quarter: -24.39%, Q3 1998

Class A year-to-date performance through June 30, 2004 was 5.75% for 21st Century Growth Fund and 4.63% for Small Cap Growth Fund.

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Average Annual Total Returns (for periods ending 12/31/03)

	1 year	5 years	Since inception (for 21st Century Growth Fund) and 10 years (for Small Cap Growth Fund)
21st Century Growth Fund(4)
Class A (Return before Taxes)	23.49%	-0.43%	1.17	%(1)
Class A (Return after Taxes on distributions)	23.49%	-0.85%	0.21	%(1)
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	13.26%	-0.72%	0.18	%(1)
Class B (Return before Taxes)	27.04%	-0.20%	1.22	%(1)
Class C (Return before Taxes)	30.11%	0.01%	1.24	%(1)
Class I	31.92%	N/A	-9.81	%(2)
Class S	31.55%	1.03%	2.26	%(1)
Class AARP	31.48%	1.06%	2.27	%(3)
Index* (Reflects no deductions for fees, expenses or taxes)	48.54%	0.86%	2.51%

Small Cap Growth Fund
Class A (Return before Taxes)	14.68%	5.39%	12.19%
Class A (Return after Taxes on Distributions)	14.68%	-2.61%	-1.32%
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	7.53%	-3.01%	-3.16%
Class B (Return before Taxes)	17.80%	5.70%	12.02%
Class C (Return before Taxes)	20.73%	5.85%	12.02%
Index 1** (Reflects no deductions for fees, expenses or taxes)	47.25%	7.13%	9.47%
Index 2*** (Reflects no deductions for fees, expenses or taxes)	48.54%	0.86%	5.43%

Index*:    The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with greater-than-average growth orientation and whose common stocks trade on the New York Stock Exchange, the American Stock Exchange or Nasdaq.

Index**:    The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.

Index***:    As of July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the Small Cap Growth Fund’s benchmark index because DeAM, Inc. believes it is more appropriate to measure the Fund’s performance against the Russell 2000 Growth Index as it more accurately reflects the Fund’s investment strategy.

(1)	Since 9/9/96.
(2)	Since 12/01/01.

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(3)	Since 10/2/00.
(4)	Total returns from the date of inception through 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information for Classes A, B, C or (for 21st Century Growth Fund) Class I, call your financial representative or call 800-621-1048 or visit the Scudder website at www.scudder.com. For more recent performance information for 21st Century Growth Fund’s Class S, call 800-SCUDDER or visit myscudder.com. For more recent performance information for 21st Century Growth Fund’s Class AARP, call 800-253-2277 or visit aarp.scudder.com.

Capitalization.    The following table sets forth the capitalization of Small Cap Growth Fund and 21st Century Growth Fund as of March 31, 2004, and of Small Cap Growth Fund on a pro forma combined basis, as adjusted, giving effect to the proposed merger discussed in this Prospectus/Proxy Statement.(1)

	21st Century Growth Fund	Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined
	(Unaudited)
Net assets
Class A	$27,069,699	$33,538,055		$60,607,754
Class B	$6,341,629	$3,108,090		$9,449,719
Class C	$6,122,590	$4,315,950		$10,438,540
Investment Class		$351,033,375		$351,033,375
Class I/Institutional Class(2)	$2,799,155	—		$2,799,155
Class R	—	$1,168,385		$1,168,385
Class S	$120,458,780	—		$120,458,780
Class AARP	$4,234,298	—		$4,234,298
Total Net Assets	167,026,151	393,165,855		560,190,006

Shares outstanding

Class A	1,998,967	1,494,303	(792,652)	2,700,618
Class B	483,057	140,238	(196,882)	426,413
Class C	465,900	194,743	(189,610)	471,033
Investment Class	—	15,639,470	—	15,639,470
Class I/Institutional Class(2)	203,014	—	(78,274)	124,740
Class R	—	51,992		51,992
Class S	8,803,299	—	(3,435,261)	5,368,038
Class AARP	308,969	—	(120,275)	188,694
Net asset value per share
Class A	$13.54	$22.44		$22.44
Class B	$13.13	$22.16		$22.16
Class C	$13.14	$22.16		$22.16
Investment Class	N/A	$22.45		$22.45
Class I/Institutional Class(2)	$13.79	—		$22.44
Class R	—	$22.47		$22.47
Class S	$13.68	—		$22.44
Class AARP	$13.70	—		$22.44

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(1)	Assumes the merger had been consummated on March 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Small Cap Growth Fund will be received by the shareholders of 21st Century Growth Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Small Cap Growth Fund that actually will be received on or after such date.
(2)	Class I shares of 21st Century Growth Fund were renamed Institutional Class shares on August 13, 2004.

Unaudited pro forma combining financial statements of the Funds as of March 31, 2004 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Small Cap Growth Fund will be the surviving Fund following the merger and because Small Cap Growth Fund’s investment objectives and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of 21st Century Growth Fund to Small Cap Growth Fund as contemplated by the Agreement.

The Trustees of 21st Century Growth Fund, including the independent Trustees, unanimously recommend approval of the merger.

V. Information about Voting and the Shareholder Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of 21st Century Growth Fund with and into Small Cap Growth Fund and the solicitation of proxies by and on behalf of the Trustees of 21st Century Growth Fund for use at the Meeting of shareholders (the “Meeting”). The Meeting is to be held on November 4, 2004, at 4:00 p.m., Eastern Time, at One South Street, Baltimore, MD 21202, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about September     , 2004.

As of August 18, 2004, 21st Century Growth Fund had the following shares outstanding:

Share Class	Number of Shares
Class A
Class B
Class C
Class I
Class S
Class AARP

Only shareholders of record on August 18, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

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The Trustees of 21st Century Growth Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from 21st Century Growth Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of the outstanding shares of 21st Century Growth Fund. Proxies from Small Cap Growth Fund’s shareholders are not being solicited because their approval or consent is not necessary for the merger.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of 21st Century Growth Fund at the close of business on August 18, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof.

The holders of at least one-third of the shares of 21st Century Growth Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of 21st Century Growth Fund’s shares. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by 21st Century Growth Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

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Share Ownership.    [As of [August 18], 2004, the officers and Trustees of each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund.] To the best of the knowledge of 21st Century Growth Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of 21st Century Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Class A
Class B
Class C
Class I
Class S
Class AARP

To the best of the knowledge of Small Cap Growth Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of any class of Small Cap Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Class A
Class B
Class C
Class R**
Investment Class**

**	These classes are not involved in the merger because 21st Century Growth Fund does not have Class R or Investment Class Shares.

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of 21st Century Growth Fund, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $44,000. As the Meeting date approaches, certain shareholders of 21st Century Growth Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of 21st Century Growth Fund. Proxies that are obtained telephonically will be recorded in

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accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals.

The cost of preparing, printing and mailing the enclosed proxy card(s) and Prospectus/Proxy Statement, and all other costs incurred in connection with the

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solicitation of proxies for 21st Century Growth Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by Deutsche Asset Management.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of 21st Century Growth Fund at [address], (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke any previously given proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management and its affiliates, certain individuals, including in some cases Scudder fund Trustees/Directors, and other parties. Deutsche Asset Management has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, Deutsche Asset Management believes the likelihood the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2004, by and among Scudder Advisor Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Small Cap Growth Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Securities Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder 21st Century Growth Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Asset Management Inc. (“DeAm”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is One South Street, Baltimore, MD 21202. The principal place of business of the Acquired Trust is Two International Place, Boston, MA 02110.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Institutional Class, Class S and Class AARP voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Investment Class and Institutional Class Acquiring Fund Shares to be so credited to the Investment Class and Institutional Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Investment Class and Institutional Class shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B, Class C, Institutional Class, Class S and Class AARP, as applicable, shall be equal to the net asset value of one Class A share of the Acquiring Fund.

2.3    The number of Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be November 15, 2004, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    Scudder Investments Service Company (“SISvC”), as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Delaware law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended July 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since July 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISvC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended September 30, 2003, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since September 30, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a special meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such special meeting shall be scheduled for no later than [January 31, 2005].

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the special meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund may declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is legally existing as a business trust;

  (b)    the Acquiring Fund has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and

(iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeAM limiting the expenses of the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquiring Fund to 1.00% for the five year period ending         , 200[9], in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been duly formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii)under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeAM, Inc. will bear all the expenses associated with the Reorganization[, including any brokerage costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization].

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

12.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [February 28, 2005], unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the special meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, One South Street, Baltimore, MD 21202, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019-6099, Attention: Burton M. Leibert, or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention:                     , or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts or the Secretary of the State of Delaware, as applicable, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER SECURITIES TRUST, on behalf of Scudder 21st Century Growth Fund

Secretary	By: Its:

Attest:	SCUDDER ADVISOR FUND, on behalf of Scudder Small Cap Growth Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

Synopsis
Investment Strategies and Risk Factors
Other Comparisons Between the Funds
Information About the Proposed Merger
Information About Voting and the Shareholder Meeting
Other Information
Regulatory and Litigation Matters
Appendix A — Agreement and Plan of Reorganization	A-1

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

SCUDDER

INVESTMENTS

P.O. BOX 9132

HINGHAM, MA 02043-9132

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card on reverse at hand.

2) Call 1-8888-288-2518.

3) Enter the 14-digit control number shown below and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card on reverse at hand.

2) Go to Web site www.             .com

3) Enter the 14-digit control number shown below and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET

*** CONTROL NUMBER: 999 999 999 999 99 ***

SCUDDER 21st Century Growth

SCUDDER SECURITIES TRUST

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

One South Street, Baltimore, Maryland 21202

4:00 p .m., Eastern time, on November 4, 2004

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matters set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other maters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE

SIGN AND DATE BELOW AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:

Signature(s) (Title(s), if applicable) (Sign in the Box)

Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Scudder Securities Trust

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. 9

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

Vote on Proposal

FOR

AGAINST

ABSTAIN

Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder 21st Century Fund to ScudderSmall Cap Growth Fund [acquiring fund], in exchange for shares of Scudder 21st Century Fund [acquiring fund] and the assumption by Scudder 21st Century Fund [acquiring fund] of all of the liabilities of Scudder 21st Century Fund [acquired fund], and the distribution of such shares to the shareholders of Scudder 21st Century Fund [acquired fund], in complete termination and liquidation of Scudder 21st Century Fund [acquired fund].

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

Scudder Securities Trust

Small/Aggressive Growth II

Prospectus

February 1, 2004

Scudder Micro Cap Fund

Classes A, B and C

Scudder Mid Cap Fund

Classes A, B, C and R

Scudder Small Cap Fund

Classes A, B, C and R

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

4	Scudder Micro Cap Fund

11	Scudder Mid Cap Fund

19	Scudder Small Cap Fund

27	Other Policies and Secondary Risks

29	Who Manages and Oversees the Funds

31	Financial Highlights

How to Invest in the Funds

42	Choosing a Share Class

49	How to Buy Class A, B and C Shares

50	How to Exchange or Sell Class A, B and C Shares

51	How to Buy or Sell Class R Shares

52	Policies You Should Know About

60	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C

ticker symbol	SMFAX	SMFBX	SMFCX
fund number	489	689	789

Scudder Micro Cap Fund

The Fund’s Main Investment Strategy

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

The fund invests primarily in equity securities of US micro capitalization growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of our investment process. The managers use a “bottom-up” approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The fund may also use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See “Other Policies and Secondary Risks” for more information.)

4    |    Scudder Micro Cap Fund

■	The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

■	The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

■	The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

■	The managers screen the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro cap companies with growth and profitability.

The fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that the managers believe to be of high quality.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given industry.

Scudder Micro Cap Fund    |    5

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, the micro capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investments to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Micro Capitalization Company Risk. The fund’s investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity in micro company investing — can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company’s financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company’s shares may be more difficult to sell.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

6    |    Scudder Micro Cap Fund

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Another factor that could affect performance:

■	derivatives could produce disproportionate losses (see “Secondary risks” for more information)

Scudder Micro Cap Fund    |    7

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 28, 2002. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Class A, B and C. Institutional Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Micro Cap Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 29.66%, Q4 1999	Worst Quarter: –24.17%, Q3 1998

8    |     Scudder Micro Cap Fund

Average Annual Total Returns (%) as of 12/31/2003
	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	32.58	15.16	13.79
Return after Taxes on Distributions	32.58	2.14	1.51
Return after Taxes on Distributions and Sale of Fund Shares	19.16	-0.02	-0.59
Class B (Return before Taxes)	36.69	15.56	13.89
Class C (Return before Taxes)	38.30	15.44	13.73
Index (reflects no deductions for fees, expenses or taxes)	47.25	7.13	7.72

Index: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

*	Since December 18, 1996 (inception date of Institutional Class). Index comparison begins on December 31, 1996.

Total returns from inception through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

Scudder Micro Cap Fund    |    9

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	None	1.00
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00	1.00

Annual Operating Expenses, deducted from fund assets
Management Fee	1.50%	1.50%	1.50%
Distribution/Service (12b-1) Fee	0.25	0.75	0.75
Other Expenses**	0.41	0.66	0.66
Total Annual Operating Expenses	2.16	2.91	2.91
Less Fee Waivers/Expense Reimbursements***	0.42	0.42	0.42
Total Net Annual Operating Expenses	1.74	2.49	2.49

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Includes a 0.25% shareholder servicing fee for Class B and Class C shares.
***	The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005, so that total operating expenses will not exceed 1.74% for Class A shares and 2.49% for Class B and C shares.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period
Class A shares	$742	$1,174	$1,631	$2,894
Class B shares	652	1,161	1,696	2,863
Class C shares	450	953	1,581	3,271

Expenses, assuming you kept your shares
Class A shares	$742	$1,174	$1,631	$2,894
Class B shares	252	861	1,496	2,863
Class C shares	350	953	1,581	3,271

10    |     Scudder Micro Cap Fund

	Class A	Class B	Class C	Class R

ticker symbol	SMCAX	SMCBX	SMCCX	SMCRX
fund number	483	683	783	1500

Scudder Mid Cap Fund

The Fund’s Main Investment Strategy

The fund seeks long-term capital growth.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company’s common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

The fund invests primarily in equity securities of medium-sized growth-oriented companies. The managers focus on individual security selection rather than industry selection. The managers use an active process which combines financial analysis with company visits to evaluate management and strategies.

The fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

Company research lies at the heart of the investment process. The managers use a “bottom-up” approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

Scudder Mid Cap Fund    |    11

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See “Other Policies and Secondary Risks” for more information.)

■	The managers focus on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

■	The managers emphasize individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

■	The managers generally seek companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

■	The managers screen within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability potential.

The fund follows a disciplined selling process to try to lessen risk. We may sell a security if one or more of the following conditions take place:

■	there is a material change in the company’s fundamentals; or

■	the stock price reaches the managers’ expectations.

12    |    Scudder Mid Cap Fund

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform—in this case, the medium-sized capitalization portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company’s financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company’s shares.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Scudder Mid Cap Fund    |    13

the fund. If the fund underestimates the prices of its securities, you may not receive the full market value for your fund shares when you sell.

Another factor that could affect performance:

■	derivatives could produce disproportionate losses (see “Secondary risks” for more information)

14    |    Scudder Mid Cap Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was June 28, 2002. The inception date for Class R shares was July 1, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund’s original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Investment Class, adjusted to reflect both the higher gross total annual operating expenses for Class A, B, C or R and the current applicable sales charges of Classes A, B and C. Investment Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Mid Cap Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 29.95%, Q4 1999	Worst Quarter: –19.58%, Q3 1998

Scudder Mid Cap Fund    |    15

Average Annual Total Returns (%) as of 12/31/2003
	1 Year	5 Years	10 Years
Class A
Return before Taxes	20.96	4.16	9.87
Return after Taxes on Distributions	20.96	-4.06	-2.05
Return after Taxes on Distributions and Sale of Fund Shares	11.61	-3.98	-2.16
Class B (Return before Taxes)	23.42	4.26	9.47
Class C (Return before Taxes)	26.15	4.22	9.36
Class R (Return before Taxes)	27.81	5.10	10.23
Index (reflects no deductions for fees, expenses or taxes)	35.62	9.21	13.93

Index: S&P Mid Cap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

Total returns from inception through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

16    |     Scudder Mid Cap Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C	Class R

Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%	None
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	None	1.00	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None[1]	4.00	1.00	None

Annual Operating Expenses, deducted from fund assets
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fee[2]	0.25	0.75	0.75	0.50
Other Expenses[3,5]	0.44	0.69	0.69	0.44
Total Annual Operating Expenses	1.34	2.09	2.09	1.59
Less Expense Waiver/Reimbursement[4]	0.09	0.09	0.09	0.09
Total Net Annual Operating Expenses	1.25	2.00	2.00	1.50

[1]	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
[2]	Includes a shareholder servicing fee for Class R shares of up to 0.25%.
[3]	Includes a shareholder servicing fee for Class B and Class C shares of up to 0.25%.
[4]	The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005, so that total operating expenses will not exceed 1.25% for Class A shares, 2.00% for Class B and C shares and 1.50% for Class R shares.
[5]	Estimated for Class R since Class R shares had only three months of operations during the fund’s last fiscal year.

Scudder Mid Cap Fund    |    17

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period
Class A shares	$695	$967	$1,259	$2,088
Class B shares	603	946	1,315	2,046
Class C shares	401	740	1,204	2,490
Class R shares	153	493	857	1,882

Expenses, assuming you kept your shares
Class A shares	$695	$967	$1,259	$2,088
Class B shares	203	646	1,115	2,046
Class C shares	301	740	1,204	2,490
Class R shares	153	493	857	1,882

18    |    Scudder Mid Cap Fund

	Class A	Class B	Class C	Class R

ticker symbol	SSDAX	SSDBX	SSDCX	SSDRX
fund number	471	671	771	1511

Scudder Small Cap Fund

The Fund’s Main Investment Strategy

The fund seeks long-term capital growth.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity securities universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.

The fund invests primarily in equity securities of US smaller capitalization companies. The managers focus on individual security selection rather than industry selection. In managing the fund, we use a “bottom-up” approach in selecting portfolio securities. The fund’s portfolio management team uses an active investment process to evaluate company growth prospects and competitive strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within sectors.

The fund may also invest up to 20% of its assets in the stocks of non-US companies and large capitalization stocks.

Company research lies at the heart of our investment process. The managers use a “bottom-up” approach to picking securities. This approach focuses on individual stock selection.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See “Other Policies and Secondary Risks” for more information.)

Scudder Small Cap Fund    |    19

■	The managers focus on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

■	The managers emphasize individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

■	The managers generally seek companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

■	The managers screen the bottom 20% of the total domestic equity market capitalization, using a minimum market capitalization of $10 million, utilizing specific criteria for each individual sector.

The managers look primarily for financial attributes that set these companies apart:

■	estimated above-average growth in revenues and earnings; and

■	a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The managers will normally sell a stock when they believe it has one or more of the following signs of negative change:

■	decelerating revenue or earnings growth;

■	loss of market share;

■	increasing levels of debt or decreasing levels of cash flow and working capital; and

■	a stock price that lags behind competitors’.

20    |    Scudder Small Cap Fund

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, the small company portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information —the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Securities Risk. Foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the prices of its

Scudder Small Cap Fund    |    21

securities, you may not receive the full market value for your fund shares when you sell.

Another factor that could affect performance:

■	derivatives could produce disproportionate losses (see “Secondary risks” for more information)

22    |    Scudder Small Cap Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was June 28, 2002. The inception date for Class R shares was October 1, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund’s original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Investment Class, adjusted to reflect both the higher gross total annual operating expenses for Class A, B, C or R and the current applicable sales charge of Classes A, B, and C. Investment Class shares are offered in a different prospectus, which is available upon request.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Small Cap Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 30.11%, Q3 1997	Worst Quarter: –24.39%, Q3 1998

Scudder Small Cap Fund    |    23

Average Annual Total Returns (%) as of 12/31/2003
	1 Year	5 Years	10 Years
Class A
Return before Taxes	14.68	5.39	12.19
Return after Taxes on Distributions	14.68	–2.61	–1.32
Return after Taxes on Distributions and Sale of Fund Shares	7.53	–3.01	–3.16
Class B (Return before Taxes)	16.80	5.70	12.02
Class C (Return before Taxes)	19.53	5.64	11.90
Class R (Return before Taxes)	21.43	6.28	12.45
Index (reflects no deductions for fees, expenses or taxes)	47.25	7.13	9.47

Index: Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.

Current performance may be higher or lower than the performance data quoted above. Total returns from inception through 2003 would have been lower if operating expenses hadn’t been reduced.

For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

24    |    Scudder Small Cap Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C	Class R

Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%	None
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	None	1.00	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None[1]	4.00	1.00	None

Annual Operating Expenses, deducted from fund assets
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fee[2]	0.25	0.75	0.75	0.50
Other Expenses[3,5]	0.47	0.72	0.72	0.47
Total Annual Operating Expenses	1.37	2.12	2.12	1.62
Less Fee Waiver/Expense Reimbursement[4]	0.12	0.12	0.12	0.12
Total Net Annual Operating Expenses	1.25	2.00	2.00	1.50

[1]	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
[2]	Includes a shareholder servicing fee for Class R shares of up to 0.25%.
[3]	Includes a shareholder servicing fee for Class B and Class C shares of up to 0.25%.
[4]	The advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 31, 2005, so that total operating expenses will not exceed 1.25% for Class A shares, 2.00% for Class B and C shares and 1.50% for Class R shares.
[5]	Estimated for Class R since no Class R shares were issued as of the fund’s fiscal year end.

Scudder Small Cap Fund    |    25

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period
Class A shares	$695	$973	$1,271	$2,117
Class B shares	603	952	1,328	2,075
Class C shares	401	746	1,217	2,518
Class R shares	153	499	870	1,912

Expenses, assuming you kept your shares
Class A shares	$695	$973	$1,271	$2,117
Class B shares	203	652	1,128	2,075
Class C shares	301	746	1,217	2,518
Class R shares	153	499	870	1,912

26    |    Scudder Small Cap Fund

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about.

Other policies

■	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days’ notice prior to making any changes to the 80% investment policy, as described herein, of each fund.

■	The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.

■	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety, or cash (Scudder Micro Cap Fund only). In addition, as a temporary defensive position, Scudder Mid Cap Fund and Scudder Small Cap Fund may each invest up to 100% of assets in the common stock of larger companies, or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

■	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

■

Each fund may use hedging transactions to attempt to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund’s portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund’s ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection,

Other Policies and Secondary Risks    |    27

including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

28    |    Other Policies and Secondary Risks

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. (“DeAM, Inc.”), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The investment advisor

DeAM, Inc. is the investment advisor for each fund. Under the supervision of each fund’s Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, assets classes and investing styles.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Who Manages and Oversees the Funds    |    29

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund net of fee waivers for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Micro Cap Fund	1.09%
Scudder Mid Cap Fund	0.56%
Scudder Small Cap Fund	0.52%

The portfolio managers

The following people handle the day-to-day management of each fund.

Audrey M. T. Jones, CFA	Bob Grandhi, CFA
Managing Director of Deutsche Asset Management and Lead Manager of each fund.	Director of Deutsche Asset Management and Manager of each fund.

■Joined the advisor in 1986 and each fund at its inception.

■32 years of investment industry experience.

Doris R. Klug, CFA

Director of Deutsche Asset Management and Manager of each fund.

■Joined the advisor in 2000.

■Vice President of Mutual of America from 1993 to 2000.

■23 years experience of financial industry experience.

■MBA from New York University Stern School of Business.

■Joined the advisor in 2001.

■Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to 2001 and 1990 to 2000, respectively.

■27 years of financial industry experience.

■MBA from Illinois Institute of Technology.

Samuel A. Dedio

Director of Deutsche Asset Management and Manager of each fund.

■Joined Deutsche Asset Management in 1999, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

■Portfolio manager for US Small- and Mid-Cap Active Equity Group and senior small cap analyst for technology.

■13 years of investment industry experience.

■MS in Accounting from American University’s Kogod School of Business.

■Joined the funds in 2002.

30    |    Who Manages and Oversees the Funds

Financial Highlights    |    31

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Micro Cap Fund — Class A

Years Ended September 30,	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$14.07	$18.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	.03
Net realized and unrealized gain (loss) on investment transactions	4.80	(4.20)
Total from investment operations	4.62	(4.17)
Net asset value, end of period	$18.69	$14.07
Total Return (%)[c]	32.84	(22.86	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	.6
Ratio of expenses before expense reductions (%)	2.16	2.22	*
Ratio of expenses after expense reductions (%)	1.74	1.74	*
Ratio of net investment income (loss) (%)	(1.09)	.70	*
Portfolio turnover rate (%)	74	66

[a]	For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

Scudder Micro Cap Fund — Class B

Years Ended September 30,	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$14.04	$18.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	4.78	(4.20)
Total from investment operations	4.48	(4.20)
Net asset value, end of period	$18.52	$14.04
Total Return (%)[d]	31.91	(23.03	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	.3
Ratio of expenses before expense reductions (%)	2.91	2.97	*
Ratio of expenses after expense reductions (%)	2.49	2.49	*
Ratio of net investment income (loss) (%)	(1.84)	(.05	)*
Portfolio turnover rate (%)	74	66

[a]	For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $0.005.
[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

32    |    Financial Highlights

Scudder Micro Cap Fund — Class C

Years Ended September 30,	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$14.04	$18.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.31)	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	4.78	(4.20)
Total from investment operations	4.47	(4.20)
Net asset value, end of period	$18.51	$14.04
Total Return (%)[d]	31.84	(23.03	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	.3
Ratio of expenses before expense reductions (%)	2.91	2.97	*
Ratio of expenses after expense reductions (%)	2.49	2.49	*
Ratio of net investment income (loss) (%)	(1.81)	(.05	)*
Portfolio turnover rate (%)	74	66

[a]	For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $0.005.
[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

Financial Highlights    |    33

Scudder Mid Cap Fund — Class A

Years Ended September 30,	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$9.31	$11.49
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.23	(2.17)
Total from investment operations	2.15	(2.18)
Net asset value, end of period	$11.46	$9.31
Total Return (%)[c]	23.09	(18.97	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	212	.6
Ratio of expenses before expense reductions (%)	1.34	1.48	*
Ratio of expenses after expense reductions (%)	1.25	1.25	*
Ratio of net investment income (loss) (%)	(.74)	(.63	)*
Portfolio turnover rate (%)	82	120	[d]

[a]	For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized

34    |    Financial Highlights

Scudder Mid Cap Fund — Class B

Years Ended September 30,	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$9.29	$11.49
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.21	(2.17)
Total from investment operations	2.06	(2.20)
Net asset value, end of period	$11.35	$9.29
Total Return (%)[c]	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	.3
Ratio of expenses before expense reductions (%)	2.09	2.22	*
Ratio of expenses after expense reductions (%)	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.49)	(1.38	)*
Portfolio turnover rate (%)	82	120[d]

[a]	For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized

Financial Highlights    |    35

Scudder Mid Cap Fund — Class C

Years Ended September 30,	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$9.29	$11.49
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.22	(2.17)
Total from investment operations	2.06	(2.20)
Net asset value, end of period	$11.35	$9.29
Total Return (%)[c]	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	.1
Ratio of expenses before expense reductions (%)	2.09	2.20	*
Ratio of expenses after expense reductions (%)	2.00	2.00	*
Ratio of net investment income (loss) (%)	1.49	(1.38	)*
Portfolio turnover rate (%)	82	120[d]

[a]	For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
*	Annualized
**	Not annualized

36    |    Financial Highlights

Scudder Mid Cap Fund — Class R

	2003[a]

Selected Per Share Data
Net asset value, beginning of period	$10.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.70
Total from investment operations	.67
Net asset value, end of period	$11.45
Total Return (%)	6.22	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01
Ratio of expenses, before expense reductions (%)	1.59	*
Ratio of expenses, after expense reductions (%)	1.50	*
Ratio of net investment income (loss) (%)	(1.12	)*
Portfolio turnover rate (%)	82

[a]	For the period July 1, 2003 (commencement of sales of Class R shares) to September 30, 2003.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Financial Highlights    |    37

Scudder Small Cap Fund — Class A

Years Ended September 30,	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$16.58	$20.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.32	(4.08)
Total from investment operations	3.16	(4.11)
Net asset value, end of period	$19.74	$16.58
Total Return (%)[c]	19.06	(19.86	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	.6
Ratio of expenses before expense reductions (%)	1.37	1.37	*
Ratio of expenses after expense reductions (%)	1.25	1.25	*
Ratio of net investment income (loss) (%)	(.90)	(.75	)*
Portfolio turnover rate (%)	74	87[d]

[a]	For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
*	Annualized
**	Not annualized

38    |    Financial Highlights

Scudder Small Cap Fund — Class B

Years Ended September 30,	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$16.55	$20.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.31	(4.08)
Total from investment operations	3.01	(4.14)
Net asset value, end of period	$19.56	$16.55
Total Return (%)[c]	18.19	(20.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	.3
Ratio of expenses before expense reductions (%)	2.12	2.12	*
Ratio of expenses after expense reductions (%)	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.65)	(1.50	)*
Portfolio turnover rate (%)	74	87[d]

[a]	For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
*	Annualized
**	Not annualized

Financial Highlights    |    39

Scudder Small Cap Fund — Class C

Years Ended September 30,	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$16.55	$20.69
Income (loss) from investment operations:
Net investment income (loss)	(.30)	(.06)[b]
Net realized and unrealized gain (loss) on investment transactions	3.31	(4.08)
Total from investment operations	3.01	(4.14)
Net asset value, end of period	$19.56	$16.55
Total Return (%)[c]	18.19	(20.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	.1
Ratio of expenses before expense reductions (%)	2.12	2.12	*
Ratio of expenses after expense reductions (%)	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.65)	(1.50	)*
Portfolio turnover rate (%)	74	87	[d]

[a]	For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
*	Annualized
**	Not annualized

40    |    Financial Highlights

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

42    |    Choosing a Share Class

Choosing a Share Class

This prospectus offers four share classes for each fund, except Scudder Micro Cap Fund, which offers three classes. Each class has its own fees and expenses, offering you a choice of cost structures. The funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes A, B, C and R features	Points to help you compare
Class A ■Sales charges of up to 5.75%, charged when you buy shares ■In most cases, no charges when you sell shares ■Up to 0.25% annual distribution fee	■Some investors may be able to reduce or eliminate their sales charges; see next page ■Total annual operating expenses are lower than those for Class B or Class C

Class B

■No charges when you buy shares

■Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

■0.75% annual distribution fee and 0.25% shareholder servicing fee

■The deferred sales charge rate falls to zero after six years ■Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

■Sales charge of 1.00% charged when you buy shares

■Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

■0.75% annual distribution fee and 0.25% shareholder servicing fee

■The deferred sales charge rate is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher
Class R ■No charges when you buy or sell shares ■0.25% annual distribution fee and 0.25% annual shareholder servicing fee	■Class R is only available to participants in certain retirement plans

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Choosing a Share Class    |    43

Class A shares

Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
Up to $50,000	5.75%	6.10%
$50,000–$99,999	4.50	4.71
$100,000–$249,999	3.50	3.63
$250,000–$499,999	2.60	2.67
$500,000–$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

■	you plan to invest at least $50,000 over the next 24 months (“letter of intent”)

■	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $50,000 (“cumulative discount”)

■	you are investing a total of $50,000 or more in several funds at once (“combined purchases”)

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

■	reinvesting dividends or distributions

■	investing through certain workplace retirement plans

■	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

■	exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

■	a current or former director or trustee of the Deutsche or Scudder mutual funds

■	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

44    |    Choosing a Share Class

Choosing a Share Class    |    45

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

46    |    Choosing a Share Class

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
1.00%	1.01%

*	The offering price includes the sales charge.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

■	Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

■	Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

■	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;
■	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

■	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Choosing a Share Class    |    47

Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

■	All section 401(a) and 457 plans

■	Certain section 403(b)(7) plans

■	401(k), profit sharing, money purchase pension and defined benefit plans

■	Non-qualified deferred compensation plans

48    |    Choosing a Share Class

How to Buy Class A, B and C Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan
Through a financial advisor ■Contact your advisor using the method that’s most convenient for you	■Contact your advisor using the method that’s most convenient for you
By mail or express mail (see below) ■Fill out and sign an application ■Send it to us at the appropriate address, along with an investment check

■Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

■If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions
By phone Not available	■Call (800) 621-1048 for instructions
With an automatic investment plan Not available	■To set up regular investments from a bank checking account, call (800) 621-1048
On the Internet Not available	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and register ■Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Buy Shares    |    49

How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 55
Through a financial advisor ■Contact your advisor by the method that’s most convenient for you	■Contact your advisor by the method that’s most convenient for you
By phone or wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By mail, express mail or fax

(see previous page)

Write a letter that includes:

■the fund, class and account number you’re exchanging out of

■the dollar amount or number of shares you want to exchange

■the name and class of the fund you want to exchange into

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

Write a letter that includes:

■the fund, class and account number from which you want to sell shares

■the dollar amount or number of shares you want to sell

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

With an automatic exchange plan ■To set up regular exchanges from a fund account, call (800) 621-1048	Not available
With an automatic withdrawal plan Not available	■To set up regular cash payments from a fund account, call (800) 621-1048
On the Internet ■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and log in ■Follow the instructions for making on-line exchanges	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and log in ■Follow the instructions for making on-line redemptions

50    |    How to Exchange or Sell Shares

How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. Financial advisors include brokers or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The funds’ advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

Buying and Selling Shares    |    51

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by each fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B, Class C and, as applicable, Class R shares. The funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

52    |    Policies You Should Know About

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder Fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of

Policies You Should Know About    |    53

purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that

54    |    Policies You Should Know About

these policies will be effective in limiting the practice of market timing in all cases.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loan, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Policies You Should Know About    |    55

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don’t affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. Among others, these include:

■	the death or disability of an account owner (including a joint owner)

■	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

■	withdrawals related to certain retirement or benefit plans

■	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

■	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund’s distributor, that the dealer waives the applicable commission

■	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

56    |    Policies You Should Know About

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

Policies You Should Know About    |    57

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A and Class C shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID

58    |    Policies You Should Know About

number or certification that you are exempt from backup withholding

■	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

■	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability

■	for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

■	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

■	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Policies You Should Know About    |    59

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

60    |    Understanding Distributions and Taxes

The tax status of a fund’s earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Distributions from a fund ■gains from the sale of securities held by the fund for more than one year ■qualified dividend income	■gains from the sale of securities held by the fund for one year or less ■all other taxable income
Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, each fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund’s recognition of ordinary income and may affect the timing or amount of each fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain

Understanding Distributions and Taxes    |    61

details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

62    |    Understanding Distributions and Taxes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 621-1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC

Public Reference Section

Washington, D.C. 20549-0102

www.sec.gov

(202) 942-8090

SEC File Numbers:
Scudder Micro Cap Fund	811-08006
Scudder Mid Cap Fund	811-04760
Scudder Small Cap Fund	811-04760

Printed on recycled paper.    (02/01/04) SSAGF2–1

Small/Aggressive Funds I

Classes A, B and C

Prospectus

December 1, 2003

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Dynamic Growth Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

4	Scudder 21st Century Growth Fund

11	Scudder Aggressive Growth Fund

19	Scudder Dynamic Growth Fund

26	Other Policies and Secondary Risks

28	Who Manages and Oversees the Funds

31	Financial Highlights

How to Invest in the Funds

41	Choosing a Share Class

47	How to Buy Shares

48	How to Exchange or Sell Shares

49	Policies You Should Know About

58	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C

ticker symbol	SCNAX	SCNBX	SCNCX
fund number	151	251	351

Scudder 21st Century Growth Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that the advisor believes are poised to be leaders in the new century. The fund typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of September 30, 2003, the Russell 2000 Growth Index had a median market capitalization of $392 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for companies that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning, and potential annual earnings growth of at least 15%, among other factors. The managers often find these companies in rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (See “Secondary Risks” for more information).

4    |     Scudder 21st Century Growth Fund

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given industry.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the fund may continue to hold their stock, but generally will not add to these holdings.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, one of the most important factors with this fund is how stocks perform — in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

This fund is designed for long-term investors who can accept the above-average risks of small-company investing and who are interested in a fund that seeks out tomorrow’s leaders.

Scudder 21st Century Growth Fund    |    5

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that a fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Other factors that could affect performance include:

■	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other factors

■	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

■	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” for more information)

6    |     Scudder 21st Century Growth Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was May 1, 2000. In the bar chart, the performance figures for Class A for periods prior to that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges of Classes A, B, or C. Class S shares are offered in a different prospectus, but are not available to new investors.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and may vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder 21st Century Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2003 Total Return as of September 30: 21.77%

For the periods included in the bar chart:

Best Quarter: 46.52%, Q4 1999	Worst Quarter: –27.98%, Q3 2001

Scudder 21st Century Growth Fund    |    7

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	-46.20	-5.05	-2.90
Return after Taxes on Distributions	-46.20	-5.45	-3.96
Return after Taxes on Distributions and Sale of Fund Shares	-30.58	-4.32	-3.14
Class B (Return before Taxes)	-45.11	-4.83	-2.72
Class C (Return before Taxes)	-43.95	-4.83	-2.86
Index (Reflects no deductions for fees, expenses or taxes)	-30.26	-6.59	-3.40

Index: Russell 2000 Growth Index, an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

*	Since 9/9/1996. Index comparison begins 9/30/1996.

Total returns from the date of inception through 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8    |    Scudder 21st Century Growth Fund

How Much Investors Pay

The table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%
Maximum Sales Charge (Load) Imposed on Purchases (% of offering price)	5.75	None	1.00
Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	None *	4.00	1.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fee	0.24	0.98	0.98
Other Expenses**	1.52	1.68	1.78
Total Annual Operating Expenses**	2.51	3.41	3.51
Less Expense Waiver/Reimbursement***	0.76	0.92	1.02
Net Annual Fund Operating Expenses***	1.75	2.49	2.49

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ‘Policies You Should Know About — Policies about transactions’) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Scudder 21st Century Growth Fund    |    9

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period
Class A shares	$743	$1,243	$1,769	$3,203
Class B shares	652	1,262	1,895	3,241
Class C shares	450	1,073	1,817	3,779

Expenses, assuming you kept your shares
Class A shares	$743	$1,243	$1,769	$3,203
Class B shares	252	962	1,695	3,241
Class C shares	350	1,073	1,817	3,779

10    |    Scudder 21st Century Growth Fund

	Class A	Class B	Class C

ticker symbol	KGGAX	KGGBX	KGGCX
fund number	073	273	373

Scudder Aggressive Growth Fund

The Fund’s Main Investment Strategy

The fund seeks capital appreciation through the use of aggressive investment techniques. The fund normally invests at least 65% of total assets in equities — mainly common stocks — of US companies. The fund can invest in stocks of small, mid-sized and large companies of any market sector, and may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the fund’s stock selection methods may at times cause it to invest more than 25% of its total assets in a single sector. A sector is typically made up of numerous industries.

In managing the fund, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other characteristics.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While the fund invests mainly in US common stocks, it may invest up to 25% of total assets in foreign securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (See “Secondary Risks” for more information).

Scudder Aggressive Growth Fund    |    11

The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from recent or expected changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices fall and may sell companies that appear to be fully valued when prices rise.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have changed, other investments offer better opportunities, or to adjust their emphasis on a given industry or sector.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, one of the most important factors with this fund is how stocks perform — in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the fund will be subject to increased risk because smaller

12    |    Scudder Aggressive Growth Fund

company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Non-Diversification Risk. The fact that the fund is classified as non-diversified and can invest a larger percentage of assets in a given stock than a diversified fund, increases its risk, because any factors affecting a given company could affect fund performance more than if the fund invested in a larger number of issuers. In addition, the fact that the fund may focus its investments in one or more sectors increases stock market risk, because factors affecting those sectors could affect fund performance.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund’s performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

This fund is designed for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.

Scudder Aggressive Growth Fund    |    13

Other factors that could affect performance include:

■	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other factors

■	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

■	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” for more information)

14    |    Scudder Aggressive Growth Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum applicable sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Aggressive Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2003 Total Return as of September 30: 23.42%

For the periods included in the bar chart:

Best Quarter: 33.20%, Q4 1999	Worst Quarter: –28.00%, Q3 2001

Scudder Aggressive Growth Fund    |    15

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	-35.81	-5.36	0.21
Return after Taxes on Distributions	-35.81	-5.39	-0.12
Return after Taxes on Distributions and Sale of Fund Shares	-21.99	-4.16	0.06
Class B (Return before Taxes)	-34.45	-5.25	0.33
Class C (Return before Taxes)	-33.05	-5.31	0.12
Index (Reflects no deductions for fees, expenses or taxes)	-28.03	-4.11	0.72

Index: Russell 3000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

*	Since 12/31/1996.

Total returns from 1998 through 1999 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

16    |     Scudder Aggressive Growth Fund

How Much Investors Pay

The table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%
Maximum Sales Charge (Load) Imposed on Purchases (% of offering price)	5.75	None	1.00
Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	None *	4.00	1.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.70%	0.70%	0.70%
Distribution/Service (12b-1) Fee	0.23	0.97	0.98
Other Expenses**	1.16	1.56	1.60
Total Annual Operating Expenses**	2.09	3.23	3.28
Less Expense Waiver/Reimbursement***	0.34	0.74	0.78
Net Annual Fund Operating Expenses***	1.75	2.49	2.50

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ‘Policies You Should Know About — Policies about transactions’) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Scudder Aggressive Growth Fund    |    17

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period
Class A shares	$743	$1,161	$1,605	$2,831
Class B shares	652	1,226	1,824	2,974
Class C shares	451	1,028	1,728	3,588

Expenses, assuming you kept your shares
Class A shares	$743	$1,161	$1,605	$2,831
Class B shares	252	926	1,624	2,974
Class C shares	351	1,028	1,728	3,588

18    |    Scudder Aggressive Growth Fund

	Class A	Class B	Class C

ticker symbol	KSCAX	KSCBX	KSCCX
fund number	004	204	304

Scudder Dynamic Growth Fund

The Fund’s Main Investment Strategy

The fund seeks maximum appreciation of investors’ capital. Under normal market conditions, the fund invests at least 65% of total assets in stocks whose market capitalizations are $8.5 billion or less.

In particular, the managers seek small to medium-sized companies that may benefit from technological advances, new marketing methods and economic and demographic changes. The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

In managing the fund, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other characteristics.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Scudder Dynamic Growth Fund    |    19

OTHER INVESTMENTS While the fund invests mainly in US common stocks, it may invest up to 25% of total assets in foreign securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (See “Secondary Risks” for more information).

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting its emphasis on a given industry. The fund also generally will sell securities of companies that have grown in market capitalization to above $8.5 billion, as necessary to keep focused on small and mid-size companies.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, one of the most important factors with this fund is how stocks perform — in this case, the small and mid-size company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the fund will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends

This fund is designed for investors who are interested in the growth potential of small and mid-size companies or who are interested in diversifying a large-cap growth portfolio.

20    |    Scudder Dynamic Growth Fund

associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

■	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other factors

■	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

■	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” for more information).

Scudder Dynamic Growth Fund    |    21

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C shares is May 31, 1994. Performance figures for periods prior to that date are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Classes B and C.

On October 15, 2001, the fund changed its name from Scudder Small Capitalization Equity Fund to Scudder Dynamic Growth Fund. At the same time, the fund changed its investment strategy to invest at least 65% of total assets in companies whose market capitalizations are $8.5 billion or less. Previously, the fund invested at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index. Consequently, the fund’s performance prior to that date may have been different if the current investment strategy had been in place.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Dynamic Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2003 Total Return as of September 30: 30.97%

For the periods included in the bar chart:

Best Quarter: 32.09%, Q4 1999	Worst Quarter: -32.96%, Q3 2001

22    |    Scudder Dynamic Growth Fund

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	10 Years
Class A
Return before Taxes	-43.20	-14.48	-0.71
Return after Taxes on Distributions	-43.20	-15.79	-3.04
Return after Taxes on Distributions and Sale of Fund Shares	-26.52	-9.87	-0.24
Class B (Return before Taxes)	-42.33	-14.54	-1.26
Class C (Return before Taxes)	-40.72	-14.22	-1.09
Index (Reflects no deductions for fees, expenses or taxes)	-27.41	-1.82	6.71

Index: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Total returns from June 25, 2001 through June 25, 2002 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

Scudder Dynamic Growth Fund    |    23

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%
Maximum Sales Charge (Load) Imposed on Purchases (% of offering price)	5.75	None	1.00
Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	None *	4.00	1.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.61%	0.61%	0.61%
Distribution/Service (12b–1) Fee	0.23	0.98	1.00
Other Expenses**	0.72	1.74	1.81
Total Annual Operating Expenses**	1.56	3.33	3.42
Less Expense Waiver/Reimbursement***	0.00	0.83	0.90
Net Annual Fund Operating Expenses***	1.56	2.50	2.52

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ‘Policies You Should Know About — Policies about transactions’) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses. With regard to Class A shares, assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

24    |    Scudder Dynamic Growth Fund

Based on the costs above (including, for Class B and Class C shares, one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period
Class A shares	$725	$1,039	$1,376	$2,325
Class B shares	653	1,247	1,865	2,777
Class C shares	453	1,058	1,785	3,706

Expenses, assuming you kept your shares
Class A shares	$725	$1,039	$1,376	$2,325
Class B shares	253	947	1,665	2,777
Class C shares	353	1,058	1,785	3,706

Scudder Dynamic Growth Fund    |    25

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

■	Although major changes tend to be infrequent, the Boards of Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund could change that fund’s investment goal without seeking shareholder approval.

■	The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

■	As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

■	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

26    |    Other Policies and Secondary Risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund’s performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Other Policies and Secondary Risks    |    27

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (‘DeIM’), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

28    |    Who Manages and Oversees the Funds

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder 21st Century Growth Fund	0.75%
Scudder Aggressive Growth Fund	0.70%	*
Scudder Dynamic Growth Fund	0.61%	*

*	For Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund, the fee is performance-based and payable at an annual rate of 0.65% of average daily net assets of each fund. The fee is then adjusted upward or downward by a maximum of 0.20% for Scudder Aggressive Growth Fund and 0.30% for Scudder Dynamic Growth Fund based upon the performance of each fund, as compared to the performance of the S&P 500 Index.

Who Manages and Oversees the Funds    |    29

The portfolio managers

The following people handle the day-to-day management of each fund.

Audrey M.T. Jones

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of each fund.

■Joined Deutsche Asset Management in 1986.

■Portfolio manager with a primary focus on the credit sensitive, communications services, energy, process industries and transportation sectors.

■Over 30 years of investment industry experience.

■BBA, Lubin School of Business, Pace University.

■Joined the funds in 2002.

Doris R. Klug

CFA, Director of Deutsche Asset Management and Portfolio Manager of each fund.

■Joined Deutsche Asset Management in 2000.

■Portfolio manager with a primary focus on the consumer and capital goods sectors.

■Vice President of Mutual of America from 1993-2000.

■Over 21 years of financial industry experience.

■MBA, Stern School of Business, New York University.

■Joined the funds in 2002.

Samuel A. Dedio

Director of Deutsche Asset Management and Portfolio Manager of each fund.

■Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

■Portfolio manager for US small- and mid-cap equity and senior small cap analyst for technology.

■MS, Kogod School of Business, American University.

■Over 13 years of investment industry experience.

■Joined the funds in 2002.

30    |    Who Manages and Oversees the Funds

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder 21st Century Growth Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, and the information for Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund has been audited by Ernst & Young LLP, independent auditors, both of whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the last page).

Scudder 21st Century Growth Fund — Class A

Years Ended July 31,	2003	2002	2001	2000[a]

Selected Per Share Data
Net asset value, beginning of period	$10.46	$17.65	$27.24	$29.07
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.18)	(.20)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.45	(7.01)	(8.19)	(1.77)
Total from investment operations	1.32	(7.19)	(8.39)	(1.83)
Less distributions from:
Net realized gains on investment transactions	—	—	(1.22)	—
Redemption fees	— ***	— ***	.02	—
Net asset value, end of period	$11.78	$10.46	$17.65	$27.24
Total Return (%)[c]	12.62	(40.74)	(31.54)[d]	(6.30	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	21	25	2
Ratio of expenses before expense reductions (%)	1.47	1.45	1.51[e]	2.10	*
Ratio of expenses after expense reductions (%)	1.47	1.45	1.46[e]	1.45	*
Ratio of net investment income (loss) (%)	(1.26)	(1.20)	(.99)	(.26	)**
Portfolio turnover rate (%)	92	83	111	135

[a]	For the period from May 1, 2000 (commencement of sales of Class A shares) to July 31, 2000.
[b]	Based on average shares outstanding during the period.
[c]	Total returns do not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.46%, respectively.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Financial Highlights    |    31

Scudder 21st Century Growth Fund — Class B

Years Ended July 31,	2003	2002	2001	2000[a]

Selected Per Share Data
Net asset value, beginning of period	$10.28	$17.48	$27.19	$29.07
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.29)	(.36)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.40	(6.91)	(8.15)	(1.76)
Total from investment operations	1.20	(7.20)	(8.51)	(1.88)
Less distributions from:
Net realized gains on investment transactions	—	—	(1.22)	—
Redemption fees	— ***	— ***	.02	—
Net asset value, end of period	$11.48	$10.28	$17.48	$27.19
Total Return (%)[c]	11.67	(41.19)	(32.09)[d]	(6.47	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	6	.69
Ratio of expenses before expense reductions (%)	2.27	2.26	2.39 [e]	3.19	*
Ratio of expenses after expense reductions (%)	2.27	2.26	2.25 [e]	2.20	*
Ratio of net investment income (loss) (%)	(2.06)	(2.01)	(1.79)	(.45	)**
Portfolio turnover rate (%)	92	83	111	135

[a]	For the period from May 1, 2000 (commencement of sales of Class B shares) to July 31, 2000.
[b]	Based on average shares outstanding during the period.
[c]	Total returns do not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.35% and 2.25%, respectively.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

32    |    Financial Highlights

Scudder 21st Century Growth Fund — Class C

Years Ended July 31,	2003	2002	2001	2000[a]

Selected Per Share Data
Net asset value, beginning of period	$10.29	$17.48	$27.19	$29.07
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.29)	(.34)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.40	(6.90)	(8.17)	(1.76)
Total from investment operations	1.20	(7.19)	(8.51)	(1.88)
Less distributions from:
Net realized gains on investment transactions	—	—	(1.22)	—
Redemption fees	— ***	— ***	.02	—
Net asset value, end of period	$11.49	$10.29	$17.48	$27.19
Total Return (%)[c]	11.66	(41.13)	(32.09)[d]	(6.47	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	6	.34
Ratio of expenses before expense reductions (%)	2.24	2.24	2.40[e]	3.66	*
Ratio of expenses after expense reductions (%)	2.24	2.24	2.25[e]	2.20	*
Ratio of net investment income (loss) (%)	(2.03)	(1.99)	(1.78)	(.45	)**
Portfolio turnover rate (%)	92	83	111	135

[a]	For the period from May 1, 2000 (commencement of sales of Class C shares) to July 31, 2000.
[b]	Based on average shares outstanding during the period.
[c]	Total returns do not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.36% and 2.24%, respectively.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Financial Highlights    |    33

Scudder Aggressive Growth Fund — Class A

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data
Net asset value, beginning of period	$8.63	$11.34	$22.88	$15.42	$10.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.08)	.04	(.00)[b]	(.11)
Net realized and unrealized gain (loss) on investment transactions	3.39	(2.63)	(11.41)	7.46	4.55
Total from investment operations	3.28	(2.71)	(11.37)	7.46	4.44
Less distributions from:
Net realized gains on investment transactions	—	—	(.17)	—	—
Net asset value, end of period	$11.91	$8.63	$11.34	$22.88	$15.42
Total Return (%)[c]	38.01	(23.90)	(49.95)	48.38	40.44 [d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	59	86	142	40
Ratio of expenses before expense reductions (%)	1.43	1.27	1.51 [e]	1.40	1.59
Ratio of expenses after expense reductions (%)	1.43	1.27	1.51 [e]	1.40	1.30
Ratio of net investment income (loss) (%)	(1.01)	(.62)	.21	(.01)	(.81)
Portfolio turnover rate (%)	124	41	44	101	125

[a]	Based on average shares outstanding during the period.
[b]	Less than $0.005 per share.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.47%.

34    |    Financial Highlights

Scudder Aggressive Growth Fund — Class B

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data
Net asset value, beginning of period	$8.20	$10.86	$22.14	$15.06	$10.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.16)	(.12)	(.20)	(.24)
Net realized and unrealized gain (loss) on investment transactions	3.20	(2.50)	(10.99)	7.28	4.47
Total from investment operations	3.02	(2.66)	(11.11)	7.08	4.23
Less distributions from:
Net realized gains on investment transactions	—	—	(.17)	—	—
Net asset value, end of period	$11.22	$8.20	$10.86	$22.14	$15.06
Total Return (%)[b]	36.83	(24.49)	(50.45)	47.01	39.06[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	36	55	98	28
Ratio of expenses before expense reductions (%)	2.22	2.08	2.48[d]	2.33	2.77
Ratio of expenses after expense reductions (%)	2.22	2.08	2.48[d]	2.32	2.17
Ratio of net investment income (loss) (%)	(1.80)	(1.43)	(.75)	(.95)	(1.68)
Portfolio turnover rate (%)	124	41	44	101	125

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.41%.

Financial Highlights    |    35

Scudder Aggressive Growth Fund — Class C

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data
Net asset value, beginning of period	$8.18	$10.83	$22.11	$15.06	$10.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.16)	(.15)	(.22)	(.25)
Net realized and unrealized gain (loss) on investment transactions	3.19	(2.49)	(10.96)	7.27	4.47
Total from investment operations	3.02	(2.65)	(11.11)	7.05	4.22
Less distributions from:
Net realized gains on investment transactions	—	—	(.17)	—	—
Net asset value, end of period	$11.20	$8.18	$10.83	$22.11	$15.06
Total Return (%)[b]	36.92	(24.47)	(50.52)	46.81	38.93[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	15	19	27	7
Ratio of expenses before expense reductions (%)	2.20	2.06	2.62[d]	2.44	2.96
Ratio of expenses after expense reductions (%)	2.20	2.06	2.62[d]	2.43	2.30
Ratio of net investment income (loss) (%)	(1.78)	(1.41)	(.92)	(1.05)	(1.81)
Portfolio turnover rate (%)	124	41	44	101	125

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.57%.

36    |    Financial Highlights

Scudder Dynamic Growth Fund — Class A

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data
Net asset value, beginning of period	$2.06	$3.02	$9.10	$6.12	$5.30
Income from investment operations:
Net investment income (loss)	(.02)[a]	(.02)[a]	(.03)	(.08)[a]	(.04)[a]
Net realized and unrealized gain (loss) on investment transactions	.92	(.94)	(4.73)	3.42	1.27
Total from investment operations	.90	(.96)	(4.76)	3.34	1.23
Less distributions from:
Net realized gains on investment transactions	—	—	(1.32)	(.36)	(.41)
Total distributions	—	—	(1.32)	(.36)	(.41)
Net asset value, end of period	$2.96	$2.06	$3.02	$9.10	$6.12
Total Return (%)[b]	43.69	(31.79)[c]	(57.42)[c]	55.94	23.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	217	168	325	821	565
Ratio of expenses before expense reductions (%)	1.23	1.08	1.14[d]	1.34	1.01
Ratio of expenses after expense reductions (%)	1.23	1.07	1.10[d]	1.33	1.01
Ratio of net investment income (loss) (%)	(.94)	(.74)	(.67)	(1.02)	(.64)
Portfolio turnover rate (%)	134	59	132	156	133

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.11% and 1.10%, respectively.

Financial Highlights    |    37

Scudder Dynamic Growth Fund — Class B

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data
Net asset value, beginning of period	$1.78	$2.65	$8.29	$5.67	$4.98
Income from investment operations:
Net investment income (loss)	(.04)[a]	(.04)[a]	(.08)	(.16)[a]	(.10)[a]
Net realized and unrealized gain (loss) on investment transactions	.80	(.83)	(4.24)	3.14	1.20
Total from investment operations	.76	(.87)	(4.32)	2.98	1.10
Less distributions from:
Net realized gains on investment transactions	—	—	(1.32)	(.36)	(.41)
Total distributions	—	—	(1.32)	(.36)	(.41)
Net asset value, end of period	$2.54	$1.78	$2.65	$8.29	$5.67
Total Return (%)[b]	42.70	(32.83)	(57.94)	53.95	22.78

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	31	63	186	136
Ratio of expenses before expense reductions (%)	2.13	2.01	2.26 [c]	2.51	2.28
Ratio of expenses after expense reductions (%)	2.13	2.01	2.25 [c]	2.50	2.28
Ratio of net investment income (loss) (%)	(1.84)	(1.68)	(1.82)	(2.19)	(1.91)
Portfolio turnover rate (%)	134	59	132	156	133

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 2.19% and 2.19%, respectively.

38    |    Financial Highlights

Scudder Dynamic Growth Fund — Class C

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data
Net asset value, beginning of period	$1.82	$2.70	$8.39	$5.71	$5.00
Income from investment operations:
Net investment income (loss)	(.04)[a]	(.04)[a]	(.06)	(.13)[a]	(.08)[a]
Net realized and unrealized gain (loss) on investment transactions	.82	(.84)	(4.31)	3.17	1.20
Total from investment operations	.78	(.88)	(4.37)	3.04	1.12
Less distributions from:
Net realized gains on investment transactions	—	—	(1.32)	(.36)	(.41)
Total distributions	—	—	(1.32)	(.36)	(.41)
Net asset value, end of period	$2.60	$1.82	$2.70	$8.39	$5.71
Total Return (%)[b]	42.86	(32.59)	(58.02)	55.38	23.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	8	11	21	10
Ratio of expenses before expense reductions (%)	2.05	1.91	1.97[c]	2.10	1.93
Ratio of expenses after expense reductions (%)	2.05	1.91	1.89[c]	2.10	1.93
Ratio of net investment income (loss) (%)	(1.76)	(1.58)	(1.46)	(1.79)	(1.56)
Portfolio turnover rate (%)	134	59	132	156	133

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.89% and 1.89%, respectively.

Financial Highlights    |    39

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Scudder 21st Century Growth Fund offers other classes of shares separately through another prospectus. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

Because distribution (12b-1) fees for each class are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than other types of sales charges.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A ■Sales charges of up to 5.75%, charged when you buy shares ■In most cases, no charges when you sell shares ■Up to 0.25% annual service fee	■Some investors may be able to reduce or eliminate their sales charges; see next page ■Total annual operating expenses are lower than those for Class B or Class C

Class B

■No charges when you buy shares

■Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

■Up to 0.75% annual distribution fee and 0.25% shareholder service fee

■The deferred sales charge rate falls to zero after six years ■Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

■Sales charge of 1.00%, charged when you buy shares

■Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

■Up to 0.75% annual distribution fee and 0.25% shareholder service fee

■The deferred sales charge rate is lower, but your shares never convert to Class A, so annual expenses remain higher over the long term

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, each fund’s advisor may provide compensation to your financial advisor for distribution, administrative and promotional services.

Choosing a Share Class    |    41

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares have an up-front sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
Up to $50,000	5.75%	6.10%
$50,000–$99,999	4.50	4.71
$100,000–$249,999	3.50	3.63
$250,000–$499,999	2.60	2.67
$500,000–$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

■	you plan to invest at least $50,000 over the next 24 months (“letter of intent”)

■	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $50,000 (“cumulative discount”)

■	you are investing a total of $50,000 or more in several funds at once (“combined purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to ‘move’ your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

42    |    Choosing a Share Class

You may be able to buy Class A shares without sales charges when you are:

■	reinvesting dividends or distributions

■	investing through certain workplace retirement plans

■	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

■	exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would typically be required to pay the difference

■	a current or former director or Trustee of the Deutsche or Scudder mutual funds

■	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor of any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Choosing a Share Class    |    43

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike with Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Class B shares may make sense for longterm investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

44    |    Choosing a Share Class

Class C shares

Class C shares also have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those of Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares at any time, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
1.00%	1.01%

*	The offering price includes the sales charge.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

■	Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

■	Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

■	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;
■	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

■	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front charge waiver.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

Choosing a Share Class    |    45

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

46    |    Choosing a Share Class

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan
Through a financial advisor ■Contact your advisor using the method that’s most convenient for you	■Contact your advisor using the method that’s most convenient for you
By mail or express mail (see below) ■Fill out and sign an application ■Send it to us at the appropriate address, along with an investment check

■Send a check made out to ‘Scudder Funds’ and a Scudder investment slip to us at the appropriate address below

■If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions
By phone Not available	■Call (800) 621-1048 for instructions
With an automatic investment plan Not available	■To set up regular investments from a bank checking account, call (800) 621-1048
On the Internet Not available	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and register ■Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Buy Shares    |    47

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 52
Through a financial advisor ■Contact your advisor by the method that’s most convenient for you	■Contact your advisor by the method that’s most convenient for you
By phone or wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By mail, express mail or fax

(see previous page)

Write a letter that includes:

■the fund, class and account number you’re exchanging out of

■the dollar amount or number of shares you want to exchange

■the name and class of the fund you want to exchange into

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

Write a letter that includes:

■the fund, class and account number from which you want to sell shares

■the dollar amount or number of shares you want to sell

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

With an automatic exchange plan ■To set up regular exchanges from a fund account, call (800) 621-1048	Not available
With an automatic withdrawal plan Not available	■To set up regular cash payments from a fund account, call (800) 621-1048
On the Internet ■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and register ■Follow the instructions for making on-line exchanges	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and register ■Follow the instructions for making on-line redemptions

48    |    How to Exchange or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees that are separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. Certain funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048 or contact your financial institution.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to

Policies You Should Know About    |    49

identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the funds’ transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

50    |    Policies You Should Know About

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other funds, particularly when there appears to be a pattern of ‘market timing’ or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

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We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

52    |    Policies You Should Know About

There are certain cases in which you may be exempt from a CDSC. These include:

■	the death or disability of an account owner (including a joint owner)

■	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

■	withdrawals related to certain retirement or benefit plans

■	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

■	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

■	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that may apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the ‘reinstatement feature.’ With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To

Policies You Should Know About    |    53

take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

54    |    Policies You Should Know About

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A and Class C shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Policies You Should Know About    |    55

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time
■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

■	refuse, cancel or rescind any purchase or exchange order, freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

■	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, or if you have an automatic investment plan, or to investors with $100,000 or more in Scudder fund shares, or in any case where a fall in share price created the low balance)

■	pay you for shares you sell by ‘redeeming in kind,’ that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; Scudder 21st Century Growth Fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

56    |    Policies You Should Know About

■	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Policies You Should Know About    |    57

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders annually in November or December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

58    |    Understanding Distributions and Taxes

The tax status of a fund’s earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Distributions from the fund ■gains from the sale of securities held by the fund for more than one year ■qualified dividend income	■gains from the sale of securities held by the fund for one year or less ■all other taxable income
Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of

Understanding Distributions and Taxes    |    59

dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

60    |    Understanding Distributions and Taxes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 621-1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC

Public Reference Section

Washington, D.C. 20549-0102

www.sec.gov

(202) 942-8090

SEC File Numbers:
Scudder 21st Century Growth Fund	811-2021
Scudder Aggressive Growth Fund	811-07855
Scudder Dynamic Growth Fund	811-1702

Printed on recycled paper.    (12/1/03) SSAGF1-1

Small/Aggressive Funds I

Class AARP and Class S Shares

Prospectus

December 1, 2003

Scudder 21st Century Growth Fund

Scudder Development Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

5	Scudder 21st Century Growth Fund

11	Scudder Development Fund

17	Other Policies and Secondary Risks

19	Who Manages and Oversees the Funds

22	Financial Highlights

How to Invest in the Funds

27	How to Buy, Sell and Exchange Class AARP Shares

29	How to Buy, Sell and Exchange Class S Shares

31	Policies You Should Know About

39	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes of shares for each fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

	Class AARP	Class S

ticker symbol	SXXIX	SCTGX
fund number	150	050

Scudder 21st Century Growth Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that the advisor believes are poised to be leaders in the new century. The fund typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of September 30, 2003, the Russell 2000 Growth Index had a median market capitalization of $392 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for companies that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning, and potential annual earnings growth of at least 15%, among other factors. The managers often find these companies in rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (See “Secondary Risks” for more information).

Scudder 21st Century Growth Fund    |    5

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given industry.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the fund may continue to hold their stock, but generally will not add to these holdings.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, one of the most important factors with this fund is how stocks perform — in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

This fund is designed for long-term investors who can accept the above-average risks of small-company investing and who are interested in a fund that seeks out tomorrow’s leaders

6    |    Scudder 21st Century Growth Fund

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that a fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Other factors that could affect performance include:

■	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

■	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

■	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” for more information)

Scudder 21st Century Growth Fund    |    7

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is October 2, 2000. Performance figures for periods prior to that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder 21st Century Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class S

2003 Total Return as of September 30: 22.04%

For the periods included in the bar chart:

Best Quarter: 46.60%, Q4 1999	Worst Quarter: –27.91%, Q3 2001

8    |    Scudder 21st Century Growth Fund

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*
Class S
Return before Taxes	–42.83	–3.69	–1.75
Return after Taxes on Distributions	–42.83	–4.10	–2.07
Return after Taxes on Distributions and Sale of Fund Shares	–26.30	–2.68	–1.19
Class AARP (Return before Taxes)	–42.78	–3.66	–1.72
Index (Reflects no deductions for fees, expenses or taxes)	–30.26	–6.59	–3.40

Index: The Russell 2000 Growth Index, which consists of those stocks in the Russell 2000 Index that have a greater-than-average growth orientation.

*	For Class S: Since 9/9/1996. Index comparison begins 9/30/1996.

For Class S, total returns from the date of inception through 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

Scudder 21st Century Growth Fund    |    9

How Much Investors Pay

This fund’s Class AARP and Class S shares have no sales charges or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

Fee Table	Class AARP	Class S

Shareholder Fees, paid directly from your investment	None	None
Redemption/Exchange fee on shares owned less than a year (as a % of amount redeemed, if applicable)	1.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.75%	0.75%
Distribution (12b-1) Fee	None	None
Other Expenses*	1.90	1.93
Total Annual Operating Expenses*	2.65	2.68
Less Expenses Waiver/Reimbursement**	1.14	1.17
Net Annual Fund Operating Expenses**	1.51	1.51

*	Restated and estimated to reflect the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$154	$715	$1,303	$2,899
Class S	$154	$721	$1,316	$2,926

10        |    Scudder 21st Century Growth Fund

	Class AARP	Class S

ticker symbol	SDVCX	SCDVX
fund number	167	067

Scudder Development Fund

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation by investing primarily in US companies with the potential for above-average growth. These investments are in equities of companies of any size, mainly common stocks.

In managing the fund, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other characteristics.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times.

OTHER INVESTMENTS While most of its investments are US securities, the fund may invest up to 20% of net assets in foreign securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (See “Secondary Risks” for more information).

Scudder Development Fund    |    11

The fund continually reviews its holdings in light of changes in growth rates, among other fundamental factors. The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, one of the most important factors with this fund is how stocks perform — in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them. To the extent that it invests in small companies, the fund will be subject to increased risk because small company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, small companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

This fund is designed for long-term investors who can accept the above-average risks of a fund that takes a growth-style approach to choosing stocks.

12    |    Scudder Development Fund

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

■	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

■	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

■	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” for more information)

Scudder Development Fund    |    13

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is October 2, 2000. Performance figures for periods prior to that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Effective June 30, 1999, the fund adopted its current objective to seek long-term capital appreciation by investing primarily in US companies with the potential for above-average growth. Previously, the fund’s investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Consequently, the fund’s performance prior to that date would probably have been different if the current investment strategy had been in place.

Scudder Development Fund

Annual Total Returns	Class S

2003 Total Return as of September 30: 23.94%

For the periods included in the bar chart:

Best Quarter: 31.00%, Q4 2001	Worst Quarter: –33.33%, Q3 2001

14    |    Scudder Development Fund

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	10 Years
Class S
Return before Taxes	-33.29	-10.22	0.63
Return after Taxes on Distributions	-33.29	-11.83	-1.64
Return after Taxes on Distributions and Sale of Fund Shares	-20.44	-6.41	1.08
Class AARP (Return before Taxes)	-33.29	-10.20	0.65
Index 1 (Reflects no deductions for fees, expenses or taxes)*	-28.03	-4.11	6.30
Index 2 (Reflects no deductions for fees, expenses or taxes)*	-22.10	-0.59	9.34

Index 1: Russell 3000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 2: Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Effective June 2003, the Russell 3000 Growth Index replaced the S&P 500 Index as the fund’s benchmark index because the advisor believes that the Russell 3000 Growth Index more accurately reflects the fund’s multi-cap growth investment philosophy and strategy.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.com (Class AARP) or myScudder.com (Class S).

Scudder Development Fund    |    15

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

How Much Investors Pay

This fund’s Class AARP and Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None

Annual Operating Expenses, deducted from fund assets
Management Fee	0.85%	0.85%
Distribution (12b-1) Fee	None	None
Other Expenses*	1.62	0.95
Total Annual Operating Expenses*	2.47	1.80
Less Expense Waiver/Reimbursement**	0.96	0.29
Net Annual Fund Operating Expenses**	1.51	1.51

*	Restated and estimated to reflect the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$154	$678	$1,229	$2,734
Class S	$154	$538	$948	$2,092

16    |    Scudder Development Fund

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

■	Although major changes tend to be infrequent, either fund’s Board could change that fund’s investment goal without seeking shareholder approval.

■	The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

■	As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

■	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund

Other Policies and Secondary Risks    |    17

shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

18    |    Other Policies and Secondary Risks

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Who Manages and Oversees the Funds    |    19

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder 21st Century Growth Fund	0.75%
Scudder Development Fund	0.85%

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

20    |    Who Manages and Oversees the Funds

The portfolio managers

The following people handle the day-to-day management of each fund.

Audrey M.T. Jones	Samuel A. Dedio
CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of each fund.	Director of Deutsche Asset Management and Portfolio Manager of each fund.

■Joined Deutsche Asset Management in 1986.

■Portfolio manager with a primary focus on the credit sensitive, communications services, energy, process industries and transportation sectors.

■Over 30 years of investment industry experience.

■BBA, Pace University Lubin School of Business.

■Joined the funds in 2002.

■Joined Deutsche Asset Management in 1999 after eight

years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

■Portfolio manager for US small- and mid-cap equity and senior small cap analyst for technology.

■MS, Kogod School of Business, American University.

■Over 13 years of investment industry experience.

■Joined the funds in 2002.

Doris R. Klug
CFA, Director of Deutsche Asset Management and Portfolio Manager of each fund.

■Joined Deutsche Asset Management in 2000.

■Portfolio manager with a primary focus on the consumer and capital goods sectors.

■Vice President of Mutual of America from 1993-2000.

■Over 21 years of financial industry experience.

■MBA, Stern School of Business, New York University.

■Joined the funds in 2002.

Who Manages and Oversees the Funds    |    21

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the last page).

Scudder 21st Century Growth Fund — Class AARP

Years Ended July 31,	2003	2002	2001[a]

Selected Per Share Data
Net asset value, beginning of period	$10.54	$17.72	$28.93
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.46	(7.04)	(9.89)
Total from investment operations	1.36	(7.18)	(10.01)
Less distributions from:
Net realized gain on investment transactions	—	—	(1.22)
Redemption fees	— ***	— ***	.02
Net asset value, end of period	$11.90	$10.54	$17.72
Total Return (%)	12.90	(40.52)	(35.32	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	5
Ratio of expenses (%)	1.21	1.21	1.19	*
Ratio of net investment income (loss) (%)	(1.00)	(.96)	(.75	)*
Portfolio turnover rate (%)	92	83	111
[a]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

22    |    Financial Highlights

Scudder 21st Century Growth Fund — Class S

Years Ended July 31,	2003	2002	2001	2000	1999[d]		1998[b]

Selected Per Share Data
Net asset value, beginning of period	$10.52	$17.71	$27.25	$18.48	$10.15		$13.11
Income (loss) from investment operations:
Net investment income (loss)[c]	(.10)	(.14)	(.17)	(.31)	(.19)		(.19)
Net realized and unrealized gain (loss) on investment transactions	1.46	(7.05)	(8.17)	9.87	8.51		(2.78)
Total from investment operations	1.36	(7.19)	(8.34)	9.56	8.32		(2.97)
Less distributions from:
Net realized gain on investment transactions	—	—	(1.22)	(.82)	—		—
Redemption fees	— ***	— ***	.02	.03	.01		.01
Net asset value, end of period	$11.88	$10.52	$17.71	$27.25	$18.48		$10.15
Total Return (%)	12.93	(40.60)	(31.37)[d]	51.52[d]	82.07	d,e**	(22.58)[e]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	140	277	352	72		27
Ratio of expenses before expense reductions (%)	1.21	1.21	1.36 [f]	1.74 [g]	2.22	*	2.17
Ratio of expenses after expense reductions (%)	1.21	1.21	1.21 [f]	1.55 [g]	1.75	*	1.75
Ratio of net investment income (loss) (%)	(1.00)	(.96)	(.76)	(1.10)	(1.42	)*	(1.38)
Portfolio turnover rate (%)	92	83	111	135	148	*	120

[a]	For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed its fiscal year end from August 31 to July 31.
[b]	For the year ended August 31.
[c]	Based on average shares outstanding during the period.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.35% and 1.20%, respectively.
[g]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.51%, respectively.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Financial Highlights    |    23

Scudder Development Fund — Class AARP

Years Ended July 31,	2003	2002	2001[a]

Selected Per Share Data
Net asset value, beginning of period	$13.95	$23.35	$47.06
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	2.98	(7.98)	(17.74)
Total from investment operations	2.86	(8.12)	(17.86)
Less distributions from:
Net realized gains on investment transactions	—	(1.28)	(5.85)
Total distributions	—	(1.28)	(5.85)
Net asset value, end of period	$16.81	$13.95	$23.35
Total Return (%)	20.50	(36.52)	(41.23)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	.7	1
Ratio of expenses (%)	1.31	1.30	1.27 *
Ratio of net investment income (loss) (%)	(.85)	(.75)	(.43 )*
Portfolio turnover rate (%)	111	44	61

[a]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

24    |    Financial Highlights

Scudder Development Fund — Class S

Years Ended July 31,	2003	2002	2001	2000	1999[a]		1999[b]

Selected Per Share Data
Net asset value, beginning of period	$13.94	$23.35	$44.92	$40.26	$42.06		$41.67
Income (loss) from investment operations:
Net investment income (loss)[c]	(.12)	(.14)	(.17)	(.42)	(.04)		(.35)
Net realized and unrealized gain (loss) on investment transactions	2.98	(7.99)	(15.55)	11.58	(1.76)		4.49
Total from investment operations	2.86	(8.13)	(15.72)	11.16	(1.80)		4.14
Less distributions from:
Net realized gains on investment transactions	—	(1.28)	(5.85)	(6.50)	—		(3.75)
Total distributions	—	(1.28)	(5.85)	(6.50)	—		(3.75)
Net asset value, end of period	$16.80	$13.94	$23.35	$44.92	$40.26		$42.05
Total Return (%)	20.52	(36.57)	(38.43)	29.22	(4.33	)**	11.65

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	239	220	445	827	716		775
Ratio of expenses before expense reductions (%)	1.31	1.30	1.29	1.41[d]	1.52	*	1.51
Ratio of expenses after expense reductions (%)	1.31	1.30	1.29	1.40[d]	1.52	*	1.51
Ratio of net investment income (loss) (%)	(.84)	(.75)	(.48)	(.95)	(1.09	)*	(.94)
Portfolio turnover rate (%)	111	44	61	100	4	*	97 *

[a]	For the one month ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from June 30 to July 31.
[b]	For the year ended June 30.
[c]	Based on average shares outstanding during the period.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.40% and 1.39%, respectively.
[e]	The change in the investment objective during the period resulted in a higher portfolio turnover rate.
*	Annualized
**	Not annualized

Financial Highlights    |    25

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The AARP Investment Program.”

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs	$50 minimum for regular accounts and IRA accounts $50 minimum with an Automatic Investment Plan, Payroll Deduction or Direct Deposit
By mail or express mail (see below) ■For enrollment forms, call 1-800-253-2277 ■Fill out and sign an enrollment form ■Send it to us at the appropriate address, along with an investment check	Send a personalized investment slip or short note that includes: ■fund and class name ■account number ■check payable to “The AARP Investment Program”
By wire ■Call 1-800-253-2277 for instructions	■Call 1-800-253-2277 for instructions
By phone Not available	■Call 1-800-253-2277 for instructions
With an automatic investment plan ■Fill in the information required on your enrollment form and include a voided check	■To set up regular investments from a bank checking account, call 1-800-253-2277
Payroll Deduction or Direct Deposit ■Select either of these options on your enrollment form and submit it. You will receive further instructions by mail.	■Once you specify a dollar amount (minimum $50), investments are automatic.
Using QuickBuy Not available	■Call 1-800-253-2277 to speak to a representative ■or, to use QuickBuy on the Easy-Access Line, call 1-800-631-4636 and follow the instructions on how to purchase shares
On the Internet ■Go to “services and forms — How to open an account” at aarp.scudder.com ■Print out a prospectus and an enrollment form ■Complete and return the enrollment form with your check	■Call 1-800-253-2277 to ensure you have electronic services ■Register at aarp.scudder.com ■Follow the instructions for buying shares with money from your bank account

Regular mail: The AARP Investment Program,

First Investment: PO Box 219735, Kansas City, MO 64121-9735

Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:

The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

How to Buy, Sell and Exchange Class AARP Shares    |    27

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 or more for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 34
By phone ■Call 1-800-253-2277 for instructions	■Call 1-800-253-2277 for instructions
Using Easy-Access Line ■Call 1-800-631-4636 and follow the instructions	■Call 1-800-631-4636 and follow the instructions
By mail, express mail or fax (see previous page) Your instructions should include: ■your account number ■names of the funds, class and number of shares or dollar amount you want to exchange	Your instructions should include: ■your account number ■name of the fund, class and number of shares or dollar amount you want to redeem
With an automatic withdrawal plan Not available	■To set up regular cash payments from an account, call 1-800-253-2277
Using QuickSell Not available	■Call 1-800-253-2277
On the Internet ■Register at aarp.scudder.com ■Go to “services and forms,” follow the instructions for making on-line exchanges	Not available

To reach us:	■Web site aarp.scudder.com
■	Program representatives 1-800-253-2277, M–F, 8 a.m. – 7 p.m. EST
■	Confidential fax line 1-800-821-6234, always open
■	TDD line 1-800-634-9454, M–F, 9 a.m. – 5 p.m. EST

Class AARP Services:	■AARP Lump Sum Service for planning and setting up a lump sum distribution
■	AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs
■	AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress
■	For more information, please call 1-800-253-2277.

28    |    Exchanging or Selling Shares

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The Scudder Funds.”

First investment	Additional investments
$2,500 or more for regular accounts $1,000 or more for IRAs	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan
By mail or express mail (see below) ■Fill out and sign an application ■Send it to us at the appropriate address, along with an investment check	Send a Scudder investment slip or short note that includes: ■fund and class name ■account number ■check payable to “The Scudder Funds”
By wire ■Call 1-800-SCUDDER for instructions	■Call 1-800-SCUDDER for instructions
By phone Not available	■Call 1-800-SCUDDER for instructions
With an automatic investment plan ■Fill in the information on your application and include a voided check	■To set up regular investments from a bank checking account, call 1-800-SCUDDER
Using QuickBuy Not available	■Call 1-800-SCUDDER to speak to a representative ■or, to use QuickBuy on SAIL™ , call 1-800-343-2890 and follow the instructions on how to purchase shares
On the Internet ■Go to “funds and prices” at myScudder.com ■Print out a prospectus and a new account application ■Complete and return the application with your check	■Call 1-800-SCUDDER to ensure you have electronic services ■Register at myScudder.com ■Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

How to Buy, Sell and Exchange Class S Shares    |    29

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
$2,500 or more to open a new account ($1,000 or more for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 34
By phone or wire ■Call 1-800-SCUDDER for instructions	■Call 1-800-SCUDDER for instructions
Using SAIL™ ■Call 1-800-343-2890 and follow the instructions	■Call 1-800-343-2890 and follow the instructions

By mail, express mail or fax

(see previous page)

Your instructions should include:

■the fund, class and account number you’re exchanging out of

■the dollar amount or number of shares you want to exchange

■the name and class of the fund you want to exchange into

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

Your instructions should include:

■the fund, class and account number from which you want to sell shares

■the dollar amount or number of shares you want to sell

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

With an automatic withdrawal plan Not available	■To set up regular cash payments from a Scudder account, call 1-800-SCUDDER
Using QuickSell Not available	■Call 1-800-SCUDDER
On the Internet ■Register at myScudder.com ■Follow the instructions for making on-line exchanges	■Register at myScudder.com ■Follow the instructions for making on-line redemptions

30    |    Exchanging or Selling Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Class AARP and Class S shares. Certain funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or contact your financial institution.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an

Policies You Should Know About     |    31

account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

32    |    Policies You Should Know About

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636

For Class S shares
Call SAILTM, the Scudder Automated Information Line, at 1-800-343-2890

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Policies You Should Know About     |    33

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other funds, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for this or other reasons.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that

34    |    Policies You Should Know About

you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the funds calculate share price

For each share class, the price at which you buy shares is the net asset value per share, or NAV.

To calculate NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares of Scudder Development Fund is also the NAV. The price at which you sell shares of Scudder 21st Century Growth Fund is the fund’s NAV, minus a 1.00% redemption/exchange fee on shares owned less than one year. You won’t be charged this fee if you’re investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for a waiver of this fee. If your employer-sponsored retirement plan is through a third- party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Policies You Should Know About     |    35

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

36    |    Policies You Should Know About

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

■	close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to certain retirement accounts, or if you have an automatic investment plan, or to investors with $100,000 or more in Scudder fund shares, or in any case where a fall in share price created the low balance)

■	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

■

pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won’t make a redemption in kind unless your requests

Policies You Should Know About     |    37

over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

■	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

38    |    Policies You Should Know About

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders in November or December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Understanding Distributions and Taxes     |    39

The tax status of a fund’s earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Distributions from the fund ■gains from the sale of securities held by the fund for more than one year ■qualified dividend income	■gains from the sale of securities held by the fund for one year or less ■all other taxable income
Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

Any investment in foreign securities may be subject to foreign withholding taxes. In that case, a fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain

40    |    Understanding Distributions and Taxes

details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Understanding Distributions and Taxes     |    41

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of each fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and each fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from Scudder Investments (Class AARP)	Scudder Investments (Class S)	SEC
PO Box 219735 Kansas City, MO 64121-9735	PO Box 219669 Kansas City, MO 64121-9669	Public Reference Section Washington, D.C. 20549-0102
aarp.scudder.com	myScudder.com	www.sec.gov
1-800-253-2277	1-800-SCUDDER	1-202-942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL  60606-5808

SEC File Numbers:
Scudder 21st Century Growth Fund	811–2031
Scudder Development Fund	811–2031

Printed on recycled paper.    (12/01/03) 50/67-2-123

Small/Aggressive Funds I

Scudder 21st Century Growth Fund

Scudder Dynamic Growth Fund

Supplement to each fund’s currently effective prospectus Dated December 1, 2003

CLASS I SHARES

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the funds’ Class A, B and C prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. In addition, Scudder 21st Century Growth Fund offers separately two other classes of shares designated Class AARP and Class S shares, which are described in the fund’s Class AARP and S prospectus dated December 1, 2003. When placing purchase orders, investors must specify which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Deutsche Investment Management Americas Inc. (the “Advisor”) and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies.

Class I shares currently are available for purchase only through Scudder Distributors, Inc. (“SDI”), principal underwriter for the funds, and, in the case of category 4 above, selected dealers authorized by SDI.

The following information supplements the indicated sections of the prospectus.

Performance

The tables that follow show how the returns of the Class I shares of Scudder 21st Century Growth Fund and Scudder Dynamic Growth Fund, on a before tax basis, compare with broad-based market indices (which, unlike the funds, do not have any fees or expenses). The performance of both the funds and the indices may vary over time. All figures assume reinvestment of dividends and distributions. As always, past performance (before and after taxes) is no guarantee of future results.

On October 15, 2001 Scudder Small Capitalization Equity Fund changed its name to Scudder Dynamic Growth Fund. At the same time the fund changed its investment strategy to invest at least 65% of total assets in companies whose market capitalizations are $8.5 billion or less. Previously, the fund invested at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index. Consequently, the fund’s performance prior to that date may have been different if the current investment strategy had been in place.

Scudder 21st Century Growth Fund — Class I

Average Annual Total Returns (%) as of 12/31/2002
	1 Year		Since Inception*
Scudder 21st Century Growth Fund (Return before taxes)	-	42.60	-	36.66
Index (Reflects no deductions for fees, expenses or taxes)	-	30.26	-	30.26

Index: The Russell 2000 Growth Index, which consists of those stocks in the Russell 2000 Index that have a greater-than-average growth orientation.

For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

*	Since 12/01/01. Index comparison begins November 30, 2001.

2

Scudder Dynamic Growth Fund — Class I

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*
Scudder Dynamic Growth Fund (Return before taxes)	-39.29	-12.98	-3.17
Index (Reflects no deductions for fees, expenses or taxes)	-27.41	-1.82	4.47

Index: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

*	Since 7/31/1995. Index comparison begins 6/30/1995.

3

How much investors pay

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of a fund.

Shareholder Fees, fees paid directly from your investment.

	Maximum Sales Charge (Load) Imposed on Purchases (% of offering price)	Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	Maximum Sales Charge (Load) Imposed on Reinvested Dividends/ Distribu- tions	Redemption Fee	Exchange Fee
Scudder 21st Century Growth Fund	None	None	None	None	None
Scudder Dynamic Growth Fund	None	None	None	None	None

Annual Operating Expenses, deducted from fund assets.

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses*	Total Annual Fund Operating Expenses**
Scudder 21st Century Growth Fund	0.75%	None	0.19%	0.94%
Scudder Dynamic Growth Fund	0.61	None	0.26	0.87

*	Restated and estimated to reflect the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each fund to the extent necessary to maintain each fund’s total operating expenses at 1.50% and 1.00% for Class I shares of Scudder 21st Century Growth Fund and Scudder Dynamic Growth Fund, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses. Assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses for Class I shares of each fund.

Example

Based on the costs above, this example helps you compare the expenses of a fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Scudder 21st Century Growth Fund	$96	$300	$520	$1,155
Scudder Dynamic Growth Fund	89	278	482	1,073

4

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder 21st Century Growth Fund has been audited by PricewaterhouseCoopers LLP, independent auditors, and the information for Scudder Dynamic Growth Fund has been audited by Ernst & Young LLP, independent auditors, both of whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the last page).

Scudder 21st Century Growth Fund — Class I

	2003	2002[a]

Selected Per Share Data
Net asset value, beginning of period	$10.55	$16.23
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.47	(5.64)
Total from investment operations	1.40	(5.68)
Redemption fees	— ***	—	***
Net asset value, end of period	$11.95	$10.55
Total Return (%)	13.27	(35.00	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	.02
Ratio of expenses (%)	.86	.86	*
Ratio of net investment income (loss) (%)	(.65)	(.65	)*
Portfolio turnover rate (%)	92	83

[a]	For the period from December 3, 2001 (commencement of sales of Class I shares) to July 31, 2002.

[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

5

Scudder Dynamic Growth Fund — Class I

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data
Net asset value, beginning of period	$2.16	$3.16	$9.38	$6.27	$5.39
Income from investment operations:
Net investment income (loss)	(.01)[a]	(.01)[a]	(.02)	(.05)[a]	(.01)[a]
Net realized and unrealized gain (loss)on investment transactions	.97	(.99)	(4.88)	3.52	1.30
Total from investment operations	.96	(1.00)	(4.90)	3.47	1.29
Less distributions from:
Net realized gains on investment transactions	—	—	(1.32)	(.36)	(.41)
Total distributions	—	—	(1.32)	(.36)	(.41)
Net asset value, end of period	$3.12	$2.16	$3.16	$9.38	$6.27
Total Return (%)	44.44	(31.65)	(57.33)	56.87	24.66

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.25	3	7	20	12
Ratio of expenses before expense reductions (%)	.72	.60	.71[b]	.97	.58
Ratio of expenses after expense reductions (%)	.72	.60	.70[b]	.96	.58
Ratio of net investment income (loss) (%)	(.43)	(.27)	(.27)	(.65)	(.21)
Portfolio turnover rate (%)	134	59	132	156	133

[a]	Based on average shares outstanding during the period.

[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were .70% and .69%, respectively.

6

Special Features

Shareholders of a fund’s Class I shares may exchange their shares for (i) shares of Scudder Money Funds — Scudder Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund listed in the Statement of Additional Information. Conversely, shareholders of Scudder Money Funds — Scudder Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares of any other mutual fund to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share, if any, (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for the other classes of each fund.

7

December 1, 2003 SSAGF1-1I	Printed on recycled paper

Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Dynamic Growth Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund
Scudder Fixed Income Fund
Scudder Flag Investors Communications Fund
Scudder Flag Investors Equity Partners Fund
Scudder Flag Investors Value Builder Fund
Scudder Florida Tax-Free Income Fund
Scudder Focus Value + Growth Fund
Scudder Global Fund
Scudder Global Biotechnology Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Gold and Precious Metals Fund
Scudder Greater Europe Growth Fund
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High Income Fund
Scudder High Income Opportunity Fund
Scudder High Yield Tax-Free Fund
Scudder Income Fund
Scudder Intermediate Tax/AMT Free Fund
Scudder International Fund
Scudder International Equity Fund
Scudder International Select Equity Fund
Scudder Japanese Equity Fund
Scudder Large Cap Value Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Micro Cap Fund
Scudder Mid Cap Fund
Scudder New Europe Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series — Conservative Portfolio
Scudder Pathway Series — Growth Portfolio
Scudder Pathway Series — Moderate Portfolio
Scudder PreservationPlus Income Fund
Scudder RREEF Real Estate Securities Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Short Duration Fund
Scudder Short-Term Bond Fund
Scudder Short-Term Municipal Bond Fund
Scudder Small Cap Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Tax Advantaged Dividend Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund
Scudder Total Return Fund
Scudder U.S. Government Securities Fund

Supplement to the currently effective Statements of Additional Information of the above listed Funds:

The following replaces the two paragraphs in each Fund’s Statement of Additional Information under “Purchase and Redemption of Shares — Multi-Class Suitability” on the effective dates provided below:

A. Effective July 1, 2004:

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system (“Flex System”) maintained by ADP under an alliance with SDI and its affiliates (“Scudder Flex Plans”).

B. Effective October 1, 2004:

The following provisions apply to Scudder Flex Plans.

a. Class B Share Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold.

b. Class C Share Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1 million or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1 million threshold.

The procedures described in A and B above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

June 18, 2004

SCUDDER

INVESTMENTS

Supplement to the Currently Effective Prospectuses of each of the Listed Funds:

Scudder International Equity Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

The following information supplements the “The Fund’s Main Investment Strategy” section of the prospectus.

The fund may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the “The Main Risks of Investing in the Fund” section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Please Retain This Supplement for Future Reference

April 27, 2004

SMF-3623

SCUDDER

INVESTMENTS

Supplement to the Currently Effective Prospectuses of each of the Listed Funds:

Scudder Greater Europe Growth Fund
Scudder Growth & Income Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Emerging Market Growth Fund
Scudder Capital Growth Fund
Scudder Select 500 Fund
Scudder Global Discovery Fund
Scudder International Fund
Scudder Gold & Precious Metals Fund
Scudder Global Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Scudder Development Fund
Scudder Micro Cap Fund
Scudder International Select Equity Fund
Scudder European Equity Fund
Scudder Flag Investors Equity Partners Fund

The following information supplements the “The Fund’s Main Investment Strategy” section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the “The Main Risks of Investing in the Fund” section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Please Retain This Supplement for Future Reference

April 27, 2004

SCUDDER

INVESTMENTS

Supplement to the currently effective Prospectus for each of the listed funds:

Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Development Fund
Scudder Dynamic Growth Fund
Scudder Micro Cap Fund
Scudder Mid Cap Fund
Scudder Small Cap Fund

The people listed below handle the day-to-day management of each fund effective May 3, 2004. Ms. Jones is retiring on June 30, 2004. Effective July 1, 2004, Mr. Dedio and Mr. Janis will become Co-Lead Portfolio Managers of each fund.

Audrey M.T. Jones, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the funds through June 30, 2004.

•	Joined Deutsche Asset Management in 1986.

•	Portfolio manager with a primary focus on the credit sensitive, communications services, energy, process industries and transportation sectors.

•	Over 30 years of investment industry experience.

•	BBA, Pace University Lubin School of Business.

•	Joined Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Development Fund and Scudder Dynamic Growth Fund in 2002 and Scudder Micro Cap Fund, Scudder Mid Cap Fund and Scudder Small Cap Fund at each fund’s inception.

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.

•	Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

•	Portfolio manager for US small- and mid-cap equity and senior small cap analyst for health care and technology.

•	MS, American University, Kogod School of Business.

•	Joined the funds in 2002.

Robert S. Janis

Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.

•	Joined Deutsche Asset Management and the funds in 2004.

•	Previously served as portfolio manager for ten years at Credit Suisse Asset Management (or at its predecessor Warburg Pincus Asset Management).

•	Portfolio manager for US small- and mid-cap equity and senior small cap analyst for consumer discretionary, staples and capital goods sectors.

•	Over 20 years of investment industry experience.

•	MBA, University of Pennsylvania, Wharton School. Samuel A. Dedio Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.

May 3, 2004

SMF-3624

PS50/67-2A-054

SCUDDER

INVESTMENTS

Supplement to the currently effective Prospectus for each of the listed funds:

Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Development Fund
Scudder Dynamic Growth Fund
Scudder Micro Cap Fund
Scudder Mid Cap Fund
Scudder Small Cap Fund

The people listed below handle the day-to-day management of each fund effective May 3, 2004. Ms. Jones is retiring on June 30, 2004. Effective July 1, 2004, Mr. Dedio and Mr. Janis will become Co-Lead Portfolio Managers of each fund.

Audrey M.T. Jones, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the funds through June 30, 2004.

•	Joined Deutsche Asset Management in 1986.

•	Portfolio manager with a primary focus on the credit sensitive, communications services, energy, process industries and transportation sectors.

•	Over 30 years of investment industry experience.

•	BBA, Pace University Lubin School of Business.

•	Joined Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Development Fund and Scudder Dynamic Growth Fund in 2002 and Scudder Micro Cap Fund, Scudder Mid Cap Fund and Scudder Small Cap Fund at each fund’s inception.

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.

•	Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

•	Portfolio manager for US small- and mid-cap equity and senior small cap analyst for health care and technology.

•	MS, American University, Kogod School of Business.

•	Joined the funds in 2002.

Robert S. Janis

Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.

•	Joined Deutsche Asset Management and the funds in 2004.

•	Previously served as portfolio manager for ten years at Credit Suisse Asset Management (or at its predecessor Warburg Pincus Asset Management).

•	Portfolio manager for US small- and mid-cap equity and senior small cap analyst for consumer discretionary, staples and capital goods sectors.

•	Over 20 years of investment industry experience.

•	MBA, University of Pennsylvania, Wharton School.

May 3, 2004

SMF-3624

PS50/67-2A-054

SCUDDER

INVESTMENTS

Supplement to the currently effective Prospectus for each of the listed funds:

Scudder Large Cap Value Fund
Scudder-Dreman High Return
Equity Fund
Scudder Focus Value+Growth Fund
Scudder Blue Chip Fund
Scudder Worldwide 2004 Fund
Scudder Retirement Fund — Series VI
Scudder S&P 500 Stock Fund
Scudder-Dreman Financial Services Fund
Scudder Growth Fund
Scudder Total Return Fund
Scudder Target 2011 Fund
Scudder Target 2012 Fund
Scudder Technology Fund
Scudder Target 2010 Fund
Scudder Retirement Fund — Series V
Scudder Retirement Fund — Series VII
Scudder Aggressive Growth Fund
Scudder Target 2013 Fund

The following information supplements the “The Fund’s Main Investment Strategy” section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the “The Main Risks of Investing in the Fund” section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Please Retain This Supplement for Future Reference

May 28, 2004

SMF-3626

PS78/49/339-2A-054

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Equivalent Fund

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Treasury Series

Tax-Free Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder Technology Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Money Funds

Scudder Government & Agency Money Fund

Scudder Money Market Fund

Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

Scudder Total Return Bond Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder US Treasury Money Fund

Scudder YieldWise Funds

Scudder YieldWise Government & Agency Money Fund

Scudder YieldWise Money Fund

Scudder YieldWise Municipal Money Fund

Scudder Worldwide 2004 Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund Institutional

Treasury Money Fund Investment

June 1, 2004

SMF-3627

PSMEGA-2A-064

The following information is added to each fund’s prospectus under the heading “Who Manages and Oversees the Funds”:

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

SCUDDER

INVESTMENTS

Supplement to the currently effective Prospectus of each of the listed funds:

Scudder Japanese Equity Fund
Scudder Lifecycle Long Range Fund
Scudder Lifecycle Mid Range Fund
Scudder Lifecycle Short Range Fund
Scudder Micro Cap Fund
Scudder Mid Cap Fund
Scudder Small Cap Fund

For Scudder Micro Cap Fund only:

The following supplements the information in the currently effective Class A, B, C, Institutional Class and Investment Class prospectuses of Scudder Micro Cap Fund:

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception For Classes A, B, C and Institutional*	Since Inception For Investment Class**
Index 2 (reflects no deductions for fees, expenses or taxes)	48.54	0.86	2.56	0.73

Index 2: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.***

*	Since December 18, 1996 (inception date of Institutional Class). The inception date for Class A, B and C shares is June 28, 2002. The performance figures for Class A, B and C shares prior to inception are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges of Class A, B and C shares. Index comparison begins on December 31, 1996.
**	Since August 21, 1997 (inception date of Investment Class). Index comparison begins on August 30, 1997.
***	Effective on or about July 1, 2004, the Russell 2000 Growth Index will replace the Russell 2000 Index as the fund’s benchmark index because the advisor believes it is more appropriate to measure the fund’s performance against the Russell 2000 Growth Index as it more accurately reflects the fund’s investment strategy.

For Scudder Small Cap Fund only:

Effective on or about July 1, 2004, Scudder Small Cap Fund will change its name to Scudder Small Cap Growth Fund. The fund’s name is being changed to better reflect the fund’s investment strategy. This change does not represent a change in the fund’s goal or investment strategy.

The following supplements the information in the currently effective Class A, B, C, R and Investment Class prospectuses of Scudder Small Cap Fund:

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Index 2 (reflects no deductions for fees, expenses or taxes)	48.54	0.86	5.43

Index 2: Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.*

*	Effective on or about July 1, 2004, the Russell 2000 Growth Index will replace the Russell 2000 Index as the fund’s benchmark index because the advisor believes it is more appropriate to measure the fund’s performance against the Russell 2000 Growth Index as it more accurately reflects the fund’s investment strategy.

June 11, 2004

SMF-3629

For Scudder Mid Cap Fund only:

Effective on or about August 20, 2004, Scudder Mid Cap Fund will change its name to Scudder Mid Cap Growth Fund.

Effective on or about August 20, 2004, the fund’s 80% investment policy will be changed as follows:

The fund’s current investment policy states that, under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid Cap 400 Index or securities with equity characteristics that provide exposure to those companies. This policy will be revised as follows: Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund will provide shareholders with at least 60 days’ notice prior to making any changes to this revised 80% investment policy.

The following supplements the information in the currently effective Class A, B, C, R, Investment Class and Institutional Class prospectuses of Scudder Mid Cap Fund:

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Index 2 (reflects no deductions for fees, expenses or taxes)	42.71	2.01	9.40

Index 2: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.*

*	Effective on or about August 20, 2004, the Russell Mid Cap Growth Index will replace the S&P Mid Cap 400 Index as the fund’s benchmark index because the advisor believes it is more appropriate to measure the fund’s performance against the Russell Mid Cap Growth Index as it more accurately reflects the fund’s investment strategy.

For Scudder Japanese Equity Fund, Scudder Lifecycle Short Range Fund, Scudder Lifecycle Mid Range Fund and Scudder Lifecycle Long Range Fund only:

On or about August 20, 2004, Scudder Japanese Equity Fund, Scudder Lifecycle Short Range Fund, Scudder Lifecycle Mid Range Fund and Scudder Lifecycle Long Range Fund, each currently a feeder fund in a master-feeder structure, will receive all of their assets from their respective master portfolios and convert to stand-alone funds. The respective master portfolios hold no other investments and will be closed after the conversion of the feeder funds.

2

SCUDDER

INVESTMENTS

Scudder International Fund

Scudder Municipal Bond Fund

Scudder 21st Century Growth Fund

Supplement to the currently effective Prospectus of each of the funds listed above

For Scudder International Fund only:

The following supplements the information in the currently effective Class A, B, C, I, S, AARP and Barrett International shares prospectuses of Scudder International Fund:

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years	Since Inception For Barrett International Shares*	Since Inception For Class I**
Index 2 (reflects no deductions for fees, expenses or taxes)	38.59	-0.05	4.47	0.74	-2.91

Index 2: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.***

*	Since April 3, 1998 (inception date of Barrett International shares). Index comparison begins on March 31, 1998.
**	Since December 29, 2000 (inception of Class I shares). Index comparison begins on December 31, 2000.
***	Effective on or about July 1, 2004, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index will replace the MSCI EAFE + Canada Index as the fund’s benchmark index because the advisor believes it is more appropriate to measure the fund’s performance against the MSCI EAFE Index as it more accurately reflects the fund’s investment strategy.

For Scudder Municipal Bond Fund and Scudder 21st Century Growth Fund only:

The Board of the Scudder Municipal Bond Fund has approved in principle the merger of the fund into the Scudder Intermediate Tax/AMT Free Fund, a fund managed by the same portfolio management team.

The Board of the Scudder 21st Century Growth Fund (together with the Scudder Municipal Bond Fund, the “Acquired Funds”) has approved in principle the merger of the fund into the Scudder Small Cap Fund (together with the Intermediate Tax/AMT Free Fund, the “Acquiring Funds”), a fund managed by the same portfolio management team. The Scudder Small Cap Fund is proposed to be renamed the Scudder Small Cap Growth Fund on July 1, 2004.

The proposed mergers are part of the Advisor’s initiative to realign the management and operations of the funds it manages. Completion of each merger is subject to a number of conditions, including final approval by the relevant Acquired Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next six months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the merger and the Board’s considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the Acquiring Fund.

June 18, 2004

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder European Equity Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

The following replaces similar information in each fund’s prospectus under the heading “How Much Investors Pay”:

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.

The following replaces similar information in each fund’s prospectus under the heading “Choosing a Share Class”:

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

July 1, 2004

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Lifecycle Long Range Fund

Scudder Managed Municipal Bond Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder PreservationPlus Fund

Scudder RREEF Real Estate Securities Fund

Scudder Short Duration Fund

Scudder Short-Term Municipal Bond Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Fund

Scudder Total Return Bond Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

For Scudder Dynamic Growth Fund, Scudder Large Company Value Fund and Scudder Technology Innovation Fund only:

Deutsche Investment Management Americas Inc., the advisor of the above-noted funds (the “Advisor”), is proposing the following fund mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds: Scudder Technology Innovation Fund, Scudder Large Company Value Fund and Scudder Dynamic Growth Fund (the “Acquired Funds”) into Scudder Technology Fund, Scudder Large Cap Value Fund and Scudder Mid Cap Fund (the “Acquiring Funds”), respectively. Completion of each merger is subject to a number of conditions, including final approval by each participating Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next four months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the applicable Acquiring Fund.

July, 23 2004

SMF-3639

PSMEGA-2B-074

For Scudder International Equity Fund, Institutional — Class I, Class II only:

The Board of Scudder International Equity Fund has approved a consolidation of Institutional — Class I and Class II. Class II will consolidate into Class I, which will be renamed Institutional Class. This share class consolidation will not be a taxable event for shareholders. The consolidation will take place on or about August 13, 2004.

The following replaces the first sentence in the “Investment minimums” sub-section of the “Buying and Selling Institutional Class Shares” section:

As of August 13, 2004, your initial investment must be for at least $1,000,000.

For Class I shareholders of the following funds only:

Scudder Capital Growth Fund

Scudder High Income Fund

Scudder Technology Fund

The Boards of the above listed funds have approved a consolidation, on or about August 13, 2004, of the Class I shares of each fund into the Institutional Class of each fund.

Please refer to “Eligibility Requirements for Purchasing Institutional Class Shares” later in this prospectus supplement, since the eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Class I shares.

For Premier Class shareholders of the following funds only:

Scudder EAFE Equity Index Fund

Scudder Equity 500 Index Fund

Scudder Lifecycle Long Range Fund

Scudder US Bond Index Fund

On or about August 13, 2004, Premier Class will be renamed Institutional Class.

The following sentence replaces the first and second sentences in the “Investment minimums” sub-section of the “Buying and Selling Premier Class Shares” section:

Your initial investment must be for at least $1,000,000. Shareholders as of August 13, 2004 do not need to meet the minimum initial investment requirement.

Please refer to “Eligibility Requirements for Purchasing Institutional Class Shares” later in this prospectus supplement, as the eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Premier Class shares.

For Class I shareholders of the following funds only:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Dynamic Growth Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Income Fund

Scudder International Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Strategic Income Fund

Scudder Total Return Fund

Scudder US Government Securities Fund

On or about August 13, 2004, Class I will be renamed Institutional Class. Your initial investment must be for at least $1,000,000. Shareholders as of August 13, 2004 do not need to meet the new minimum initial investment requirement.

Please refer to “Eligibility Requirements for Purchasing Institutional Class Shares” later in this prospectus supplement, since the eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Class I shares.

2

For Institutional Class Shares of the following funds only:

Scudder Capital Growth Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Growth and Income Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Managed Municipal Bond Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder RREEF Real Estate Securities Fund

Scudder Short Duration Fund

Scudder Short-Term Municipal Bond Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Total Return Bond Fund

On or about August 13, 2004 the following replaces the first sentence in the “Investment minimums” sub-section of the “Buying and Selling Institutional Class Shares” section:

Your initial investment must be for at least $1,000,000. Shareholders as of August 13, 2004 do not need to meet the minimum initial investment requirement.

For Scudder PreservationPlus Fund — Institutional Class only:

On or about August 13, 2004, the following section supplements the “Buying and Selling Institutional Class Shares” section:

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

•	Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

•	Employee benefit plans with assets of at least $50 million.

•	Clients of the private banking division of Deutsche Bank AG.

•	A current or former Director or Trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the fund.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

3

Eligibility Requirements for Purchasing Institutional Class Shares

You may buy Institutional Shares if you are any of the following:

•	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

•	An employee benefit plan with assets of at least $50 million.

•	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

•	A client of the private banking division of Deutsche Bank AG.

•	A current or former Director or Trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

4

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

—	Government Securities Portfolio
—	Money Market Portfolio
—	Tax-Exempt Portfolio

Cash Equivalent Fund

—	Government Securities Portfolio
—	Money Market Portfolio
—	Tax-Exempt Portfolio

Cash Management Fund Investment

Investors Cash Trust

—	Government Securities Portfolio
—	Treasury Portfolio

Investors Municipal Cash Fund

—	Investors Florida Municipal Cash Fund
—	Investors Michigan Municipal Cash Fund
—	Investors New Jersey Municipal Cash Fund
—	Investors Pennsylvania Municipal Cash Fund
—	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

—	Cash Management
—	New York Tax Free Money
—	Tax-Free Money
—	Treasury Money

Scudder Advisor Funds III

—	Money Market

Scudder Balanced Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Management Portfolio

Scudder Cash Reserves Fund

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Institutional Funds

—	Cash Management Fund
—	Cash Reserves Fund
—	Scudder International Equity Fund
—	Scudder Equity 500 Index Fund
—	Liquid Assets Fund
—	Daily Assets Fund
—	Treasury Money Fund
—	Treasury and Agency Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Money Market Funds

—	Scudder Government Money Fund
—	Scudder Money Market Fund
—	Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Index Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Growth Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder Treasury Money Portfolio

Scudder US Bond Index Fund

Scudder US Treasury Money Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

—	Scudder Yieldwise Government Money Fund
—	Scudder Yieldwise Money Fund
—	Scudder Yieldwise Municipal Money Fund

Tax Free Money Fund Investment

Treasury Money Fund Investment

Scudder Investments VIT Funds

—	Scudder EAFE Equity Index Fund
—	Scudder Equity Index 500 Fund
—	Scudder Global Biotechnology Fund
—	Scudder Real Estate Securities Portfolio
—	Scudder Small Cap Index Fund
Scudder	Variable Series I
—	Scudder Bond Portfolio
—	Scudder Balanced Portfolio
—	Scudder Growth and Income Portfolio
—	Scudder Capital Growth Portfolio
—	Scudder 21st Century Growth Portfolio
—	Scudder Global Discovery Portfolio
—	Scudder International Portfolio
—	Scudder Health Sciences Portfolio
—	Money Market Portfolio

Scudder Variable Series II

—	Scudder Aggressive Growth Portfolio
—	Scudder Blue Chip Portfolio
—	Scudder Contrarian Value Portfolio
—	SVS Davis Venture Value Portfolio
—	SVS Dreman Financial Services Portfolio
—	SVS Dreman High Return Equity Portfolio
—	SVS Dreman Small Cap Value Portfolio
—	SVS Eagle Focused Large Cap Growth Portfolio
—	SVS Focus Value+Growth Portfolio
—	SVS Index 500 Portfolio
—	SVS Invesco Dynamic Growth Portfolio
—	SVS Janus Growth and Income Portfolio
—	SVS Janus Growth Opportunities Portfolio
—	SVS MFS Strategic Value Portfolio
—	SVS Turner Mid Cap Growth Portfolio
—	SVS Oak Strategic Equity Portfolio
—	Scudder Fixed Income Portfolio
—	Scudder Global Blue Chip Portfolio
—	Scudder Government Securities Portfolio
—	Scudder Growth Portfolio
—	Scudder High Income Portfolio
—	Scudder International Select Equity Portfolio
—	Scudder Money Market Portfolio
—	Scudder Small Cap Growth Portfolio
—	Scudder Strategic Income Portfolio
—	Scudder Technology Growth Portfolio
—	Scudder Total Return Portfolio

The following information is added to or amends each Fund’s Statement of Additional Information:

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

February 6, 2004

Supplement to the currently effective Statements of Additional Information of each of the listed funds:

Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Dynamic Growth Fund
Scudder Fixed Income Fund
Scudder Flag Investors Communications Fund
Scudder Flag Investors Equity Partners Fund
Scudder Flag Investors Value Builder Fund
Scudder Florida Tax-Free Income Fund
Scudder Global Biotechnology Fund
Scudder Global Fund
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High Income Fund
Scudder High Income Opportunity Fund
Scudder High Yield Tax-Free Fund
Scudder Income Fund
Scudder Intermediate Tax/AMT Free Fund
Scudder International Fund
Scudder Japanese Equity Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Micro Cap Fund
Scudder Mid Cap Fund
Scudder New York Tax-Free Income Fund
Scudder Pathway Series — Conservative Portfolio
Scudder Pathway Series — Growth Portfolio
Scudder Pathway Series — Moderate Portfolio
Scudder PreservationPlus Income Fund
Scudder RREEF Real Estate Securities Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Short Duration Fund
Scudder Short-Term Bond Fund
Scudder Small Cap Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Tax Advantaged Dividend Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund
Scudder U.S. Government Securities Fund

The following information supplements the Purchases and Redemptions of Shares section of each of the above-listed funds’ Statements of Additional Information:

Purchase of Class C Shares. As of March 1, 2004, Class C shares of the fund will be offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

March 1, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder 21st Century Growth Fund
Scudder Balanced Fund
Scudder Capital Growth Fund
Scudder Cash Investment Trust
Scudder Development Fund
Scudder Global Bond Fund
Scudder Global Fund
Scudder GNMA Fund
Scudder Health Care Fund
Scudder High Income Opportunity Fund
Scudder High-Yield Tax-Free Fund
Scudder Income Fund
Scudder Intermediate Tax/AMT Free Fund
Scudder International Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Money Market Series
Scudder Pathway Series — Conservative Portfolio
Scudder Pathway Series — Growth Portfolio
Scudder Pathway Series — Moderate Portfolio
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Short Term Bond Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Tax Advantaged Dividend Fund
Scudder Tax-Free Money Fund
Scudder Technology Innovation Fund
Scudder US Treasury Money Fund
Scudder Variable Series I
— Scudder Bond Portfolio
— Scudder Balanced Portfolio
— Scudder Growth and Income Portfolio
— Scudder Capital Growth Portfolio
— Scudder 21st Century Growth Portfolio
— Scudder Global Discovery Portfolio
— Scudder International Portfolio
— Scudder Health Sciences Portfolio
— Money Market Portfolio

The following information supplements the “TRUSTEES AND OFFICERS” or “DIRECTORS AND OFFICERS” section of each of the above-referenced fund’s currently effective Statement of Additional Information:

The address for contacting the Independent Trustees/Directors is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address for contacting the Officers is Two International Place, Boston, MA 02110.

March 12, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Greater Europe Growth Fund
Scudder Growth & Income Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Emerging Market Growth Fund
Scudder Capital Growth Fund
Scudder Select 500 Fund
Scudder Global Discovery Fund
Scudder International Fund
Scudder Gold & Precious Metals Fund
Scudder Global Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Scudder Development Fund
Scudder European Equity Fund
Scudder Flag Investors Equity Partners Fund

The following information supplements or replaces related disclosure in the “Investment Policies and Techniques” section of each fund’s Statement of Additional Information:

Lending of Portfolio Securities. The fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

The following replaces the non-fundamental investment policy of each fund relating to securities lending:

As a matter of non-fundamental policy, the fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.

April 27, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust
— Government Securities Portfolio
— Money Market Portfolio
— Tax-Exempt Portfolio
Cash Equivalent Fund
— Government Securities Portfolio
— Money Market Portfolio
— Tax-Exempt Portfolio
Cash Management Fund Institutional
Cash Management Fund Investment
Cash Reserve Fund, Inc.
— Prime Series
— Treasury Series
— Tax-Free Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
Investors Cash Trust
— Government Securities Portfolio
— Treasury Portfolio
Investors Municipal Cash Fund
— Investors Florida Municipal Cash Fund
— Investors Michigan Municipal Cash Fund
— Investors New Jersey Municipal Cash Fund
— Investors Pennsylvania Municipal Cash Fund
— Tax-Exempt New York Money Market Fund
Money Market Fund Investment
NY Tax Free Money Fund Investment
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Balanced Fund
Scudder Blue Chip Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Cash Investment Trust
Scudder Cash Reserves Fund
Scudder Development Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Dynamic Growth Fund
Scudder EAFE Equity Index Fund
Scudder Emerging Markets Debt Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Equity 500 Index Fund
Scudder European Equity Fund
Scudder Fixed Income Fund
Scudder Flag Investors Communications Fund
Scudder Flag Investors Equity Partners Fund
Scudder Flag Investors Value Builder Fund
Scudder Florida Tax-Free Income Fund
Scudder Focus Value + Growth Fund
Scudder Global Biotechnology Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Global Fund
Scudder GNMA Fund
Scudder Gold and Precious Metals Fund
Scudder Greater Europe Growth Fund
Scudder Growth and Income Fund
Scudder Growth Fund
Scudder Health Care Fund
Scudder High Income Fund
Scudder High Income Opportunity Fund
Scudder High Income Plus Fund
Scudder High Yield Tax-Free Fund
Scudder Income Fund
Scudder Intermediate Tax/AMT Free Fund
Scudder International Equity Fund
Scudder International Fund
Scudder International Select Equity Fund
Scudder Japanese Equity Fund
Scudder Large Cap Value Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund
Scudder Lifecycle Long Range Fund
Scudder Lifecycle Mid Range Fund
Scudder Lifecycle Short Range Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Micro Cap Fund
Scudder Mid Cap Fund
Scudder Money Funds
— Scudder Government Money Fund
— Scudder Money Market Fund
— Scudder Tax-Exempt Money Fund
Scudder Money Market Series
Scudder Municipal Bond Fund
Scudder New Europe Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder PreservationPlus Fund
Scudder PreservationPlus Income Fund
Scudder Retirement Fund — Series V
Scudder Retirement Fund — Series VI
Scudder Retirement Fund — Series VII
Scudder RREEF Real Estate Securities Fund
Scudder S&P 500 Index Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Short Duration Fund
Scudder Short-Term Bond Fund
Scudder Short-Term Municipal Bond Fund
Scudder Small Cap Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Growth Fund
Scudder Strategic Income Fund
Scudder Target 2010 Fund
Scudder Target 2011 Fund
Scudder Target 2012 Fund
Scudder Target 2013 Fund
Scudder Tax Advantaged Dividend Fund
Scudder Tax-Exempt California Money Market Fund
Scudder Tax Free Money Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund
Scudder Total Return Fund
Scudder US Bond Index Fund
Scudder US Government Securities Fund
Scudder US Treasury Money Fund
Scudder Variable Series I
— Scudder 21st Century Growth Portfolio
— Scudder Balanced Portfolio
— Scudder Bond Portfolio
— Scudder Capital Growth Portfolio
— Scudder Global Discovery Portfolio
— Scudder Growth and Income Portfolio
— Scudder Health Sciences Portfolio
— Scudder International Portfolio
— Scudder Money Market Portfolio

Scudder Variable Series II
— Scudder Aggressive Growth Portfolio
— Scudder Blue Chip Portfolio
— Scudder Contrarian Value Portfolio
— Scudder Fixed Income Portfolio
— Scudder Global Blue Chip Portfolio
— Scudder Government Securities Portfolio
— Scudder Growth Portfolio
— Scudder High Income Portfolio
— Scudder International Select Equity Portfolio
— Scudder Money Market Portfolio
— Scudder Small Cap Growth Portfolio
— Scudder Strategic Income Portfolio
— Scudder Technology Growth Portfolio
— Scudder Total Return Portfolio
— SVS Davis Venture Value Portfolio
— SVS Dreman Financial Services Portfolio
— SVS Dreman High Return Equity Portfolio
— SVS Dreman Small Cap Value Portfolio
— SVS Eagle Focused Large Cap Growth Portfolio
— SVS Focus Value + Growth Portfolio
— SVS Index 500 Portfolio
— SVS INVESCO Dynamic Growth Portfolio
— SVS Janus Growth and Income Portfolio
— SVS Janus Growth Opportunities Portfolio
— SVS MFS Strategic Value Portfolio
— SVS Oak Strategic Equity Portfolio
— SVS Turner Mid Cap Growth Portfolio
Scudder Yieldwise Funds
— Scudder Yieldwise Government Money Fund
— Scudder Yieldwise Money Fund
— Scudder Yieldwise Municipal Money Fund
Scudder Worldwide 2004 Fund
Tax Free Money Fund Investment
Treasury Money Fund Institutional
Treasury Money Fund Investment

The following information is added to each Fund’s Statement of Additional Information:

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

April 29, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Large Cap Value Fund

Scudder-Dreman High Return Equity Fund

Scudder Focus Value+Growth Fund

Scudder Blue Chip Fund

Scudder Worldwide 2004 Fund

Scudder Retirement Fund - Series VI

Scudder S&P 500 Stock Fund

Scudder-Dreman Financial Services Fund

Scudder Target 2011 Fund

Scudder Growth Fund

Scudder Total Return Fund

Scudder Target 2012 Fund

Scudder Technology Fund

Scudder Target 2010 Fund

Scudder Retirement Fund - Series V

Scudder Retirement Fund - Series VII

Scudder Aggressive Growth Fund

Scudder Target 2013 Fund

The following information supplements or replaces related disclosure in the “Investment Policies and Techniques” section of each fund’s Statement of Additional Information:

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

The following replaces the non-fundamental investment policy of each fund relating to securities lending:

As a matter of non-fundamental policy, the Fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.

May 28, 2004

SCUDDER

INVESTMENTS

Supplement to the currently effective Class C prospectus of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Fixed Income Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Global Biotechnology Fund

Scudder Global Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder Japanese Equity Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New York Tax-Free Income Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder U.S. Government Securities Fund

The following information supplements each of the above-listed funds’ currently effective Class C prospectus:

Effective March 1, 2004, the 1.00% front-end sales charge (load) imposed on purchases of Class C shares of the fund was eliminated. Class C shares of the fund are offered at net asset value and will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus. The following replaces the “Shareholder Fees” information for Class C shares of each fund as set forth in the Fee Table under “How Much Investors Pay”:

Shareholder Fees, paid directly from your investment

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	1.00%

The following information updates the expense example information for Class C shares in the “How Much Investors Pay” section of each fund’s prospectus to reflect the elimination of the 1.00% front-end sales charge (load):

Example	Expenses, assuming you sold your shares at the end of each period				Expenses, assuming you kept your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Scudder 21st Century Growth Fund	352	983	1,735	3,716	252	983	1,735	3,716
Scudder Aggressive Growth Fund	353	937	1,645	3,524	253	937	1,645	3,524
Scudder Blue Chip Fund	303	663	1,149	2,490	203	663	1,149	2,490
Scudder California Tax-Free Income Fund	262	502	866	1,889	162	502	866	1,889
Scudder Capital Growth Fund	303	795	1,412	3,079	203	795	1,412	3,079
Scudder Dynamic Growth Fund	355	967	1,702	3,643	255	967	1,702	3,643
Scudder Fixed Income Fund	258	490	845	1,845	158	490	845	1,845
Scudder Flag Investors Equity Partners Fund	300	618	1,062	2,296	200	618	1,062	2,296
Scudder Flag Investors Value	290	588	1,011	2,190	190	588	1,011	2,190
Builder Fund

Example	Expenses, assuming you sold your shares at the end of each period				Expenses, assuming you kept your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Scudder Florida Tax-Free Income Fund	$280	$557	$959	$2,084	$180	$557	$959	$2,084
Scudder Global Biotechnology Fund	328	1,548	2,827	5,860	228	1,548	2,827	5,860
Scudder Global Fund	349	871	1,518	3,254	249	871	1,518	3,254
Scudder Growth Fund	302	773	1,371	2,989	202	773	1,371	2,989
Scudder Growth and Income Fund	299	671	1,170	2,544	199	671	1,170	2,544
Scudder Health Care Fund	343	802	1,441	3,158	243	802	1,441	3,158
Scudder High Income Fund	276	545	939	2,041	176	545	939	2,041
Scudder High Income Opportunity Fund	308	643	1,103	2,379	208	643	1,103	2,379
Scudder High Yield Tax-Free Fund	280	557	959	2,084	180	557	959	2,084
Scudder Income Fund	294	613	1,070	2,339	194	613	1,070	2,339
Scudder Intermediate Tax/AMT Free Fund	270	526	907	1,976	170	526	907	1,976
Scudder International Fund	338	752	1,292	2,769	238	752	1,292	2,769
Scudder Japanese Equity Fund	318	876	1,559	3,380	218	876	1,559	3,380
Scudder Large Company Growth Fund	306	865	1,548	3,371	206	865	1,548	3,371
Scudder Large Company Value Fund	305	782	1,386	3,018	205	782	1,386	3,018
Scudder Managed Municipal Bond Fund	259	493	850	1,856	159	493	850	1,856
Scudder Massachusetts Tax-Free Fund	282	563	970	2,105	182	563	970	2,105
Scudder Micro Cap Fund	352	861	1,496	3,203	252	861	1,496	3,203
Scudder Mid Cap Fund	303	646	1,115	2,414	203	646	1,115	2,414
Scudder New York Tax-Free Income Fund	265	511	881	1,922	165	511	881	1,922
Scudder Pathway Series — Conservative Portfolio	279	602	1,051	2,298	179	602	1,051	2,298
Scudder Pathway Series — Growth Portfolio	286	644	1,129	2,467	186	644	1,129	2,467
Scudder Pathway Series — Moderate Portfolio	$284	$607	$1,056	$2,302	$184	$607	$1,056	$2,302
Scudder PreservationPlus Income Fund	328	705	1,209	2,594	228	705	1,209	2,594
Scudder S&P 500 Stock Fund	282	657	1,159	2,540	182	657	1,159	2,540
Scudder Select 500 Fund	297	609	1,047	2,264	197	609	1,047	2,264
Scudder Short Duration Fund	258	508	883	1,936	158	508	883	1,936
Scudder Short-Term Bond Fund	283	566	975	2,116	183	566	975	2,116
Scudder Small Cap Fund	303	652	1,128	2,442	203	652	1,128	2,442
Scudder Small Company Stock Fund	351	838	1,451	3,105	251	838	1,451	3,105
Scudder Small Company Value Fund	329	706	1,210	2,595	229	706	1,210	2,595
Scudder Strategic Income Fund	300	618	1,062	2,296	200	618	1,062	2,296
Scudder Tax Advantaged Dividend Fund	279	652	1,152	2,528	179	652	1,152	2,528
Scudder Technology Fund	318	673	1,154	2,483	218	673	1,154	2,483
Scudder Technology Innovation Fund	359	847	1,510	3,286	259	847	1,510	3,286
Scudder Top 50 US Fund	293	891	1,613	3,525	193	891	1,613	3,525
Scudder U.S. Government Securities Fund	267	517	892	1,944	167	517	892	1,944

All other references to a front-end sales charge imposed on purchases of Class C shares that appear in the fund’s current prospectus are hereby deleted.

April 8, 2004

SMF-3620

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2021

SCUDDER SECURITIES TRUST

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, MA 02110-4103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 295-2663

Salvatore Schiavone

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Date of fiscal year end: 7/31

Date of reporting period: 1/31/2004

ITEM 1.	REPORT TO STOCKHOLDERS

[GRAPHIC]

Scudder 21st Century

Growth Fund

Semiannual Report to Shareholders

January 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

Classes A, B, C and I

All performance shown is historical, assumes reinvestment of dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns and rankings during the 3-year, 5-year and life of fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04

Scudder 21st Century Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	15.96%	44.55%	-15.03%	- .59%	2.78%
Class B	15.51%	43.40%	-15.72%	-1.37%	2.00%
Class C	15.49%	43.46%	-15.69%	-1.34%	2.01%
Russell 2000 Growth Index+	21.81%	60.71%	- 2.90%	1.01%	3.19%

Scudder 21st Century Growth Fund	6-Month++	1-Year	Life of Class**
Class I	16.23%	45.45%	-6.96%
Russell 2000 Growth Index+	21.81%	60.71%	7.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.

**	Class I shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.

++	Total returns shown for periods less than one year are not annualized.

4

Net Asset Value

	Class A	Class B	Class C	Class I
Net Asset Value:
1/31/04	$13.66	$13.26	$13.27	$13.89
7/31/03	$11.78	$11.48	$11.49	$11.95

Class A Lipper Rankings - Small-Cap Growth Funds Category as of 1/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	385	of	482	80
3-Year	374	of	396	95

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder 21st Century Growth Fund - Class A

☐ Russell 2000 Growth Index+

[GRAPHIC]

Yearly periods ended January 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

*	The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.

5

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04

Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Fund*	Life of Class**
Class A	Growth of $10,000	$13,624	$5,781	$9,149	$11,544	—
	Average annual total return	36.24%	-16.70%	-1.76%	1.96%	—
Class B	Growth of $10,000	$14,040	$5,868	$9,248	$11,576	—
	Average annual total return	40.40%	-16.28%	-1.55%	2.00%	—
Class C	Growth of $10,000	$14,202	$5,934	$9,252	$11,473	—
	Average annual total return	42.02%	-15.97%	-1.54%	1.88%	—
Class I	Growth of $10,000	$14,545	—	—	—	$8,558
	Average annual total return	45.45%	—	—	—	-6.96%
Russell 2000 Growth Index+	Growth of $10,000	$16,071	$9,156	$10,513	$12,593	$11,582
	Average annual total return	60.71%	-2.90%	1.01%	3.19%	7.01%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.

**	Class I shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.

+	The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

6

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings during the 3-, 5- and life of fund periods shown reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Returns for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder 21st Century Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/04

Scudder 21st Century Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class S	16.08%	45.01%	-14.80%	-.34%	3.04%
Class AARP	16.13%	44.91%	-14.78%	-.31%	3.06%
Russell 2000 Growth Index+	21.81%	60.71%	-2.90%	1.01%	3.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	The fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.

++	Total returns shown for periods less than one year are not annualized.

Net Asset Value

	Class AARP	Class S
Net Asset Value:
1/31/04	$13.82	$13.79
7/31/03	$11.90	$11.88

Class S Lipper Rankings - Small-Cap Growth Funds Category as of 1/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	379	of	482	79
3-Year	373	of	396	94
5-Year	212	of	261	81

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

7

Growth of an Assumed $10,000 Investment

☐ Scudder 21st Century Growth Fund - Class S

☐ Russell 2000 Growth Index+

[GRAPHIC]

Yearly periods ended January 31

Comparative Results as of 1/31/04

Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$14,501	$6,184	$9,830	$12,476
	Average annual total return	45.01%	-14.80%	-.34%	3.04%
Class AARP	Growth of $10,000	$14,491	$6,190	$9,844	$12,494
	Average annual total return	44.91%	-14.78%	-.31%	3.06%
Russell 2000 Growth Index+	Growth of $10,000	$16,071	$9,156	$10,513	$12,593
	Average annual total return	60.71%	-2.90%	1.01%	3.19%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.

+	The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

8

Portfolio Management Review

In the following interview, Lead Portfolio Manager Audrey Jones and Co-Managers Sam Dedio and Doris Klug discuss Scudder 21st Century Growth Fund’s performance, strategy and the market environment during the six-month period ended January 31, 2004.

Q: How did small-cap growth stocks perform during the fund’s reporting period?

A: The US stock market moved higher during the six months ended January 31, 2004, building on its gains of the first half of 2003. Stocks were propelled by a uniquely positive combination of factors: stronger economic growth, improving corporate earnings and supportive government policies, such as continued low interest rates, lower taxes and increased spending. Virtually all areas of the market delivered strong returns in this environment, but small-cap growth stocks performed particularly well. In general, the asset class has performed best historically when the stock market is recovering from an extended period of poor returns and/or when economic growth is showing significant improvement. Both were the case during the fund’s reporting period.

This favorable backdrop is reflected in the returns of small-cap growth stocks in relation to other areas of the market. For the six- and 12-month periods ended January 31, 2004, the Russell 2000 Growth Index produced returns of 21.81% and 60.71%, respectively. In comparison, the Russell 1000 Index - which measures the 1,000 largest companies in the US stock market and encompasses both value and growth - returned 15.52% and 35.65%, respectively, over the same time periods.1

[1]	The Russell 1000 Index is an unmanaged index that measures the performance of 1,000 large-company stocks. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: How would you describe your investment process?

A: We seek to construct the portfolio one stock at a time based on our individual company research. The first step in our research process is to use a screen to eliminate stocks typically within the Russell 2000 Growth Index that do not meet our strict criteria regarding growth characteristics, earnings quality and valuation. Next, our large team of analysts conducts a rigorous examination of the stocks that survive the screen. Fundamental analysis is extremely important in the small-cap arena, since not all of the companies are heavily followed by the investment community. This means that opportunities can be unearthed by those who do their homework. In general, we strive to own industry leaders and companies that may not be leaders but that are gaining market share.2

[2]	Market share refers to a company’s sales in relation to the industry as a whole. A company that has $250 million of sales in a $1 billion market, for example, is said to have a market share of 25%.

Our investment process also encompasses the management of the fund’s existing portfolio of stocks. Each time we purchase a stock, we set a target price. We will generally sell the fund’s position when this target is reached. However, before we sell, we conduct a fresh analysis of the stock to determine if we should increase our target price to account for continued positive change in the company’s business. The goal of this intensive process is not to hit quick “home runs,” but to own stocks that can emerge as winners over a 12- to 24-month period.

Q: How did this approach work during the six-month period?

A: The fund delivered a positive absolute total return for the six months ended January 31, 2004, returning 15.96% (Class A shares unadjusted for maximum sales charge and would have been lower if sales charges had been included). Past performance is no guarantee of future results. However, it underperformed the 21.81% return of its benchmark, the Russell 2000 Growth Index, and the 20.74% average return of the 496 funds in Lipper’s Small-Cap Growth Funds category.3 (Please see pages 3 through 7 for performance of other share classes and more complete performance information.)

[3]	The Lipper Small-Cap Growth Funds category is a group of mutual funds that primarily invests in small-cap stocks with greater-than-average growth orientation compared with the overall market. It is not possible to invest directly in an index or category.

9

Q: What factors caused the fund to underperform?

A: The primary reason for its underperformance was stock selection in the health care and industrials sectors. Within the health care industry, the fund was hurt by our decisions with respect to the health care equipment subsector. Not only was our selection within the group weak, but also the fund was underweight in equipment, which performed better than the health care sector as a whole.4 At the same time, the fund held a corresponding overweight in pharmaceuticals and biotechnology companies, both of which underperformed the broader health care sector. Three of the fund’s bottom-five negative contributors - Exact Sciences Corp., Genta Inc. and SurModics Inc. - are health care companies. We have since sold the fund’s positions in Genta and SurModics, but continue to hold Exact Sciences. The company has developed a diagnostic test for the detection of colon cancer. Although the test has been adopted at a slow pace, we believe it will be successful on a long-term basis.

[4]	“Underweight” means a fund holds a lower weighting than the benchmark. “Overweight” means a fund holds a higher weighting in a given sector than the benchmark index.

Bottom Five Contributors to Performance 7/31/03 to 1/31/04

Company
SurModics Inc.	Health Care
EXACT Sciences Corp.	Health Care
LaBranche & Co.	Financial Services
Identix, Inc.	Electronic Equipment
Genta Inc.	Health Care

Source: Deutsche Asset Management

Looking beyond stock selection, fund performance was also hurt by trends in the broader market. During the reporting period, areas that outperformed included stocks of companies with no earnings, the smallest companies in the market and stocks that sell for less than $5 per share. We tend to avoid all of these areas, based on our belief that fundamentally sound companies will provide the best long-term performance. However, during the six-month reporting period, this approach did not work in the fund’s favor.

Q: What decisions helped the fund’s performance?

A: The fund benefited from the strong performance of our stock picks in the technology and consumer discretionary sectors. Topping the list of contributors was Vishay Intertechnology, Inc., which makes components for computer motherboards, telecom equipment and cell phones. The fund bought shares in the company early in 2003 after it posted a quarterly loss. At the time, we thought investors were placing too much emphasis on Vishay’s near-term results and failed to account for the improvement in both the company’s underlying business and the US economy. Vishay reported consistently better quarterly results in 2003, and its stock rose 75% from our initial purchase through the end of the reporting period.

Top Five Contributors to Performance 7/31/03 to 1/31/04

Company
Vishay Intertechnology	Electronic Equipment
Keystone Automotive	Auto Components
Interwoven, Inc.	Software
Varian Semiconductor	Semiconductors
Adaptec	Communications Equipment

Source: Deutsche Asset Management

10

In the consumer discretionary sector, the fund benefited from a position in Keystone Automotive Industries, Inc., which sells aftermarket auto parts to collision repair shops. The fund bought the stock at roughly $19 per share, and it closed the period at more than $28 after a nice gain in January. The company has executed well, reporting record sales in the fourth calendar quarter and year-over-year earnings growth of 25%.

Q: How would you describe the fund’s overall positioning?

A: Our search for companies with the most attractive growth characteristics was reflected in the fund’s industry weightings. Its holdings tended to be concentrated in the technology, health care, financials and consumer discretionary sectors. As of January 31, 2004, 78% of the fund’s assets was invested in these areas. The largest individual sector weighting was in technology, at 34% of assets. This was higher than its 29% weighting six months ago, reflecting both an increase in the value of the fund’s investments and our decision to add to individual holdings in the sector. Within technology, the fund was overweight in hardware and semiconductors (computer chips) and underweight in software and services.

Q: Are you still finding investment opportunities even after the rally of the past year?

A: Yes. One benefit of investing in small caps is the ability to select from a wide range of companies and put our strong research capabilities to work. However, during the past year, fundamental research wasn’t necessarily rewarded as the “rising tide lifted all boats,” most notably lower-quality companies. We believe this is often the case when the market is emerging from a long downturn, but such periods are not common when market history is viewed from a longer-term perspective. As a result, we believe that the inevitable return to a more rational market environment will differentiate those investors who focus on individual stock selection and undertake thorough fundamental analysis. As part of our analysis, we look for a strong balance sheet, high earnings quality, self-funding operations, a management team that has a history of solid execution and top-line revenue growth. Although the fund’s relative performance was not strong when viewed within the short, six-month time frame, we are confident in the long-term potential of our investment approach.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

11

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03
Common Stocks	96%	99%
Cash Equivalents	4%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/04	7/31/03
Information Technology	36%	30%
Health Care	20%	19%
Consumer Discretionary	16%	11%
Financials	10%	16%
Industrials	8%	13%
Energy	4%	6%
Consumer Staples	4%	4%
Materials	2%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (29.4% of Portfolio)

1. Vishay Intertechnology, Inc. Manufacturer of electronic components	4.2%

2. NetIQ Corp. Provider of performance and availability management software	3.3%

3. Interwoven, Inc. Provides enterprise content management software	3.2%

4. Martek Biosciences Corp. Developer of biotechnology products	3.0%

5. United Natural Foods, Inc. Distributor of natural foods and related products	2.9%

6. Applied Micro Circuits Corp. Manufacturers and develops silicon solutions for the world’s communication infrastructure	2.7%

7. Keystone Automotive Industries, Inc. Distributor of aftermarket collision replacement parts for automobiles and light trucks	2.6%

8. Adaptec, Inc. Manufacturer of computer data flow systems	2.6%

9. Connetics Corp. Producer of pharmaceuticals	2.5%

10. AMIS Holdings, Inc. Designs and manufactures custom specific integrated mixed signal semiconductor products	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources page for contact information.

12

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)
Common Stocks 96.1%
Consumer Discretionary 15.4%
Auto Components 2.6%
Keystone Automotive Industries, Inc.*	155,900	4,483,684

Automobiles 1.5%
Thor Industries, Inc.*	88,800	2,664,000

Hotels Restaurants & Leisure 5.2%
Multimedia Games, Inc.*	39,500	1,687,440
Panera Bread Co. “A”*	59,000	2,404,250
RARE Hospitality International, Inc.*	71,900	1,857,177
Shuffle Master, Inc.*	88,200	3,000,564

		8,949,431

Specialty Retail 5.1%
Cost Plus, Inc.*	64,000	2,776,320
Hancock Fabrics, Inc.	142,500	2,411,100
Jos. A. Bank Clothiers, Inc.*	82,300	3,612,147

		8,799,567

Textiles, Apparel & Luxury Goods 1.0%
Gildan Activewear, Inc. “A”*	56,800	1,693,776

Consumer Staples 4.3%
Food & Drug Retailing
Performance Food Group Co.*	74,700	2,341,098
United Natural Foods, Inc.*	127,500	5,078,325

		7,419,423

Energy 4.4%
Energy Equipment & Services 3.2%
FMC Technologies, Inc.*	98,500	2,424,085
Unit Corp.*	126,700	3,145,961

		5,570,046

Oil & Gas 1.2%
Western Gas Resources, Inc.*	45,100	2,092,640

Financials 10.1%
Diversified Financial Services 9.1%
Affiliated Managers Group, Inc.*	43,700	3,705,760
Jefferies Group, Inc.*	98,600	3,740,884
LaBranche & Co., Inc.	129,100	1,288,418
National Financial Partners Corp.	58,600	1,944,934
Piper Jaffray Companies, Inc.*	56,000	2,629,200
The First Marblehead Corp.*	77,500	2,372,275

		15,681,471

Insurance 1.0%
Triad Guaranty, Inc.*	33,400	1,733,460

Health Care 18.8%
Biotechnology 10.2%
Connetics Corp.*	199,600	4,393,196
Digene Corp.*	76,300	3,185,525
Exact Sciences Corp.*	275,700	2,175,273
Martek Biosciences Corp.*	78,900	5,117,454
Neurocrine Biosciences, Inc.*	49,200	2,784,228

		17,655,676

Health Care Equipment & Supplies 5.4%
ICU Medical, Inc.*	93,900	3,540,030
Integra LifeSciences Holdings Corp.*	48,500	1,577,705
Ocular Sciences, Inc.*	58,600	1,791,988
PSS World Medical, Inc.*	182,400	2,301,888

		9,211,611

Health Care Providers & Services 0.9%
Apria Healthcare Group, Inc.*	51,700	1,574,265

Pharmaceuticals 2.3%
NPS Pharmaceuticals, Inc.*	114,200	3,941,042

13

Industrials 7.3%
Airlines 2.5%
Frontier Airlines, Inc.*	57,100	563,006
SkyWest, Inc.	197,300	3,811,836

		4,374,842

Commercial Services & Supplies 2.0%
Bright Horizons Family Solutions, Inc.*	37,100	1,637,965
CoStar Group, Inc.*	42,800	1,770,636

		3,408,601

Electrical Equipment 0.9%
General Cable Corp.*	182,100	1,471,368

Road & Rail 1.0%
Heartland Express, Inc.	80,726	1,763,056

Transportation Infrastructure 0.9%
Overnite Corp.*	72,100	1,615,761

Information Technology 34.1%
Communications Equipment 4.3%
Adaptec, Inc.*	477,400	4,473,238
NetScreen Technologies, Inc.*	110,100	2,875,812

		7,349,050

Computers & Peripherals 3.4%
Mobility Electronics, Inc.*	344,200	2,337,118
Synaptics, Inc.*	192,100	3,617,243

		5,954,361

Electronic Equipment & Instruments 5.6%
Identix, Inc.*	435,961	2,319,312
Vishay Intertechnology, Inc.*	313,100	7,276,444

		9,595,756

Semiconductors & Semiconductor Equipment 11.5%
AMIS Holdings, Inc.*	213,100	4,132,009
Applied Micro Circuits Corp.*	646,500	4,700,055
ATMI, Inc.*	114,900	3,047,148
Exar Corp.*	87,400	1,767,228
Micrel, Inc.*	98,300	1,666,185
Semtech Corp.*	79,500	1,981,935
Varian Semiconductor Equipment Associates, Inc.*	53,100	2,588,094

		19,882,654

Software 9.3%
Interwoven, Inc.*	403,125	5,530,875
Macromedia, Inc.*	82,100	1,481,905
NetIQ Corp.*	429,200	5,721,236
Universal Technical Institute, Inc.*	106,600	3,421,860

		16,155,876

Materials 1.7%
Chemicals 0.7%
Compass Minerals International, Inc.*	77,900	1,207,450

Containers & Packaging 1.0%
Packaging Corp. of America	77,800	1,683,592

Total Common Stocks (Cost $134,143,701)		165,932,459

Cash Equivalents 3.9%
Scudder Cash Management QP Trust 1.09% (b) (Cost $6,760,269)	6,760,269	6,760,269

Total Investment Portfolio - 100.0% (Cost $140,903,970) (a)		172,692,728

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $140,937,427. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $31,755,301. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,681,776 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,926,475.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

14

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $134,143,701)	$165,932,459
Investment in Scudder Cash Management QP Trust (cost $6,760,269)	6,760,269
Total investments in securities, at value (cost $140,903,970)	172,692,728
Receivable for investments sold	74,335
Dividends receivable	2,365
Interest receivable	6,117
Receivable for Fund shares sold	151,655

Total assets	172,927,200

Liabilities
Payable for investments purchased	986,330
Payable for Fund shares redeemed	1,648,405
Accrued management fee	115,773
Other accrued expenses and payables	87,599

Total liabilities	2,838,107

Net assets, at value	$170,089,093

Net Assets
Net assets consist of:
Accumulated net investment loss	$(942,406)
Net unrealized appreciation (depreciation) on investments	31,788,758
Accumulated net realized gain (loss)	(234,181,658)
Paid-in capital	373,424,399

Net assets, at value	$170,089,093

The accompanying notes are an integral part of the financial statements.

15

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($25,561,299 / 1,871,605 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.66
Maximum offering price per share (100 / 94.25 of $13.66)	$14.49
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,385,961 / 481,724 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.26
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($6,309,813 / 475,487 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.27
Maximum offering price per share (100 / 99.00 of $13.27)	$13.40
Class I
Net Asset Value, offering and redemption price per share ($2,840,717 / 204,487 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.89
Class AARP
Net Asset Value, offering and redemption price (a) per share ($3,968,509 / 287,246 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.82
Class S
Net Asset Value, offering and redemption price (a) per share ($125,022,794 / 9,063,610 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.79

(a)	Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

16

Statement of Operations for the six months ended January 31, 2004 (Unaudited)

Investment Income
Income:
Dividends	$123,166
Interest - Scudder Cash Management QP Trust	22,802

Total Income	145,968

Expenses:
Management fee	623,829
Administrative fee	375,886
Distribution service fees	84,084
Trustees’ fees and expenses	4,113
Other	529
Total expenses, before expense reductions	1,088,441
Expense reductions	(67)

Total expenses, after expense reductions	1,088,374

Net investment income (loss)	(942,406)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	14,193,645
Net unrealized appreciation (depreciation) during the period on investments	10,743,780

Net gain (loss) on investment transactions	24,937,425

Net increase (decrease) in net assets resulting from operations	$23,995,019

The accompanying notes are an integral part of the financial statements.

17

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations:
Net investment income (loss)	$(942,406)	$(1,685,111)
Net realized gain (loss) on investment transactions	14,193,645	(46,296,786)
Net unrealized appreciation (depreciation) on investment transactions during the period	10,743,780	65,234,012
Net increase (decrease) in net assets resulting from operations	23,995,019	17,252,115
Fund share transactions:
Proceeds from shares sold	33,787,237	58,594,008
Cost of shares redeemed	(40,503,575)	(96,070,079)
Redemption fees	5,915	10,091
Net increase (decrease) in net assets from Fund share transactions	(6,710,423)	(37,465,980)
Increase (decrease) in net assets	17,284,596	(20,213,865)
Net assets at beginning of period	152,804,497	173,018,362

Net assets at end of period (including accumulated net investment loss of $942,406 at January 31, 2004)	$170,089,093	$152,804,497

The accompanying notes are an integral part of the financial statements.

18

Financial Highlights

Class A

Years Ended July 31,	2004[a]		2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$11.78		$10.46	$17.65	$27.24	$29.07

Income (loss) from investment operations:
Net investment income (loss)[c]	(.08)		(.13)	(.18)	(.20)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.96		1.45	(7.01)	(8.19)	(1.77)

Total from investment operations	1.88		1.32	(7.19)	(8.39)	(1.83)

Less distributions from
Net realized gains on investment transactions	—		—	—	(1.22)	—
Redemption fees	—	***	— ***	— ***	.02	—

Net asset value, end of period	$13.66		$11.78	$10.46	$17.65	$27.24

Total Return (%)[d]	15.96	**	12.62	(40.74)	(31.54)[e]	(6.30	)[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26		19	21	25	2
Ratio of expenses before expense reductions (%)	1.48	*	1.47	1.45	1.51[f]	2.10	*
Ratio of expenses after expense reductions (%)	1.48	*	1.47	1.45	1.46[f]	1.45	*
Ratio of net investment income (loss) (%)	(1.30	)*	(1.26)	(1.20)	(.99)	(.26	)**
Portfolio turnover rate (%)	114	*	92	83	111	135

[a]	For the six months ended January 31, 2004 (Unaudited).

[b]	For the period from May 1, 2000 (commencement of operations of Class A shares) to July 31, 2000.

[c]	Based on average shares outstanding during the period.

[d]	Total returns do not reflect the effect of any sales charges.

[e]	Total returns would have been lower had certain expenses not been reduced.

[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.46%, respectively.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

19

Class B

Years Ended July 31,	2004[a]		2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$11.48		$10.28	$17.48	$27.19	$29.07

Income (loss) from investment operations:
Net investment income (loss)[c]	(.13)		(.20)	(.29)	(.36)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.91		1.40	(6.91)	(8.15)	(1.76)

Total from investment operations	1.78		1.20	(7.20)	(8.51)	(1.88)

Less distributions from:
Net realized gains on investment transactions	—		—	—	(1.22)	—
Redemption fees	—	***	— ***	— ***	.02	—

Net asset value, end of period	$13.26		$11.48	$10.28	$17.48	$27.19

Total Return (%)[d]	15.51	**	11.67	(41.19)	(32.09)[e]	(6.47	)[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		6	5	6	.69
Ratio of expenses before expense reductions (%)	2.26	*	2.27	2.26	2.39[f]	3.19	*
Ratio of expenses after expense reductions (%)	2.26	*	2.27	2.26	2.25[f]	2.20	*
Ratio of net investment income (loss) (%)	(2.08	)*	(2.06)	(2.01)	(1.79)	(.45	)**
Portfolio turnover rate (%)	114	*	92	83	111	135

[a]	For the six months ended January 31, 2004 (Unaudited).

[b]	For the period from May 1, 2000 (commencement of operations of Class B shares) to July 31, 2000.

[c]	Based on average shares outstanding during the period.

[d]	Total returns do not reflect the effect of any sales charges.

[e]	Total returns would have been lower had certain expenses not been reduced.

[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.35% and 2.25%, respectively.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

20

Class C

Years Ended July 31,	2004[a]		2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$11.49		$10.29	$17.48	$27.19	$29.07

Income (loss) from investment operations:
Net investment income (loss)[c]	(.13)		(.20)	(.29)	(.34)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.91		1.40	(6.90)	(8.17)	(1.76)

Total from investment operations	1.78		1.20	(7.19)	(8.51)	(1.88)

Less distributions from:
Net realized gains on investment transactions	—		—	—	(1.22)	—
Redemption fees	—	***	— ***	— ***	.02	—

Net asset value, end of period	$13.27		$11.49	$10.29	$17.48	$27.19

Total Return (%)[d]	15.49	**	11.66	(41.13)	(32.09)[e]	(6.47	)[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		5	4	6	.34
Ratio of expenses before expense reductions (%)	2.25	*	2.24	2.24	2.40[f]	3.66	*
Ratio of expenses after expense reductions (%)	2.25	*	2.24	2.24	2.25[f]	2.20	*
Ratio of net investment income (loss) (%)	(2.07	)*	(2.03)	(1.99)	(1.78)	(.45	)**
Portfolio turnover rate (%)	114	*	92	83	111	135

[a]	For the six months ended January 31, 2004 (Unaudited).

[b]	For the period from May 1, 2000 (commencement of operations of Class C shares) to July 31, 2000.

[c]	Based on average shares outstanding during the period.

[d]	Total returns do not reflect the effect of any sales charges.

[e]	Total returns would have been lower had certain expenses not been reduced.

[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.36% and 2.24%, respectively.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

21

Class I

Years Ended July 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.95		$10.55	$16.23

Income (loss) from investment operations:
Net investment income (loss)[c]	(.04)		(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.98		1.47	(5.64)

Total from investment operations	1.94		1.40	(5.68)

Redemption fees	—	***	— ***	—	***
Net asset value, end of period	$13.89		$11.95	$10.55

Total Return (%)	16.23	**	13.27	(35.00	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	.02
Ratio of expenses (%)	.86	*	.86	.86	*
Ratio of net investment income (loss) (%)	(.68	)*	(.65)	(.65	)*
Portfolio turnover rate (%)	114	*	92	83

[a]	For the six months ended January 31, 2004 (Unaudited).

[b]	For the period from December 3, 2001 (commencement of operations of Class I shares) to July 31, 2002.

[c]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

22

Class AARP

Years Ended July 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$11.90		$10.54	$17.72	$28.93

Income (loss) from investment operations:
Net investment income (loss)[c]	(.07)		(.10)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.99		1.46	(7.04)	(9.89)

Total from investment operations	1.92		1.36	(7.18)	(10.01)

Less distributions from:
Net realized gain on investment transactions	—		—	—	(1.22)
Redemption fees	—	***	— ***	— ***	.02

Net asset value, end of period	$13.82		$11.90	$10.54	$17.72

Total Return (%)	16.13[d]	**	12.90	(40.52)	(35.32	)[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		3	3	5
Ratio of expenses (%)	1.21	*	1.21	1.21	1.19	*
Ratio of net investment income (loss) (%)	(1.03	)*	(1.00)	(.96)	(.75	)*
Portfolio turnover rate (%)	114	*	92	83	111

[a]	For the six months ended January 31, 2004 (Unaudited).

[b]	For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.

[c]	Based on average shares outstanding during the period.

[d]	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

23

Class S

Years Ended July 31,	2004[a]		2003	2002	2001	2000	1999[b]		1998[c]
Selected Per Share Data
Net asset value, beginning of period	$11.88		$10.52	$17.71	$27.25	$18.48	$10.15		$13.11

Income (loss) from investment operations:
Net investment income (loss)[d]	(.07)		(.10)	(.14)	(.17)	(.31)	(.19)		(.19)
Net realized and unrealized gain (loss) on investment transactions	1.98		1.46	(7.05)	(8.17)	9.87	8.51		(2.78)

Total from investment operations	1.91		1.36	(7.19)	(8.34)	9.56	8.32		(2.97)

Less distributions from:
Net realized gain on investment transactions	—		—	—	(1.22)	(.82)	—		—
Redemption fees	—	***	— ***	— ***	.02	.03	.01		.01

Net asset value, end of period	$13.79		$11.88	$10.52	$17.71	$27.25	$18.48		$10.15

Total Return (%)	16.08[f]	**	12.93	(40.60)	(31.37)[e]	51.52[e]	82.07[e,f]	**	(22.58)[f]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125		117	140	277	352	72		27
Ratio of expenses before expense reductions (%)	1.21	*	1.21	1.21	1.36[g]	1.74 [h]	2.22	*	2.17
Ratio of expenses after expense reductions (%)	1.21	*	1.21	1.21	1.21[g]	1.55 [h]	1.75	*	1.75
Ratio of net investment income (loss) (%)	(1.03	)*	(1.00)	(.96)	(.76)	(1.10)	(1.42	)*	(1.38)
Portfolio turnover rate (%)	114	*	92	83	111	135	148	*	120

[a]	For the six months ended January 31, 2004 (Unaudited).

[b]	For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed its fiscal year end from August 31 to July 31.

[c]	For the year ended August 31.

[d]	Based on average shares outstanding during the period.

[e]	Total returns would have been lower had certain expenses not been reduced.

[f]	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

[g]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.35% and 1.20%, respectively.

[h]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.51%, respectively.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

24

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the “Fund”) is a diversified series of Scudder Securities Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

25

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $213,067,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($32,625,000), July 31, 2010 ($131,413,000) and July 31, 2011 ($49,029,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $35,246,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $90,718,699 and $100,770,858, respectively.

26

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund’s average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund’s average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.475%, 0.525%, 0.500%, 0.10%, 0.45% and 0.45% of average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the costs of expenses formerly covered by the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, organizational and offering expenses, extraordinary expenses, taxes, brokerage and interest).

For the six months ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2004
Class A	$51,392	$10,385
Class B	15,983	2,860
Class C	14,589	2,579
Class I	1,428	241
Class AARP	7,193	1,558
Class S	285,301	48,360

	$375,886	$65,983

27

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$22,602	$4,139
Class C	21,883	3,984

	$44,485	$8,123

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$25,966		$4,539.24%
Class B	6,630		1,267.22%
Class C	7,003		1,225.24%

	$39,599		$7,031

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2004, aggregated $364. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended January 31, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2004, the CDSC for Class B and C shares aggregated $10,041 and $35, respectively.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

28

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the six months ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $67 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	801,705	$10,262,894	1,539,935	$15,707,417
Class B	66,358	826,317	157,429	1,566,287
Class C	96,888	1,192,704	215,652	2,165,336
Class I	12,952	160,369	333,891	3,409,978
Class AARP	84,577	1,121,982	48,223	518,148
Class S	1,609,461	20,222,971	3,411,766	35,226,842

		$33,787,237		$58,594,008

Shares redeemed
Class A	(558,063)	$(7,055,581)	(1,913,972)	$(20,097,798)
Class B	(78,046)	(950,376)	(173,738)	(1,702,425)
Class C	(81,771)	(1,022,919)	(142,652)	(1,416,743)
Class I	(38,228)	(500,000)	(106,057)	(1,015,641)
Class AARP	(26,407)	(337,673)	(56,798)	(576,878)
Class S	(2,409,678)	(30,637,026)	(6,880,509)	(71,260,594)

		$(40,503,575)		$(96,070,079)

Redemption fees		$5,915		$10,091

Net increase (decrease)
Class A	243,642	$3,207,313	(374,037)	$(4,390,381)
Class B	(11,688)	(124,059)	(16,309)	(136,138)
Class C	15,117	169,785	73,000	748,593
Class I	(25,276)	(339,631)	227,834	2,394,337
Class AARP	58,170	785,288	(8,575)	(57,926)
Class S	(800,217)	(10,409,119)	(3,468,743)	(36,024,465)

		$(6,710,423)		$(37,465,980)

29

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SCNAX	SCNBX	SCNCX
CUSIP Number	811196-807	811196-872	811196-880
Fund Number	151	251	351

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S

Nasdaq Symbol	SXXIX	SCTGX

Fund Number	150	050

30

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor’s status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed “opt-out” form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:

AARP Investment Program, Attention: Correspondence,

P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:

Scudder Investments, Attention: Correspondence,

P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:

Scudder Investments, Attention: Correspondence - Chicago

P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

[GRAPHIC] [GRAPHIC]

31

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	[RESERVED]

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two International Place, Boston, MA 02110.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant’s Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.	EXHIBITS.

(a	)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b	)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder 21st Century Growth Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer

Date:	March 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder 21st Century Growth Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer

Date:	March 29, 2004

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	March 29, 2004

33

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number 811-2021

SCUDDER SECURITIES TRUST

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, MA 02110-4103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 295-2663

Salvatore Schiavone

Deutsche Investment Management Americas Inc.

Two International Place, Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end: 7/31

Date of reporting period: 7/31/03

ITEM 1.	REPORT TO STOCKHOLDERS

[GRAPHIC]

Scudder 21st Century

Growth Fund

Annual Report to Shareholders

July 31, 2003

Contents

Performance Summary

Portfolio Management Review

Portfolio Summary

Investment Portfolio

Financial Statements

Financial Highlights

Notes to Financial Statements

Report of Independent Auditors

Tax Information

Trustees and Officers

Investment Products

Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2003

Classes A, B, C and I

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder 21st Century Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	12.62%	-22.99%	-.78%	.80%
Class B(a)	11.67%	-23.60%	-1.53%	.04%
Class C(a)	11.66%	-23.58%	-1.52%	.05%
Russell 2000 Growth Index++	27.97%	-12.02%	-1.13%	.49%

Scudder 21st Century Growth Fund	1-Year	Life of Class***
Class I+	13.27%	-16.87%
Russell 2000 Growth Index++	27.97%	-2.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value

	Class A	Class B	Class C	Class I
Net Asset Value:
7/31/03	$11.78	$11.48	$11.49	$11.95
7/31/02	$10.46	$10.28	$10.29	$10.55

Class A Lipper Rankings* - Small-Cap Growth Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	404	of	465	87
3-Year	315	of	345	92

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper Inc.

4

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)

☐	Scudder 21st Century Growth Fund - Class A(c)

☐	Russell 2000 Growth Index++

[GRAPHIC]

Yearly periods ended July 31

Comparative Results* (Adjusted for Sales Charge)

Scudder 21st Century Growth Fund

		1-Year	3-Year	5-Year	Life of Class**	Life of Class***
Class A(c)	Growth of $10,000	$10,614	$4,304	$9,064	$9,955	—
	Average annual total return	6.14%	-24.50%	-1.95%	-.07%	—
Class B(c)	Growth of $10,000	$10,878	$4,375	$9,173	$10,030	—
	Average annual total return	8.78%	-24.08%	-1.71%	.04%	—
Class C(c)	Growth of $10,000	$11,065	$4,419	$9,171	$9,934	—
	Average annual total return	10.65%	-23.83%	-1.72%	-.10%	—
Class I+	Growth of $10,000	$11,327	—	—	—	$7,363
	Average annual total return	13.27%	—	—	—	-16.87%
Russell 2000 Growth Index++	Growth of $10,000	$12,797	$6,810	$9,446	$10,339	$9,508
	Average annual total return	27.97%	-12.02%	-1.13%	.49%	-2.98%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, C and I

*	Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

**	The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.

***	Class I shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.

[a]	Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

[c]	Returns shown for Class A, B and C shares for the periods prior to their inception date on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.

+	Class I shares are not subject to sales charges.

++	The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

5

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*

Scudder 21st Century Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class S	12.93%	-22.79%	-.52%	1.05%
Class AARP (a)	12.90%	-22.74%	-.49%	1.08%
Russell 2000 Growth Index+	27.97%	-12.02%	-1.13%	.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value

	Class AARP	Class S
Net Asset Value:
7/31/03	$11.90	$11.88
7/31/02	$10.54	$10.52

Class S Lipper Rankings* - Small-Cap Growth Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	401	of	465	87
3-Year	311	of	345	90
5-Year	172	of	243	71

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

6

Growth of an Assumed $10,000 Investment*

☐	Scudder 21st Century Growth Fund - Class S

☐	Russell 2000 Growth Index+

[GRAPHIC]

Yearly periods ended July 31

Comparative Results*

Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$11,293	$4,604	$9,741	$10,748
	Average annual total return	12.93%	-22.79%	-.52%	1.05%
Class AARP(a)	Growth of $10,000	$11,290	$4,611	$9,757	$10,766
	Average annual total return	12.90%	-22.74%	-.49%	1.08%
Russell 2000 Growth Index+	Growth of $10,000	$12,797	$6,810	$9,446	$10,339
	Average annual total return	27.97%	-12.02%	-1.13%	.49%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

*	Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.

[a]	Returns for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder 21st Century Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

+	The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the Fund’s most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

7

Portfolio Management Review

Scudder 21st Century Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder 21st Century Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Audrey M.T. Jones

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 2002.

•	Portfolio manager with a primary focus on the credit sensitive, communications services, energy, process industries and transportation sectors.

•	Over 30 years of investment industry experience.

•	BBA, Pace University, Lubin School of Business.

Doris R. Klug

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2000 and the fund in 2002.

•	Portfolio manager with a primary focus on the consumer and capital goods sectors.

•	Over 21 years of financial industry experience.

•	MBA, New York University, Stern School of Business.

Samuel A. Dedio

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1999 and the fund in 2002.

•	Portfolio manager for US small- and mid-cap equity and senior small cap analyst for technology.

•	Over 13 years of investment management experience.

•	MS, American University, Kogod School of Business.

8

In the following interview, Lead Portfolio Manager Audrey Jones and Co-Managers Samuel Dedio and Doris Klug discuss Scudder 21st Century Growth Fund’s strategy and the market environment during the 12-month period ended July 31, 2003. The team assumed management of the fund in November 2002.

Q: How did small-cap growth stocks perform during the reporting period?

A: The asset class delivered a strong gain for the full period, but this result masked a high level of volatility. Prior to the second calendar quarter, small-cap growth stocks were buffeted by fears of continued slow economic growth, investors’ desire to avoid riskier asset classes and the tension leading up to the war in Iraq. The picture grew much brighter in late March once it became clear that Saddam Hussein’s regime would be deposed. Investors poured cash back into the financial markets and into higher-risk assets in particular. Small-cap growth stocks were among the beneficiaries of the subsequent rally. In just the three months from April 30 through July 31, the Russell 2000 Growth Index soared 21.99%.

It is important to note, however, that the lowest-quality stocks produced the strongest performance. By “lowest- quality,” we refer to stocks of companies with negative earnings, poor fundamentals, limited business prospects and very small market capitalizations. (Market capitalization is share price times number of shares outstanding.) This disparity is illustrated by the returns within the Russell 2000 Growth Index in the year-to-date period ended July 31. The bottom third of stocks in the index, as ranked by market capitalization, returned 46%. In contrast, the middle third returned 34%, while the top third returned just 23%. This is an unusual dispersion of returns but one that is common in rapidly rising markets.

Q: How did the fund perform in relation to its benchmark and its peer group?

A: The total return of the fund for the 12 months ended July 31, 2003, was 12.62% (Class A shares unadjusted for sales charge). The fund underperformed the 27.97% return of its benchmark, the Russell 2000 Growth Index, and the 21.83% average return of the 465 funds in Lipper’s Small-Cap Growth Funds category1. (Please see pages 3 through 8 for performance of other share classes.)

[1]	The Lipper Small-Cap Growth Funds Category is a group of mutual funds that primarily invest in small-cap stocks with greater-than-average growth orientation compared with the overall market. It is not possible to invest directly in an index or category.

9

Q: What factors caused the fund to underperform?

A: The fund’s poor relative return was the result of several factors. First, we hold a higher-quality bias, focusing on companies with strong fundamentals. This approach didn’t work in the casino-like environment of the past four months. Second, a portion of the underperformance was generated by stocks that were held in the portfolio when we assumed management duties in late November 2002. For example, Too, Inc. had the largest negative impact on performance. We continue to shape the portfolio so it conforms with our investment style. However, this process takes time in the small-cap area, where low trading volumes make it harder for institutional investors to make quick moves into and out of positions. Third, performance was hurt by our poor stock selection within the health care sector. Here, our stock picks underperformed the health care stocks within the Russell 2000 Growth Index by a wide margin. This accounted for about half of the gap between the fund’s return and the return of the benchmark. Individual health care stocks that hurt performance included Province Healthcare, Endocare and Charles River Labs. We inherited all of these stocks when we began managing the fund and have since eliminated them from the portfolio. Our holdings in the financial and consumer discretionary sectors also detracted from relative performance.

We are disappointed in the fund’s performance. However, we believe our investment style will prove effective when viewed over a long-term period, since we strive to hold the stocks we buy for 12 to 24 months. We therefore ask shareholders to judge our performance based on the longer-term results that we deliver in the years ahead.

Q: What were some of the fund’s successes?

A: On a sector basis, stock selection within the transportation and consumer staples sectors helped. We also had a number of winners among individual holdings. For example, Foundry Networks, Inc., which we added to the portfolio in January, was a top performer for the fund. The company, which makes switches that help improve the efficiency of corporate computer networks, has been taking market share from its competitors and has benefitted from increased sales to the US government. These positive developments were reflected in the strong performance of its stock price through the first half of 2003. Another winner for the fund was Genta, Inc. Its stock performed well, as investors reacted to positive data on its cancer drug, which is in the third and final phase of trials with the Food and Drug Administration. We also generated gains from a position in JetBlue Airways Corp., a start-up airline that has been gaining market share, adding new routes and increasing volume on existing routes, and benefiting from its low-cost structure.

Q: How would you describe your investment process?

A: We employ a “bottom-up” approach. In other words, we focus on individual company research and seek to build the portfolio one stock at a time. We start by using a “screen” to identify the most attractive stocks within the Russell 2000 Growth Index. This screen is our tool for weeding out stocks that do not fit our criteria regarding growth characteristics, earnings quality and valuation. The next step is to conduct a rigorous analysis of the stocks that survive the screen. Our investment team is made up of analysts that cover individual sectors and report their findings back to the team as a whole. This structure enables us to accomplish two goals. First, it allows us to uncover critical information, develop contacts within industries and meet frequently with company management teams. Second, it helps us make better decisions as to how we will allocate the fund’s assets among the various industry sectors. We have found that this research-intensive approach works well for managing a fund that invests in mid- to small-cap companies.

10

Every time we purchase a stock, we set a price target. We generally stick to these targets, selling the fund’s position in a company when its target is reached. Before we sell, however, we always conduct a fresh analysis of the stock to see if a fundamental change warrants an increase of our target. This helps prevent us from exiting winning positions too soon.

Q: How is the fund positioned at present?

A: Since assuming the management duties of the fund, we have rebalanced the portfolio to better suit our management style. We have reduced or eliminated positions we viewed as being the riskiest and have added new positions in stocks that fit our criteria. Having made significant progress on this front, we are approaching the point where we will have completed the process of rebalancing. The lengthy duration of this process is due to the less liquid nature of the small-cap sector.

We continue to find opportunities in technology, health care and financials. We are underweight compared with the index in health care, holding 19% of assets in the sector vs. 22% for the benchmark. However, our research is uncovering a wealth of attractive investments in this area. Demographic trends (specifically, the aging population) support top-line revenue growth in health care. At the same time, cost-cutting has helped boost bottom-line earnings for many companies. The fund’s weighting in technology, 23% of assets, is slightly overweight to the benchmark. Here, we continue to find stocks that we believe will generate strong improvement in their operating results over 12 to 24 months. We are overweight in financials, where we are focused on asset managers and brokers while remaining underweight on thrifts and savings and loans.

At the close of the period, we held 57 individual positions in the fund. This compares with 77 stocks when we began managing the fund in November 2002. We prefer to hold larger positions in stocks in which we have a high degree of conviction.

The average market capitalization of the stocks we hold in the fund is roughly $1 billion. In comparison, the average market cap of the benchmark is about $700 million. This disparity is the aggregate result of our individual stock picks, not a broad strategic decision.

Q: Are you still finding attractive investments in small-cap growth stocks even after the recent rally?

A: Yes. Although the asset class has rallied significantly from its pre-war lows, we continue to find opportunities in individual stocks. A wealth of small-cap companies continue to exhibit strong growth characteristics, yet the asset class, as a whole, is inexpensive in relation both to its long-term average and to large-cap stocks. In addition, we believe small-cap growth is attractive in relation to small-cap value when the earnings results in the growth area are taken into account. Finally, we continue to find opportunities in the more fundamentally sound companies in the asset class following their underperformance vs. their lower-quality counterparts. We continue to emphasize fundamental research as a means to identify and take advantage of these disparities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

11

Portfolio Summary July 31, 2003

Asset Allocation	7/31/03	7/31/02
Common Stocks	99%	98%
Cash Equivalents	1%	2%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	7/31/03	7/31/02
Information Technology	30%	24%
Health Care	19%	29%
Financials	16%	7%
Industrials	13%	12%
Consumer Discretionary	11%	20%
Energy	6%	7%
Consumer Staples	4%	1%
Materials	1%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2003 (25.0% of Portfolio)

1. CoStar Group, Inc.	3.0%
Provider of building plan information

2. Vishay Intertechnology, Inc.	2.9%
Manufacturer of electronic components

3. Genta, Inc.	2.5%
Producer of pharmaceuticals

4. SkyWest, Inc.	2.5%
Provider of regional airline services

5. Jefferies Group, Inc.	2.5%
Provider of investment banking

6. SurModics, Inc.	2.4%
Provider of surface modification solutions of medical devices

7. Triad Guaranty, Inc.	2.3%
Provider of private mortgage insurance

8. Corinthian Colleges, Inc.	2.3%
Provider of higher education

9. Exar Corp.	2.3%
Designer and marketer of analog and mixed-signal integrated circuits

10. RF Micro Devices, Inc.	2.3%
Manufacturer of wireless communications circuits

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 18. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

12

Investment Portfolio as of July 31, 2003

	Shares	Value ($)
Common Stocks 98.5%
Consumer Discretionary 11.4%
Auto Components 2.0%
Keystone Automotive Industries, Inc.*	153,900	2,993,355

Hotel Restaurants & Leisure 5.0%
RARE Hospitality International, Inc.*	43,200	1,508,155
Shuffle Master, Inc.*	108,500	3,175,795
The Cheesecake Factory, Inc.*	92,700	3,054,465

		7,738,415

Specialty Retail 2.9%
Hancock Fabrics, Inc.	149,700	2,694,600
Tractor Supply Co.*	30,800	1,706,012

		4,400,612

Textiles, Apparel & Luxury Goods 1.5%
Gildan Activewear, Inc.“A”*	78,700	2,282,300

Consumer Staples 3.7%
Food & Drug Retailing
Performance Food Group Co.*	59,300	2,240,354
United Natural Foods, Inc.*	110,200	3,368,814

		5,609,168

Energy 5.5%
Energy Equipment & Services 3.2%
FMC Technologies, Inc.*	103,400	2,322,364
Unit Corp.*	132,900	2,600,853

		4,923,217

Oil & Gas 2.3%
Western Gas Resources, Inc.	47,300	1,794,562
Westport Resources Corp.*	83,800	1,738,850

		3,533,412

Financials 15.5%
Banks 7.7%
First Niagara Financial Group	109,976	1,803,606
Investors Financial Services Corp.	97,300	3,100,951
Jefferies Group, Inc.	63,800	3,787,806
Texas Regional Bancshares, Inc.“A”	96,170	3,171,687

		11,864,050

Diversified Financials 3.7%
Affiliated Managers Group, Inc.*	51,500	3,369,130
Labranche & Co., Inc.	135,500	2,361,765

		5,730,895

Insurance 4.1%
Platinum Underwriters Holdings Ltd.	53,600	1,449,880
Scottish Annuity & Life Holdings, Ltd.	56,900	1,300,165
Triad Guaranty, Inc.*	76,800	3,532,800

		6,282,845

Health Care 18.8%
Biotechnology 4.6%
Celgene Corp.*	85,800	3,141,138
Genta, Inc.*	294,600	3,897,558

		7,038,696

Health Care Equipment & Supplies 7.4%
Cytyc Corp.*	186,000	2,198,520
Edwards Lifesciences Corp.*	95,000	2,682,800
Integra LifeSciences Holdings Corp.*	110,900	2,773,609
SurModics, Inc.*	97,000	3,641,380

		11,296,309

Health Care Providers & Services 1.8%
Apria Healthcare Group, Inc.*	105,200	2,730,992
Pharmaceuticals 5.0%
Connetics Corp.*	99,400	1,805,104
NPS Pharmaceuticals, Inc.*	134,500	3,433,785
SICOR, Inc.*	128,900	2,513,550

		7,752,439

13

Industrials 12.8%
Airlines 3.0%
JetBlue Airways Corp.*	16,450	749,462
SkyWest, Inc.	207,200	3,872,568

		4,622,030

Commercial Services & Supplies 6.3%
ABM Industries, Inc.	90,400	1,466,288
Corinthian Colleges, Inc.*	64,600	3,527,806
CoStar Group, Inc.*	151,800	4,607,130

		9,601,224

Construction & Engineering 1.3%
Insituform Technologies, Inc.“A”*	115,300	1,933,581

Road & Rail 2.2%
Heartland Express, Inc.	135,526	3,442,360

Information Technology 29.3%
Communications Equipment 7.0%
Adaptec, Inc.*	412,000	2,789,240
Foundry Networks, Inc.*	131,400	2,370,456
Harris Corp.	93,000	3,010,410
NetScreen Technologies, Inc.*	120,700	2,610,741

		10,780,847

Computers & Peripherals 1.7%
Dot Hill Systems Corp.*	143,700	2,477,388
NETGEAR, Inc.*	4,400	77,752

		2,555,140

Electronic Equipment & Instruments 5.0%
Identix, Inc.*	457,861	3,255,392
Vishay Intertechnology, Inc.*	328,700	4,371,710

		7,627,102

Internet Software & Services 0.9%
Interwoven, Inc.*	546,300	1,436,769

Semiconductor Equipment & Products 10.0%
ATMI, Inc.*	120,700	3,110,439
Exar Corp.*	246,000	3,517,800
RF Micro Devices, Inc.*	471,100	3,462,586
Semtech Corp.*	151,000	2,491,500
Varian Semiconductor Equipment Associates, Inc.*	86,000	2,859,500

		15,441,825

Software 4.7%
iPass, Inc.*	124,000	2,256,800
NetIQ Corp.*	314,000	3,413,180
Take-Two Interactive Software, Inc.*	57,000	1,516,200

		7,186,180

Materials 1.5%
Containers & Packaging
Packaging Corp. of America*	118,700	2,243,430

Total Common Stocks (Cost $130,002,215)		151,047,193

Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $2,270,496)	2,270,496	2,270,496

Total Investment Portfolio - 100.0% (Cost $132,272,711) (a)		153,317,689

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $132,334,754. At July 31, 2003, net unrealized appreciation for all securities based on tax cost was $20,982,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,844,631 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,861,696.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

14

Financial Statements

Statement of Assets and Liabilities as of July 31, 2003

Assets
Investments:
Investments in securities, at value (cost $130,002,215)	$151,047,193
Investment in Scudder Cash Management QP Trust (cost $2,270,496)	2,270,496
Total investments in securities, at value (cost $132,272,711)	153,317,689
Receivable for investments sold	1,064,544
Dividends receivable	29,908
Receivable for Fund shares sold	229,855

Total assets	154,641,996

Liabilities
Payable for investments purchased	1,588,396
Payable for Fund shares redeemed	79,590
Accrued management fee	98,585
Other accrued expenses and payables	70,928

Total liabilities	1,837,499

Net assets, at value	$152,804,497

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	$21,044,978
Accumulated net realized gain (loss)	(248,375,303)
Paid-in capital	380,134,822

Net assets, at value	$152,804,497

The accompanying notes are an integral part of the financial statements.

15

Statement of Assets and Liabilities as of July 31, 2003 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($19,179,009 / 1,627,963 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.78
Maximum offering price per share (100 / 94.25 of $11.78)	$12.50
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,665,225 / 493,412 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.48
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($5,290,766 / 460,370 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.49
Maximum offering price per share (100 / 99.00 of $11.49)	$11.61
Class I
Net Asset Value, offering and redemption price per share ($2,744,930 / 229,763 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.95
Class AARP
Net Asset Value, offering and redemption price (a) per share ($2,726,170 / 229,076 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.90
Class S
Net Asset Value, offering and redemption price (a) per share ($117,198,397 / 9,863,827 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.88

(a)	Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

16

Statement of Operations for the year ended July 31, 2003

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,455)	$243,336
Interest - Scudder Cash Management QP Trust	84,417

Total Income	327,753

Expenses:
Management fee	1,161,021
Administrative fee	703,434
Distribution service fees	138,056
Trustees’ fees and expenses	6,404
Other	5,068
Total expenses, before expense reductions	2,013,983
Expense reductions	(1,119)

Total expenses, after expense reductions	2,012,864

Net investment income (loss)	(1,685,111)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(46,296,786)
Net unrealized appreciation (depreciation) during the period on investments	65,234,012

Net gain (loss) on investment transactions	18,937,226

Net increase (decrease) in net assets resulting from operations	$17,252,115

The accompanying notes are an integral part of the financial statements.

17

Statement of Changes in Net Assets

	Years Ended July 31,
	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,685,111)	$(2,713,169)
Net realized gain (loss) on investment transactions	(46,296,786)	(57,584,131)
Net unrealized appreciation (depreciation) on investment transactions during the period	65,234,012	(66,314,848)
Net increase (decrease) in net assets resulting from operations	17,252,115	(126,612,148)
Fund share transactions:
Proceeds from shares sold	58,594,008	113,319,140
Cost of shares redeemed	(96,070,079)	(132,244,355)
Redemption fees	10,091	27,104
Net increase (decrease) in net assets from Fund share transactions	(37,465,980)	(18,898,111)
Increase (decrease) in net assets	(20,213,865)	(145,510,259)
Net assets at beginning of period	173,018,362	318,528,621

Net assets at end of period	$152,804,497	$173,018,362

The accompanying notes are an integral part of the financial statements.

18

Financial Highlights

Class A

Years Ended July 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$10.46	$17.65	$27.24	$29.07

Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.18)	(.20)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.45	(7.01)	(8.19)	(1.77)

Total from investment operations	1.32	(7.19)	(8.39)	(1.83)

Less distributions from:
Net realized gains on investment transactions	—	—	(1.22)	—
Redemption fees	— ***	— ***	.02	—

Net asset value, end of period	$11.78	$10.46	$17.65	$27.24

Total Return (%)[c]	12.62	(40.74)	(31.54)[d]	(6.30	)[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	21	25	2
Ratio of expenses before expense reductions (%)	1.47	1.45	1.51 [e]	2.10	*
Ratio of expenses after expense reductions (%)	1.47	1.45	1.46 [e]	1.45	*
Ratio of net investment income (loss) (%)	(1.26)	(1.20)	(.99)	(.26	)**
Portfolio turnover rate (%)	92	83	111	135

[a]	For the period from May 1, 2000 (commencement of sales of Class A shares) to July 31, 2000.

[b]	Based on average shares outstanding during the period.

[c]	Total returns do not reflect the effect of any sales charges.

[d]	Total returns would have been lower had certain expenses not been reduced.

[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.46%, respectively.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

19

Class B

Years Ended July 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$10.28	$17.48	$27.19	$29.07

Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.29)	(.36)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.40	(6.91)	(8.15)	(1.76)

Total from investment operations	1.20	(7.20)	(8.51)	(1.88)

Less distributions from:
Net realized gains on investment transactions	—	—	(1.22)	—
Redemption fees	— ***	— ***	.02	—

Net asset value, end of period	$11.48	$10.28	$17.48	$27.19

Total Return (%)[c]	11.67	(41.19)	(32.09)[d]	(6.47	)[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	6	.69
Ratio of expenses before expense reductions (%)	2.27	2.26	2.39 [e]	3.19	*
Ratio of expenses after expense reductions (%)	2.27	2.26	2.25 [e]	2.20	*
Ratio of net investment income (loss) (%)	(2.06)	(2.01)	(1.79)	(.45	)**
Portfolio turnover rate (%)	92	83	111	135

[a]	For the period from May 1, 2000 (commencement of sales of Class B shares) to July 31, 2000.

[b]	Based on average shares outstanding during the period.

[c]	Total returns do not reflect the effect of any sales charges.

[d]	Total returns would have been lower had certain expenses not been reduced.

[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.35% and 2.25%, respectively.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

20

Class C

Years Ended July 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$10.29	$17.48	$27.19	$29.07

Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.29)	(.34)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.40	(6.90)	(8.17)	(1.76)

Total from investment operations	1.20	(7.19)	(8.51)	(1.88)

Less distributions from:
Net realized gains on investment transactions	—	—	(1.22)	—
Redemption fees	— ***	— ***	.02	—

Net asset value, end of period	$11.49	$10.29	$17.48	$27.19

Total Return (%)[c]	11.66	(41.13)	(32.09)[d]	(6.47	)[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	6	.34
Ratio of expenses before expense reductions (%)	2.24	2.24	2.40 [e]	3.66	*
Ratio of expenses after expense reductions (%)	2.24	2.24	2.25 [e]	2.20	*
Ratio of net investment income (loss) (%)	(2.03)	(1.99)	(1.78)	(.45	)**
Portfolio turnover rate (%)	92	83	111	135

[a]	For the period from May 1, 2000 (commencement of sales of Class C shares) to July 31, 2000.

[b]	Based on average shares outstanding during the period.

[c]	Total returns do not reflect the effect of any sales charges.

[d]	Total returns would have been lower had certain expenses not been reduced.

[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.36% and 2.24%, respectively.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

21

Class I

	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.55	$16.23

Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.47	(5.64)
Total from investment operations	1.40	(5.68)
Redemption fees	— ***	—	***

Net asset value, end of period	$11.95	$10.55

Total Return (%)	13.27	(35.00	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	.02
Ratio of expenses (%)	.86	.86	*
Ratio of net investment income (loss) (%)	(.65)	(.65	)*
Portfolio turnover rate (%)	92	83

[a]	For the period from December 3, 2001 (commencement of sales of Class I shares) to July 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

22

Class AARP

Years Ended July 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$10.54	$17.72	$28.93

Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.46	(7.04)	(9.89)

Total from investment operations	1.36	(7.18)	(10.01)

Less distributions from:
Net realized gain on investment transactions	—	—	(1.22)
Redemption fees	— ***	— ***	.02

Net asset value, end of period	$11.90	$10.54	$17.72

Total Return (%)	12.90	(40.52)	(35.32	)[c]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	5
Ratio of expenses (%)	1.21	1.21	1.19	*
Ratio of net investment income (loss) (%)	(1.00)	(.96)	(.75	)*
Portfolio turnover rate (%)	92	83	111

[a]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

23

Class S

Years Ended July 31,	2003	2002	2001	2000	1999[a]		1998[b]
Selected Per Share Data
Net asset value, beginning of period	$10.52	$17.71	$27.25	$18.48	$10.15		$13.11

Income (loss) from investment operations:
Net investment income (loss)[c]	(.10)	(.14)	(.17)	(.31)	(.19)		(.19)
Net realized and unrealized gain (loss) on investment transactions	1.46	(7.05)	(8.17)	9.87	8.51		(2.78)

Total from investment operations	1.36	(7.19)	(8.34)	9.56	8.32		(2.97)

Less distributions from:
Net realized gain on investment transactions	—	—	(1.22)	(.82)	—		—
Redemption fees	— ***	— ***	.02	.03	.01		.01

Net asset value, end of period	$11.88	$10.52	$17.71	$27.25	$18.48		$10.15

Total Return (%)	12.93	(40.60)	(31.37)[d]	51.52[d]	82.07[d,e]	**	(22.58)[e]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	140	277	352	72		27
Ratio of expenses before expense reductions (%)	1.21	1.21	1.36[f]	1.74[g]	2.22	*	2.17
Ratio of expenses after expense reductions (%)	1.21	1.21	1.21[f]	1.55[g]	1.75	*	1.75
Ratio of net investment income (loss) (%)	(1.00)	(.96)	(.76)	(1.10)	(1.42	)*	(1.38)
Portfolio turnover rate (%)	92	83	111	135	148	*	120

[a]	For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed its fiscal year end from August 31 to July 31.

[b]	For the year ended August 31.

[c]	Based on average shares outstanding during the period.

[d]	Total returns would have been lower had certain expenses not been reduced.

[e]	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.35% and 1.20%, respectively.

[g]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.51%, respectively.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

24

Notes to Financial Statements

A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the “Fund”) is a diversified series of Scudder Securities Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

25

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $213,067,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($32,625,000), July 31, 2010 ($131,413,000) and July 31, 2011 ($49,029,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $35,246,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2003 the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(213,067,000)
Unrealized appreciation (depreciation) on investments	$20,982,935

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $138,797,433 and $178,148,654, respectively.

26

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund’s average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets.

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.475%, 0.525%, 0.500%, 0.10%, 0.45% and 0.45% of average daily net assets for Class A, B, C, I, AARP, and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2003
Class A	$96,006	$8,716
Class B	26,049	2,572
Class C	20,905	2,123
Class I	1,156	193
Class AARP	10,465	982
Class S	548,853	42,261

	$703,434	$56,847

27

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2003
Class B	$37,213	$3,762
Class C	31,358	3,370

	$68,571	$7,132

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2003	Effective Rate
Class A	$48,076		$4,417.24%
Class B	11,588		965.23%
Class C	9,821		988.23%

	$69,485		$6,370

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the year ended July 31, 2003, aggregated $3,361 and $28, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2003, the CDSC for Class B and C shares aggregated $15,587 and $98, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2003, SDI received no deferred sales charge.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

28

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,119 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,539,935	$15,707,417	2,075,260	$31,910,945
Class B	157,429	1,566,287	301,537	4,569,821
Class C	215,652	2,165,336	263,570	3,955,583
Class I	333,891	3,409,978	4,149 **	59,588 **
Class AARP	48,223	518,148	77,821	1,121,474
Class S	3,411,766	35,226,842	4,735,980	71,701,729

		$58,594,008		$113,319,140

Shares redeemed
Class A	(1,913,972)	$(20,097,798)	(1,484,589)	$(21,954,995)
Class B	(173,738)	(1,702,425)	(157,538)	(2,146,865)
Class C	(142,652)	(1,416,743)	(191,238)	(2,711,053)
Class I	(106,057)	(1,015,641)	(2,220)**	(29,929)**
Class AARP	(56,798)	(576,878)	(112,742)	(1,563,377)
Class S	(6,880,509)	(71,260,594)	(7,040,264)	(103,838,136)

		$(96,070,079)		$(132,244,355)

Redemption Fees
Class AARP	—	$804	—	$3,489
Class S	—	9,287	—	23,615

		$10,091		$27,104

Net increase (decrease)
Class A	(374,037)	$(4,390,381)	590,671	$9,955,950
Class B	(16,309)	(136,138)	143,999	2,422,956
Class C	73,000	748,593	72,332	1,244,530
Class I	227,834	2,394,337	1,929 **	29,659 **
Class AARP	(8,575)	(57,926)	(34,921)	(438,414)
Class S	(3,468,743)	(36,024,465)	(2,304,284)	(32,112,792)

		$(37,465,980)		$(18,898,111)

**	For the period from December 3, 2001 (commencement of sales of Class I shares) to July 31, 2002.

29

Report of Independent Auditors

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder 21st Century Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder 21st Century Growth Fund (the “Fund”) at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 25, 2003	PricewaterhouseCoopers LLP

30

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2003. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	47

Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	47

Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	47

Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	47

Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	47

Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee	47

Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	47

31

Interested Trustees and Officers2

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	200

Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

John Millette (40) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

James E. Fenger (44) Vice President, 1998-present	Managing Director, Deutsche Asset Management	n/a

Audrey M.T. Jones (58) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a

Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

[3]	Address: One South Street, Baltimore, Maryland

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

32

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

33

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)

Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market

A large number of money market funds are available through Scudder Investments.

34

Retirement Programs and Education Accounts

Retirement Programs

Traditional IRA

Roth IRA

SEP-IRA

Inherited IRA

Keogh Plan

401(k), 403(b) Plans

Variable Annuities

Education Accounts

Coverdell Education Savings Account

UGMA/UTMA

IRA for Minors

Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund’s objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

35

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.

Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SCNAX	SCNBX	SCNCX
CUSIP Number	811196-807	811196-872	811196-880
Fund Number	151	251	351

	AARP Investment Program Shareholders	Scudder Class S Shareholders

Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class AARP	Class S

Nasdaq Symbol	SXXIX	SCTGX

Fund Number	150	050

36

Notes

[GRAPHIC] [GRAPHIC]

ITEM 2.	CODE OF ETHICS.

Scudder Funds

Scudder/DeAM Funds

Principal Executive and Principal Financial Officer Code of Ethics

For the Registered Management Investment Companies

Listed on Appendix A

Effective Date

[July 15, 2003]

37

38

I.	Overview

This Principal Executive Officer and Principal Financial Officer Code of Ethics (“Officer Code”) sets forth the policies, practices, and values expected to be exhibited in the conduct of the Principal Executive Officers and Principal Financial Officers of the investment companies (“Funds”) they serve (“Covered Officers”). A list of Covered Officers and Funds is included on Appendix A.

The Boards of the Funds listed on Appendix A have elected to implement the Officer Code, pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 and the SEC’s rules thereunder, to promote and demonstrate honest and ethical conduct in their Covered Officers.

Deutsche Asset Management, Inc. or its affiliates (“DeAM”) serves as the investment adviser to each Fund. All Covered Officers are also employees of DeAM or an affiliate. Thus, in addition to adhering to the Officer Code, these individuals must comply with DeAM policies and procedures, such as the DeAM Code of Ethics governing personal trading activities, as adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940.1 In addition, such individuals also must comply with other applicable Fund policies and procedures.

The DeAM Compliance Officer, who shall not be a Covered Officer and who shall serve as such subject to the approval of the Fund’s Board (or committee thereof), is primarily responsible for implementing and enforcing this Code. The Compliance Officer has the authority to interpret this Officer Code and its applicability to particular circumstances. Any questions about the Officer Code should be directed to the DeAM Compliance Officer.

The DeAM Compliance Officer and his or her contact information can be found in Appendix A.

II.	Purposes of the Officer Code

The purposes of the Officer Code are to deter wrongdoing and to:

•	promote honest and ethical conduct among Covered Officers, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	promote full, fair, accurate, timely and understandable disclosures in reports and documents that the Funds file with or submit to the SEC (and in other public communications from the Funds) and that are within the Covered Officer’s responsibilities;

•	promote compliance with applicable laws, rules and regulations;

•	encourage the prompt internal reporting of violations of the Officer Code to the DeAM Compliance Officer; and

•	establish accountability for adherence to the Officer Code.

Any questions about the Officer Code should be referred to DeAM’s Compliance Officer.

[1]	The obligations imposed by the Officer Code are separate from, and in addition to, any obligations imposed under codes of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, and any other code of conduct applicable to Covered Officers in whatever capacity they serve. The Officer Code does not incorporate any of those other codes and, accordingly, violations of those codes will not necessarily be considered violations of the Officer Code and waivers granted under those codes would not necessarily require a waiver to be granted under this Code. Sanctions imposed under those codes may be considered in determining appropriate sanctions for any violation of this Code.

39

III.	Responsibilities of Covered Officers

A.	Honest and Ethical Conduct

It is the duty of every Covered Officer to encourage and demonstrate honest and ethical conduct, as well as adhere to and require adherence to the Officer Code and any other applicable policies and procedures designed to promote this behavior. Covered Officers must at all times conduct themselves with integrity and distinction, putting first the interests of the Fund(s) they serve. Covered Officers must be honest and candid while maintaining confidentiality of information where required by law, DeAM policy or Fund policy.

Covered Officers also must, at all times, act in good faith, responsibly and with due care, competence and diligence, without misrepresenting or being misleading about material facts or allowing their independent judgment to be subordinated. Covered Officers also should maintain skills appropriate and necessary for the performance of their duties for the Fund(s). Covered Officers also must responsibly use and control all Fund assets and resources entrusted to them.

Covered Officers may not retaliate against others for, or otherwise discourage the reporting of, actual or apparent violations of the Officer Code or applicable laws or regulations. Covered Officers should create an environment that encourages the exchange of information, including concerns of the type that this Code is designed to address.

B.	Conflicts of Interest

A “conflict of interest” occurs when a Covered Officer’s personal interests interfere with the interests of the Fund for which he or she serves as an officer. Covered Officers may not improperly use their position with a Fund for personal or private gain to themselves, their family, or any other person. Similarly, Covered Officers may not use their personal influence or personal relationships to influence decisions or other Fund business or operational matters where they would benefit personally at the Fund’s expense or to the Fund’s detriment. Covered Officers may not cause the Fund to take action, or refrain from taking action, for their personal benefit at the Fund’s expense or to the Fund’s detriment. Some examples of conflicts of interest follow (this is not an all-inclusive list): being in the position of supervising, reviewing or having any influence on the job evaluation, pay or benefit of any immediate family member who is an employee of a Fund service provider or is otherwise associated with the Fund; or having an ownership interest in, or having any consulting or employment relationship with, any Fund service provider other than DeAM or its affiliates.

Certain conflicts of interest covered by this Code arise out of the relationships between Covered Officers and the Fund that already are subject to conflict of interest provisions in the Investment Company Act and the Investment Advisers Act. For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Covered Officers must comply with applicable laws and regulations. Therefore, any violations of existing statutory and regulatory prohibitions on individual behavior could be considered a violation of this Code.

As to conflicts arising from, or as a result of the advisory relationship (or any other relationships) between the Fund and DeAM, of which the Covered Officers are also officers or employees, it is recognized by the Board that, subject to DeAM’s fiduciary duties to the Fund, the Covered Officers will in the normal course of their duties (whether formally for the Fund or for DeAM, or for both) be involved in establishing policies and implementing decisions which will have different effects on

40

DeAM and the Fund. The Board recognizes that the participation of the Covered Officers in such activities is inherent in the contract relationship between the Fund and DeAM, and is consistent with the expectation of the Board of the performance by the Covered Officers of their duties as officers of the Fund.

Covered Officers should avoid actual conflicts of interest, and appearances of conflicts of interest, between the Covered Officer’s duties to the Fund and his or her personal interests beyond those contemplated or anticipated by applicable regulatory schemes. If a Covered Officer suspects or knows of a conflict or an appearance of one, the Covered Officer must immediately report the matter to the DeAM Compliance Officer. If a Covered Officer, in lieu of reporting such a matter to the DeAM Compliance Officer, may report the matter directly to the Fund’s Board (or committee thereof), as appropriate (e.g., if the conflict involves the DeAM Compliance Officer or the Covered Officer reasonably believes it would be futile to report the matter to the DeAM Compliance Officer).

When actual, apparent or suspected conflicts of interest arise in connection with a Covered Officer, DeAM personnel aware of the matter should promptly contact the DeAM Compliance Officer. There will be no reprisal or retaliation against the person reporting the matter.

Upon receipt of a report of a possible conflict, the DeAM Compliance Officer will take steps to determine whether a conflict exists. In so doing, the DeAM Compliance Officer may take any actions he or she determines to be appropriate in his or her sole discretion and may use all reasonable resources, including retaining or engaging legal counsel, accounting firms or other consultants, subject to applicable law. 2 The costs associated with such actions may be borne by the Fund, if appropriate, after consultation with the Fund’s Board (or committee thereof). Otherwise, such costs will be borne by DeAM or other appropriate Fund service provider.

After full review of a report of a possible conflict of interest, the DeAM Compliance Officer may determine that no conflict or reasonable appearance of a conflict exists. If, however, the DeAM Compliance Officer determines that an actual conflict exists, the Compliance Officer will resolve the conflict solely in the interests of the Fund, and will report the conflict and its resolution to the Fund’s Board (or committee thereof). If the DeAM Compliance Officer determines that the appearance of a conflict exists, the DeAM Compliance Officer will take appropriate steps to remedy such appearance. In lieu of determining whether a conflict exists and/or resolving a conflict, the DeAM Compliance Officer instead may refer the matter to the Fund’s Board (or committee thereof), as appropriate. However, the DeAM Compliance Officer must refer the matter to the Fund’s Board (or committee thereof) if the DeAM Compliance Officer is directly involved in the conflict or under similar appropriate circumstances.

After responding to a report of a possible conflict of interest, the DeAM Compliance Officer will discuss the matter with the person reporting it (and with the Covered Officer at issue, if different) for purposes of educating those involved on conflicts of interests (including how to detect and avoid them, if appropriate).

Appropriate resolution of conflicts may restrict the personal activities of the Covered Officer and/or his family, friends or other persons.

Solely because a conflict is disclosed to the DeAM Compliance Officer (and/or the Board or Committee thereof) and/or resolved by the DeAM Compliance Officer does not mean that the conflict or its resolution constitutes a waiver from the Code’s requirements.

[2]	For example, retaining a Fund’s independent accounting firm may require pre-approval by the Fund’s audit committee.

41

Any questions about conflicts of interests, including whether a particular situation might be a conflict or an appearance of one, should be directed to the DeAM Compliance Officer.

C.	Use of Personal Fund Shareholder Information

A Covered Officer may not use or disclose personal information about Fund shareholders, except in the performance of his or her duties for the Fund. Each Covered Officer also must abide by the Funds’ and DeAM’s privacy policies under SEC Regulation S-P.

D.	Public Communications

In connection with his or her responsibilities for or involvement with a Fund’s public communications and disclosure documents (e.g., shareholder reports, registration statements, press releases), each Covered Officer must provide information to Fund service providers (within the DeAM organization or otherwise) and to the Fund’s Board (and any committees thereof), independent auditors, government regulators and self-regulatory organizations that is fair, accurate, complete, objective, relevant, timely and understandable.

Further, within the scope of their duties, Covered Officers having direct or supervisory authority over Fund disclosure documents or other public Fund communications will, to the extent appropriate within their area of responsibility, endeavor to ensure full, fair, timely, accurate and understandable disclosure in Fund disclosure documents. Such Covered Officers will oversee, or appoint others to oversee, processes for the timely and accurate creation and review of all public reports and regulatory filings. Within the scope of his or her responsibilities as a Covered Officer, each Covered Officer also will familiarize himself or herself with the disclosure requirements applicable to the Fund, as well as the business and financial operations of the Fund. Each Covered Officer also will adhere to, and will promote adherence to, applicable disclosure controls, processes and procedures, including DeAM’s Disclosure Controls and Procedures, which govern the process by which Fund disclosure documents are created and reviewed.

To the extent that Covered Officers participate in the creation of a Fund’s books or records, they must do so in a way that promotes the accuracy, fairness and timeliness of those records.

E.	Compliance with Applicable Laws, Rules and Regulations

In connection with his or her duties and within the scope of his or her responsibilities as a Covered Officer, each Covered Officer must comply with governmental laws, rules and regulations, accounting standards, and Fund policies/procedures that apply to his or her role, responsibilities and duties with respect to the Funds (“Applicable Laws”). These requirements do not impose on Covered Officers any additional substantive duties. Additionally, Covered Officers should promote compliance with Applicable Laws.

If a Covered Officer knows of any material violations of Applicable Laws or suspects that such a violation may have occurred, the Covered Officer is expected to promptly report the matter to the DeAM Compliance Officer.

42

IV.	Violation Reporting

A.	Overview

Each Covered Officer must promptly report to the DeAM Compliance Officer, and promote the reporting of, any known or suspected violations of the Officer Code. Failure to report a violation may be a violation of the Officer Code.

Examples of violations of the Officer Code include, but are not limited to, the following:

•	Unethical or dishonest behavior

•	Obvious lack of adherence to policies surrounding review and approval of public communications and regulatory filings

•	Failure to report violations of the Officer Code

•	Known or obvious deviations from Applicable Laws

•	Failure to acknowledge and certify adherence to the Officer Code

The DeAM Compliance Officer has the authority to take any and all action he or she considers appropriate in his or her sole discretion to investigate known or suspected Code violations, including consulting with the Fund’s Board, the independent Board members, a Board committee, the Fund’s legal counsel and/or counsel to the independent Board members. The Compliance Officer also has the authority to use all reasonable resources to investigate violations, including retaining or engaging legal counsel, accounting firms or other consultants, subject to applicable law.3 The costs associated with such actions may be borne by the Fund, if appropriate, after consultation with the Fund’s Board (or committee thereof). Otherwise, such costs will be borne by DeAM.

B.	How to Report

Any known or suspected violations of the Officer Code must be promptly reported to the DeAM Compliance Officer.

C.	Process for Violation Reporting to the Fund Board

The DeAM Compliance Officer will promptly report any violations of the Code to the Fund’s Board (or committee thereof).

D.	Sanctions for Code Violations

Violations of the Code will be taken seriously. In response to reported or otherwise known violations, DeAM and the relevant Fund’s Board may impose sanctions within the scope of their respective authority over the Covered Officer at issue. Sanctions imposed by DeAM could include termination of employment. Sanctions imposed by a Fund’s Board could include termination of association with the Fund.

V.	Waivers from the Officer Code

A Covered Officer may request a waiver from the Officer Code by transmitting a written request for a waiver to the DeAM Compliance Officer.4 The request must include the rationale for the request and must explain how the waiver would be in furtherance of the standards of conduct described in and underlying purposes of the Officer Code. The DeAM Compliance Officer will present this information to the Fund’s Board (or committee thereof). The Board (or committee)

[3]	For example, retaining a Fund’s independent accounting firm may require pre-approval by the Fund’s audit committee.

[4]

Of course, it is not a waiver of the Officer Code if the Fund’s Board (or committee thereof) determines that a matter is not a deviation from the Officer Code’s requirements or is otherwise not covered by the Code.

43

will determine whether to grant the requested waiver. If the Board (or committee) grants the requested waiver, the DeAM Compliance Officer thereafter will monitor the activities subject to the waiver, as appropriate, and will promptly report to the Fund’s Board (or committee thereof) regarding such activities, as appropriate.

The DeAM Compliance Officer will coordinate and facilitate any required public disclosures of any waivers granted or any implicit waivers.

VI.	Amendments to the Code

The DeAM Compliance Officer will review the Officer Code from time to time for its continued appropriateness and will propose any amendments to the Fund’s Board (or committee thereof) on a timely basis. In addition, the Board (or committee thereof) will review the Officer Code at least annually for its continued appropriateness and may amend the Code as necessary or appropriate.

The DeAM Compliance Officer will coordinate and facilitate any required public disclosures of Code amendments.

VII.	Acknowledgement and Certification of Adherence to the Officer Code

Each Covered Officer must sign a statement upon appointment as a Covered Officer and annually thereafter acknowledging that he or she has received and read the Officer Code, as amended or updated, and confirming that he or she has complied with it (see Appendix B: Acknowledgement and Certification of Obligations Under the Officer Code). Understanding and complying with the Officer Code and truthfully completing the Acknowledgement and Certification Form is each Covered Officer’s obligation.

The DeAM Compliance Officer will maintain such Acknowledgements in the Fund’s books and records.

VIII.	Scope of Responsibilities

A Covered Officer’s responsibilities under the Officer Code are limited to:

(1)	Fund matters over which the Officer has direct responsibility or control, matters in which the Officer routinely participates, and matters with which the Officer is otherwise involved (i.e., matters within the scope of the Covered Officer’s responsibilities as a Fund officer); and

(2)	Fund matters of which the Officer has actual knowledge.

IX.	Recordkeeping

The DeAM Compliance Officer will create and maintain appropriate records regarding the implementation and operation of the Officer Code, including records relating to conflicts of interest determinations and investigations of possible Code violations.

44

X.	Confidentiality

All reports and records prepared or maintained pursuant to this Officer Code shall be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Officer Code, such matters shall not be disclosed to anyone other than the DeAM Compliance Officer, the Fund’s Board (or committee thereof), legal counsel, independent auditors, and any consultants engaged by the Compliance Officer.

45

Appendices

Appendix A:

List of Officers Covered under the Code, by Board:

Fund Board	Principal Executive Officers	Principal Financial Officers	Other Persons with Similar Functions
Boston	Richard T. Hale	Charles A. Rizzo	—

DeAM Compliance Officer:

Name: Amy Olmert

DeAM Department: Compliance

Phone Numbers: 410-895-3661 (Baltimore) and 212-454-0111 (New York)

Fax Numbers: 410-895-3837 (Baltimore) and 212-454-2152 (New York)

As of: [July 15], 2003

46

Appendix B: Acknowledgement and Certification

Initial Acknowledgement and Certification

of Obligations Under the Officer Code

_______________________	_______________________	_______________________	_______________________
Print Name	Department	Location	Telephone

1.	I acknowledge and certify that I am a Covered Officer under the Scudder Fund Principal Executive and Financial Officer Code of Ethics (“Officer Code”), and therefore subject to all of its requirements and provisions.

2.	I have received and read the Officer Code and I understand the requirements and provisions set forth in the Officer Code.

3.	I have disclosed any conflicts of interest of which I am aware to the DeAM Compliance Officer.

4.	I will act in the best interest of the Funds for which I serve as an officer and have maintained the confidentiality of personal information about Fund shareholders.

5.	I will report any known or suspected violations of the Officer Code in a timely manner to the DeAM Compliance Officer.

Signature	Date

47

Annual Acknowledgement and Certification of

Obligations Under the Officer Code

__________________	__________________	__________________	__________________
Print Name	Department	Location	Telephone

6.	I acknowledge and certify that I am a Covered Officer under the Scudder Fund Principal Executive and Financial Officer Code of Ethics (“Officer Code”), and therefore subject to all of its requirements and provisions.

7.	I have received and read the Officer Code, and I understand the requirements and provisions set forth in the Officer Code.

8.	I have adhered to the Officer Code.

9.	I have not knowingly been a party to any conflict of interest, nor have I had actual knowledge about actual or apparent conflicts of interest that I did not report to the DeAM Compliance Officer in accordance with the Officer Code’s requirements.

10.	I have acted in the best interest of the Funds for which I serve as an officer and have maintained the confidentiality of personal information about Fund shareholders.

11.	With respect to the duties I perform for the Fund as a Fund officer, I believe that effective processes are in place to create and file public reports and documents in accordance with applicable regulations.

12.	With respect to the duties I perform for the Fund as a Fund officer, I have complied to the best of my knowledge with all Applicable Laws (as that term is defined in the Officer Code) and have appropriately monitored those persons under my supervision for compliance with Applicable Laws.

13.	I have reported any known or suspected violations of the Officer Code in a timely manner to the DeAM Compliance Officer.

Signature	Date

48

Appendix C: Definitions

Principal Executive Officer

Individual holding the office of President of the Fund or series of Funds, or a person performing a similar function.

Principal Financial Officer

Individual holding the office of Treasurer of the Fund or series of Funds, or a person performing a similar function.

Registered Investment Management Investment Company

Registered investment companies other than a face-amount certificate company or a unit investment trust.

Waiver

A waiver is an approval of an exemption from a Code requirement.

Implicit Waiver

An implicit waiver is the failure to take action within a reasonable period of time regarding a material departure from a requirement or provision of the Officer Code that has been made known to the DeAM Compliance Officer or the Fund’s Board (or committee thereof).

49

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Louis E. Levy. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not currently applicable.

ITEM 5.	[RESERVED]

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Form N-CSR Item F

50

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder 21st Century Growth Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer
Date:	September 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder 21st Century Growth Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer
Date:	September 22, 2003

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date:	September 22, 2003

51

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

SCUDDER ADVISOR FUNDS

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 295-2663

Salvatore Schiavone

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Date of fiscal year end: 9/30

Date of reporting period: 3/31/2004

ITEM 1.	REPORT TO STOCKHOLDERS

[GRAPHIC]

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Micro Cap Fund

Semiannual Report to Shareholders

March 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Scudder Mid Cap Fund is subject to stock market risk. Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Scudder Small Cap Fund is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Scudder Micro Cap Fund is subject to stock market risk. Stocks of micro capitalization companies (minimum market capitalization of $10 million) involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read each fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Audrey M.T. Jones and Portfolio Managers Samuel Dedio and Robert Janis discuss the three funds’ performance, strategies and the market environment during the six-month period ended March 31, 2004. Ms. Jones is retiring on June 30, 2004. Effective July 1, 2004, Mr. Dedio and Mr. Janis will become co-lead Portfolio Managers of each fund.

Q: How did Scudder Micro Cap Fund, Scudder Small Cap Fund and Scudder Mid Cap Fund perform for their most recent semiannual period?

A: Each of the three funds underperformed its index benchmark and peer group for the six-month period ended March 31, 2004. Scudder Micro Cap Fund posted a 16.21% total return for the semiannual period and Scudder Small Cap Fund posted a 13.63% total return, compared with the 21.69% return of the Russell 2000 Index. Scudder Mid Cap Fund returned 9.95% for the six-month period, compared with the 18.92% return of the S&P MidCap 400 Index. (All fund returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower.) The Lipper Small-Cap Growth Funds category average return was 17.13% for the six-month period, the Lipper Small-Cap Core Funds category average return was 21.79% and the Lipper Mid-Cap Growth Funds category average return was 15.36%.1 Past performance is no guarantee of future results. Please see the Performance Summary that begins on page 11 (Scudder Mid Cap Fund), page 37 (Scudder Small Cap Fund) and page 61 (Scudder Micro Cap Fund) for standardized performance for all share classes and for additional performance information.

[1]	Source: Lipper Inc. The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds category includes portfolios that invest at least 35% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less that 300% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. It is not possible to invest directly in an index or a Lipper category.

The funds’ underperformance relative to their benchmarks was due mainly to mixed results from specific stock selections and sector positioning. Performance was also negatively affected by the fact that the most illiquid, most speculative and smallest companies, many without real earnings, were snapped up by investors during the six-month period after having been beaten down from 2000 to 2002. By contrast, we have kept a steady, long-term focus on high-quality companies with consistent operating results, strong balance sheets and a stable history of operations.

Q: What were the best and worst stock performers for each of the three funds?

A: For Scudder Micro Cap Fund, the top contributing securities were Wabash National Corp. and Shuffle Master, Inc. Wabash National Corp. manufactures standard as well as customized truck trailers, freight vans, refrigerated trailers, railway cars, parts and equipment. In a move to strengthen its balance sheet, in October Wabash National Corp. announced the planned sale of a substantial portion of the remaining finance contracts in its finance portfolio. The company also reported solid third-quarter results. And in February, Wabash National Corp. announced strong fourth-quarter as well as year-end results, with increased year-over-year net sales. Shuffle Master, Inc. manufactures automatic card-shuffling systems as well as gaming-related devices, including game tables. In an effort to focus on its core competencies, Shuffle Master, Inc. sold its slot assets for a profit in February. Later that same month, the company announced two acquisitions which analysts expected to immediately benefit the company’s earnings and a 30% year-over-year increase in both revenues and operating income.

Both of the companies that detracted the most from Scudder Micro Cap Fund’s performance during the period - InterVideo, Inc. and GRIC Communications Inc. - are part of the technology sector. InterVideo, Inc., which the fund sold in December, is a provider of DVD software that allows users to record, edit and play digital multimedia content on personal computers as well as consumer electronics. The company posted disappointing earnings back in November and was subsequently downgraded by a leading technology analyst. GRIC Communications, Inc., which the fund purchased during the first quarter, provides software as well as managed security services that allow customers to manage Internet-based transactions and communications worldwide. GRIC Communications, Inc. is one of the few micro-cap companies that participate in the Wi-Fi market, where businesspersons connect to the Internet on a remote basis at “hot spots” around the world. GRIC Communications, Inc. has been winning multiyear contracts from blue chip companies such as Procter & Gamble. We believe that recent selling by two large institutional investors - GRIC Communications, Inc. has only $150 million in market capitalization - has hurt the stock’s short-term performance. We will be monitoring this holding carefully over the coming months.

4

For Scudder Mid Cap Fund, the two stocks that contributed most to performance during the six-month period were Harman International Industries, Inc. and Symantec Corp. Harman International Industries, Inc. designs and manufactures high-fidelity audio products as well as “infotainment” systems for professional, consumer and automotive markets worldwide. In January, Harman International Industries, Inc. announced record results for the fiscal second quarter, with a 24% year-over-year increase in net sales and a 50% year-over-year increase in net income. Symantec Corp. provides content as well as network security software and solutions to individuals, businesses and service providers, and is perhaps best known for its Norton antivirus software. In January the company beat analysts’ earnings expectations based on strong sales of the software and raised its earnings expectations for the next fiscal quarter. Symantec Corp. was subsequently upgraded by two major brokerage firms.

The most disappointing stocks for Scudder Mid Cap Fund were ITT Education Services, Inc. and Maxtor Corp. ITT Educational Services, Inc. is a for-profit provider of technology-oriented associates, bachelors and masters degree programs, as well as nondegree curricula. Despite record enrollments and strong earnings per share, the company’s stock price dropped sharply in late February upon news that federal agents were searching its headquarters and other facilities for information related to placement, retention, graduation rates, attendance figures and student grades. No official charges have been filed against ITT Educational Services, Inc., which has been cooperating with the investigation. We are continuing to monitor this situation closely. Maxtor Corp. designs and manufactures computer disk drives for personal computers and Intel-based servers as well as consumer electronics. In January, despite the company’s announcement that it had narrowly exceeded top- and bottom-line expectations for the fourth quarter, Maxtor’s stock price was negatively affected by rival-firm Seagate Technology’s announcement that it was going to miss earnings expectations due to inventory and pricing pressures. Maxtor Corp. then announced lower-than-expected first-quarter earnings guidance, citing the same issues that had affected Seagate Technology. After we sold the fund’s position in Maxtor Corp. in February, the company announced the resignation of its CFO, and Seagate Technology issued more disappointing results, again dragging down the subsector.

The two stocks that contributed the most to Scudder Small Cap Fund’s results during the period were Fairchild Semiconductor Corp. and Documentum, Inc. (As of March 31, 2004, the fund’s position in Documentum, Inc. was sold.) Fairchild Semiconductor Corp. develops memory semiconductors for the personal computer, telecom, consumer electronics, automotive and industrial markets. In October and again in January, Fairchild Semiconductor Corp. beat analysts’ earnings estimates by 4 cents per share and benefited from an analyst’s upgrade. The company also acquired the RF Components Division of Raytheon Company, which gives it immediate entry into the advanced radio frequency market. In March, Fairchild raised its first-quarter sales forecast, driven by continued strong demand for its power semiconductors. During the first quarter, we sold the fund’s position as Fairchild hit our price target and its market capitalization grew beyond the fund’s market-cap size guidelines. Documentum, Inc. is a software company that provides enterprise content-management solutions. In mid-October, EMC announced the signing of a definitive agreement to acquire Documentum, Inc. Following the announcement, the fund took profits in this stock.

Detracting the most from Scudder Small Cap Fund’s performance were Enterasys Networks, Inc. and ITT Educational Services, Inc. Enterasys Networks, Inc. is the largest of four former subsidiaries of Cabletron Systems Company. Enterasys Networks, Inc. was the section of Cabletron Systems Company focused on networking solutions, including switching, routing and security. In January, Bank of America reported that it expected Foundry Networks, Inc., another significant player in this market, to gain market share at the expense of companies such as Enterasys Networks, Inc. and Nortel Networks Corp. In March, Enterasys Networks, Inc. lowered its revenue forecast due to an expected decline in service revenue as well as increased competition. It also announced a plan to cut costs. The fund sold the security in March, purchasing in its place a competitor that we felt possessed a stronger business outlook.

Q: What impact did sector positioning and stock selection have on the funds’ results?

A: During the semiannual period, Scudder Micro Cap Fund’s sector allocation caused its underperformance versus its benchmark. The fund benefited from an overweight (its relatively larger stake than the benchmark index) in energy and an underweight (its relatively smaller stake than the benchmark index) in consumer stocks but was hurt by its underweight in process industries and its overweight in transportation. Overall stock selection also had a negative effect on performance during the period. Favorable stock selection in the consumer and transportation sectors was more than offset by stock selection in technology and health care.

5

For Scudder Mid Cap Fund, sector allocation also had a net negative effect on performance. The fund benefited from underweights in the capital goods and consumer sectors, but overweights in technology and transportation detracted from returns. Stock selection was the main driver of the fund’s underperformance versus the S&P MidCap 400 Index for the period. Stock selection in the credit-sensitive2 and energy sectors outpaced benchmark counterparts, though stock selection in the technology and consumer sectors lagged the benchmark.

[2]	The credit-sensitive sector includes financials and other companies affected by interest rates.

In the case of Scudder Small Cap Fund, sector positioning and stock selection also detracted from performance over the period. The fund benefited from overweights in the energy and consumer sectors but was hurt by an overweight in technology and an underweight in capital goods. However, stock selection was the main detractor, as favorable stock selection in energy and service companies was more than offset by stock selection in the technology and credit-sensitive sectors.

Q: What were the major factors affecting small-cap and mid-cap equities during the period?

A: Over the six-month period, stocks - especially small-cap stocks - provided strong returns. Signs that the US economy was beginning to emerge from its slowdown appeared in the second and third quarters of 2003, and the equity market began a strong rebound. During the fourth quarter, the government reported the largest year-over-year profit growth in 19 years, and stocks continued to surge. In January, the Federal Reserve Board left interest rates unchanged at 1%. However, employment growth remained sluggish as the unemployment rate declined from 5.9% to 5.7%. In February, the economy continued to improve as fourth-quarter gross domestic product (the total market value of all goods and services produced in the United States) grew at a solid 4.1% rate, primarily as a result of stronger business equipment and software spending, higher inventory investment and greater export volume. Inflation remained subdued, rising by 0.5% in January, and industrial production benefited from these supports, rising 0.8%. The consumer continued to support the economy, as same-store sales rose 5.8% in January and retail sales, excluding autos, also remained solid. On the other hand, consumer confidence faltered somewhat as a result of negative political-economic news, a slow job recovery environment and the recent increase in energy prices. The small-cap equity segment continued to outperform the other size segments, with value outperforming growth. As always, the consumer remains the key to economic recovery, but for the recovery to be sustained, there has to be a revival in business investment spending in addition to stable labor market conditions.

Q: In light of the results for the most recent period, what investment strategies will you be pursuing going forward?

A: We continue to seek fundamentally sound companies with strong balance sheets. We will also remain disciplined in our investment process. Within our investment strategy, we will continue to:

•	Focus on small-cap companies with above-average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

•	Focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller US companies

•	Use extensive and intensive fundamental research to identify companies with innovation, leading or dominant positions in their markets, a high rate of return on invested capital, and/or the ability to finance a major part of growth from internal sources

•	Strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential

We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

6

Performance Summary March 31, 2004

Scudder Mid Cap Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class, Class R and Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 28, 2002 and Class R prior to July 1, 2003 are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Any difference in expenses will affect performance.

At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares’ actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04

Scudder Mid Cap Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	9.95%	35.63%	2.91%	4.17%	10.90%
Class B	9.52%	34.67%	2.02%	3.21%	9.84%
Class C	9.52%	34.67%	2.02%	3.21%	9.84%
Investment Class	9.95%	35.63%	2.91%	4.17%	10.90%
Class R	9.96%	35.05%	2.59%	3.87%	10.61%
Institutional Class	10.13%	36.04%	3.18%	4.51%	11.19%
S&P MidCap 400 Index+	18.92%	49.10%	10.71%	11.76%	14.93%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++	Total returns shown for periods less than one year are not annualized.

Net Asset Value

	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Net Asset Value:
3/31/04	$12.60	$12.43	$12.43	$12.60	$12.59	$12.72
9/30/03	$11.46	$11.35	$11.35	$11.46	$11.45	$11.55

Investment Class Lipper Rankings - Mid-Cap Growth Funds Category as of 3/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	393	of	497	79
3-Year	125	of	399	32
5-Year	103	of	249	42
10-Year	26	of	92	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

7

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder Mid Cap Fund - Class A

☐ S&P MidCap 400 Index+

[GRAPHIC]

Yearly periods ended March 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04

Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,783	$10,273	$11,561	$26,526
	Average annual total return	27.83%	.90%	2.94%	10.25%
Class B	Growth of $10,000	$13,167	$10,419	$11,623	$25,565
	Average annual total return	31.67%	1.38%	3.05%	9.84%
Class C	Growth of $10,000	$13,467	$10,619	$11,714	$25,565
	Average annual total return	34.67%	2.02%	3.21%	9.84%
S&P MidCap 400 Index+	Growth of $10,000	$14,910	$13,569	$17,434	$40,222
	Average annual total return	49.10%	10.71%	11.76%	14.93%

The growth of $10,000 is cumulative.

8

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder Mid Cap Fund - Investment Class

☐ S&P MidCap 400 Index+

[GRAPHIC]

Yearly periods ended March 31

Comparative Results as of 3/31/04

Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$13,563	$10,900	$12,267	$28,144
	Average annual total return	35.63%	2.91%	4.17%	10.90%
Class R	Growth of $10,000	$13,505	$10,799	$12,092	$27,400
	Average annual total return	35.05%	2.59%	3.87%	10.61%
S&P MidCap 400 Index+	Growth of $10,000	$14,910	$13,569	$17,434	$40,222
	Average annual total return	49.10%	10.71%	11.76%	14.93%

Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $250,000	$340,100	$274,600	$311,650	$722,025
	Average annual total return	36.04%	3.18%	4.51%	11.19%
S&P MidCap 400 Index+	Growth of $250,000	$372,750	$339,225	$435,850	$1,005,550
	Average annual total return	49.10%	10.71%	11.76%	14.93%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

+	S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

9

Portfolio Summary March 31, 2004

Scudder Mid Cap Fund

Asset Allocation	3/31/04	9/30/03
Common Stocks	92%	96%
Cash Equivalents, net	8%	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03
Consumer Discretionary	25%	14%
Information Technology	23%	24%
Financials	15%	11%
Industrials	11%	13%
Health Care	10%	17%
Energy	6%	7%
Materials	6%	6%
Consumer Staples	3%	7%
Telecommunication Services	1%	1%

	100%	100%

Ten Largest Equity Holdings at March 31, 2004 (26.8% of Portfolio)

1. Corinthian Colleges, Inc. Provider of higher education	3.3%

2. Symantec Corp. Producer of software products	3.2%

3. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	3.0%

4. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	2.9%

5. Protein Design Labs, Inc. Developer of human and humanized antibodies	2.8%

6. Tech Data Corp. Distributor of microcomputer, hardware and software	2.5%

7. BJ Services Co. Provider of pressure pumping and other oilfield services for the petroleum industry	2.3%

8. Columbia Sportswear Co. Manufacturer of active outdoor apparel	2.3%

9. Friedman, Billings, Ramsey Group, Inc. “A” Operator of property management services	2.3%

10. Legg Mason, Inc. Provider of various financial services	2.2%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

10

Investment Portfolio as of March 31, 2004 (Unaudited)

Scudder Mid Cap Fund	Shares	Value ($)
Common Stocks 92.2%
Consumer Discretionary 22.6%
Automobiles 1.4%
Thor Industries, Inc.	359,800	9,664,228

Hotels Restaurants & Leisure 5.3%
Alliance Gaming Corp.*	423,900	13,619,907
GTECH Holdings Corp.	238,000	14,075,320
The Cheesecake Factory, Inc.*	166,500	7,680,645

		35,375,872

Household Durables 6.5%
Harman International Industries, Inc.	240,500	19,143,800
Leggett & Platt, Inc.	448,200	10,626,822
Tempur-Pedic International, Inc.*	894,900	13,996,236

		43,766,858

Media 1.0%
Entercom Communications Corp.*	141,600	6,410,232

Multiline Retail 1.5%
Tuesday Morning Corp.*	301,100	10,375,906

Specialty Retail 4.6%
Advance Auto Parts, Inc.*	250,200	10,175,634
Chico’s FAS, Inc.*	303,000	14,059,200
Regis Corp.	151,900	6,750,436

		30,985,270

Textiles, Apparel & Luxury Goods 2.3%
Columbia Sportswear Co.*	272,700	15,118,488

Consumer Staples 2.9%
Beverages 1.2%
Constellation Brands, Inc. “A”*	261,900	8,406,990

Food Products 1.7%
Dean Foods Co.*	333,450	11,137,230

Energy 6.0%
Energy Equipment & Services
BJ Services Co.*	351,800	15,222,386
Rowan Companies, Inc.*	566,500	11,947,485
Smith International, Inc.*	241,800	12,938,718

		40,108,589

Financials 14.2%
Consumer Finance 1.0%
Providian Financial Corp.*	486,600	6,374,460

Diversified Financial Services 11.9%
CapitalSource, Inc.*	484,700	10,881,515
Chicago Mercantile Exchange	58,100	5,620,594
Friedman, Billings, Ramsey Group, Inc. “A”	556,600	15,022,634
Investment Technology Group, Inc.*	309,100	4,729,230
Investors Financial Services Corp.	355,000	14,668,600
Labranche & Co., Inc.*	433,500	4,859,535
Legg Mason, Inc.	161,200	14,956,136
The First Marblehead Corp.*	309,400	9,111,830

		79,850,074

Insurance 1.3%
Assurant, Inc.*	125,900	3,166,385
Axis Capital Holdings Ltd.	191,300	5,652,915

		8,819,300

Health Care 8.8%
Biotechnology 5.6%
Genzyme Corp. (General Division)*	184,300	8,669,472
Gilead Sciences, Inc.*	184,500	10,289,565
Protein Design Labs, Inc.*	782,300	18,634,386

		37,593,423

Health Care Equipment & Supplies 0.3%
Kinetic Concepts, Inc.*	40,100	1,798,485

Health Care Providers & Services 1.6%
Coventry Health Care, Inc.*	252,900	10,705,257

Pharmaceuticals 1.3%
Barr Laboratories, Inc.*	184,350	8,461,665

11

Industrials 9.7%
Airlines 1.0%
JetBlue Airways Corp.*	264,000	6,676,560

Commercial Services & Supplies 7.9%
Corinthian Colleges, Inc.*	664,200	21,958,452
Hewitt Associates, Inc. “A”*	248,000	7,938,480
ITT Educational Services, Inc.*	279,700	8,726,640
Stericycle, Inc.*	299,900	14,353,214

		52,976,786

Road & Rail 0.8%
Swift Transportation Co., Inc.*	323,500	5,554,495

Information Technology 21.2%
Communications Equipment 2.1%
Advanced Fibre Communications, Inc.*	648,800	14,293,064

Electronic Equipment & Instruments 5.8%
AVX Corp.	746,300	12,306,487
Jabil Circuit, Inc.*	335,700	9,879,651
Tech Data Corp.*	412,100	16,871,374

		39,057,512

IT Consulting & Services 1.3%
Cognizant Technology Solutions Corp.*	186,200	8,425,550

Semiconductors & Semiconductor Equipment 6.0%
Applied Micro Circuits Corp.*	1,269,100	7,297,325
Fairchild Semiconductor International, Inc.*	598,900	14,391,567
LTX Corp.*	476,800	7,199,680
Teradyne, Inc.*	490,900	11,698,147

		40,586,719

Software 6.0%
Symantec Corp.*	459,200	21,260,960
TIBCO Software, Inc.*	1,276,100	10,425,737
VERITAS Software Corp.*	306,500	8,247,915

		39,934,612

Materials 5.6%
Containers & Packaging 3.0%
Packaging Corp. of America	893,000	20,146,080

Metals & Mining 2.6%
Peabody Energy Corp.	244,600	11,376,346
United States Steel Corp.	163,900	6,108,553

		17,484,899

Telecommunication Services 1.2%
Wireless Telecommunication Services
Nextel Partners, Inc. “A”*	616,700	7,807,422

Total Common Stocks (Cost $511,618,694)		617,896,026

Cash Equivalents 7.4%
Scudder Cash Management QP Trust 1.10% (b) (Cost $49,552,887)	49,552,887	49,552,887

Scudder Mid Cap Fund	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $561,171,581) (a)	99.6	667,448,913

Other Assets and Liabilities, Net	0.4	2,661,843

Net Assets	100.0	670,110,756

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $561,784,722. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $105,664,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $128,237,239 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,573,048.

(b)	Scudder Cash Management QP Trust, is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

12

Financial Statements

Scudder Mid Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $511,618,694)	$617,896,026
Investment in Scudder Cash Management QP Trust (cost $49,552,887)	49,552,887
Total investments in securities, at value (cost $561,171,581)	667,448,913
Cash	18,496
Receivable for investments sold	3,325,280
Dividends receivable	444,828
Interest receivable	43,819
Receivable for Fund shares sold	686,098
Other assets	80,659

Total assets	672,048,093

Liabilities
Payable for investments purchased	132,638
Payable for Fund shares redeemed	1,077,676
Accrued investment advisory fee	352,269
Other accrued expenses and payables	374,754

Total liabilities	1,937,337

Net assets, at value	$670,110,756

Net Assets
Net assets consist of:
Accumulated net investment loss	(2,207,361)
Net unrealized appreciation (depreciation) on investments	106,277,332
Accumulated net realized gain (loss)	(63,641,371)
Paid-in capital	629,682,156

Net assets, at value	$670,110,756

The accompanying notes are an integral part of the financial statements.

13

Scudder Mid Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($251,208,765 / 19,937,440 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$12.60
Maximum offering price per share (100 / 94.25 of $12.60)	$13.37
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,098,577 / 731,900 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$12.43
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,617,266 / 612,778 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$12.43
Investment Class
Net Asset Value, offering and redemption price per share ($43,174,425 / 3,425,192 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$12.60
Class R
Net Asset Value, offering and redemption price per share ($319,093 / 25,349 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$12.59
Institutional Class
Net Asset Value, offering and redemption price per share ($358,692,630 / 28,202,197 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$12.72

The accompanying notes are an integral part of the financial statements.

14

Scudder Mid Cap Fund

Statement of Operations for the six months ended March 31, 2004 (Unaudited)

Investment Income
Income:
Dividends	$1,207,587
Interest - Cash Management Fund Institutional	48,733
Interest - Scudder Cash Management QP Trust	228,221
Total Income	1,484,541
Expenses:
Investment advisory fee	2,081,331
Administrator service fee	1,353,290
Distribution and shareholder servicing fees	375,787
Auditing	54,588
Legal	14,365
Trustees’ fees and expenses	11,013
Reports to shareholders	1,830
Registration fees	12,400
Other	9,381
Total expenses, before expense reductions	3,913,985
Expense reductions	(222,083)
Total expenses, after expense reductions	3,691,902

Net investment income (loss)	(2,207,361)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	37,158,833
Net unrealized appreciation (depreciation) during the period on investments	23,272,130

Net gain (loss) on investment transactions	60,430,963

Net increase (decrease) in net assets resulting from operations	$58,223,602

The accompanying notes are an integral part of the financial statements.

15

Scudder Mid Cap Fund

Statement of Changes in Net Assets

	Six Months Ended March 31, 2004	Year Ended September 30, 2003
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,207,361)	$(2,389,261)
Net realized gain (loss) on investment transactions	37,158,833	(5,611,344)
Net unrealized appreciation (depreciation) on investment transactions during the period	23,272,130	98,214,735
Net increase (decrease) in net assets resulting from operations	58,223,602	90,214,130
Fund share transactions:
Proceeds from shares sold	87,344,856	272,735,092
In-kind subscription	—	103,862,346
Cost of shares redeemed	(56,725,789)	(79,546,144)
Net increase (decrease) in net assets from Fund share transactions	30,619,067	297,051,294

Increase (decrease) in net assets	88,842,669	387,265,424

Net assets at beginning of period	581,268,087	194,002,663

Net assets at end of period (including accumulated net investment loss of $2,207,361 at March 31, 2004)	$670,110,756	$581,268,087

The accompanying notes are an integral part of the financial statements.

16

Financial Highlights

Scudder Mid Cap Fund

Class A

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.46		$9.31	$11.49

Income (loss) from investment operations:
Net investment income (loss)[c]	(.05)		(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.19		2.23	(2.17)
Total from investment operations	1.14		2.15	(2.18)

Net asset value, end of period	$12.60		$11.46	$9.31

Total Return (%)[d]	9.95	**	23.09	(18.97	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	251		212	.6
Ratio of expenses before expense reductions (%)	1.32	*	1.34	1.48	*
Ratio of expenses after expense reductions (%)	1.25	*	1.25	1.25	*
Ratio of net investment income (loss) (%)	(.79	)*	(.74)	(.63	)*
Portfolio turnover rate (%)	97	*	82	120	[e]

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

17

Scudder Mid Cap Fund

Class B

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.35		$9.29	$11.49

Income (loss) from investment operations:
Net investment income (loss)[c]	(.09)		(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.17		2.21	(2.17)

Total from investment operations	1.08		2.06	(2.20)

Net asset value, end of period	$12.43		$11.35	$9.29

Total Return (%)[d]	9.52	**	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		6	.3
Ratio of expenses before expense reductions (%)	2.07	*	2.09	2.22	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.54	)*	(1.49)	(1.38	)*
Portfolio turnover rate (%)	97	*	82	120	[e]

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

18

Scudder Mid Cap Fund

Class C

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$11.35		$9.29	$11.49

Income (loss) from investment operations:
Net investment income (loss)[c]	(.09)		(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.17		2.22	(2.17)

Total from investment operations	1.08		2.06	(2.20)

Net asset value, end of period	$12.43		$11.35	$9.29

Total Return (%)[d]	9.52	**	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		5	.1
Ratio of expenses before expense reductions (%)	2.07	*	2.09	2.20	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.54	)*	(1.49)	(1.38	)*
Portfolio turnover rate (%)	97	*	82	120	[e]

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

19

Scudder Mid Cap Fund

Investment Class

Years Ended September 30,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.46		$9.31	$10.66	$17.57	$14.77	$11.38

Income (loss) from investment operations:
Net investment income (loss)	(.05)[b]		(.08)[b]	(.06)[b]	(.03)	(.06)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.19		2.23	(1.29)	(6.41)	6.79	4.99
Total from investment operations	1.14		2.15	(1.35)	(6.44)	6.73	4.92
Less distributions from:
Net realized gains on investment transactions	—		—	—	(.47)	(3.93)	(1.53)

Net asset value, end of period	$12.60		$11.46	$9.31	$10.66	$17.57	$14.77

Total Return (%)[c]	9.95	**	23.09	(12.66)	(37.26)	53.65	47.05

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43		36	29	36	48	29
Ratio of expenses before expense reductions (%)	1.32	*	1.34	1.39 [d]	1.43 [d]	1.70 [d]	1.88 [d]
Ratio of expenses after expense reductions (%)	1.25	*	1.25	1.25 [d]	1.25 [d]	1.25 [d]	1.25 [d]
Ratio of net investment income (loss) (%)	(.79	)*	(.74)	(.55)	(.21)	(.40)	(.58)
Portfolio turnover rate (%)	97	*	82	120 [e]	251	146	155

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

[e]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

20

Scudder Mid Cap Fund

Class R

	2004[a]		2003[b]
Selected Per Share Data
Net asset value, beginning of period	$11.45		$10.78

Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		(.03)
Net realized and unrealized gain (loss) on investment transactions	1.20		.70
Total from investment operations	1.14		.67

Net asset value, end of period	$12.59		$11.45

Total Return (%)[d]	9.96	**	6.22	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03		.01
Ratio of expenses, before expense reductions (%)	1.58	*	1.59	*
Ratio of expenses, after expense reductions (%)	1.50	*	1.50	*
Ratio of net investment income (loss) (%)	(1.04	)*	(1.12	)*
Portfolio turnover rate (%)	97	*	82

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

21

Scudder Mid Cap Fund

Institutional Class

Years Ended September 30,	2004[a]		2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$11.55		$9.36	$10.69	$17.57	$18.60

Income (loss) from investment operations:
Net investment income (loss)	(.03)[c]		(.05)[c]	(.04)[c]	.01	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	1.20		2.24	(1.29)	(6.42)	(1.03)

Total from investment operations	1.17		2.19	(1.33)	(6.41)	(1.03)

Less distributions from: Net realized gains on investment transactions	—		—	—	(.47)	—

Net asset value, end of period	$12.72		$11.55	$9.36	$10.69	$17.57

Total Return (%)[e]	10.13	**	23.40	(12.44)	(37.15)	55.50[f]	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	359		323	164	231	414
Ratio of expenses before expense reductions (%)	1.07	*	1.09	1.14[g]	1.18[g]	1.45[g]	*
Ratio of expenses after expense reductions (%)	1.00	*	1.00	1.00[g]	1.00[g]	1.00[g]	*
Ratio of net investment income (loss) (%)	(.54	)*	(.49)	(.30)	.04	(.17	)*
Portfolio turnover rate (%)	97	*	82	120[h]	251	146

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period August 31, 2000 (commencement of operations of Institutional Class shares) to September 30, 2000.

[c]	Based on average shares outstanding during the period.

[d]	Amount is less than $.005.

[e]	Total return would have been lower had certain expenses not been reduced.

[f]	At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares’ actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.

[g]	The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

[h]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

22

Notes to Financial Statements (Unaudited)

Scudder Mid Cap Fund

A. Significant Accounting Policies

Mid Cap Fund (“Scudder Mid Cap Fund” or the “Fund”) is a diversified series of Scudder Advisor Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

23

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $100,178,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($16,640,000), September 30, 2010 ($54,208,000) and September 30, 2011 ($29,330,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $292,872,422 and $293,622,985, respectively.

24

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor. Investment Company Capital Corporation (“ICCC” or the “Administrator”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the six months ended March 31, 2004, the Advisor and Administrator have agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Institutional Class	1.00%

Accordingly, for the six months ended March 31, 2004, the Advisor waived a portion of its fee pursuant to the an Expense Limitation Agreement aggregating $222,083 and the amount imposed aggregated $1,859,248, which was equivalent to an annualized effective rate of 0.57% of the Fund’s average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.65% of the average daily net assets for the Investment Class shares and 0.40% of average daily net assets for Class A, B, C, R and Institutional Class shares for the Fund, computed and accrued daily and payable monthly. For the six months ended March 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$480,322	$95,632
Class B	16,774	3,290
Class C	13,353	2,709
Investment Class	134,831	29,593
Class R	215	153
Institutional Class	707,795	134,311

	$1,353,290	$265,688

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$300,201	$58,262
Class B	31,451	5,931
Class C	25,037	4,881
Class R	134	96

	$356,823	$69,170

25

In addition, SDI provides information and administrative services (“Shareholder Servicing Fee”) to Class B, C and R shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2004	Effective Rate
Class B	$10,484		$2,029.25%
Class C	8,346		1,640.25%
Class R	134		85.25%

	$18,964		$3,754

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended March 31, 2004 aggregated $14,502 and $158, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for the Fund’s Class B and C shares was $4,894 and $491, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $40.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

26

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,722,111	$33,765,791	19,601,740	$199,012,862
Class B	276,701	3,400,844	576,020	5,883,977
Class C	257,215	3,145,840	432,633	4,390,031
Investment Class	829,834	10,392,167	1,330,437	13,297,401
Class R	28,492	365,280	933 **	10,052 **
Institutional Class	2,878,295	36,274,934	4,698,398	50,140,769

		$87,344,856		$272,735,092

In-kind subscription

Institutional Class	—	—	10,955,944	$103,862,346

		—		$103,862,346

Shares redeemed

Class A	(1,264,464)	$(15,628,665)	(1,186,677)	$(12,330,075)
Class B	(94,401)	(1,152,653)	(54,560)	(555,530)
Class C	(53,961)	(658,582)	(33,414)	(349,493)
Investment Class	(542,359)	(6,722,589)	(1,318,483)	(13,349,817)
Class R	(4,071)	(52,048)	(5)**	(56)**
Institutional Class	(2,599,163)	(32,511,252)	(5,242,506)	(52,961,173)

		$(56,725,789)		$(79,546,144)

Net increase (decrease)

Class A	1,457,647	$18,137,126	18,415,063	$186,682,787
Class B	182,300	2,248,191	521,460	5,328,447
Class C	203,254	2,487,258	399,219	4,040,538
Investment Class	287,475	3,669,578	11,954	(52,416)
Class R	24,421	313,232	928 **	9,996 **
Institutional Class	279,132	3,763,682	10,411,836	101,041,942

		$30,619,067		$297,051,294

**	For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.

F. In-Kind Subscription

As part of Deutsche Bank’s effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Mid Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund’s purchase in-kind procedures. The transaction represented a percentage of the Fund’s net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Mid Cap Fund	$103,862,346	37

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

27

Performance Summary March 31, 2004

Scudder Small Cap Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class and Class R shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 28, 2002 and Class R shares prior to October 1, 2003 are derived from the historical performance of Investment Class shares of the Scudder Small Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04

Scudder Small Cap Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	13.63%	42.05%	.48%	6.46%	13.23%
Class B	13.29%	41.15%	-.24%	5.68%	12.39%
Class C	13.29%	41.15%	-.24%	5.68%	12.39%
Investment Class	13.73%	42.18%	.51%	6.48%	13.24%
Class R	13.74%	41.93%	.20%	6.12%	12.84%
Russell 2000 Index+	21.69%	63.83%	10.90%	9.66%	10.44%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

++	Total returns shown for periods less than one year are not annualized.

28

Scudder Small Cap Fund

Net Asset Value

	Class A	Class B	Class C	Investment Class	Class R
Net Asset Value:
3/31/04	$22.44	$22.16	$22.16	$22.45	$22.47
10/1/03 (commencement of operations for Class R)	$—	$—	$—	$—	$20.06
9/30/03	$19.74	$19.56	$19.56	$19.74	$—

Investment Class Lipper Rankings - Small-Cap Growth Funds Category as of 3/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	437	of	488	90
3-Year	312	of	406	77
5-Year	141	of	270	53
10-Year	11	of	73	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for the Investment Class shares; other classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder Small Cap Fund - Class A

☐ Russell 2000 Index+

[GRAPHIC]

Yearly periods ended March 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

29

Scudder Small Cap Fund

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04

Scudder Small Cap Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,388	$9,561	$12,887	$32,637
	Average annual total return	33.88%	-1.48%	5.20%	12.56%
Class B	Growth of $10,000	$13,815	$9,729	$13,084	$32,158
	Average annual total return	38.15%	-.91%	5.52%	12.39%
Class C	Growth of $10,000	$14,115	$9,929	$13,184	$32,158
	Average annual total return	41.15%	-.24%	5.68%	12.39%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$26,988
	Average annual total return	63.83%	10.90%	9.66%	10.44%

Growth of an Assumed $10,000 Investment

☐ Scudder Small Cap Fund - Investment Class

☐ Russell 2000 Index+

[GRAPHIC]

Yearly periods ended March 31

Comparative Results as of 3/31/04

Scudder Small Cap Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$14,218	$10,154	$13,686	$34,659
	Average annual total return	42.18%	.51%	6.48%	13.24%
Class R	Growth of $10,000	$14,193	$10,061	$13,461	$33,465
	Average annual total return	41.93%	.20%	6.12%	12.84%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$26,988
	Average annual total return	63.83%	10.90%	9.66%	10.44%

The growth of $10,000 is cumulative.

+	Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

30

Portfolio Summary March 31, 2004

Scudder Small Cap Fund

Asset Allocation	3/31/04	9/30/03
Common Stocks	93%	94%
Cash Equivalents, net	7%	6%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03
Information Technology	27%	27%
Consumer Discretionary	20%	12%
Health Care	15%	15%
Financials	13%	13%
Industrials	10%	18%
Materials	6%	5%
Energy	5%	4%
Consumer Staples	4%	5%
Utilities	—	1%

	100%	100%

Ten Largest Equity Holdings at March 31, 2004 (24.4% of Portfolio)

1. United Natural Foods, Inc. Distributor of natural foods and related products	3.6%

2. Cooper Companies, Inc. Producer of medical products	2.7%

3. DSP Group, Inc. Developer of digital signal processing solutions for telecommunications and computers	2.7%

4. Affiliated Managers Group, Inc. Operator of integrated asset management services	2.4%

5. Jos. A. Bank Clothiers, Inc. Manufacturer of classic men’s clothing	2.2%

6. Joy Global, Inc. Manufacturer of mining equipment	2.2%

7. Skyworks Solutions, Inc. Provider of front-end modules, radio frequency systems	2.2%

8. Microsemi Corp. Manufacturer of semiconductors	2.2%

9. Avocent Corp. Supplier of connectivity solutions	2.2%

10. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.0%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 41. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

31

Investment Portfolio as of March 31, 2004 (Unaudited)

Scudder Small Cap Fund	Shares	Value ($)
Common Stocks 92.6%
Consumer Discretionary 18.1%
Automobiles 1.3%
Thor Industries, Inc.	196,200	5,269,932

Hotels Restaurants & Leisure 6.2%
Alliance Gaming Corp.*	220,300	7,078,239
Panera Bread Co. “A”*	143,800	5,596,696
RARE Hospitality International, Inc.*	145,200	4,029,300
Shuffle Master, Inc.*	161,800	7,522,082

		24,226,317

Household Durables 1.2%
Furniture Brands International, Inc.	148,000	4,765,600

Internet & Catalog Retail 0.9%
Sharper Image Corp.*	108,100	3,521,898

Media 2.0%
Harris Interactive, Inc.*	457,300	3,855,039
Journal Communications, Inc. “A”	201,100	4,022,000

		7,877,039

Multiline Retail 0.9%
Fred’s, Inc.	141,100	3,424,497

Specialty Retail 3.7%
Cost Plus, Inc.*	138,700	5,790,725
Jos. A. Bank Clothiers, Inc.*	242,800	8,740,800

		14,531,525

Textiles, Apparel & Luxury Goods 1.9%
Carter’s, Inc.*	125,200	3,579,468
Gildan Activewear, Inc. “A”*	125,000	3,918,750

		7,498,218

Consumer Staples 3.5%
Food & Drug Retailing
United Natural Foods, Inc.*	289,300	13,912,437

Energy 5.0%
Energy Equipment & Services 1.9%
FMC Technologies, Inc.*	271,800	7,346,754

Oil & Gas 3.1%
Ultra Petroleum Corp.*	241,900	7,259,419
Western Gas Resources, Inc.	95,700	4,866,345

		12,125,764

Financials 12.5%
Banks 0.8%
First Niagara Financial Group	239,200	3,265,080

Diversified Financial Services 9.4%
Affiliated Managers Group, Inc.*	169,650	9,259,497
Investment Technology Group, Inc.*	363,800	5,566,140
Labranche & Co., Inc.*	342,600	3,840,546
National Financial Partners Corp.	181,100	5,840,475
Piper Jaffray Companies, Inc.*	127,300	6,893,295
The First Marblehead Corp.*	183,400	5,401,130
TNS, Inc.*	17,900	342,785

		37,143,868

Insurance 2.3%
Direct General Corp.	136,600	4,944,920
Platinum Underwriters Holdings Ltd.	124,700	3,996,635

		8,941,555

Health Care 13.9%
Biotechnology 3.4%
Martek Biosciences Corp.*	101,900	5,808,300
Neurocrine Biosciences, Inc.*	130,300	7,700,730

		13,509,030

Health Care Equipment & Supplies 4.7%
Cooper Companies, Inc.	198,300	10,708,200
Edwards Lifesciences Corp.*	241,700	7,722,315

		18,430,515

Health Care Providers & Services 2.5%
Beverly Enterprises, Inc.*	945,100	6,048,640
Centene Corp.*	119,800	3,664,682

		9,713,322

Pharmaceuticals 3.3%
NeighborCare, Inc.*	231,000	5,601,750
NPS Pharmaceuticals, Inc.*	265,900	7,591,445

		13,193,195

32

Industrials 9.5%
Airlines 1.7%
Frontier Airlines, Inc.*	105,200	1,096,184
SkyWest, Inc.	284,500	5,473,780

		6,569,964

Commercial Services & Supplies 0.9%
ITT Educational Services, Inc.*	115,600	3,606,720

Construction & Engineering 0.8%
Quanta Services, Inc.*	425,100	3,009,708

Electrical Equipment 0.8%
General Cable Corp.*	418,600	3,089,268

Machinery 2.2%
Joy Global, Inc.	311,300	8,738,191

Road & Rail 2.1%
Heartland Express, Inc.	210,521	4,795,668
USF Corp.	106,400	3,641,008

		8,436,676

Transportation Infrastructure 1.0%
Overnite Corp.	168,200	3,868,600
Information Technology 24.8%
Communications Equipment 4.8%
Avocent Corp.*	228,600	8,410,194
Equinix, Inc.*	55,900	2,024,195
Extreme Networks, Inc.*	389,900	2,811,179
Westell Technologies, Inc. “A”	754,700	5,509,310

		18,754,878

Computers & Peripherals 1.4%
Applied Films Corp.*	196,900	5,493,510

Electronic Equipment & Instruments 1.1%
Global Imaging Systems, Inc.*	128,000	4,252,160

IT Consulting & Services 1.5%
CACI International, Inc. “A”*	136,500	5,869,500

Semiconductors & Semiconductor Equipment 13.2%
AMIS Holdings, Inc.*	360,000	5,842,800
Cree, Inc.*	278,900	6,219,470
DSP Group, Inc.*	415,600	10,693,388
LTX Corp.*	402,100	6,071,710
Micrel, Inc.*	436,200	5,823,270
Microsemi Corp.*	626,000	8,563,680
Skyworks Solutions, Inc.*	734,800	8,567,768

		51,782,086

Software 2.8%
THQ, Inc.*	182,000	3,681,860
Universal Technical Institute, Inc.*	188,800	7,561,440

		11,243,300

Materials 5.3%
Chemicals 0.3%
Compass Minerals International, Inc.	78,300	1,283,337

Containers & Packaging 2.0%
Packaging Corp. of America	350,000	7,896,000

Metals & Mining 3.0%
Peabody Energy Corp.	141,400	6,576,514
Steel Dynamics, Inc.*	201,600	4,995,648
		11,572,162

Total Common Stocks (Cost $307,916,540)		364,162,606

Cash Equivalents 6.8%
Scudder Cash Management QP Trust 1.10% (b) (Cost $26,484,466)	26,484,466	26,484,466

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $334,401,006) (a)	99.4	390,647,072
Other Assets and Liabilities, Net	0.6	2,516,783

Net Assets	100.0	393,163,855

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $334,630,943. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $56,016,129. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,646,633 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,630,504.

(b)	Scudder Cash Management QP Trust, is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

33

Financial Statements

Scudder Small Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $307,916,540)	$364,162,606
Investment in Scudder Cash Management QP Trust (cost $26,484,466)	26,484,466
Total investments in securities, at value (cost $334,401,006)	390,647,072
Receivable for investments sold	754,100
Dividends receivable	103,957
Interest receivable	20,555
Receivable for Fund shares sold	5,440,434
Other assets	5,847

Total assets	396,971,965

Liabilities
Payable for Fund shares redeemed	3,450,404
Accrued investment advisory fee	141,017
Other accrued expenses and payables	216,689

Total liabilities	3,808,110

Net assets, at value	$393,163,855

Net Assets
Net assets consist of:
Accumulated net investment loss	(1,801,283)
Net unrealized appreciation (depreciation) on investments	56,246,066
Accumulated net realized gain (loss)	(6,643,098)
Paid-in capital	345,362,170

Net assets, at value	$393,163,855

The accompanying notes are an integral part of the financial statements.

34

Scudder Small Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)

Net Asset Value
Class A Net Asset Value and redemption price per share ($33,538,055 / 1,494,303 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$22.44
Maximum offering price per share (100 / 94.25 of $22.44)	$23.81
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,108,090 / 140,238 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$22.16
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,315,950 / 194,743 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$22.16
Investment Class Net Asset Value, offering and redemption price per share ($351,033,375 / 15,639,470 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$22.45
Class R Net Asset Value, offering and redemption price per share ($1,168,385 / 51,992 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$22.47

The accompanying notes are an integral part of the financial statements.

35

Scudder Small Cap Fund

Statement of Operations for the six months ended March 31, 2004 (Unaudited)

Investment Income
Income: Dividends	$487,664
Interest - Cash Management Fund Institutional	39,586
Interest - Scudder Cash Management QP Trust	49,777
Total Income	577,027
Expenses: Investment advisory fee	1,216,836
Administrator service fee	1,173,709
Distribution and shareholder servicing fees	70,517
Auditing	31,130
Legal	7,380
Trustees’ fees and expenses	8,981
Reports to shareholders	7,810
Registration fees	32,818
Other	8,994
Total expenses, before expense reductions	2,558,175
Expense reductions	(181,348)
Total expenses, after expense reductions	2,376,827

Net investment income (loss)	(1,799,800)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	22,549,856
Net unrealized appreciation (depreciation) during the period on investments	24,768,888

Net gain (loss) on investment transactions	47,318,744

Net increase (decrease) in net assets resulting from operations	$45,518,944

The accompanying notes are an integral part of the financial statements.

36

Scudder Small Cap Fund

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004	Year Ended September 30, 2003
	(Unaudited)
Operations:
Net investment income (loss)	$(1,799,800)	$(2,303,918)
Net realized gain (loss) on investment transactions	22,549,856	(14,930,010)
Net unrealized appreciation (depreciation) on investment transactions during the period	24,768,888	66,694,997
Net increase (decrease) in net assets resulting from operations	45,518,944	49,461,069
Fund share transactions:
Proceeds from shares sold	90,677,829	183,028,197
In-kind subscription	—	52,899,162
Cost of shares redeemed	(86,443,392)	(146,431,067)
Net increase (decrease) in net assets from Fund share transactions	4,234,437	89,496,292
Increase (decrease) in net assets	49,753,381	138,957,361
Net assets at beginning of period	343,410,474	204,453,113

Net assets at end of period (including accumulated net investment loss of $1,801,283 and $1,483, respectively)	$393,163,855	$343,410,474

The accompanying notes are an integral part of the financial statements.

37

Financial Highlights

Scudder Small Cap Fund

Class A

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$19.74		$16.58	$20.69

Income (loss) from investment operations:
Net investment income (loss)[c]	(.10)		(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.80		3.32	(4.08)

Total from investment operations	2.70		3.16	(4.11)

Net asset value, end of period	$22.44		$19.74	$16.58

Total Return (%)[d]	13.68	**	19.06	(19.86	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34		25	.6
Ratio of expenses before expense reductions (%)	1.35	*	1.37	1.37	*
Ratio of expenses after expense reductions (%)	1.25	*	1.25	1.25	*
Ratio of net investment income (loss) (%)	(.94	)*	(.90)	(.75	)*
Portfolio turnover rate (%)	94	*	74	87[e]

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

38

Scudder Small Cap Fund

Class B

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$19.56		$16.55	$20.69

Income (loss) from investment operations:
Net investment income (loss)[c]	(.18)		(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.78		3.31	(4.08)

Total from investment operations	2.60		3.01	(4.14)

Net asset value, end of period	$22.16		$19.56	$16.55

Total Return (%)[d]	13.29	**	18.19	(20.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2	.3
Ratio of expenses before expense reductions (%)	2.10	*	2.12	2.12	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.69	)*	(1.65)	(1.50	)*
Portfolio turnover rate (%)	94	*	74	87[e]

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

39

Scudder Small Cap Fund

Class C

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$19.56		$16.55	$20.69

Income (loss) from investment operations:
Net investment income (loss)[c]	(.18)		(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.78		3.31	(4.08)

Total from investment operations	2.60		3.01	(4.14)

Net asset value, end of period	$22.16		$19.56	$16.55

Total Return (%)[d]	13.29	**	18.19	(20.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		2	.1
Ratio of expenses before expense reductions (%)	2.10	*	2.12	2.12	*
Ratio of expenses after expense reductions (%)	2.00	*	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.69	)*	(1.65)	(1.50	)*
Portfolio turnover rate (%)	94	*	74	87	[e]

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

40

Scudder Small Cap Fund

Investment Class

Years Ended September 30,	2004a		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$19.74		$16.57	$19.73	$26.95	$21.89	$14.96

Income (loss) from investment operations:
Net investment income (loss)	(.10)[b]		(.16)[b]	(.13)[b]	(.12)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	2.81		3.33	(3.03)	(5.53)	8.53	7.13

Total from investment operations	2.71		3.17	(3.16)	(5.65)	8.38	6.98

Less distributions from:
Net realized gains on investment transactions	—		—	—	(1.57)	(3.32)	(.05)

Net asset value, end of period	$22.45		$19.74	$16.57	$19.73	$26.95	$21.89

Total Return (%)[c]	13.73	**	19.13	(16.02)	(21.77)	41.59	46.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351		313	204	241	292	216
Ratio of expenses before expense reductions (%)	1.35	*	1.37	1.40 [d]	1.46 [d]	1.44 [d]	1.46 [d]
Ratio of expenses after expense reductions (%)	1.25	*	1.25	1.25 [d]	1.25 [d]	1.25 [d]	1.25 [d]
Ratio of net investment income (loss) (%)	(.94	)*	(.90)	(.63)	(.53)	(.60)	(.74)
Portfolio turnover rate (%)	94	*	74	87[e]	109	136	159

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The expense ratio of the Small Cap Portfolio is included in this ratio.

[e]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

41

Scudder Small Cap Fund

Class R

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$20.06

Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.55
Total from investment operations	2.41

Net asset value, end of period	$22.47

Total Return (%)[c]	12.01	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	1.60	*
Ratio of expenses after expense reductions (%)	1.50	*
Ratio of net investment income (loss) (%)	(1.19	)*
Portfolio turnover rate (%)	94	*

[a]	For the period October 1, 2003 (commencement of operations of Class R shares) to March 31, 2004 (Unaudited).

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

42

Notes to Financial Statements (Unaudited)

Scudder Small Cap Fund

A. Significant Accounting Policies

Small Cap Fund (“Scudder Small Cap Fund” or the “Fund”) is a diversified series of Scudder Advisor Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. On October 1, 2003, the Fund commenced offering Class R shares which are only available to participants in certain retirement plans and are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

43

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $17,532,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($232,000), September 30, 2009 ($66,000), September 30, 2010 ($4,518,000) and September 30, 2011 ($12,716,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $11,080,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $167,044,097 and $172,775,479, respectively.

44

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor. Investment Company Capital Corporation (“ICCC” or the “Administrator”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the six months ended March 31, 2004, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%

Accordingly, for the six months ended March 31, 2004, the Advisor waived a portion of its advisory fee pursuant to the Expense Limitation Agreement aggregating $181,348 and the amount imposed aggregated $1,035,488 which was equivalent to an annualized effective rate of 0.55% of the Fund’s average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B, C and R shares for the Fund, computed and accrued daily and payable monthly. For the six months ended March 31, 2004, the Administrator Service Fee for the Fund was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$60,378	$11,342
Class B	5,681	1,066
Class C	7,012	1,421
Investment Class	1,099,801	197,685
Class R	837	837

	$1,173,709	$212,351

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$37,736	$6,806
Class B	10,653	2,060
Class C	13,148	2,738
Class R	523	523

	$62,060	$12,127

45

In addition, SDI provides information and administrative services (“Shareholder Servicing Fee”) to Class B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2004	Effective Rate
Class B	$3,551		$636.25%
Class C	4,383		849.25%
Class R	523		284.25%

	$8,457		$1,769

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2004 aggregated $6,237. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended March 31, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for the Fund’s Class B and C shares was $3,466 and $246, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $556.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

46

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	887,989	$19,374,920	1,752,188	$31,091,653
Class B	50,138	1,075,647	122,357	2,190,104
Class C	85,905	1,844,379	124,742	2,254,363
Investment Class	3,023,850	67,125,427	7,905,657	147,492,077
Class R	55,877 *	1,257,456 *	—	—

		$90,677,829		$183,028,197

In-kind subscription
Investment Class	—	—	3,329,085	$52,899,162

		—		$52,899,162

Shares redeemed
Class A	(684,523)	$(14,870,341)	(496,536)	$(9,283,647)
Class B	(26,827)	(577,269)	(21,791)	(392,644)
Class C	(14,438)	(319,694)	(5,440)	(100,282)
Investment Class	(3,255,167)	(70,588,113)	(7,646,213)	(136,654,494)
Class R	(3,885)*	(87,975)*	—	—

		$(86,443,392)		$(146,431,067)

Net increase (decrease)
Class A	203,466	$4,504,579	1,255,652	$21,808,006
Class B	23,311	498,378	100,566	1,797,460
Class C	71,467	1,524,685	119,302	2,154,081
Investment Class	(231,317)	(3,462,686)	3,588,529	63,736,745
Class R	51,992 *	1,169,481 *	—	—

		$4,234,437		$89,496,292

*	For the period October 1, 2003 (commencement of operations of Class R shares) to March 31, 2004.

F. In-Kind Subscription

As part of Deutsche Bank’s effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Small Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund’s purchase in-kind procedures. The transaction represented a percentage of the Fund’s net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Small Cap Fund	$52,899,162	25

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

47

Performance Summary March 31, 2004

Scudder Micro Cap Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Investment Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 28, 2002 are derived from the historical performance of Institutional Class shares of the Scudder Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04

Scudder Micro Cap Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class A	16.21%	51.99%	7.87%	16.89%	14.62%
Class B	15.77%	50.77%	7.07%	16.02%	13.76%
Class C	15.88%	50.95%	7.08%	16.03%	13.76%
Institutional Class	16.38%	52.42%	8.12%	17.17%	14.90%
Russell 2000 Index+	21.69%	63.83%	10.90%	9.66%	8.35%

Scudder Micro Cap Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Investment Class	16.28%	52.03%	7.86%	16.88%	12.92%
Russell 2000 Index+	21.69%	63.83%	10.90%	9.66%	6.52%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++	Total returns shown for periods less than one year are not annualized.

*	The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.

**	Investment Class commenced operations on August 21, 1997. Index returns begin August 31, 1997.

48

Scudder Micro Cap Fund

Net Asset Value

	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value:
3/31/04	$21.72	$21.44	$21.45	$21.71	$22.03
9/30/03	$18.69	$18.52	$18.51	$18.67	$18.93

Institutional Class Lipper Rankings - Small-Cap Core Funds Category as of 3/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	413	of	526	79
3-Year	351	of	419	84
5-Year	63	of	296	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐ Scudder Micro Cap Fund - Class A

☐ Russell 2000 Index+

[GRAPHIC]

Yearly periods ended March 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

*	The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.

49

Scudder Micro Cap Fund

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04

Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class*
Class A	Growth of $10,000	$14,325	$11,830	$20,567	$25,470
	Average annual total return	43.25%	5.76%	15.51%	13.69%
Class B	Growth of $10,000	$14,777	$12,074	$20,922	$25,581
	Average annual total return	47.77%	6.48%	15.91%	13.76%
Class C	Growth of $10,000	$15,095	$12,280	$21,032	$25,592
	Average annual total return	50.95%	7.08%	16.03%	13.76%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$17,881
	Average annual total return	63.83%	10.90%	9.66%	8.35%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment

☐	Scudder Micro Cap Fund - Institutional Class

☐	Russell 2000 Index+

[GRAPHIC]

Yearly periods ended March 31

The growth of $250,000 is cumulative.

*	The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.

50

Scudder Micro Cap Fund

Comparative Results as of 3/31/04

Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $250,000	$381,050	$315,950	$552,050	$687,625
	Average annual total return	52.42%	8.12%	17.17%	14.90%
Russell 2000 Index+	Growth of $250,000	$409,575	$340,975	$396,375	$447,025
	Average annual total return	63.83%	10.90%	9.66%	8.35%

		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$15,203	$12,549	$21,809	$22,321
	Average annual total return	52.03%	7.86%	16.88%	12.92%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$15,158
	Average annual total return	63.83%	10.90%	9.66%	6.52%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

*	The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.

**	Investment Class commenced operations on August 21, 1997. Index returns begin August 31, 1997.

+	Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

51

Portfolio Summary March 31, 2004

Scudder Micro Cap Fund

Asset Allocation	3/31/04	9/30/03
Common Stocks	89%	96%
Cash Equivalents, net	9%	4%
Preferred Stocks	2%	—

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03
Information Technology	31%	38%
Consumer Discretionary	17%	15%
Industrials	15%	10%
Financials	14%	10%
Health Care	12%	18%
Energy	6%	3%
Materials	3%	—
Consumer Staples	2%	3%
Utilities	—	3%

	100%	100%

Ten Largest Equity Holdings at March 31, 2004 (26.7% of Portfolio)

1. Jos. A. Bank Clothiers, Inc. Manufacturer of classic men’s clothing	3.7%

2. ANSYS, Inc. Developer of software solutions for design analysis	3.2%

3. Connetics Corp. Producer of pharmaceuticals	3.1%

4. Harris Interactive, Inc. Provider of consulting services	2.8%

5. Digitas, Inc. Provider of integrated strategy, technology and marketing solutions	2.5%

6. Keystone Automotive Industries, Inc. Distributor of aftermarket collision replacement parts for automobiles and light trucks	2.5%

7. United Natural Foods, Inc. Distributor of natural foods and related products	2.4%

8. NS Group, Inc. Manufacturer of specialty steel products for the energy industry	2.2%

9. Education Lending Group, Inc. Provider of financial aid products to schools	2.2%

10. Cache, Inc. Retail stores specializing in high fashion apparel and accessories	2.1%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 66. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

52

Investment Portfolio as of March 31, 2004 (Unaudited)

Scudder Micro Cap Fund	Shares	Value ($)
Common Stocks 89.1%
Consumer Discretionary 15.6%
Auto Components 2.4%
Keystone Automotive Industries, Inc.*	143,400	3,923,424

Hotels Restaurants & Leisure 2.7%
Red Robin Gourmet Burgers*	47,700	1,354,680
Shuffle Master, Inc.*	65,400	3,040,446

		4,395,126

Media 2.8%
Harris Interactive, Inc.*	529,500	4,463,685

Specialty Retail 7.7%
Cache, Inc.*	103,200	3,402,504
Hancock Fabrics, Inc.	193,100	3,068,359
Jos. A. Bank Clothiers, Inc.*	161,850	5,826,600

		12,297,463

Consumer Staples 2.4%
Food & Drug Retailing
United Natural Foods, Inc.*	78,700	3,784,683

Energy 5.4%
Energy Equipment & Services 0.6%
Dril-Quip, Inc.*	59,400	976,536

Oil & Gas 4.8%
Brigham Exploration Co.*	198,600	1,459,710
Carrizo Oil & Gas, Inc.*	432,400	3,134,900
Southwestern Energy Co.*	128,900	3,109,068

		7,703,678

Financials 10.7%
Banks 4.5%
Dime Community Bancshares	96,900	1,971,915
Fidelity Bancshares, Inc.	43,600	1,597,940
Franklin Bank Corp.*	125,800	2,338,622
Mercantile Bank Corp.	37,200	1,320,600

		7,229,077

Diversified Financial Services 3.0%
Encore Capital Group, Inc.*	147,100	2,443,331
Marlin Business Services, Inc.*	135,800	2,285,514
TNS, Inc.*	7,100	135,965

		4,864,810

Insurance 2.5%
Donegal Group, Inc. “A”	137,300	2,751,492
Navigators Group, Inc.*	41,800	1,203,004

		3,954,496

Real Estate 0.7%
Capital Lease Funding, Inc.*	42,300	542,286
Government Properties Trust, Inc.	42,300	557,091

		1,099,377

Health Care 10.8%
Health Care Equipment & Supplies 2.4%
Advanced Neuromodulation Systems, Inc.*	46,500	1,678,185
Zoll Medical Corp.*	54,900	2,194,902

		3,873,087

Health Care Providers & Services 4.1%
Centene Corp.*	82,100	2,511,439
Gentiva Health Services, Inc.*	106,100	1,643,489
Sierra Health Services, Inc.*	66,200	2,409,680

		6,564,608

Pharmaceuticals 4.3%
Adolor Corp.*	132,500	1,991,475
Connetics Corp.*	223,300	4,950,561

		6,942,036

53

Industrials 13.6%
Aerospace & Defense 0.9%
EDO Corp.	63,100	1,519,448

Commercial Services & Supplies 5.1%
Bright Horizons Family Solutions, Inc.*	68,300	3,221,028
Concorde Careet Colleges Inc.*	35,750	858,000
CoStar Group, Inc.*	76,700	2,829,463
Marten Transport Ltd.*	70,050	1,330,950

		8,239,441

Electrical Equipment 2.7%
General Cable Corp.*	282,300	2,083,374
Ultralife Batteries, Inc.*	105,800	2,256,714

		4,340,088

Machinery 2.1%
Wabash National Corp.*	139,600	3,294,560

Road & Rail 1.7%
Celadon Group, Inc.*	163,300	2,715,679

Transportation Infrastructure 1.1%
Quality Distribution, Inc.*	123,600	1,742,760

Information Technology 28.1%
Communications Equipment 2.1%
Equinix, Inc.*	18,800	680,767
Westell Technologies, Inc. “A”	370,600	2,705,380

		3,386,147

Computers & Peripherals 5.1%
Applied Films Corp.*	116,700	3,255,930
Synaptics, Inc.*	167,400	2,936,196
TransAct Technologies, Inc.*	53,600	2,087,720

		8,279,846

Electronic Equipment & Instruments 5.8%
Craftmade International, Inc.	125,500	3,396,030
Identix, Inc.*	197,345	1,140,457
Keithley Instruments, Inc.	154,300	3,195,553
OSI Systems, Inc.*	78,700	1,574,000

		9,306,040

Internet Software & Services 4.0%
Digitas, Inc.*	387,100	3,983,259
WebMethods, Inc.*	260,100	2,444,940

		6,428,199

IT Consulting & Services 2.9%
GRIC Communications, Inc.*	402,300	1,347,705
ManTech International Corp. “A”*	74,400	1,524,456
Modem Media, Inc.*	277,400	1,803,100

		4,675,261

Software 8.2%
Agile Software Corp.*	261,300	2,286,375
ANSYS, Inc.*	129,400	5,142,356
Docucorp International, Inc.*	97,500	1,144,650
Open Solutions, Inc.*	146,900	3,243,552
Tradestation Group, Inc.*	192,600	1,296,198

		13,113,131

Materials 2.5%
Chemicals 0.3%
Compass Minerals International, Inc.	26,500	434,335

Metals & Mining 2.2%
NS Group, Inc.*	272,400	3,541,200

Total Common Stocks (Cost $113,970,559)		143,088,221

Preferred Stock 2.2%
Financials 2.2%
Diversified Financials

Education Lending Group, Inc.* (Cost $2,644,187)	219,900	3,478,818

Cash Equivalents 8.0%
Scudder Cash Management QP Trust 1.10% (b) (Cost $12,939,139)	12,939,140	12,939,139

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $129,553,885) (a)	99.3	159,506,178

Other Assets and Liabilities, Net	0.7	1,017,784

Net Assets	100.0	160,523,962

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $129,755,156. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $29,751,022. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,819,681 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,068,659.

(b)	Scudder Cash Management QP Trust, is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

54

Financial Statements

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $116,614,746)	$146,567,039
Investment in Scudder Cash Management QP Trust (cost $12,939,139)	12,939,139
Total investments in securities, at value (cost $129,553,885)	159,506,178
Receivable for investments sold	1,172,675
Dividends receivable	48,320
Interest receivable	7,860
Receivable for Fund shares sold	503,203
Other assets	28,333

Total assets	161,266,569

Liabilities
Payable for investments purchased	321,245
Payable for Fund shares redeemed	244,334
Accrued investment advisory fee	74,617
Other accrued expenses and payables	102,411

Total liabilities	742,607

Net assets, at value	$160,523,962

Net Assets
Net assets consist of:
Accumulated net investment loss	(969,811)
Net unrealized appreciation (depreciation) on investments	29,952,293
Accumulated net realized gain (loss)	1,134,467
Paid-in capital	130,407,013

Net assets, at value	$160,523,962

The accompanying notes are an integral part of the financial statements.

55

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($24,748,017 / 1,139,375 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$21.72
Maximum offering price per share (100 / 94.25 of $21.72)	$23.05
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,528,473 / 257,817 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$21.44
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,519,793 / 676,986 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$21.45
Investment Class
Net Asset Value, offering and redemption price per share ($21,674,395 / 998,535 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$21.71
Institutional Class
Net Asset Value, offering and redemption price per share ($94,053,284 / 4,268,384 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$22.03

The accompanying notes are an integral part of the financial statements.

56

Scudder Micro Cap Fund

Statement of Operations for the six months ended March 31, 2004 (Unaudited)

Investment Income

Dividends	$183,079
Interest - Scudder Cash Management QP Trust	35,492
Interest	10,579
Total Income	229,150
Expenses:
Investment advisory fee	1,077,645
Administrator service fee	158,057
Distribution and shareholder servicing fees	125,447
Custody fees	3,312
Auditing	36,490
Legal	2,090
Trustees’ fees and expenses	3,631
Reports to shareholders	7,470
Registration fees	45,235
Other	1,801
Total expenses, before expense reductions	1,461,178
Expense reductions	(263,591)
Total expenses, after expense reductions	1,197,587

Net investment income (loss)	(968,437)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	15,944,758
Net unrealized appreciation (depreciation) during the period on investments	4,618,142

Net gain (loss) on investment transactions	20,562,900

Net increase (decrease) in net assets resulting from operations	$19,594,463

The accompanying notes are an integral part of the financial statements.

57

Scudder Micro Cap Fund

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations:
Net investment income (loss)	$(968,437)	$(852,531)
Net realized gain (loss) on investment transactions	15,944,758	(10,409,423)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,618,142	39,153,860
Net increase (decrease) in net assets resulting from operations	19,594,463	27,891,906
Fund share transactions:
Proceeds from shares sold	52,264,307	62,524,070
Cost of shares redeemed	(27,051,405)	(40,548,787)
Net increase (decrease) in net assets from Fund share transactions	25,212,902	21,975,283
Increase (decrease) in net assets	44,807,365	49,867,189
Net assets at beginning of period	115,716,597	65,849,408

Net assets at end of period (including accumulated net investment loss of $969,811 and $1,374, respectively)	160,523,962	$115,716,597

The accompanying notes are an integral part of the financial statements.

58

Financial Highlights

Scudder Micro Cap Fund

Class A

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$18.69		$14.07	$18.24

Income (loss) from investment operations:
Net investment income (loss)[c]	(.15)		(.18)	.03
Net realized and unrealized gain (loss) on investment transactions	3.18		4.80	(4.20)
Total from investment operations	3.03		4.62	(4.17)

Net asset value, end of period	$21.72		$18.69	$14.07

Total Return (%)[d]	16.21	**	32.84	(22.86	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25		11	.6
Ratio of expenses before expense reductions (%)	2.11	*	2.16	2.22	*
Ratio of expenses after expense reductions (%)	1.74	*	1.74	1.74	*
Ratio of net investment income (loss) (%)	(1.42	)*	(1.09)	.70	*
Portfolio turnover rate (%)	78	*	74	66

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

59

Scudder Micro Cap Fund

Class B

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$18.52		$14.04	$18.24

Income (loss) from investment operations:
Net investment income (loss)[c]	(.23)		(.30)	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	3.15		4.78	(4.20)
Total from investment operations	2.92		4.48	(4.20)

Net asset value, end of period	$21.44		$18.52	$14.04

Total Return (%)[e]	15.77	**	31.91	(23.03	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		3	.3
Ratio of expenses before expense reductions (%)	2.86	*	2.91	2.97	*
Ratio of expenses after expense reductions (%)	2.49	*	2.49	2.49	*
Ratio of net investment income (loss) (%)	(2.17	)*	(1.84)	(.05	)*
Portfolio turnover rate (%)	78	*	74	66

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Amount is less than $0.005.

[e]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

60

Scudder Micro Cap Fund

Class C

Years Ended September 30,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$18.51		$14.04	$18.24

Income (loss) from investment operations:
Net investment income (loss)[c]	(.23)		(.31)	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	3.17		4.78	(4.20)

Total from investment operations	2.94		4.47	(4.20)

Net asset value, end of period	$21.45		$18.51	$14.04

Total Return (%)[e]	15.88	**	31.84	(23.03	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15		5	.3
Ratio of expenses before expense reductions (%)	2.86	*	2.91	2.97	*
Ratio of expenses after expense reductions (%)	2.49	*	2.49	2.49	*
Ratio of net investment income (loss) (%)	(2.17	)*	(1.84)	(.05	)*
Portfolio turnover rate (%)	78	*	74	66

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Amount is less than $0.005.

[e]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

61

Scudder Micro Cap Fund

Investment Class

Years Ended September 30,	2004[a]		2003	2002	2001	2000	1999[b]		1998[c]
Selected Per Share Data
Net asset value, beginning of period	$18.67		$14.06	$17.05	$24.36	$16.12	$9.88		$12.62

Income (loss) from investment operations:
Net investment income (loss)	(.15)[d]		(.17)[d]	(.18)[d]	(.15)	(.14)	(.14)		(.06)
Net realized and unrealized gain (loss) on investment transactions	3.19		4.78	(2.81)	(5.33)	9.79	6.38		(2.19)

Total from investment operations	3.04		4.61	(2.99)	(5.48)	9.65	6.24		(2.25)

Less distributions from:
Net realized gains on investment transactions	—		—	—	(1.83)	(1.41)	—		(.49)

Net asset value, end of period	$21.71		$18.67	$14.06	$17.05	$24.36	$16.12		$9.88

Total Return (%)[e]	16.28	**	32.79	(17.54)	(22.71)	63.87	63.16	**	(18.33)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		18	12	7	5	1		1
Ratio of expenses before expense reductions (%)	2.11	*	2.16	2.21	2.23	2.55	3.25	*	2.68
Ratio of expenses after expense reductions (%)	1.74	*	1.74	1.74	1.74	1.74	1.74	*	1.74
Ratio of net investment income (loss) (%)	(1.42	)*	(1.09)	(1.02)	(1.03)	(1.05)	(1.29	)*	(.98)
Portfolio turnover rate (%)	78	*	74	66	79	137	115		85

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the eleven months ended September 30, 1999.

[c]	For the year ended October 31, 1998.

[d]	Based on average shares outstanding during the period.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

62

Scudder Micro Cap Fund

Institutional Class

Years Ended September 30,	2004[a]		2003	2002	2001	2000	1999[b]		1998[c]
Selected Per Share Data
Net asset value, beginning of period	$18.93		$14.22	$17.21	$24.52	$16.16	$9.90		$12.62

Income (loss) from investment operations:
Net investment income (loss)	(.13)[d]		(.14)[d]	(.14)[d]	(.13)	(.14)	(.14)		(.05)
Net realized and unrealized gain (loss) on investment transactions	3.23		4.85	(2.85)	(5.35)	9.91	6.40		(2.18)

Total from investment operations	3.10		4.71	(2.99)	(5.48)	9.77	6.26		(2.23)

Less distributions from:
Net realized gains on investment transactions	—		—	—	(1.83)	(1.41)	—		(.49)

Net asset value, end of period	$22.03		$18.93	$14.22	$17.21	$24.52	$16.16		$9.90

Total Return (%)[e]	16.38	**	33.12	(17.37)	(22.55)	64.49	63.23	**	(18.16)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94		79	52	33	37	17		14
Ratio of expenses before expense reductions (%)	1.86	*	1.91	1.96	1.98	2.30	3.00	*	2.59
Ratio of expenses after expense reductions (%)	1.49	*	1.49	1.49	1.49	1.49	1.49	*	1.49
Ratio of net investment income (loss) (%)	(1.17	)*	(.84)	(.77)	(.78)	(.78)	(1.07	)*	(.75)
Portfolio turnover rate (%)	78	*	74	66	79	137	115		85

[a]	For the six months ended March 31, 2004 (Unaudited).

[b]	For the eleven months ended September 30, 1999.

[c]	For the year ended October 31, 1998.

[d]	Based on average shares outstanding during the period.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

63

Notes to Financial Statements (Unaudited)

Scudder Micro Cap Fund

A. Significant Accounting Policies

Micro Cap Fund (“Scudder Micro Cap Fund” or the “Fund”) is a diversified series of Scudder MG Investments Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

64

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $6,650,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($1,687,000) and September 30, 2011 ($4,963,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $7,931,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $66,666,005 and $51,368,998, respectively.

65

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.50% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the six months ended March 31, 2004, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.74%
Class B	2.49%
Class C	2.49%
Investment Class	1.74%
Institutional Class	1.49%

Accordingly, for the six months ended March 31, 2004, the Advisor waived a portion of its fee pursuant to an Expense Limitation Agreement aggregating $263,591 and the amount imposed aggregated $814,054 which was equivalent to an annualized effective rate of 1.13% of the Fund’s average daily net assets.

Administrator. For its services as Administrator, DeAM, Inc. receives a fee (the “Administrator Service Fee”) of 0.22% of the average daily net assets of the Fund, computed and accrued daily and payable monthly. For the six months ended March 31, 2004, the Administrator Service Fee was $158,057, of which $31,045 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$22,862	$4,914
Class B	17,622	3,578
Class C	39,729	9,497

	$80,213	$17,989

66

In addition, SDI provides information and administrative services (“Shareholder Servicing Fee”) to Class B, C and Investment Class shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2004	Effective Rate
Class B	$5,874		$1,119.25%
Class C	13,243		3,013.25%
Investment Class	26,117		37,302.25%

	$45,234		$41,434

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended March 31, 2004 aggregated $7,534 and $72, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for the Fund’s Class B and Class C shares was $1,452 and $987, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $21.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

67

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	782,737	$16,621,769	580,974	$9,280,233
Class B	103,558	2,140,255	176,480	2,818,390
Class C	486,115	10,058,585	269,304	4,320,522
Investment Class	380,088	8,106,405	678,872	11,349,080
Institutional Class	720,970	15,337,293	2,203,386	34,755,845

		$52,264,307		$62,524,070

Shares redeemed
Class A	(227,381)	$(4,888,686)	(74,483)	$(1,221,233)
Class B	(21,239)	(452,837)	(19,570)	(309,042)
Class C	(69,997)	(1,480,214)	(26,322)	(416,546)
Investment Class	(340,175)	(7,222,225)	(561,094)	(9,441,743)
Institutional Class	(616,056)	(13,007,443)	(1,726,837)	(29,160,223)

		$(27,051,405)		$(40,548,787)

Net increase (decrease)
Class A	555,356	$11,733,083	506,491	$8,059,000
Class B	82,319	1,687,418	156,910	2,509,348
Class C	416,118	8,578,371	242,982	3,903,976
Investment Class	39,913	884,180	117,778	1,907,337
Institutional Class	104,914	2,329,850	476,549	5,595,622

		$25,212,902		$21,975,283

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

68

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

69

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.

Web Site

scudder.com

Click “Retirement Plans” to reallocate assets, process transactions and review your funds through our secure online account access. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.

Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder Mid Cap Fund	Scudder Small Cap Fund	Scudder Micro Cap Fund
Class A	Nasdaq Symbol	SMCAX	SSDAX	SMFAX
	CUSIP Number	81111R 882	81111R 791	81116P 634

Class B	Nasdaq Symbol	SMCBX	SSDBX	SMFBX
	CUSIP Number	81111R 874	81111R 783	81116P 626

Class C	Nasdaq Symbol	SMCCX	SSDCX	SMFCX
	CUSIP Number	81111R 866	81111R 775	81116P 618

Class R*	Nasdaq Symbol	SMCRX	SSDRX	N/A
	CUSIP Number	81111R 726	81111R 718	N/A

Investment Class	Nasdaq Symbol	BTCAX	BTSCX	MMFSX
	CUSIP Number	81111R 841	81111R 767	81116P 584

Institutional Class	Nasdaq Symbol	BTEAX	N/A	MGMCX
	CUSIP Number	81111R 858	N/A	81116P 592

*	Scudder Mid Cap Fund Class R shares commenced operations on July 1, 2003. Scudder Small Cap Fund Class R shares commenced operations on October 1, 2003.

70

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments

Attention: Correspondence - Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

August 2003

71

Notes

Notes

[GRAPHIC]

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	[RESERVED]

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be consideredby the Committee when a Board vacancy occurs. Submissions should be mailed tothe attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant’sDisclosure Controls and Procedures are effective based on the evaluation of theDisclosure Controls and Procedures as of a date within 90 days of the filingdate of this report.

Fund management has previously identified a significant deficiency relating tothe overall fund expense payment and accrual process. This matter relatesprimarily to a bill payment processing issue. There was no material impact toshareholders, fund net asset value, fund performance or the accuracy of anyfund’s financial statements. Fund management discussed this matter with theRegistrant’s Audit Committee and auditors, instituted additional procedures toenhance its internal controls and will continue to develop additional controlsand redesign work flow to strengthen the overall control environment associatedwith the processing and recording of fund expenses.

(b) There have been no changes in the registrant’s internal control overfinancial reporting that occurred during the filing period that has materiallyaffected, or is reasonably likely to materially affect, the registrant’sinternal controls over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

72

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder Mid Cap Fund

By:	/s/ Richard T. Hale
Richard T. Hale Chief Executive Officer

Date:	May 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder Mid Cap Fund

By:	/s/ Richard T. Hale
Richard T. Hale Chief Executive Officer

Date:	May 28, 2004

By:	/s/ Charles A. Rizzo
Charles A. Rizzo Chief Financial Officer

Date:	May 28, 2004

73

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder Small Cap Fund

By:	/s/ Richard T. Hale
Richard T. Hale Chief Executive Officer

Date:	May 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder Small Cap Fund

By:	/s/ Richard T. Hale
Richard T. Hale Chief Executive Officer

Date:	May 28, 2004

By:	/s/ Charles A. Rizzo
Charles A. Rizzo Chief Executive Officer

Date:	May 28, 2004

74

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number 811-04760

SCUDDER ADVISOR FUNDS

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 295-2663

Salvatore Schiavone

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Date of fiscal year end: 9/30

Date of reporting period: 9/30/03

ITEM 1.	REPORT TO STOCKHOLDERS

[GRAPHIC]

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Micro Cap Fund

Annual Report to Shareholders

September 30, 2003

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Scudder Mid, Small and Micro Cap Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Mid, Small and Micro Cap Funds. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Audrey M.T. Jones, CFA

Managing Director of Deutsche Asset Management and Lead Manager of each fund.

•	Joined Deutsche Asset Management in 1986 and each fund at its inception.

•	31 years of investment industry experience.

•	BBA from Pace University Lubin School of Business.

Doris R. Klug, CFA

Director of Deutsche Asset Management and Manager of each fund.

•	Joined Deutsche Asset Management in 2000.

•	Vice President of Mutual of America from 1993 to 2000.

•	22 years of financial industry experience.

•	MBA from New York University Stern School of Business.

Bob Grandhi, CFA

Director of Deutsche Asset Management and Manager of each fund.

•	Joined Deutsche Asset Management in 2001.

•	Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to 2001 and 1990 to 2000, respectively.

•	26 years of financial industry experience.

•	MBA from Illinois Institute of Technology.

Samuel A. Dedio

Director of Deutsche Asset Management and Manager of each fund.

•	Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

•	Portfolio manager for US small- and mid-cap equity and senior small cap analyst for technology.

•	MS, American University.

•	Joined the funds in 2002.

4

In the following interview, Portfolio Managers Audrey M.T. Jones, Doris R. Klug and Bob Grandhi discuss the three funds’ strategies and the market environment during the 12-month period ended September 30, 2003.

Q: How did Scudder Micro Cap Fund, Scudder Small Cap Fund and Scudder Mid Cap Fund perform for their fiscal year?

A: Each of the three funds underperformed its index benchmark and peer group for the 12 months ended September 30, 2003. Scudder Micro Cap Fund produced a total return of 32.84% and Scudder Small Cap Fund produced a total return of 19.06% (for both, Class A shares unadjusted for sales charge) for the annual period, as compared with 36.50% for the Russell 2000 Index. Scudder Mid Cap Fund produced a total return of 23.09% (Class A shares unadjusted for sales charge) for the annual period, as compared with 26.81% for the Standard & Poor’s (S&P) MidCap 400 Index. The Lipper Small-Cap Growth Funds category average return was 34.06% for the 12-month period and the Lipper Mid-Cap

Growth Funds category average return was 27.72%.1 (Please see the Performance Summary that begins on page 15 (Mid Cap), page 42 (Small Cap) and page 66 (Micro Cap) for standardized performance for all share classes.)

[1]	Source: Lipper Inc. The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. It is not possible to invest directly in an index or a Lipper category.

The funds’ underperformance relative to their benchmarks was primarily due to mixed results from specific stock selection and sector positioning. Relative performance was also affected by the fact that the smallest, most illiquid, noninstitutional-quality securities in the small-cap equity universe, primarily stocks of companies with little or no real earnings, outperformed not only the larger, more profitable and investable, institutional-quality micro-cap and small-cap securities but also the large-cap and mid-cap equity segments during the second half of the fiscal year.

Q: What were the best and worst stock performers for each of the funds?

A: In Scudder Micro Cap Fund, the top contributing securities during the annual period were primarily in the technology sector where investors saw improved earnings on the horizon. These included Applied Films Corp., Informatica Corp.,* Avid Technologies Inc.,* ChipPAC, Inc., ManTech International Corp. and ANSYS, Inc. ANSYS is an international provider of analysis and engineering software. The company successfully acquired a leading supplier of computational fluid dynamics software, which should expand its client base. Other winners for the fund included Connetics Corp. and Advanced Neuromodulation Systems, Inc. in health care, Newcastle Investment Corp. in financial services, and online advertising firm Valueclick, Inc. Most of the fund’s disappointments were in health care, which included Medical Staffing Network Holdings, Inc.* and Isis Pharmaceuticals, Inc.* Isis saw its stock drop precipitously during the first quarter of 2003 after news broke that the phase three-clinical trial results for its experimental lung cancer drug were disappointing. Modtech Holdings, Inc.* in producer durables, and Tropical Sportswear International Corp.,* Hancock Fabrics, Inc.* and A.T. Cross Co.* in consumer discretionary also detracted from fund performance.

*	Position was sold as of September 30, 2003.

As with Scudder Micro Cap Fund, most of the top contributing stocks in Scudder Small Cap Fund for the fiscal year were in technology. Among the best performers in the sector were DSP Group Inc., Fairchild Semiconductor International Inc., Titan Corp.,* Integrated Circuit Systems Inc.,* Applied Films Corp., Zoran Corp. and Documentum Inc. Documentum, an enterprise management software provider, contributed significantly to the fund’s portfolio. Its stock headed up following a series of upbeat announcements, including record revenue results for the year and decisions by several major organizations to use Documentum products. In other sectors, ITT Educational Services Inc. within industrials and JetBlue Airways Corp.* and Swift Transportation Co.* within transportation also boosted fund returns. On the other hand, the fund’s detractors were primarily from health care: Province Healthcare Co.,* Trimeris, Inc.,* InterMune, Inc.* and Accredo Health, Inc.* Labranche & Co., Inc. in financial services, Mercury Computer Systems, Inc.* and Activision, Inc.* in technology, and BJ’s Wholesale Club, Inc.* in consumer discretionary were also poor performers. During the first quarter of 2003, BJ’s Wholesale Club warned that their fiscal 2004 earnings would fall short of expectations due to the slow economy and competition.

*	Position was sold as of September 30, 2003.

5

In Scudder Mid Cap Fund, the top contributing securities for the 12 months came from a wide variety of industries. Winners included Symantec Corp., Linear Technology Corp. and Advanced Fibre Communications, Inc. and Mercury Interactive Corp. in technology. Mercury, a provider of performance management software for Internet applications, saw its stock rise after it received a prestigious industry award and high marks from the press. Additional gains came from Legg Mason, Inc. in financial services, BJ Services Co. in energy, Swift Transportation Co. in transportation, Celgene Corp. and Genzyme Corp. in health care, and Harman International Industries, Inc. in producer durables. Most of the bottom contributing securities were in health care and financial services. These stocks were Labranche & Co., North Fork Bancorp,* IDEC Pharmaceuticals Corp.,* Investment Technology Group, Inc., Triad Hospitals, Inc.* and Laboratory Corp. of America.* Although Labranche & Co., an older financial specialty firm providing clearing, brokerage and execution services, has suffered from lower trading volumes on the market, we still believe in the company’s fundamentals.

*	Position was sold as of September 30, 2003.

Q: How were the funds positioned by sector, and what impact did this have on their results?

A: For the annual period, Scudder Micro Cap Fund’s strong stock selection and overweighting in technology, underweighting in financial services, and effective stock selection in transportation and consumer staples boosted relative performance the most. On the other hand, the fund’s stock selection in consumer discretionary and health care detracted from performance.

Scudder Small Cap Fund was helped during the 12 months by an overweighting in technology, underweighting in financial services, and effective stock selection in transportation and producer durables. However, these positive contributions to performance were not enough to outweigh the negative contributions from overweightings in energy and in materials and processing, and from poor stock selection in consumer discretionary, health care and technology.

Scudder Mid Cap Fund’s strong stock selection in consumer staples, energy, and materials and processing added to performance, as did its overweighting in technology and underweighting in consumer discretionary. However, poor stock selection in financial services, health care and producer durables detracted from performance.

Q: What were the major factors affecting small-cap and mid-cap equities during the annual period?

A: Continuing the trend begun in 1999, the smaller-cap equity market, as measured by the Russell 2000 Index, outperformed its large-cap brethren, as measured by the S&P 500 index, for the 12 months ended September 30, 2003. While smaller-cap stocks were the best-performing segment of the equity markets for the fiscal year, mid-cap stocks, as measured by the S&P MidCap 400 Index, also outperformed large-cap stocks for the annual period. Still, for the 12-month period, US equities across all capitalizations produced strong double-digit returns. Within the annual period, the smaller- and mid-cap equity markets, like the broader equity markets, saw divergent performance.

After bottoming in early October 2002, US equities rebounded sharply in the fourth calendar quarter of 2002, with the Russell 2000 Index increasing 6.16% and the S&P MidCap 400 Index increasing 5.83%. During October, despite economic indicators that showed dropping retail sales, declining manufacturing activity and a contracting labor market, the US equity markets responded with their best-performing month since March 2000. Within the small-cap and mid-cap market segments, growth stocks and riskier sectors returned to favor, as investors focused primarily on technology and telecommunications securities. In November, the Federal Reserve Board reduced the targeted federal funds rate by 50 basis points to a low of 1.25% in an effort to jump-start an economy that it thought may be decelerating. However, in a move probably meant to quell overreaction to this interest rate cut and to boost confidence about a potential economic recovery, the Federal Reserve Board also shifted from a loosening to a neutral stance. Also boosting the powerful equity rally during these weeks was the release of more tentatively positive economic data. For example, transportation and nondefense capital goods orders increased. Third-quarter gross domestic product (GDP) was revised upward to a stronger-than-expected 4.0%. Consumer confidence also rebounded after five months of decline. Even more positive was the fact that business spending for equipment and software increased a strong 6.6% for November, while consumers continued to take advantage of low interest rates to purchase and refinance homes. As in October, the technology and telecommunications sectors led the equity market advance in November. During December, concerns over a possible conflict with Iraq and rising tensions between North Korea and the United States adversely affected investor and consumer confidence, detracting from equity market performance. Economic data remained generally positive, but the equity markets declined during the month, primarily as a result of the technology sector’s giving back some of its prior two months’ gains.

6

For the first calendar quarter of 2003, US equities across all market capitalizations declined, with the Russell 2000 Index down 4.49% and the S&P MidCap 400 Index down 4.44%. Small-cap and mid-cap stocks, which are less liquid than large-cap stocks, were particularly hard hit during the quarter, as the looming war with Iraq led investors to pull money out of the equity markets and shift to more defensive instruments. Atypically in a declining equity environment, growth stocks outperformed value stocks across the broad equity market. During January, the economy took a backseat in investors’ minds as the nation’s attention was focused on the geopolitical tensions with Iraq and North Korea. In fact, at its January meeting, the Federal Reserve Board indicated that with the prospect of military conflict, monetary policy would have limited impact as an economic stimulus. Rising oil prices, falling consumer spending, and declining consumer and investor sentiment added to the geopolitical concerns in February. US manufacturing contracted in March after four months of expansion, primarily due to higher oil prices and uncertainty regarding near-term consumer spending. Equity markets initially responded favorably to the actual confrontation of coalition troops with the Iraqi military in March, but the markets paused later in the month as expectations of a swift resolution to the war declined.

For the second calendar quarter of 2003, US equities across all market capitalizations rebounded strongly, with the Russell 2000 Index up 23.42% and the S&P MidCap 400 Index up 17.63%. During April, despite high unemployment, ongoing contraction in the manufacturing sector and dropping retail sales, there were signs of improvement in the economy. Factory orders increased for the third month in a row, with the nondefense capital goods component, an important barometer of business capital spending, on the rise. In addition, with the conclusion of major military operations in Iraq and generally positive corporate earnings announcements, consumer and investor confidence improved. The broader equity markets responded favorably, with the small-cap segment leading the way. In May, economic signals continued to be mixed. Manufacturing activity remained low, but in spite of both adverse weather conditions in most of the nation and a late spring, healthy sales gains were seen in several industries, including electronics, retail and restaurants. The equity markets continued to perform well, with the smallcap segment (Russell 2000 Index) outperforming midcap (S&P MidCap 400 Index) and largecap (Russell 1000 Index). In June, the Federal Reserve Board reduced interest rates by 25 basis points. Manufacturing continued to contract, but there was growth in the services segment of the economy. For the quarter as a whole, smallcap stocks outperformed the other equity segments. Growth-oriented stocks (Russell 2000 Growth Index) marginally outperformed value-oriented stocks (Russell 2000 Value Index) within small-caps. Within mid-caps, the reverse was true, with value-oriented stocks (S&P MidCap 400/Barra Value Index) outperforming their growth-oriented counterparts (S&P MidCap 400/Barra Growth Index).2

[2]	The Russell 1000 Index is an unmanaged index that measures the performance of 1,000 large-company stocks.

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

The Russell 2000 Value Index is an unmanaged group of small-cap companies with low price-to-book and price-to-earnings ratios.

The S&P MidCap 400/Barra Value Index is comprised of stocks of the S&P MidCap 400 Index with high price-to-book ratios relative to the index as a whole.

The S&P MidCap 400/Barra Growth Index is comprised of stocks of the S&P MidCap 400 Index with low price-to-book ratios relative to the index as a whole.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

In the last quarter of the fiscal year, the US equity market across all capitalizations remained in positive territory. The Russell 2000 Index was up 9.08% for the three months ended September 30, 2003, and the S&P MidCap 400 Index was up 6.59%. During July and August, most indicators continued to point toward improvement in the US economy. Second-quarter GDP expanded at a 3.3% (revised) rate, fueled by consumer purchases, business investment and an increase in defense spending. The manufacturing sector expanded, and industrial production, specifically in high-technology products, had its best growth rate since September 2000. The services sector of the economy also continued to grow, while corporate earnings announcements were generally positive. However, unemployment remained above 6%, mortgage refinancing activity slowed and consumer confidence declined. Overall, the equity markets responded favorably, with the small-cap segment leading the way. During September, the US equity markets lost some ground, due primarily to concerns regarding the upcoming corporate earnings announcement season, weakness in the US dollar and rising energy prices. As in the previous quarter, small-cap stocks outperformed the other equity segments for the third calendar quarter, and growth-oriented stocks outperformed value-oriented stocks within the small-cap sector. Within the mid-cap sector, again the reverse was true, with value-oriented stocks outperforming their growth-oriented counterparts.

Q: What investment strategies do you intend to pursue in the funds?

A: We continue to seek to invest in fundamentally sound companies with strong balance sheets.

Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

•	focus on smaller-cap and mid-cap companies with above-average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

•	focus on individual stock selection, with the goal of providing value-added performance relative to the universe of small- and mid-cap US companies

•	use extensive and intensive fundamental research to seek companies with innovation, leading or dominant positions in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources

•	strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential

•	seek to use the volatility of the marketplace to our investors’ advantage by initiating or adding to positions on weakness

It is also important to remember that investors should take a long-term view when investing in these segments of the market, as returns can be volatile in the short term. We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

7

Performance Summary September 30, 2003

Scudder Mid Cap Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Mid Cap Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	23.09%	-12.33%	8.77%	9.45%
Class B(a)	22.17%	-13.12%	7.75%	8.39%
Class C(a)	22.17%	-13.12%	7.75%	8.39%
Investment Class+	23.09%	-12.33%	8.77%	9.45%
S&P MidCap 400 Index++	26.81%	-.71%	11.96%	12.82%

Scudder Mid Cap Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class(d)+	23.40%	-12.10%	8.79%	9.66%
S&P MidCap 400 Index++	26.81%	-.71%	11.96%	12.90%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

+	Investment Class and Institutional Class shares are not subject to sales charges.

Net Asset Value

	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Net Asset Value:
9/30/03	$11.46	$11.35	$11.35	$11.46	$11.45	$11.55
7/1/03 (commencement of sales for Class R)	—	—	—	—	$10.78	—
9/30/02	$9.31	$9.29	$9.29	$9.31	$—	$9.36

Investment Class Lipper Rankings* - Mid-Cap Growth Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	343	of	497	69
3-Year	105	of	368	29
5-Year	52	of	233	23
10-Year	13	of	73	18

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

8

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)

☐ Scudder Mid Cap Fund - Class A(c)

☐ S&P MidCap 400 Index++

[GRAPHIC]

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)

Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$11,602	$6,351	$14,349	$23,250
	Average annual total return	16.02%	-14.04%	7.49%	8.80%
Class B(c)	Growth of $10,000	$11,817	$6,364	$14,424	$22,384
	Average annual total return	18.17%	-13.99%	7.60%	8.39%
Class C(c)	Growth of $10,000	$12,095	$6,492	$14,378	$22,161
	Average annual total return	20.95%	-13.41%	7.53%	8.28%
S&P MidCap 400 Index++	Growth of $10,000	$12,681	$9,789	$17,594	$33,404
	Average annual total return	26.81%	-.71%	11.96%	12.82%

The growth of $10,000 is cumulative.

9

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment*

☐ Scudder Mid Cap Fund - Investment Class

☐ S&P MidCap 400 Index++

[GRAPHIC]

Yearly periods ended September 30

Comparative Results*

Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$12,309	$6,738	$15,225	$24,669
	Average annual total return	23.09%	-12.33%	8.77%	9.45%
S&P MidCap 400 Index++	Growth of $10,000	$12,681	$9,789	$17,594	$33,404
	Average annual total return	26.81%	-.71%	11.96%	12.82%

Scudder Mid Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class(d)	Growth of $250,000	$308,500	$169,775	$381,025	$626,775
	Average annual total return	23.40%	-12.10%	8.79%	9.66%
S&P MidCap 400 Index++	Growth of $250,000	$317,025	$244,725	$439,850	$832,400
	Average annual total return	26.81%	-.71%	11.96%	12.90%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

*	Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	Institutional Class commenced operations on October 12, 1993. Index returns begin October 31, 1993.

[a]	Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Any difference in expenses will affect performance.

[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

[c]	Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.

[d]	At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation—Institutional Class shares’ actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.

++	S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

10

Portfolio Summary September 30, 2003

Scudder Mid Cap Fund

Asset Allocation	9/30/03	9/30/02
Common Stocks	96%	98%
Cash Equivalents, net	4%	2%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02
Information Technology	24%	11%
Health Care	17%	13%
Consumer Discretionary	14%	11%
Industrials	13%	20%
Financials	11%	17%
Consumer Staples	7%	9%
Energy	7%	8%
Materials	6%	11%
Telecommunication Services	1%	—

	100%	100%

Ten Largest Equity Holdings at September 30, 2003 (27.8% of Portfolio)

1. Celgene Corp. Producer of pharmaceuticals	3.8%

2. Swift Transportation Co., Inc. Provider of truckload carrier services	3.0%

3. Legg Mason, Inc. Provider of various financial services	3.0%

4. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.9%

5. Chico’s FAS, Inc. Seller of private label women’s casual clothing	2.7%

6. Rowan Companies, Inc. Driller of oil and gas wells in the United States and internationally	2.5%

7. Investors Financial Services Corp. Provider of services to financial asset managers	2.5%

8. Harmon International Industries, Inc. Incorporator, designer, manufacturer and marketer of high fidelity audio and video products	2.5%

9. BJ Services Co. Provider of pressure pumping and other oilfield services for the petroleum industry	2.5%

10. Symantec Corp. Producer of software products	2.4%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 20. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

11

Investment Portfolio as of September 30, 2003	The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund	Shares	Value ($)
Common Stocks 96.0%
Consumer Discretionary 13.7%
Hotel Restaurants & Leisure 4.2%
GTECH Holdings Corp.	278,900	11,950,865
The Cheesecake Factory, Inc.*	336,200	12,160,354

		24,111,219

Household Durables 4.2%
Harman International Industries, Inc.	149,900	14,742,665
Leggett & Platt, Inc.	448,200	9,694,566

		24,437,231

Media 0.3%
Citadel Broadcasting Corp.*	94,300	1,863,368

Specialty Retail 3.8%
Chico’s FAS, Inc.*	523,700	16,046,168
Regis Corp.	182,000	5,842,200

		21,888,368

Textiles, Apparel & Luxury Goods 1.2%
Columbia Sportswear Co.*	134,871	7,114,445

Consumer Staples 6.8%
Beverages 1.1%
Constellation Brands, Inc. “A”*	203,300	6,198,617

Food & Drug Retailing 3.7%
Performance Food Group Co.*	303,600	12,359,556
Whole Foods Market, Inc.*	165,200	9,115,736

		21,475,292

Food Products 2.0%
Dean Foods Co.*	373,650	11,594,360

Energy 6.6%
Energy Equipment & Services
BJ Services Co.*	427,800	14,617,926
Rowan Companies, Inc.*	614,100	15,094,578
Smith International, Inc.*	241,800	8,699,964

		38,412,468

Financials 11.1%
Diversified Financials 8.5%
CapitalSource, Inc.*	30,300	530,250
Chicago Mercantile Exchange	58,100	3,997,861
Investment Technology Group, Inc.*	309,100	5,928,538
Investors Financial Services Corp.	473,200	14,858,480
Labranche & Co., Inc.	433,500	6,329,100
Legg Mason, Inc.	249,400	18,006,680

		49,650,909

Insurance 2.6%
Arthur J. Gallagher & Co.	356,300	10,076,164
Axis Capital Holdings Ltd.	191,300	4,772,935

		14,849,099

Health Care 16.0%
Biotechnology 9.6%
Celgene Corp.*	521,700	22,605,261
Genzyme Corp. (General Division)*	184,300	8,523,875
Gilead Sciences, Inc.*	194,500	10,878,385
MedImmune, Inc.*	221,700	7,318,317
Protein Design Labs, Inc.*	448,600	6,217,596

		55,543,434

Health Care Equipment & Supplies 2.0%
DENTSPLY International, Inc.	258,600	11,595,624

Health Care Providers & Services 1.5%
Coventry Health Care, Inc.*	168,600	8,891,964

Pharmaceuticals 2.9%
Barr Laboratories, Inc.*	122,900	8,383,009
Mylan Laboratories, Inc.	226,200	8,742,630

		17,125,639

12

Industrials 12.3%
Aerospace & Defense 1.7%
Alliant Techsystems, Inc.*	207,500	9,970,375

Airlines 1.9%
Southwest Airlines Co.	628,800	11,129,760

Commercial Services & Supplies 4.7%
Corinthian Colleges, Inc.*	201,600	11,523,456
Hewitt Associates, Inc. “A”*	248,000	6,038,800
ITT Educational Services, Inc.*	201,400	9,651,088

		27,213,344

Construction & Engineering 0.9%
Jacobs Engineering Group, Inc.*	110,200	4,970,020

Road & Rail 3.1%
Swift Transportation Co., Inc.*	794,300	18,022,667

Information Technology 22.7%
Communications Equipment 3.6%
Advanced Fibre Communications, Inc.*	648,800	13,605,336
Sonus Networks, Inc.*	1,041,300	7,216,209

		20,821,545

Computers & Peripherals 1.6%
Maxtor Corp.*	755,400	9,193,218

Electronic Equipment & Instruments 1.5%
Jabil Circuit, Inc.*	335,700	8,744,985

IT Consulting & Services 1.4%
Affiliated Computer Services, Inc. “A”*	172,100	8,379,549

Semiconductor Equipment & Products 8.0%
Integrated Circuit Systems*	271,300	8,149,852
Lam Research Corp.*	378,200	8,377,130
Linear Technology Corp.	327,500	11,727,775
Microchip Technology, Inc.	450,400	10,782,576
Novellus Systems, Inc.*	229,900	7,759,125

		46,796,458

Software 6.6%
Mentor Graphics Corp.*	478,300	8,384,599
Mercury Interactive Corp.*	205,900	9,349,919
Symantec Corp.*	229,600	14,469,392
Take-Two Interactive Software, Inc.*	175,700	6,003,669

		38,207,579

Materials 6.0%
Containers & Packaging 3.0%
Packaging Corp. of America*	893,000	17,342,060
Metals & Mining 3.0%
Nucor Corp.	221,400	10,157,832
Peabody Energy Corp.	244,600	7,673,102

		17,830,934

Telecommunication Services 0.8%
Wireless Telecommunication Services
Nextel Partners, Inc. “A”*	616,700	4,841,095

Total Common Stocks (Cost $475,210,424)		558,215,626

Cash Equivalents 5.9%
Cash Management Fund Institutional, 0.88% (b) (Cost $33,956,640)	33,956,640	33,956,640

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $509,167,064) (a)	101.9	592,172,266
Other Assets and Liabilities, Net	(1.9)	(10,904,179)

Net Assets	100.0	581,268,087

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $509,788,944. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $82,383,322. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $90,821,918 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,438,596.

(b)	Cash Management Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

13

Financial Statements

Scudder Mid Cap Fund

Statement of Assets and Liabilities as of September 30, 2003

Assets
Investments:
Investments in securities, at value (cost $475,210,424)	$558,215,626
Investment in Cash Management Fund Institutional (cost $33,956,640)	33,956,640
Total investments insecurities, at value (cost $509,167,064)	592,172,266
Receivable for investments sold	1,360,730
Dividends receivable	279,531
Receivable for Fund shares sold	808,950

Total assets	594,621,477

Liabilities
Payable for investments purchased	10,019,721
Payable for Fund shares redeemed	2,718,970
Accrued investment advisory fee	271,032
Other accrued expenses and payables	343,667

Total liabilities	13,353,390

Net assets, at value	$581,268,087

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	83,005,202
Accumulated net realized gain (loss)	(100,800,204)
Paid-in capital	599,063,089

Net assets, at value	$581,268,087

The accompanying notes are an integral part of the financial statements.

14

Scudder Mid Cap Fund

Statement of Assets and Liabilities as of September 30, 2003 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($211,790,114 / 18,479,793 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$11.46
Maximum offering price per share (100 / 94.25 of $11.46)	$12.16
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,236,910 / 549,600 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$11.35
Class C Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,648,135 / 409,524 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$11.35
Maximum offering price per share (100 / 99.00 of $11.35)	$11.46
Investment Class Net Asset Value, offering and redemption price per share ($35,971,787 / 3,137,717 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$11.46
Class R Net Asset Value, offering and redemption price per share ($10,630 / 928 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$11.45
Institutional Class Net Asset Value, offering and redemption price per share ($322,610,511 / 27,923,065 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$11.55

The accompanying notes are an integral part of the financial statements.

15

Scudder Mid Cap Fund

Statement of Operations for the year ended September 30, 2003

Investment Income
Income:
Dividends	$1,763,431
Interest - Cash Management Fund Institutional	283,424

Total Income	2,046,855

Expenses:
Investment advisory fee	2,547,503
Administrator service fee	1,661,110
Distribution and shareholder servicing fees	376,144
Auditing	26,877
Legal	8,433
Trustees’ fees and expenses	8,038
Reports to shareholders	25,712
Registration fees	82,792
Other	20,543
Total expenses, before expense reductions	4,757,152
Expense reductions	(321,036)

Total expenses, after expense reductions	4,436,116

Net investment income (loss)	(2,389,261)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,611,344)
Net unrealized appreciation (depreciation) during the period on investments	98,214,735

Net gain (loss) on investment transactions	92,603,391

Net increase (decrease) in net assets resulting from operations	$90,214,130

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statement of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2003	2002(a)
Operations:
Net investment income (loss)	$(2,389,261)	$(897,136)
Net realized gain (loss) on investment transactions	(5,611,344)	(24,871,595)
Net unrealized appreciation (depreciation) on investment transactions during the period	98,214,735	2,831,687
Net increase (decrease) in net assets resulting from operations	90,214,130	(22,937,044)
Fund share transactions:
Proceeds from shares sold	272,735,092	69,734,491
In-kind subscription	103,862,346	—
Cost of shares redeemed	(79,546,144)	(120,143,004)
Net increase (decrease) in net assets from Fund share transactions	297,051,294	(50,408,513)

Increase (decrease) in net assets	387,265,424	(73,345,557)

Net assets at beginning of period	194,002,663	267,348,220

Net assets at end of period	$581,268,087	$194,002,663

[a]	On March 28, 2002, the Capital Appreciation Portfolio closed. The Statement of Changes in Net Assets includes the Fund’s information as a stand-alone and feeder fund for the respective period.

The accompanying notes are an integral part of the financial statements.

16

Financial Highlights

Scudder Mid Cap Fund

Class A

Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.31	$11.49

Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.23	(2.17)
Total from investment operations	2.15	(2.18)

Net asset value, end of period	$11.46	$9.31

Total Return (%)[c]	23.09	(18.97	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	212	.6
Ratio of expenses before expense reductions (%)	1.34	1.48	*
Ratio of expenses after expense reductions (%)	1.25	1.25	*
Ratio of net investment income (loss) (%)	(.74)	(.63	)*
Portfolio turnover rate (%)	82	120[d]

[a]	For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

17

Scudder Mid Cap Fund

Class B

Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.29	$11.49

Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.21	(2.17)
Total from investment operations	2.06	(2.20)

Net asset value, end of period	$11.35	$9.29

Total Return (%)[c]	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	.3
Ratio of expenses before expense reductions (%)	2.09	2.22	*
Ratio of expenses after expense reductions (%)	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.49)	(1.38	)*
Portfolio turnover rate (%)	82	120[d]

[a]	For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

18

Scudder Mid Cap Fund

Class C

Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.29	$11.49

Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.22	(2.17)
Total from investment operations	2.06	(2.20)

Net asset value, end of period	$11.35	$9.29

Total Return (%)[c]	22.17	(19.15	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	.1
Ratio of expenses before expense reductions (%)	2.09	2.20	*
Ratio of expenses after expense reductions (%)	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.49)	(1.38	)*
Portfolio turnover rate (%)	82	120[d]

[a]	For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

19

Scudder Mid Cap Fund

Investment Class

Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$9.31	$10.66	$17.57	$14.77	$11.38

Income (loss) from investment operations:
Net investment income (loss)	(.08)[a]	(.06)[a]	(.03)	(.06)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.23	(1.29)	(6.41)	6.79	4.99

Total from investment operations	2.15	(1.35)	(6.44)	6.73	4.92

Less distributions from:
Net realized gains on investment transactions	—	—	(.47)	(3.93)	(1.53)

Net asset value, end of period	$11.46	$9.31	$10.66	$17.57	$14.77

Total Return (%)[b]	23.09	(12.66)	(37.26)	53.65	47.05

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	29	36	48	29
Ratio of expenses before expense reductions (%)	1.34	1.39 [c]	1.43 [c]	1.70 [c]	1.88 [c]
Ratio of expenses after expense reductions (%)	1.25	1.25 [c]	1.25 [c]	1.25 [c]	1.25 [c]
Ratio of net investment income (loss) (%)	(.74)	(.55)	(.21)	(.40)	(.58)
Portfolio turnover rate (%)	82	120 [d]	251	146	155

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

[d]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

20

Scudder Mid Cap Fund

Class R

	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$10.78

Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.70
Total from investment operations	.67

Net asset value, end of period	$11.45

Total Return (%)	6.22	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01
Ratio of expenses, before expense reductions (%)	1.59	*
Ratio of expenses, after expense reductions (%)	1.50	*
Ratio of net investment income (loss) (%)	(1.12	)*
Portfolio turnover rate (%)	82

[a]	For the period July 1, 2003 (commencement of sales of Class R shares) to September 30, 2003.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

21

Scudder Mid Cap Fund

Institutional Class

Years Ended September 30,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$9.36	$10.69	$17.57	$18.60

Income (loss) from investment operations:
Net investment income (loss)	(.05)[b]	(.04)[b]	.01	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	2.24	(1.29)	(6.42)	(1.03)

Total from investment operations	2.19	(1.33)	(6.41)	(1.03)

Less distributions from:
Net realized gains on investment transactions	—	—	(.47)	—

Net asset value, end of period	$11.55	$9.36	$10.69	$17.57

Total Return (%)[d]	23.40	(12.44)	(37.15)	55.50	[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	323	164	231	414
Ratio of expenses before expense reductions (%)	1.09	1.14 [f]	1.18 [f]	1.45	[f]*
Ratio of expenses after expense reductions (%)	1.00	1.00 [f]	1.00 [f]	1.00	[f]*
Ratio of net investment income (loss) (%)	(.49)	(.30)	.04	(.17	)*
Portfolio turnover rate (%)	82	120 [g]	251	146

[a]	For the period August 31, 2000 (commencement of sales of Institutional Class shares) to September 30, 2000.

[b]	Based on average shares outstanding during the period.

[c]	Amount is less than $.005.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares’ actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.

[f]	The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

[g]	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

*	Annualized

**	Not annualized

22

Notes to Financial Statements

Scudder Mid Cap Fund

A. Significant Accounting Policies

Mid Cap Fund (“Scudder Mid Cap Fund” or the “Fund”) is a diversified series of Scudder Advisor Funds, formerly BT Investment Funds, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

On March 8, 2001, the Board of Trustees approved dissolving the Mid Cap master-feeder structure, and converting Mid Cap to a stand-alone fund. On March 28, 2002, the Mid Cap Fund received assets with a value of $300,358,968 which included unrealized appreciation of $36,563,688 from the Capital Appreciation Portfolio in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Statement of Operations.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On July 1, 2003, the Fund commenced offering Class R shares which are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

23

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $100,178,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($16,640,000), September 30, 2010 ($54,208,000) and September 30, 2011 ($29,330,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$—
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(100,178,000)
Net unrealized appreciation (depreciation) on investments	$82,383,322

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $584,240,162 and $309,446,031, respectively.

24

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor. Investment Company Capital Corporation (“ICCC” or the “Administrator”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the year ended September 30, 2003, the Advisor and Administrator have agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Institutional Class	1.00%

Accordingly, for the year ended September 30, 2003, the Advisor waived a portion of its fee pursuant to the an Expense Limitation Agreement aggregating $321,036 and the amount imposed aggregated $2,226,467, which was equivalent to an annual effective rate of 0.56% of the Fund’s average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.65% of the average daily net assets for the Investment Class shares and 0.40% of average daily net assets for Class A, B, C, R and Institutional shares for the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$526,014	$69,580
Class B	11,555	1,287
Class C	7,395	890
Investment Class	206,613	24,072
Class R	11	6
Institutional Class	909,522	103,184

	$1,661,110	$199,019

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$328,755	$29,849
Class B	21,667	3,772
Class C	13,866	2,759
Class R	6	—

	$364,294	$36,380

25

In addition, SDI provides information and administrative services (“Shareholder Servicing Fee”) to Class B, C and R shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class B	$7,222		$606.25%
Class C	4,622		429.25%
Class R	6		4.25%

	$11,850		$1,039

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2003 aggregated $15,448 and $54, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for the Fund’s Class B and C shares was $4,297 and $358, respectively.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

Prior to April 11, 2003, the Fund and several other affiliated funds (the “Participants”) shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Fund and several other affiliated funds (the “Participants”) entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

26

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	19,601,740	$199,012,862	69,836	$695,167
Class B	576,020	5,883,977	28,140	279,519
Class C	432,633	4,390,031	10,305	103,507
Investment Class	1,330,437	13,297,401	1,607,119	18,568,851
Class R**	933	10,052	—	—
Institutional Class	4,698,398	50,140,769	4,380,586	50,087,447

		$272,735,092		$69,734,491

In-kind subscription
Institutional Class	10,955,944	$103,862,346	—	—

		$103,862,346		—

Shares redeemed
Class A	(1,186,677)	$(12,330,075)	(5,106)	$(51,176)
Class B	(54,560)	(555,530)	—	—
Class C	(33,414)	(349,493)	—	—
Investment Class	(1,318,483)	(13,349,817)	(1,852,563)	(21,525,713)
Class R**	(5)	(56)	—	—
Institutional Class	(5,242,506)	(52,961,173)	(8,510,615)	(98,566,115)

		$(79,546,144)		$(120,143,004)

Net increase (decrease)
Class A	18,415,063	$186,682,787	64,730	$643,991
Class B	521,460	5,328,447	28,140	279,519
Class C	399,219	4,040,538	10,305	103,507
Investment Class	11,954	(52,416)	(245,444)	(2,956,862)
Class R**	928	9,996	—	—
Institutional Class	10,411,836	101,041,942	(4,130,029)	(48,478,668)

		$297,051,294		$(50,408,513)

*	For Class A, B and C shares for the period June 28, 2002 (commencement of sales) to September 30, 2002.

**	For the period July 1, 2003 (commencement of sales of Class R shares) to September 30, 2003.

F. In-Kind Subscription

As part of Deutsche Bank’s effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Mid Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund’s purchase in-kind procedures. The transaction represented a percentage of the Fund’s net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Mid Cap Fund	$103,862,346	37

G. Other Information

Effective April 25, 2003, State Street Bank and Trust Company (“State Street”) is the Fund’s custodian. Prior to April 25, 2003, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Fund’s Advisor and Administrator, served as custodian for the Fund.

27

Report of Independent Auditors

To the Trustees of Scudder Advisor Funds (formerly BT Investment Funds) and Shareholders of Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Fund (the “Fund”) at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2003	PricewaterhouseCoopers LLP

28

Performance Summary September 30, 2003

Scudder Small Cap Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Small Cap Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	19.06%	-7.87%	10.16%	12.41%
Class B(a)	18.19%	-8.56%	9.34%	11.57%
Class C(a)	18.19%	-8.56%	9.34%	11.57%
Investment Class+	19.13%	-7.87%	10.16%	12.42%
Russell 2000 Index++	36.50%	-.82%	7.46%	8.07%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

+	Investment Class shares are not subject to sales charges.

Net Asset Value

	Class A	Class B	Class C	Investment Class
Net Asset Value:
9/30/03	$19.74	$19.56	$19.56	$19.74
9/30/02	$16.58	$16.55	$16.55	$16.57

Investment Class Lipper Rankings* - Small-Cap Growth Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	442	of	465	95
3-Year	100	of	361	28
5-Year	61	of	250	25

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

29

Scudder Small Cap Fund

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)

☐ Scudder Small Cap Fund - Class A(c)

☐ Russell 2000 Index++

[GRAPHIC]

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)

Scudder Small Cap Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$11,228	$7,369	$15,288	$30,188
	Average annual total return	12.28%	-9.67%	8.86%	11.75%
Class B(c)	Growth of $10,000	$11,426	$7,429	$15,527	$29,721
	Average annual total return	14.26%	-9.43%	9.20%	11.57%
Class C(c)	Growth of $10,000	$11,708	$7,570	$15,471	$29,423
	Average annual total return	17.08%	-8.86%	9.12%	11.46%
Russell 2000 Index++	Growth of $10,000	$13,650	$9,755	$14,332	$21,590
	Average annual total return	36.50%	-.82%	7.46%	8.07%

The growth of $10,000 is cumulative.

30

Scudder Small Cap Fund

Growth of an Assumed $10,000 Investment*

☐ Scudder Small Cap Fund - Investment Class

☐ Russell 2000 Index++

[GRAPHIC]

Yearly periods ended September 30

Comparative Results*

Scudder Small Cap Fund		1-Year	3-Year	5-Year	Life of Fund**
Investment Class	Growth of $10,000	$11,913	$7,819	$16,221	$32,029
	Average annual total return	19.13%	-7.87%	10.16%	12.42%
Russell 2000 Index++	Growth of $10,000	$13,650	$9,755	$14,332	$21,590
	Average annual total return	36.50%	-.82%	7.46%	8.07%

The growth of $10,000 is cumulative.

Notes to Performance Summary

*	Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	The Fund commenced operations on October 21, 1993. Index returns begin October 31, 1993.

[a]	Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of the Scudder Small Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

[c]	Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of the Scudder Small Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.

++	Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

31

Portfolio Summary September 30, 2003

Scudder Small Cap Fund

Asset Allocation	9/30/03	9/30/02
Common Stocks	94%	99%
Cash Equivalents, net	6%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02
Information Technology	27%	14%
Industrials	18%	22%
Health Care	15%	14%
Financials	13%	10%
Consumer Discretionary	12%	13%
Materials	5%	10%
Consumer Staples	5%	6%
Energy	4%	8%
Utilities	1%	3%

	100%	100%

Ten Largest Equity Holdings at September 30, 2003 (26.9% of Portfolio)

1. Documentum Inc. Developer of software products	3.4%

2. Fairchild Semiconductor Corp. Designer, developer and marketer of semiconductors	3.2%

3. ITT Educational Services, Inc. Provider of technology-oriented postsecondary degree programs	3.1%

4. DSP Group, Inc. Developer of digital signal processing solutions for telecommunications and computers	3.0%

5. Zoran Corp. Manufacturer of integrated circuits and software	2.5%

6. United Natural Foods, Inc. Distributor of natural foods and related products	2.5%

7. CACI International, Inc. Provider of information technology products and services	2.4%

8. Cooper Companies, Inc. Producer of medical products	2.3%

9. Swift Transportation Co., Inc. Provider of truckload carrier services	2.3%

10. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.2%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 47. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

32

Investment Portfolio as of September 30, 2003

Scudder Small Cap Fund	Shares	Value ($)
Common Stocks 94.0%
Consumer Discretionary 11.2%
Automobiles 1.3%
Thor Industries, Inc.	83,200	4,494,464
Hotels, Restaurants & Leisure 4.1%
Shuffle Master, Inc.*	248,500	6,754,230
The Cheesecake Factory, Inc.*	204,000	7,378,680

		14,132,910

Household Durables 1.7%
Furniture Brands International, Inc.*	245,900	5,926,190

Media 1.1%
Harris Interactive, Inc.*	457,300	3,219,392
Journal Communications, Inc. “A”*	35,400	585,870

		3,805,262

Specialty Retail 1.6%
Jo-Ann Stores, Inc. “A”*	124,500	3,473,550
Tractor Supply Co.*	59,400	1,948,914

		5,422,464

Textiles, Apparel & Luxury Goods 1.4%
Gildan Activewear, Inc.*	163,200	4,589,184

Consumer Staples 4.3%
Food & Drug Retailing
Performance Food Group Co.*	146,100	5,947,731
United Natural Foods, Inc.*	264,600	8,782,074

		14,729,805

Energy 4.1%
Energy Equipment & Services 2.1%

FMC Technologies, Inc.*	330,400	7,077,168
Oil & Gas 2.0%
Ultra Petroleum Corp.*	241,900	3,374,505
Western Gas Resources, Inc.	95,700	3,636,600

		7,011,105

Financials 12.6%
Banks 1.0%
First Niagara Financial Group	239,200	3,611,920

Diversified Financials 6.5%
Affiliated Managers Group, Inc.*	113,100	7,102,680
Investment Technology Group, Inc.*	363,800	6,977,684
Labranche & Co., Inc.	342,600	5,001,960
National Financial Partners Corp.*	122,700	3,312,900

		22,395,224

Insurance 3.6%
Direct General Corp.*	136,600	3,424,562
Platinum Underwriters Holdings Ltd.	218,700	6,145,470
Scottish Re Group Ltd.	107,700	2,600,955
		12,170,987
Real Estate 1.5%
LNR Property Corp. (REIT)	122,300	5,008,185

Health Care 13.7%
Biotechnology 5.0%
IDEXX Laboratories, Inc.*	129,900	5,519,451
Martek Biosciences Corp.*	101,900	5,367,073
Neurocrine Biosciences, Inc.*	130,300	6,452,456

		17,338,980

Health Care Equipment & Supplies 6.5%
Cooper Companies, Inc.	198,300	8,080,725
Edwards Lifesciences Corp.*	241,700	6,545,236
Integra LifeSciences Holdings Corp.*	269,400	7,621,326

		22,247,287

Pharmaceuticals 2.2%
NPS Pharmaceuticals, Inc.*	265,900	7,405,315

33

Industrials 17.3%
Aerospace & Defense 1.1%
EDO Corp.	189,300	3,833,325

Airlines 2.5%
Frontier Airlines, Inc.*	216,800	3,568,528
SkyWest, Inc.	284,500	4,927,540

		8,496,068

Commercial Services & Supplies 4.1%
ABM Industries, Inc.	240,700	3,405,905
ITT Educational Services, Inc.*	224,100	10,738,872

		14,144,777

Construction & Engineering 2.0%
Insituform Technologies, Inc.*	191,900	3,408,144
Quanta Services, Inc.*	425,100	3,515,577

		6,923,721

Machinery 1.4%
Joy Global, Inc.*	311,300	4,887,410

Road & Rail 6.2%
Heartland Express, Inc.*	252,721	6,070,358
Swift Transportation Co., Inc.*	350,100	7,943,769
USF Corp.	228,900	7,203,483

		21,217,610

Information Technology 25.0%
Communications Equipment 4.2%
Avocent Corp.*	228,600	6,924,294
Enterasys Networks, Inc.*	1,862,400	7,449,600

		14,373,894

Computers & Peripherals 1.7%
Applied Films Corp.*	196,900	5,853,837

IT Consulting & Services 2.5%
CACI International, Inc. “A”*	198,900	8,522,865

Semiconductor Equipment & Products 10.7%
AMIS Holdings, Inc.*	18,100	334,126
DSP Group, Inc.*	415,600	10,352,596
Fairchild Semiconductor Corp.*	672,600	11,151,708
Sigmatel, Inc.*	10,100	208,161
Skyworks Solutions, Inc.*	669,800	6,095,180
Zoran Corp.*	451,150	8,797,425

		36,939,196

Software 5.9%
Borland Software Corp.*	589,200	5,426,532
Documentum, Inc.*	554,400	11,814,264
THQ, Inc.*	182,000	2,988,440

		20,229,236

Materials 4.9%
Containers & Packaging 2.3%
Packaging Corp. of America *	397,700	7,723,334

Metals & Mining 2.6%
Peabody Energy Corp.	189,100	5,932,067
Steel Dynamics, Inc.*	201,600	3,052,224

		8,984,291

Utilities 0.9%
Water Utilities
Philadelphia Suburban Corp.	127,875	3,079,230

Total Common Stocks (Cost $291,098,066)		322,575,244

Cash Equivalents 7.7%
Cash Management Fund Institutional, 0.88% (b) (Cost $26,534,901)	26,534,901	26,534,901

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $317,632,967) (a)	101.7	349,110,145
Other Assets and Liabilities, Net	(1.7)	(5,699,671)

Net Assets	100.0	343,410,474

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $318,213,519. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $30,896,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,266,577 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,369,951.

(b)	Cash Management Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

34

Financial Statements

Scudder Small Cap Fund

Statement of Assets and Liabilities as of September 30, 2003

Assets
Investments:
Investments in securities, at value (cost $291,098,066)	$322,575,244
Investment in Cash Management Fund Institutional (cost $26,534,901)	26,534,901

Total Investments in securities, at value (cost $317,632,967)	349,110,145

Receivable for investments sold	3,114,191
Dividends receivable	31,839
Interest receivable	9,066
Receivable for Fund shares sold	3,208,109
Other assets	16,680

Total assets	355,490,030

Liabilities
Payable for investments purchased	9,055,506
Payable for Fund shares redeemed	2,644,799
Accrued investment advisory fee	153,221
Other accrued expenses and payables	226,030

Total liabilities	12,079,556

Net assets, at value	$343,410,474

Net Assets
Net assets consist of:
Accumulated net investment loss	(1,483)
Net unrealized appreciation (depreciation) on investments	31,477,178
Accumulated net realized gain (loss)	(29,192,954)
Paid-in capital	341,127,733

Net assets, at value	$343,410,474

The accompanying notes are an integral part of the financial statements.

35

Scudder Small Cap Fund

Statement of Assets and Liabilities as of September 30, 2003 (continued)

Net Asset Value
Class A Net Asset Value and redemption price per share ($25,481,953 / 1,290,837 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$19.74
Maximum offering price per share (100 / 94.25 of $19.74)	$20.94
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,287,203 / 116,927 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$19.56
Class C Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($2,411,464 / 123,276 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$19.56
Maximum offering price per share (100 / 99.00 of $19.56)	$19.76
Investment Class Net Asset Value, offering and redemption price per share ($313,229,854 / 15,870,787 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$19.74

The accompanying notes are an integral part of the financial statements.

36

Scudder Small Cap Fund

Statement of Operations for the year ended September 30, 2003

Investment Income
Income:
Dividends	$708,464
Interest - Cash Management Fund Institutional	192,661

Total Income	901,125

Expenses:
Investment advisory fee	1,629,489
Administrator service fee	1,621,183
Distribution and shareholder servicing fees	53,665
Auditing	40,830
Legal	43,676
Trustees’ fees and expenses	9,562
Reports to shareholders	20,172
Registration fees	60,971
Other	16,130
Total expenses, before expense reductions	3,495,678
Expense reductions	(290,635)

Total expenses, after expense reductions	3,205,043

Net investment income (loss)	(2,303,918)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(14,930,010)
Net unrealized appreciation (depreciation) during the period on investments	66,694,997

Net gain (loss) on investment transactions	51,764,987

Net increase (decrease) in net assets resulting from operations	$49,461,069

The accompanying notes are an integral part of the financial statements.

37

Scudder Small Cap Fund

Statement of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2003	2002(a)
Operations:
Net investment income (loss)	$(2,303,918)	$(1,694,071)
Net realized gain (loss) on investment transactions	(14,930,010)	(10,281,057)
Net unrealized appreciation (depreciation) on investment transactions during the period	66,694,997	(29,062,702)
Net increase (decrease) in net assets resulting from operations	49,461,069	(41,037,830)
Fund share transactions:
Proceeds from shares sold	183,028,197	127,606,069
In-kind subscription	52,899,162	—
Cost of shares redeemed	(146,431,067)	(123,423,158)
Net increase (decrease) in net assets from Fund share transactions	89,496,292	4,182,911
Increase (decrease) in net assets	138,957,361	(36,854,919)
Net assets at beginning of period	204,453,113	241,308,032

Net assets at end of period (including accumulated net investment loss of $1,483 at September 30, 2003)	$343,410,474	$204,453,113

[a]	On March 28, 2002, the Small Cap Portfolio closed. The Statement of Changes in Net Assets includes the Fund’s information as a stand-alone and feeder fund for the respective period.

The accompanying notes are an integral part of the financial statements.

38

Financial Highlights

Scudder Small Cap Fund

Class A

Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$16.58	$20.69

Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.32	(4.08)
Total from investment operations	3.16	(4.11)

Net asset value, end of period	$19.74	$16.58

Total Return (%)[c]	19.06	(19.86	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	.6
Ratio of expenses before expense reductions (%)	1.37	1.37	*
Ratio of expenses after expense reductions (%)	1.25	1.25	*
Ratio of net investment income (loss) (%)	(.90)	(.75	)*
Portfolio turnover rate (%)	74	87	[d]

[a]	For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

39

Scudder Small Cap Fund

Class B

Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$16.55	$20.69

Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.31	(4.08)
Total from investment operations	3.01	(4.14)

Net asset value, end of period	$19.56	$16.55

Total Return (%)[c]	18.19	(20.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	.3
Ratio of expenses before expense reductions (%)	2.12	2.12	*
Ratio of expenses after expense reductions (%)	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.65)	(1.50	)*
Portfolio turnover rate (%)	74	87	[d]

[a]	For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

40

Scudder Small Cap Fund

Class C

Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$16.55	$20.69

Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.31	(4.08)
Total from investment operations	3.01	(4.14)

Net asset value, end of period	$19.56	$16.55

Total Return (%)[c]	18.19	(20.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	.1
Ratio of expenses before expense reductions (%)	2.12	2.12	*
Ratio of expenses after expense reductions (%)	2.00	2.00	*
Ratio of net investment income (loss) (%)	(1.65)	(1.50	)*
Portfolio turnover rate (%)	74	87	[d]

[a]	For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

*	Annualized

**	Not annualized

41

Scudder Small Cap Fund

Investment Class

Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$16.57	$19.73	$26.95	$21.89	$14.96

Income (loss) from investment operations:
Net investment income (loss)	(.16)[a]	(.13)[a]	(.12)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	3.33	(3.03)	(5.53)	8.53	7.13
Total from investment operations	3.17	(3.16)	(5.65)	8.38	6.98
Less distributions from:
Net realized gains on investment transactions	—	—	(1.57)	(3.32)	(.05)

Net asset value, end of period	$19.74	$16.57	$19.73	$26.95	$21.89

Total Return (%)[b]	19.13	(16.02)	(21.77)	41.59	46.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	313	204	241	292	216
Ratio of expenses before expense reductions (%)	1.37	1.40 [c]	1.46 [c]	1.44 [c]	1.46 [c]
Ratio of expenses after expense reductions (%)	1.25	1.25 [c]	1.25 [c]	1.25 [c]	1.25 [c]
Ratio of net investment income (loss) (%)	(.90)	(.63)	(.53)	(.60)	(.74)
Portfolio turnover rate (%)	74	87d	109	136	159

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The expense ratio of the Small Cap Portfolio is included in this ratio.

[d]	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

42

Notes to Financial Statements

Scudder Small Cap Fund

A. Significant Accounting Policies

Small Cap Fund (“Scudder Small Cap Fund” or the “Fund”) is a diversified series of Scudder Advisor Funds, formerly BT Investment Funds, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company organized as a Massachusetts business trust.

On March 8, 2001, the Board of Trustees approved dissolving the Small Cap master-feeder structure, and converting Small Cap to a stand-alone fund. On March 28, 2002, the Small Cap Fund received assets with a value of $288,943,058 which included unrealized appreciation of $33,181,553 from the Small Cap Portfolio of the BT Investment Portfolios in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the statement of operations.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

43

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $17,532,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($232,000), September 30, 2009 ($66,000), September 30, 2010 ($4,518,000) and September 30, 2011 ($12,716,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $11,080,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$—
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(17,532,000)
Net unrealized appreciation (depreciation) on investments	$30,896,626

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $248,171,143 and $178,607,321, respectively.

44

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor. Investment Company Capital Corporation (“ICCC” or the “Administrator”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the year ended September 30, 2003, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%

Accordingly, for the year ended September 30, 2003, the Advisor waived a portion of its advisory fee pursuant to the Expense Limitation Agreement aggregating $290,635 and the amount imposed aggregated $1,338,854 which was equivalent to an annual effective rate of 0.52% of the Fund’s average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B and C shares for the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee for the Fund was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$50,345	$8,673
Class B	4,855	753
Class C	4,025	763
Investment Class	1,561,958	174,610

	$1,621,183	$184,799

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$31,465	$10,521
Class B	9,104	1,418
Class C	7,546	1,437

	$48,115	$13,376

45

In addition, SDI provides information and administrative services (“Shareholder Servicing Fee”) to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class B	$3,035		$891.25%
Class C	2,515		888.25%

	$5,550		$1,779

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2003 aggregated $7,697 and $3, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for the Fund’s Class B and C shares was $764 and $226, respectively.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

Prior to April 11, 2003, the Fund and several other affiliated funds (the “Participants”) shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Fund and several other affiliated funds (the “Participants”) entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

46

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,752,188	$31,091,653	38,793	$678,078
Class B	122,357	2,190,104	26,331	472,503
Class C	124,742	2,254,363	3,974	71,873
Investment Class	7,905,657	147,492,077	6,018,756	126,383,615

		$183,028,197		$127,606,069

In-kind subscription
Investment Class	3,329,085	$52,899,162	—	—

		$52,899,162		—

Shares redeemed
Class A	(496,536)	$(9,283,647)	(3,608)	$(61,727)
Class B	(21,791)	(392,644)	(9,970)	(169,972)
Class C	(5,440)	(100,282)	—	—
Investment Class	(7,646,213)	(136,654,494)	(5,964,113)	(123,191,459)

		$(146,431,067)		$(123,423,158)

Net increase (decrease)
Class A	1,255,652	$21,808,006	35,185	$616,351
Class B	100,566	1,797,460	16,361	302,531
Class C	119,302	2,154,081	3,974	71,873
Investment Class	3,588,529	63,736,745	54,643	3,192,156

		$89,496,292		$4,182,911

*	For Class A, B and C shares for the period June 28, 2002 (commencement of sales) to September 30, 2002.

F. In-Kind Subscription

As part of Deutsche Bank’s effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Small Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund’s purchase in-kind procedures. The transaction represented a percentage of the Fund’s net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Small Cap Fund	$52,899,162	25

G. Other Information

Effective June 13, 2003, State Street Bank and Trust Company (“State Street”) is the Fund’s custodian. Prior to June 13, 2003, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Fund’s Advisor and Administrator, served as custodian for the Fund.

47

Report of Independent Auditors

To the Trustees of Scudder Advisor Funds (formerly BT Investment Funds) and Shareholders of Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Fund (the “Fund”) at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 20033	PricewaterhouseCoopers LLP

48

Performance Summary September 30, 2003

Scudder Micro Cap Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Micro Cap Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	32.84%	-5.41%	18.08%	13.23%
Class B(a)	31.91%	-6.11%	17.20%	12.38%
Class C(a)	31.84%	-6.11%	17.20%	12.38%
Institutional Class+	33.12%	-5.20%	18.36%	13.52%
Russell 2000 Index++	36.50%	-.82%	7.46%	5.87%

Scudder Micro Cap Fund	1-Year	3-Year	5-Year	Life of Class***
Investment Class+	32.79%	-5.41%	18.10%	11.27%
Russell 2000 Index++	36.50%	-.82%	7.46%	3.68%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

+	Institutional Class and Investment Class shares are not subject to sales charges.

Net Asset Value

	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value:
9/30/03	$18.69	$18.52	$18.51	$18.67	$18.93
9/30/02	$14.07	$14.04	$14.04	$14.06	$14.22

Institutional Class Lipper Rankings* - Small-Cap Growth Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	221	of	465	48
3-Year	67	of	361	19
5-Year	19	of	250	8

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

49

Scudder Micro Cap Fund

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)

☐	Scudder Micro Cap Fund - Class A(c)

☐	Russell 2000 Index++

[GRAPHIC]

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)

Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$12,522	$7,975	$21,635	$21,905
	Average annual total return	25.22%	-7.26%	16.69%	12.25%
Class B(c)	Growth of $10,000	$12,884	$8,124	$22,015	$22,085
	Average annual total return	28.84%	-6.69%	17.10%	12.38%
Class C(c)	Growth of $10,000	$13,061	$8,193	$21,894	$21,864
	Average annual total return	30.61%	-6.43%	16.97%	12.22%
Russell 2000 Index++	Growth of $10,000	$13,650	$9,755	$14,332	$14,694
	Average annual total return	36.50%	-.82%	7.46%	5.87%

The growth of $10,000 is cumulative.

50

Scudder Micro Cap Fund

Growth of an Assumed $250,000 Investment

☐ Scudder Micro Cap Fund - Institutional Class

☐ Russell 2000 Index++

[GRAPHIC]

Yearly periods ended September 30

Comparative Results*

Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $250,000	$332,800	$212,975	$580,650	$590,600
	Average annual total return	33.12%	-5.20%	18.36%	13.52%
Russell 2000 Index++	Growth of $250,000	$341,250	$243,875	$358,300	$367,350
	Average annual total return	36.50%	-.82%	7.46%	5.87%

		1-Year	3-Year	5-Year	Life of Class***
Investment Class	Growth of $10,000	$13,279	$8,463	$22,977	$19,195
	Average annual total return	32.79%	-5.41%	18.10%	11.27%
Russell 2000 Index++	Growth of $10,000	$13,650	$9,755	$14,332	$12,456
	Average annual total return	36.50%	-.82%	7.46%	3.68%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

*	Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.

***	Investment Class commenced operations on August 21, 1997. Index returns begin August 31, 1997.

[a]	Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002, are derived from the historical performance of Institutional Class shares of the Scudder Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

[c]	Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002, are derived from the historical performance of Institutional Class shares of the Scudder Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.

++	Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

51

Portfolio Summary September 30, 2003

Scudder Micro Cap Fund

Asset Allocation	9/30/03	9/30/02
Common Stocks	96%	88%
Cash Equivalents, net	4%	12%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02
Information Technology	38%	20%
Health Care	18%	17%
Consumer Discretionary	15%	23%
Industrials	10%	8%
Financials	10%	17%
Energy	3%	11%
Consumer Staples	3%	1%
Utilities	3%	3%

	100%	100%

Ten Largest Equity Holdings at September 30, 2003 (30.8% of Portfolio)

1. ANSYS, Inc. Developer of software solutions for design analysis	4.0%

2. Connetics Corp. Producer of pharmaceuticals	3.5%

3. Applied Films Corp. Manufacturer of film coatings for media presentations	3.3%

4. Harris Interactive, Inc. Provider of consulting services	3.2%

5. ChipPAC, Inc. Provider of semiconductor packaging and test services	3.0%

6. ManTech International Corp. Provider of information technology and technical services to the federal government	2.9%

7. Wabash National Corp. Manufacturer and marketer of truck trailers	2.8%

8. United Natural Foods, Inc. Distributor of natural foods and related products	2.8%

9. Valueclick, Inc. Provider of Internet advertising solutions for publisher of web sites and online advertisers	2.7%

10. Southwestern Energy Co. Distributors of natural gas and oil	2.6%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 71. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

52

Investment Portfolio as of September 30, 2003

Scudder Micro Cap Fund	Shares	Value ($)
Common Stocks 95.7%
Consumer Discretionary 13.9%
Auto Components 2.2%
Keystone Automotive Industries, Inc.*	118,200	2,564,940

Hotels, Restaurants & Leisure 4.3%
Red Robin Gourmet Burgers*	78,100	1,988,426
Shuffle Master, Inc.*	109,300	2,970,774

		4,959,200

Media 3.2%
Harris Interactive, Inc.*	533,200	3,753,728

Specialty Retail 3.3%
Hancock Fabrics, Inc.	130,500	2,059,290
Jos. A. Bank Clothiers, Inc.*	39,700	1,745,609

		3,804,899

Textiles, Apparel & Luxury Goods 0.9%
Quaker Fabric Corp.	155,400	1,053,612

Consumer Staples 2.8%
Food & Drug Retailing
United Natural Foods, Inc.*	96,300	3,196,197

Energy 2.9%
Energy Equipment & Services 0.9%
Dril-Quip, Inc.*	59,400	1,003,860

Oil & Gas 2.0%
Quicksilver Resources, Inc.*	48,200	1,177,526
Ultra Petroleum Corp.*	86,100	1,201,095

		2,378,621

Financials 9.2%
Banks 7.0%
BankUnited Financial Corp. “A”*	43,000	906,440
Dime Community Bancshares	64,600	1,485,800
Fidelity Bancshares, Inc.	79,400	2,085,044
Mercantile Bank Corp.	37,200	1,235,040
Wintrust Financial Corp.	63,400	2,388,278

		8,100,602

Diversified Financials 0.9%
Encore Capital Group Inc.*	90,100	1,054,170

Insurance 0.2%
Direct General Corp.*	7,100	177,997

Real Estate 1.1%
Newcastle Investment Corp. (REIT)	56,900	1,308,131

Health Care 17.5%
Biotechnology 2.4%
United Therapeutics Corp.*	121,100	2,735,649

Health Care Equipment & Supplies 5.6%
Advanced Neuromodulation Systems, Inc.*	64,500	2,573,550
Kensey Nash Corp.*	92,600	2,174,248
Zoll Medical Corp.*	54,900	1,759,545

		6,507,343

Health Care Providers & Services 3.9%
Centene Corp.*	82,100	2,495,019
Sierra Health Services, Inc.*	99,800	2,050,890

		4,545,909

Pharmaceuticals 5.6%
Adolor Corp.*	132,500	2,431,375
Connetics Corp.*	223,300	4,032,798

		6,464,173

53

Industrials 10.0%
Aerospace & Defense 0.6%
EDO Corp.	31,800	643,950

Air Freight & Logistics 0.0%
Dynamex, Inc.*	103	928

Commercial Services & Supplies 3.6%
Bright Horizons Family Solutions, Inc.*	29,500	1,178,525
CoStar Group, Inc.*	76,700	1,994,200
Marten Transport Ltd.*	38,000	991,800

		4,164,525

Machinery 4.5%
Lindsay Manufacturing Co.	101,500	2,040,150
Wabash National Corp.*	201,300	3,210,735

		5,250,885

Road & Rail 1.3%
Celadon Group, Inc.*	115,300	1,481,605

Information Technology 36.7%
Communications Equipment 2.6%
F5 Networks, Inc.*	156,300	3,007,212

Computers & Peripherals 3.3%
Applied Films Corp.*	130,300	3,873,819

Electronic Equipment & Instruments 4.5%
Craftmade International, Inc.	119,400	2,807,094
Identix, Inc.*	197,345	1,032,115
OSI Systems, Inc.*	78,700	1,361,510

		5,200,719

Internet Software & Services 6.9%
Digitas, Inc.*	387,100	2,810,346
Valueclick, Inc.*	371,800	3,126,838
WebMethods, Inc.*	260,100	2,075,598

		8,012,782

IT Consulting & Services 2.9%
ManTech International Corp. “A”*	135,000	3,358,800
Semiconductor Equipment & Products 4.0%
ChipPAC, Inc.*	586,500	3,454,485
Power Integrations, Inc.*	33,300	1,106,892
Sigmatel, Inc.*	3,800	78,318

		4,639,695

Software 12.5%
Agile Software Corp.*	261,300	2,487,576
ANSYS, Inc.*	129,400	4,598,876
Group 1 Software, Inc.*	149,300	2,682,921
Intervideo, Inc.*	87,900	1,885,455
RSA Security, Inc.*	128,000	1,827,840
Tradestation Group, Inc.*	123,100	919,803

		14,402,471

Utilities 2.7%
Gas Utilities
Southwestern Energy Co.*	169,100	3,060,710

Total Common Stocks (Cost $85,372,981)		110,707,132

	Principal Amount ($)	Value ($)
Certificate of Deposit 4.7%
State Street Bank, 0.5%, 10/1/2003 (Cost $5,417,000)	5,417,000	5,417,000

Scudder Micro Cap Fund	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $90,789,981) (a)	100.4	116,124,132

Other Assets and Liabilities, Net	(0.4)	(407,535)

Net Assets	100.0	115,716,597

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $91,019,471. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $25,104,661. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,028,448 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $923,787.

The accompanying notes are an integral part of the financial statements.

54

Financial Statements

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of September 30, 2003

Assets
Investments in securities, at value (cost $90,789,981)	$116,124,132
Cash	532
Receivable for investments sold	2,284,249
Dividends receivable	31,330
Interest receivable	75
Receivable for Fund shares sold	382,128
Other assets	36,399

Total assets	118,858,845

Liabilities
Payable for investments purchased	2,846,737
Payable for Fund shares redeemed	137,380
Accrued investment advisory fee	82,516
Other accrued expenses and payables	75,615

Total liabilities	3,142,248

Net assets, at value	$115,716,597

Net Assets
Net assets consist of: Accumulated net investment loss	(1,374)
Net unrealized appreciation (depreciation) on investments	25,334,151
Accumulated net realized gain (loss)	(14,810,291)
Paid-in capital	105,194,111

Net assets, at value	$115,716,597

The accompanying notes are an integral part of the financial statements.

55

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of September 30, 2003 (continued)

Net Asset Value
Class A Net Asset Value and redemption price per share ($10,913,274 / 584,019 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$18.69
Maximum offering price per share (100 / 94.25 of $18.69)	$19.83
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,249,551 / 175,498 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$18.52
Class C Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,829,878 / 260,868 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$18.51
Maximum offering price per share (100 / 99.00 of $18.51)	$18.70
Investment Class Net Asset Value, offering and redemption price per share ($17,900,207 / 958,622 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$18.67
Institutional Class Net Asset Value, offering and redemption price per share ($78,823,687 / 4,163,470 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$18.93

The accompanying notes are an integral part of the financial statements.

56

Scudder Micro Cap Fund

Statement of Operations for the year ended September 30, 2003

Investment Income
Dividends	$512,410
Interest	77,252

Total Income	589,662

Expenses:
Investment advisory fee	1,365,253
Administrator service fee	200,237
Distribution and shareholder servicing fees	86,082
Custody fees	26,404
Auditing	21,236
Legal	18,865
Reports to shareholders	18,829
Trustees’ fees and expenses	2,210
Registration fees	72,323
Other	7,327
Total expenses, before expense reductions	1,818,766
Expense reductions	(376,573)
Total expenses, after expense reductions	1,442,193

Net investment income (loss)	(852,531)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(10,409,423)
Net unrealized appreciation (depreciation) during the period on investments	39,153,860

Net gain (loss) on investment transactions	28,744,437

Net increase (decrease) in net assets resulting from operations	$27,891,906

The accompanying notes are an integral part of the financial statements.

57

Scudder Micro Cap Fund

Statement of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	$(852,531)	(531,729)
Net realized gain (loss) on investment transactions	(10,409,423)	(3,304,242)
Net unrealized appreciation (depreciation) on investment transactions during the period	39,153,860	(14,343,769)
Net increase (decrease) in net assets resulting from operations	27,891,906	(18,179,740)
Fund share transactions: Proceeds from shares sold	62,524,070	68,206,169
Cost of shares redeemed	(40,548,787)	(24,000,880)
Net increase (decrease) in net assets from Fund share transactions	21,975,283	44,205,289
Increase (decrease) in net assets	49,867,189	26,025,549
Net assets at beginning of period	65,849,408	39,823,859

Net assets at end of period (including accumulated net investment loss of $1,374 and $547, respectively)	$115,716,597	65,849,408

The accompanying notes are an integral part of the financial statements.

58

Financial Highlights

Scudder Micro Cap Fund

Class A

Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$14.07	$18.24

Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	.03
Net realized and unrealized gain (loss) on investment transactions	4.80	(4.20)

Total from investment operations	4.62	(4.17)

Net asset value, end of period	$18.69	$14.07

Total Return (%)[c]	32.84	(22.86	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	.6
Ratio of expenses before expense reductions (%)	2.16	2.22	*
Ratio of expenses after expense reductions (%)	1.74	1.74	*
Ratio of net investment income (loss) (%)	(1.09)	.70	*
Portfolio turnover rate (%)	74	66

[a]	For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

59

Scudder Micro Cap Fund

Class B

Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$14.04	$18.24

Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	4.78	(4.20)

Total from investment operations	4.48	(4.20)

Net asset value, end of period	$18.52	$14.04

Total Return (%)[d]	31.91	(23.03	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	.3
Ratio of expenses before expense reductions (%)	2.91	2.97	*
Ratio of expenses after expense reductions (%)	2.49	2.49	*
Ratio of net investment income (loss) (%)	(1.84)	(.05	)*
Portfolio turnover rate (%)	74	66

[a]	For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Amount is less than $0.005.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

60

Scudder Micro Cap Fund

Class C

Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$14.04	$18.24

Income (loss) from investment operations: Net investment income (loss)[b]	(.31)	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	4.78	(4.20)

Total from investment operations	4.47	(4.20)

Net asset value, end of period	$18.51	$14.04

Total Return (%)[d]	31.84	(23.03	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	.3
Ratio of expenses before expense reductions (%)	2.91	2.97	*
Ratio of expenses after expense reductions (%)	2.49	2.49	*
Ratio of net investment income (loss) (%)	(1.84)	(.05	)*
Portfolio turnover rate (%)	74	66

[a]	For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Amount is less than $0.005.

[d]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

61

Scudder Micro Cap Fund

Investment Class

Years Ended September 30,	2003	2002	2001	2000	1999[a]		1998[b]
Selected Per Share Data
Net asset value, beginning of period	$14.06	$17.05	$24.36	$16.12	$9.88		$12.62

Income (loss) from investment operations:
Net investment income (loss)	(.17)[c]	(.18)[c]	(.15)	(.14)	(.14)		(.06)
Net realized and unrealized gain (loss) on investment transactions	4.78	(2.81)	(5.33)	9.79	6.38		(2.19)

Total from investment operations	4.61	(2.99)	(5.48)	9.65	6.24		(2.25)

Less distributions from: Net realized gains on investment transactions	—	—	(1.83)	(1.41)	—		(.49)

Net asset value, end of period	$18.67	$14.06	$17.05	$24.36	$16.12		$9.88

Total Return (%)[d]	32.79	(17.54)	(22.71)	63.87	63.16	**	(18.33)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	12	7	5	1		1
Ratio of expenses before expense reductions (%)	2.16	2.21	2.23	2.55	3.25	*	2.68
Ratio of expenses after expense reductions (%)	1.74	1.74	1.74	1.74	1.74	*	1.74
Ratio of net investment income (loss) (%)	(1.09)	(1.02)	(1.03)	(1.05)	(1.29	)*	(.98)
Portfolio turnover rate (%)	74	66	79	137	115		85

[a]	For the eleven months ended September 30, 1999.

[b]	For the year ended October 31, 1998.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

62

Scudder Micro Cap Fund

Institutional Class

Years Ended September 30,	2003	2002	2001	2000	1999[a]		1998[b]
Selected Per Share Data
Net asset value, beginning of period	$14.22	$17.21	$24.52	$16.16	$9.90		$12.62

Income (loss) from investment operations:
Net investment income (loss)	(.14)[c]	(.14)[c]	(.13)	(.14)	(.14)		(.05)
Net realized and unrealized gain (loss) on investment transactions	4.85	(2.85)	(5.35)	9.91	6.40		(2.18)

Total from investment operations	4.71	(2.99)	(5.48)	9.77	6.26		(2.23)

Less distributions from:
Net realized gains on investment transactions	—	—	(1.83)	(1.41)	—		(.49)

Net asset value, end of period	$18.93	$14.22	$17.21	$24.52	$16.16		$9.90

Total Return (%)[d]	33.12	(17.37)	(22.55)	64.49	63.23	**	(18.16)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	52	33	37	17		14
Ratio of expenses before expense reductions (%)	1.91	1.96	1.98	2.30	3.00	*	2.59
Ratio of expenses after expense reductions (%)	1.49	1.49	1.49	1.49	1.49	*	1.49
Ratio of net investment income (loss) (%)	(.84)	(.77)	(.78)	(.78)	(1.07	)*	(.75)
Portfolio turnover rate (%)	74	66	79	137	115		85

[a]	For the eleven months ended September 30, 1999.

[b]	For the year ended October 31, 1998.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

63

Notes to Financial Statements

Scudder Micro Cap Fund

A. Significant Accounting Policies

Micro Cap Fund (“Scudder Micro Cap Fund” or the “Fund”) is a diversified series of Scudder MG Investments Trust (the “Trust”), formerly Morgan Grenfell Investment Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

64

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $6,650,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($1,687,000) and September 30, 2011 ($4,963,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $7,931,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$—
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(6,650,000)
Net unrealized appreciation (depreciation) on investments	$25,104,661

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $84,659,941 and $60,965,632, respectively.

65

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor and is also the Fund’s Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.50% for the Fund, computed and accrued daily and payable monthly.

For the year ended September 30, 2003, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.74%
Class B	2.49%
Class C	2.49%
Investment Class	1.74%
Institutional Class	1.49%

Accordingly, for the year ended September 30, 2003, the Advisor waived a portion of its fee pursuant to an Expense Limitation Agreement aggregating $376,573 and the amount imposed aggregated $988,680 which was equivalent to an annual effective rate of 1.09% of the Fund’s average daily net assets.

Administrator. For its services as Administrator, DeAM, Inc. receives a fee (the “Administrator Service Fee”) of 0.22% of the average daily net assets of the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee was $200,237 of which $22,134 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$13,595	$4,133
Class B	12,290	1,937
Class C	15,770	2,998

	$41,655	$9,068

66

In addition, SDI provides information and administrative services (“Shareholder Servicing Fee”) to Class B, C and Investment Class shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class B	$4,096		$1,214.25%
Class C	5,257		1,829.25%
Investment Class	35,074		11,184.25%

	$44,427		$14,227

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2003 aggregated $11,765. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended September 30, 2003.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for the Fund’s Class B and Class C shares was $3,200 and $531, respectively.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

Prior to April 11, 2003, the Fund and several other affiliated funds (the “Participants”) shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Fund and several other affiliated funds (the “Participants”) entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

67

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	580,974	$9,280,233	81,108	$1,208,109
Class B	176,480	2,818,390	18,588	278,040
Class C	269,304	4,320,522	17,886	270,877
Investment Class	678,872	11,349,080	977,800	18,792,257
Institutional Class	2,203,386	34,755,845	2,558,588	47,656,886

		$62,524,070		$68,206,169

Shares redeemed
Class A	(74,483)	$(1,221,233)	(3,580)	$(51,589)
Class B	(19,570)	(309,042)	—	—
Class C	(26,322)	(416,546)	—	—
Investment Class	(561,094)	(9,441,743)	(524,990)	(9,299,332)
Institutional Class	(1,726,837)	(29,160,223)	(801,665)	(14,649,959)

		$(40,548,787)		$(24,000,880)

Net increase (decrease)
Class A	506,491	$8,059,000	77,528	$1,156,520
Class B	156,910	2,509,348	18,588	278,040
Class C	242,982	3,903,976	17,886	270,877
Investment Class	117,778	1,907,337	452,810	9,492,925
Institutional Class	476,549	5,595,622	1,756,923	33,006,927

		$21,975,283		$44,205,289

*	For Class A, B and C shares for the period June 28, 2002 (commencement of sales ) to September 30, 2002.

F. Other Information

Effective April 7, 2003, State Street Bank and Trust Company (“State Street”) is the Fund’s custodian. Prior to April 7, 2003, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02110, served as custodian for the Fund.

68

Report of Independent Auditors

To the Trustees of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) and Shareholders of Micro Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Micro Cap Fund (the “Fund”) at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston Massachusetts November 24, 2003	PricewaterhouseCoopers LLP

69

Trustees and Officers

Independent Trustees

Name, Date of Birth, Position with the Funds and Length of Time Served[1],[2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).	68

S. Leland Dill 3/28/30 Trustee since 1986 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66

Martin J. Gruber 7/15/37 Trustee since 1999 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66

Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).	66

Richard J. Herring 2/18/46 Trustee since 1999 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66

Graham E. Jones 1/31/33 Trustee since 2002 for the Scudder Advisor Funds Trustee since 1993 for the Scudder MG Investments Trust	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66

Philip Saunders, Jr. 10/11/35 Trustee since 1986 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66

William N. Searcy 9/03/46 Trustee since 2002 for the Scudder Advisor Funds Trustee since 1993 for the Scudder MG Investments Trust	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66

Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).

*       Inception date of the corporation which was the predecessor to the L.L.C.

		69

70

Interested Trustee

Name, Date of Birth, Position with the Funds and Length of Time Served[1],[2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).	201

71

Officers

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 President since 2003	See information presented under Interested Director.

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).

Daniel O. Hirsch 3/27/54 Vice President since 2000 and Secretary since 1999 for the Scudder Advisor Funds Vice President since 2001 and Secretary since 1999 for the Scudder MG Investments Trust	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Kathleen Sullivan D’Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.

Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

[2]	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which Scudder Small and Mid Cap Funds are a series, and Scudder MG Investments Trust of which Scudder Micro Cap Fund is a series.

[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[4]	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

[5]	Address: Two International Place, Boston, Massachusetts.

The fund’s Statement of Additional Information includes additional information about the fund’s directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

72

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

73

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.

Web Site

scudder.com

Click “Retirement Plans” to reallocate assets, process transactions and review your funds through our secure online account access. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.

Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder Mid Cap Fund	Scudder Small Cap Fund	Scudder Micro Cap Fund
Class A	Nasdaq Symbol	SMCAX	SSDAX	SMFAX
	CUSIP Number	81111R 882	81111R 791	81116P 634
Class B	Nasdaq Symbol	SMCBX	SSDBX	SMFBX
	CUSIP Number	81111R 874	81111R 783	81116P 626
Class C	Nasdaq Symbol	SMCCX	SSDCX	SMFCX
	CUSIP Number	81111R 866	81111R 775	81116P 618
Class R*	Nasdaq Symbol	SMCRX	SSDRX	N/A
	CUSIP Number	81111R726	81111R718	N/A
Investment Class	Nasdaq Symbol	BTCAX	BTSCX	MMFSX
	CUSIP Number	81111R 841	81111R 767	81116P 584
Institutional Class	Nasdaq Symbol	BTEAX	N/A	MGMCX
	CUSIP Number	81111R 858	N/A	81116P 592

*	Scudder Mid Cap Fund Class R shares commenced operations on July 1, 2003. Scudder Small Cap Fund Class R shares commenced operations on October 1, 2003.

[GRAPHIC]

74

ITEM 2.	CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Mid Cap Fund and Scudder Small Cap Fund have adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. S. Leland Dill. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not currently applicable.

ITEM 5.	[RESERVED]

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

75

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder Mid Cap Fund

By:	/s/ Richard T. Hale
Richard T. Hale Chief Executive Officer

Date:	November 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder Mid Cap Fund

By:	/s/ Richard T. Hale
Richard T. Hale Chief Executive Officer

Date:	November 24, 2003

By:	/s/ Charles A. Rizzo
Charles A. Rizzo Chief Financial Officer

Date:	November 24, 2003

76

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder Small Cap Fund

By:	/s/ Richard T. Hale
Richard T. Hale Chief Executive Officer

Date:	November 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder Small Cap Fund

By:	/s/ Richard T. Hale
Richard T. Hale Chief Executive Officer

Date:	November 24, 2003

77

STATEMENT OF ADDITIONAL INFORMATION

One South Street

Baltimore, MD 21202

1-410-895-5000

RELATING TO THE ACQUISITION BY SCUDDER ADVISOR FUNDS—SCUDDER

SMALL CAP GROWTH FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF SCUDDER 21st CENTURY GROWTH FUND

(THE “ACQUIRED FUND”).

Dated: August     , 2004

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information.

The unaudited pro forma financial statements, are intended to present the financial condition and related results of operations of the Acquiring Fund and the Acquired Fund as if the Merger had been consummated on March 31, 2004.

1.	Class A, B, C and R Statement of Additional Information for the Acquiring Fund, dated February 1, 2004.

2.	Class S and Class AARP Statement of Additional Information for the Acquiring Fund, dated August 22, 2004.

3.	Institutional Class Statement of Additional Information for the Acquiring Fund, dated August 22, 2004.

4.	Class A, B, C and I Statement of Additional Information for the Acquired Fund, dated December 1, 2003.

5.	Class S and Class AARP Statement of Additional Information for the Acquired Fund, dated December 1, 2003.

6.	Annual Report of the Acquiring Fund for the year ended September 30, 2003.

7.	Semi-Annual Report of the Acquiring Fund for the semi-annual period ended March 31, 2004.

8.	Annual Report of the Acquired Fund for the year ended July 31, 2003.

9.	Semi-Annual Report of the Acquired Fund for the semi-annual period ended January 31, 2004.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated August     , 2004, relating to the above-referenced matter may

be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

Pro Forma

Portfolio of Investments

as of March 31, 2004

(Unaudited)

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
Common Stocks 95.1%
Consumer Discretionary 17.5%
Auto Components 0.6%
Keystone Automotive Industries, Inc.		126,000	126,000		3,447,360	3,447,360

Automobiles 1.4%
Thor Industries, Inc.	196,200	88,800	285,000	5,269,932	2,385,168	7,655,100

Hotels Restaurants & Leisure 6.1%
Alliance Gaming Corp.	220,300	98,500	318,800	7,078,239	3,164,805	10,243,044
Panera Bread Co. “A”	143,800	59,000	202,800	5,596,696	2,296,280	7,892,976
RARE Hospitality International, Inc.	145,200	71,900	217,100	4,029,300	1,995,225	6,024,525
Shuffle Master, Inc.	161,800	52,000	213,800	7,522,082	2,417,480	9,939,562

				24,226,317	9,873,790	34,100,107

Household Durables 0.9%
Furniture Brands International, Inc.	148,000		148,000	4,765,600		4,765,600

Internet & Catalog Retail 0.6%
Sharper Image Corp.	108,100		108,100	3,521,898		3,521,898

Media 1.4%
Harris Interactive, Inc.	457,300		457,300	3,855,039		3,855,039
Journal Communications, Inc. “A”	201,100		201,100	4,022,000		4,022,000

				7,877,039		7,877,039

Multiline Retail 0.6%
Freds, Inc.	141,100		141,100	3,424,497		3,424,497

Specialty Retail 4.3%
Cost Plus, Inc.	138,700	64,000	202,700	5,790,725	2,672,000	8,462,725
Hancock Fabrics, Inc.		142,500	142,500		2,264,325	2,264,325
Jos. A. Bank Clothiers, Inc.	242,800	123,450	366,250	8,740,800	4,444,200	13,185,000

				14,531,525	9,380,525	23,912,050

Textiles, Apparel & Luxury Goods 1.6%
Carter’s, Inc.	125,200		125,200	3,579,468		3,579,468
Gildan Activewear, Inc. “A”	125,000	40,400	165,400	3,918,750	1,266,540	5,185,290

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
				7,498,218	1,266,540	8,764,758

Consumer Staples 3.5%
Food & Drug Retailing 3.5%
United Natural Foods, Inc.	289,300	109,000	398,300	13,912,437	5,241,810	19,154,247

Energy 5.0%
Energy Equipment & Services 2.4%
FMC Technologies, Inc.	271,800	98,500	370,300	7,346,754	2,662,455	10,009,209
Unit Corp.		126,700	126,700		3,474,114	3,474,114

				7,346,754	6,136,569	13,483,323

Oil & Gas 2.6%
Ultra Petroleum Corp.	241,900		241,900	7,259,419		7,259,419
Western Gas Resources, Inc.	95,700	45,100	140,800	4,866,345	2,293,335	7,159,680

				12,125,764	2,293,335	14,419,099

Financials 12.1%
Banks 0.6%
First Niagara Financial Group	239,200		239,200	3,265,080		3,265,080

Diversified Financial Services 9.6%
Affiliated Managers Group, Inc.	169,650	65,550	235,200	9,259,497	3,577,719	12,837,216
Investment Technology Group, Inc.	363,800		363,800	5,566,140		5,566,140
Jefferies Group, Inc.		98,600	98,600		3,483,538	3,483,538
Labranche & Co., Inc.	342,600	129,100	471,700	3,840,546	1,447,211	5,287,757
National Financial Partners Corp.	181,100	58,600	239,700	5,840,475	1,889,850	7,730,325
Piper Jaffray Companies, Inc.	127,300	56,000	183,300	6,893,295	3,032,400	9,925,695
The First Marblehead Corp.	183,400	77,500	260,900	5,401,130	2,282,375	7,683,505
TNS, Inc.	17,900	8,300	26,200	342,785	158,945	501,730

				37,143,868	15,872,038	53,015,906

Insurance 1.9%
Direct General Corp.	136,600		136,600	4,944,920		4,944,920
Platinum Underwriters Holdings Ltd.	124,700		124,700	3,996,635		3,996,635
Triad Guaranty, Inc.		33,400	33,400		1,761,850	1,761,850

				8,941,555	1,761,850	10,703,405

Health Care 15.2%
Biotechnology 4.6%
Digene Corp.		76,300	76,300		2,621,668	2,621,668
Exact Sciences Corp.		275,700	275,700		2,142,189	2,142,189
Martek Biosciences Corp.	101,900	78,900	180,800	5,808,300	4,497,300	10,305,600

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
Neurocrine Biosciences, Inc.	130,300	43,700	174,000	7,700,730	2,582,670	10,283,400

				13,509,030	11,843,827	25,352,857

Health Care Equipment & Supplies 4.6%
Cooper Companies, Inc.	198,300		198,300	10,708,200		10,708,200
Edwards Lifesciences Corp.	241,700		241,700	7,722,315		7,722,315
ICU Medical, Inc.		93,900	93,900		2,851,743	2,851,743
Ocular Sciences, Inc.		77,900	77,900		2,270,785	2,270,785
PSS World Medical, Inc.		182,400	182,400		2,041,056	2,041,056

				18,430,515	7,163,584	25,594,099

Health Care Providers & Services 2.0%
Apria Healthcare Group, Inc.		51,700	51,700		1,547,898	1,547,898
Beverly Enterprises, Inc.	945,100		945,100	6,048,640		6,048,640
Centene Corp.	119,800		119,800	3,664,682		3,664,682

				9,713,322	1,547,898	11,261,220

Pharmaceuticals 4.0%
Able Laboratories, Inc.		91,200	91,200		1,781,136	1,781,136
Connetics Corp.		184,300	184,300		4,085,931	4,085,931
NeighborCare, Inc.	231,000		231,000	5,601,750		5,601,750
NPS Pharmaceuticals, Inc.	265,900	100,400	366,300	7,591,445	2,866,420	10,457,865

				13,193,195	8,733,487	21,926,682

Industrials 9.3%
Airlines 2.0%
Frontier Airlines, Inc.	105,200	57,100	162,300	1,096,184	594,982	1,691,166
SkyWest, Inc.	284,500	197,300	481,800	5,473,780	3,796,052	9,269,832

				6,569,964	4,391,034	10,960,998

Commercial Services & Supplies 1.2%
Bright Horizons Family Solutions, Inc.		37,100	37,100		1,749,636	1,749,636
CoStar Group, Inc.		42,800	42,800		1,578,892	1,578,892
ITT Educational Services, Inc.	115,600		115,600	3,606,720		3,606,720

				3,606,720	3,328,528	6,935,248

Construction & Engineering 0.5%
Quanta Services, Inc.	425,100		425,100	3,009,708		3,009,708

Electrical Equipment 1.1%
General Cable Corp.	418,600	182,100	600,700	3,089,268	1,343,898	4,433,166

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
Ultralife Batteries, Inc.		77,800	77,800		1,659,474	1,659,474

				3,089,268	3,003,372	6,092,640

Machinery 1.6%
Joy Global, Inc.	311,300		311,300	8,738,191		8,738,191

Road & Rail 1.9%
Heartland Express, Inc.	210,521	80,726	291,247	4,795,668	1,838,938	6,634,606
USF Corp.	106,400		106,400	3,641,008		3,641,008

				8,436,676	1,838,938	10,275,614

Transportation Infrastructure 1.0%
Overnite Corp.	168,200	72,100	240,300	3,868,600	1,658,300	5,526,900

Information Technology 28.3%
Communications Equipment 4.5%
Adaptec, Inc.		349,000	349,000		3,057,240	3,057,240
Avocent Corp.	228,600		228,600	8,410,194		8,410,194
Equinix, Inc.	55,900		55,900	2,024,195		2,024,195
Extreme Networks, Inc.	389,900		389,900	2,811,179		2,811,179
NetScreen Technologies, Inc.		94,500	94,500		3,442,635	3,442,635
Westell Technologies, Inc. “A”	754,700		754,700	5,509,310		5,509,310

				18,754,878	6,499,875	25,254,753

Computers & Peripherals 2.1%
Applied Films Corp.	196,900		196,900	5,493,510		5,493,510
Mobility Electronics, Inc.		293,900	293,900		2,674,196	2,674,196
Synaptics, Inc.		192,100	192,100		3,369,434	3,369,434

				5,493,510	6,043,630	11,537,140

Electronic Equipment & Instruments 2.7%
Digital Theater Systems, Inc.		133,100	133,100		3,411,353	3,411,353
Global Imaging Systems, Inc.	128,000		128,000	4,252,160		4,252,160
Identix, Inc.		435,961	435,961		2,519,419	2,519,419
Vishay Intertechnology, Inc.		229,900	229,900		4,906,066	4,906,066

				4,252,160	10,836,838	15,088,998

IT Consulting & Services 1.1%
CACI International, Inc. “A”	136,500		136,500	5,869,500		5,869,500

Semiconductors & Semiconductor Equipment 12.0%
AMIS Holdings, Inc.	360,000	213,100	573,100	5,842,800	3,458,613	9,301,413

	Small Cap Growth Par/Share Amount	21st Century Par/Share Amount	Pro Forma Combined Par/Shares Amount	Small Cap Growth Market Value ($)	21st Century Market Value ($)	Pro Forma Combined Market Value ($)
Applied Micro Circuits Corp.		646,500	646,500		3,717,375	3,717,375
ATMI, Inc.		61,600	61,600		1,621,312	1,621,312
Cree, Inc.	278,900		278,900	6,219,470		6,219,470
DSP Group, Inc.	415,600		415,600	10,693,388		10,693,388
LTX Corp.	402,100		402,100	6,071,710		6,071,710
Micrel, Inc.	436,200	241,400	677,600	5,823,270	3,222,690	9,045,960
Microsemi Corp.	626,000		626,000	8,563,680		8,563,680
Semtech Corp.		52,900	52,900		1,207,707	1,207,707
Skyworks Solutions, Inc.	734,800		734,800	8,567,768		8,567,768
Varian Semiconductor Equipment Associates, Inc.		39,300	39,300		1,650,600	1,650,600

				51,782,086	14,878,297	66,660,383

Software 5.9%
Interwoven, Inc.		403,125	403,125		4,019,156	4,019,156
Kronos, Inc.		102,300	102,300		3,327,819	3,327,819
Macromedia, Inc.		171,300	171,300		3,437,991	3,437,991
NetIQ Corp.		404,200	404,200		5,642,632	5,642,632
THQ, Inc.	182,000	90,700	272,700	3,681,860	1,834,861	5,516,721
Universal Technical Institute, Inc.	188,800	77,700	266,500	7,561,440	3,111,885	10,673,325

				11,243,300	21,374,344	32,617,644

Materials 4.2%
Chemicals 0.4%
Compass Minerals International, Inc.	78,300	34,400	112,700	1,283,337	563,816	1,847,153

Containers & Packaging 1.7%
Packaging Corp. of America	350,000	77,800	427,800	7,896,000	1,755,168	9,651,168

Metals & Mining 2.1%
Peabody Energy Corp.	141,400		141,400	6,576,514		6,576,514
Steel Dynamics, Inc.	201,600		201,600	4,995,648		4,995,648

				11,572,162		11,572,162

Total Common Stocks (Cost $307,916,540, $137,840,974 and $445,757,514 respectively)				364,162,606	163,119,921	527,282,527

Cash Equivalents 4.9%
Scudder Cash Management OP Trust 1.10%	26,484,466	893,261	27,377,727	26,484,466	893,261	27,377,727

Total Cash Equivalents (Cost $26,484,466, $893,261 and $27,377,727 respectively)				26,484,466	893,261	27,377,727

Total Investment Portfolio (Cost $334,401,006, $138,734,235 and $473,135,241 respectively)				390,647,072	164,013,182	554,660,254

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of Scudder Small Cap Growth Fund and Scudder 21st Century Growth Fund as of March 31, 2004 as adjusted giving effect to the Reorganization discussed herein (1).

	Acquiring Fund	Acquired Fund
	Small Cap Growth Fund	21st Century Growth Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A shares	$33,538,055	$27,069,699	$—	$60,607,754
Class B shares	3,108,090	6,341,629	—	9,449,719
Class C shares	4,315,950	6,122,590	—	10,438,540
Investment Class shares	351,033,375	—	—	351,033,375
Class I shares (2)	—	2,799,155	—	2,799,155
Class R shares	1,168,385	—	—	1,168,385
Class S shares	—	120,458,780	—	120,458,780
Class AARP shares	—	4,234,298	—	4,234,298

Total Net Assets	$393,163,855	$167,026,151		$560,190,006

Shares Outstanding
Class A shares	1,494,303	1,998,967	(792,652)	2,700,618
Class B shares	140,238	483,057	(196,882)	426,413
Class C shares	194,743	465,900	(189,610)	471,033
Investment Class shares	15,639,470	—	—	15,639,470
Class I shares (2)	—	203,014	(78,274)	124,740
Class R shares	51,992	—	—	51,992
Class S shares	—	8,803,299	(3,435,261)	5,368,038
Class AARP shares	—	308,969	(120,275)	188,694
Net Asset Value per Share
Class A shares	$22.44	$13.54		$22.44
Class B shares	$22.16	$13.13		$22.16
Class C shares	$22.16	$13.14		$22.16
Investment Class shares	$22.45	$—		$22.45
Class I shares (2)	$—	$13.79		$22.44
Class R shares	$22.47	$—		$22.47
Class S shares	$—	$13.68		$22.44
Class AARP shares	$—	$13.70		$22.44

1)	Assumes the Reorganization had been consummated on March 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Small Cap Growth Fund will be received by the shareholders of the Scudder 21st Century Growth Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Small Cap Growth Fund that actually will be received on or after such date.

2)	The “Class I” shares will be renamed “Institutional Class shares” shares upon the completion of the Reorganization.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND

LIABILITIES AS OF MARCH 31, 2004 (UNAUDITED)

	Acquiring Fund	Acquired Fund
	Small Cap Growth Fund	21st Century Growth Fund	Pro Forma Adjustments		Pro Forma Combined
Investments, at value	$390,647,072	$164,013,182	$		$554,660,254
Cash	—	—			—
Other assets less liabilities	2,516,783	3,012,969		—	5,529,752

Total Net assets	$393,163,855	$167,026,151		$—	$560,190,006

Net Assets
Class A shares	$33,538,055	$27,069,699	$		$60,607,754
Class B shares	3,108,090	6,341,629			9,449,719
Class C shares	4,315,950	6,122,590			10,438,540
Investment Class shares	351,033,375	—			351,033,375
Class I shares (7)	—	2,799,155			2,799,155
Class R shares	1,168,385	—			1,168,385
Class S shares	—	120,458,780			120,458,780
Class AARP shares	—	4,234,298			4,234,298

Total Net Assets	$393,163,855	$167,026,151			$560,190,006

Shares Outstanding
Class A shares	1,494,303	$1,998,967		(792,652)	2,700,618
Class B shares	140,238	483,057		(196,882)	426,413
Class C shares	194,743	465,900		(189,610)	471,033
Investment Class shares	15,639,470	—		—	15,639,470
Class I shares (7)	—	203,014		(78,274)	124,740
Class R shares	51,992	—		—	51,992
Class S shares	—	8,803,299		(3,435,261)	5,368,038
Class AARP shares	—	308,969		(120,275)	188,694
Net Asset Value per Share
Class A shares	$22.44	$13.54			$22.44
Class B shares	$22.16	$13.13			$22.16
Class C shares	$22.16	$13.14			$22.16
Investment Class shares	$22.45	$—			$22.45
Class I shares (7)	$—	$13.79			$22.44
Class R shares	$22.47	$—			$22.47
Class S shares	$—	$13.68			$22.44
Class AARP shares	$—	$13.70			$22.44

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2004 (UNAUDITED)

	Acquiring Fund	Acquired Fund
	Small Cap Growth Fund	21st Century Growth Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$1,038,239	369,871	$—		$1,408,110
Total Investment Income	1,038,239	369,871	—		1,408,110

Expenses
Management fees	2,154,477	1,213,023	(129,680	)(2)	3,237,820
Administrator service fee	2,110,503	—	646,889	(3)	2,757,392
Administrative fee	—	731,461	(731,461	)(4)	—
Distribution service fees	112,330	162,788			275,118
Auditing	52,302	—	7,098	(5)	59,400
Legal	42,480	—	16,396	(5)	58,876
Trustees’ fees and expenses	13,020	7,285	5,000	(5)	25,305
Reports to shareholders	11,729	—	74,345	(5)	86,074
Registration fees	78,501	—	5,000	(5)	83,501
Other expenses	20,802	2,270			23,072

Total expenses before reductions	4,596,144	2,116,827	(106,413)		6,606,558
Expense reductions	(349,075)	—	(235,727	)(7)	(584,802)

Expenses, net	4,247,069	2,116,827	(342,140)		6,021,756

Net investment income (loss)	(3,208,830)	(1,746,956)	342,140		(4,613,646)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments and foreign currency related transactions	30,580,088	26,309,118	—		56,889,206
Net unrealized appreciation (depreciation) of investments and foreign currency related transactions	79,018,369	33,077,240	—		112,095,609

Net increase in net assets from operations	$106,389,627	$57,639,402	$342,140		$164,371,169

Notes to Pro Forma Combining Financial Statements

(Unaudited)

March 31, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended March 31, 2004 for Scudder Small Cap Growth Fund and Scudder 21st Century Fund as adjusted giving effect to the Reorganization as if it had occurred as of March 31, 2004. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2.	Represents reduction in management fees resulting from the utilization of Small Cap Growth Fund’s management agreement for the pro-forma combined net assets.

3.	Represents increase in Administrator’s Service Fee due to the increase in net assets resulting from the Reorganization.

4.	Represents a reduction in expense as Small Cap Growth Fund does not have an Administrative Fee.

5.	Represents estimated increase in expenses as a result of Small Cap Growth Fund being responsible for certain expenses formerly covered under the Administrative Fee of Scudder 21st Century.

6.	Represents estimated increase in expense resulting from the Reorganization.

7.	The “Class I” shares will be renamed “Institutional Class shares” as of August 13, 2004.

8.	Represents increase in expense reductions as a result of the implementation of Small Cap Growth Fund’s expense limitations.

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2004

Scudder Advisor Funds

Mid Cap Fund – Investment Class

Mid Cap Fund – Institutional Class

Mid Cap Fund – Class A Shares

Mid Cap Fund – Class B Shares

Mid Cap Fund – Class C Shares

Mid Cap Fund – Class R Shares

Small Cap Fund – Investment Class

Small Cap Fund – Class A Shares

Small Cap Fund – Class B Shares

Small Cap Fund – Class C Shares

Small Cap Fund – Class R Shares

Scudder Advisor Funds (the “Trust”) is an open-end, management investment company consisting of a number of separate investment funds. The shares of Mid Cap Fund and Small Cap Fund (each, a “Fund” and together the “Funds”) – are described herein. Mid Cap Fund currently offers six classes of shares, Investment Class, Institutional Class and Class A, B, C and R Shares. Small Cap Fund currently offers five classes of shares, Investment Class, Class A, B, C and R Shares. Each of the Funds is a separate series of the Trust.

Prior to March 28, 2002, Mid Cap Fund and Small Cap Fund invested all of their investable assets in diversified open-end management investment companies having the same investment objectives as each Fund. These investment companies were Capital Appreciation Portfolio and Small Cap Portfolio, respectively (each, a “Portfolio” and collectively, the “Portfolios”). Since March 28, 2002 each Fund is now operating as a stand-alone mutual fund that directly acquires and manages its own portfolio of securities. Mid Cap Fund and Small Cap Fund may in the future seek to achieve their investment objectives by investing all of their net assets in investment companies having the same investment policies and restrictions as those applicable to each Fund.

Shares of the Funds are sold by Scudder Distributors, Inc. (“SDI”), the Trust’s Distributor, to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. (“DeAM, Inc.”), the Funds’ investment advisor (the “Advisor”), and to clients and customers of other organizations.

The Prospectuses for Mid Cap Fund and Small Cap Fund are dated February 1, 2004 (collectively, the “Prospectuses”). The Prospectuses provide the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with that Fund’s Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service

Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with DeAM, Inc.). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust’s Prospectuses. The audited financial statements for each Fund for the fiscal year ended September 30, 2003, are incorporated herein by reference to the Annual Reports to shareholders for the Funds dated September 30, 2003. A copy of the Funds’ Annual Report may be obtained without charge by calling 1-800-621-1048 (Institutional shares, call 900-730-1313).

i

ii

INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

Investment Objectives

Both Mid Cap Fund’s and Small Cap Fund’s investment objectives are long-term capital growth. The production of any current income is secondary to each Fund’s investment objective, and there can, of course, be no assurance that either Fund will achieve its investment objective.

Under normal circumstances, Mid Cap Fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies.

Under normal circumstances, Small Cap Fund invests at least 80% of its assets, determined at the time of purchase, in the stock, and other securities with equity characteristics, of smaller capitalization companies. The Advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.

Investment Restrictions

Fundamental Policies. The following investment restrictions are “fundamental policies” of each Fund and may not be changed with respect to the Fund without the approval of a “majority of the outstanding voting securities” of the Fund, as the case may be. “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Whenever the Trust is requested to vote on a fundamental policy of a Fund, the Trust will hold a meeting of the corresponding Fund’s shareholders and will cast its vote as instructed by that Fund’s shareholders. The Fund’s shareholders who do not vote will not affect the Trust’s votes at the Fund’s meeting. The percentage of the Trust’s votes representing Fund’s shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund’s shareholders who do, in fact, vote.

No Fund may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1)

borrow money or mortgage or hypothecate assets of the Fund, in excess of 5% of the Fund’s total assets (taken at cost); except that in an amount not to exceed 1/3 of the current value of the Fund’s net assets, it may borrow money (but only as a temporary measure for extraordinary or emergency purposes) in the case of the Small Cap Fund and Mid Cap Fund and enter into reverse repurchase agreements or dollar roll transactions; and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction; and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption “Additional Restrictions” below (as an operating policy, the Fund may not engage in dollar-roll transactions);

(2)	underwrite securities issued by other persons except insofar as the Fund (Trust) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3)	make loans to other persons except: (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4)	purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5)	concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of a Fund’s investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6)	issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7)	with respect to 75% of each Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, US government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies, the Fund will not as a matter of non-fundamental operating policy

(i)	borrow money (including through reverse repurchase or forward roll transactions), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii)	pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii)	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv)	sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund’s net assets or 2.0% of the securities of any class of any US issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Fund contemporaneously owns or where the Fund has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Funds currently do not engage in short selling);

(v)	invest for the purpose of exercising control or management of another company;

(vi)	purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund, unless permitted to exceed these limitations an exemptive order of the SEC; provided further, that except in t case of a merger or consolidation, the Fund shall not purchase securities of any open-end investment company unless (1) the Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with the investment;

(vii)	invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board to be liquid).

(viii)

write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund’s net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund’s obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);

(ix)	buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund’s total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund’s total assets.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

Investment Policies

The following is a chart of the various types of securities and investment strategies each Fund may employ. Unless otherwise indicated, each Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If a Fund’s investment in a particular type of security is limited to a certain percentage of a Fund’s assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategies may be used by each Fund.

INVESTMENT PRACTICE	Mid Cap Fund	Small Cap
KEY TO TABLE:

I Permitted without stated limit

II Permitted without stated limit, but not expected to be used to a significant extent

X Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

INVESTMENT PRACTICE	Mid Cap Fund	Small Cap
EQUITY SECURITIES
Common Stock	I	I
Warrants	I	I
Preferred Stock	I	I
Convertible Securities	I	I
Medium Capitalization Stocks	I	II
Small Capitalization Stocks	II	I
Micro Capitalization Stocks	II	II

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments	35% (total)-	35% (total)-
Obligations of Banks and Other Financial Institutions	35% (total)	35% (total)
Certificates of Deposit and Banker’s Acceptances	35% (total)	35% (total)
Commercial Paper	35% (total)	35% (total)
Variable Rate Master Demand Notes	35%, (total)	35% (total)
U.S. Government Securities	I	I
Custodial Receipts	X	X
Zero Coupon Securities and Deferred Interest Bonds	II	II
Variable Rate Securities	X	X
Inverse Floating Rate Securities	X	X
Lower-Rated Debt Securities	X	X
Registered Loans	X	X
Put Bonds	X	X
Other Debt Obligations	X	X

DERIVATIVE SECURITIES (OPTIONS)
Options on Securities	I	I
Options on Securities Indices	I	I
Options on Non-US Securities Indices	I	I

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
Futures Contracts	I	I
Futures Contracts on Securities Indices	I	I
Options on Futures Contracts (including Contracts on Security Indices)	I	I

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
Hedging Strategies	II	II

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
Government Guaranteed Mortgage-Backed Securities	II	II
Ginnie Mae Certificates	I	I
Fannie Mae Certificates	I	I
Freddie Mac Certificates	I	I
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)	X	X
Private Issued Mortgage-Backed Securities	X	X

INVESTMENT PRACTICE	Mid Cap Fund	Small Cap
Mortgage Pass-Through Securities	X	X
Stripped-Mortgage Backed Securities	X	X
Adjustable Rate Mortgages	X	X
Asset-Backed Securities	I	I

SECURITIES OF NON-U.S. ISSUERS
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)	I	I
Foreign Corporate Debt Securities	II	II
Foreign Government Debt Securities	II	II
Investments in Emerging Markets	X	X

CURRENCY MANAGEMENT
Currency Exchange Transactions	I	I
Currency Hedging Transactions	I	I
Cross Hedging	II	II
Forward Currency Exchange Contracts	I	I
Options on Foreign Currencies	I	I
Rating Services	I	I

OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities	15% (net)	15% (net)
TBA Commitments	X	X
When-Issued and Delayed Delivery Securities	I	I
Repurchase Agreements	I	I
Reverse Repurchase Agreements	33 1/3% (net)	33 1/3% (net)
Mortgage Dollar Rolls	33 1/3% (net)	33 1/3% (net)
Lending of Portfolio Securities	30% (total)	30% (total)
Borrowing	33 1/3% (net)	33 1/3%8 (net)
Short Sales	25% (net)	25% (net)
Concentration of Investment.	25% (total)	25% (total)
Other Investment Companies	10% (total)	10% (total)
Temporary Defensive Investments	I	I

Equity Securities

General. The Funds may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the moat junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Funds, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Funds may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Funds could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders. In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization and Small-Capitalization Stocks. Lesser known companies with medium- and small-market capitalizations frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.

In addition, investing in the securities of these companies also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

In addition, many medium- and small-market capitalization companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and ask prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

Investing in Foreign Securities. Each Fund will, under normal market conditions, invest a significant portion of its assets in foreign securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Funds’ foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition or (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds’ operations, Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the Untied States. Any foreign investments made by the Funds must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

The Funds’ foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. The settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. Furthermore, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Trading in Foreign Securities. Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Fixed Income Securities and Money Market Instruments

General. Although not a principal investment, each Fund may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Fund’s securities portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

To the extent that a Fund does so in periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of a Fund’s investment portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a fund invests in fixed income securities, the net asset value can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose a Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Short-Term Instruments. When a Fund experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Funds may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. Each Fund may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day to day operating purposes. In addition, when in the Advisor’s opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of either Fund’s assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker’s acceptances; and (5) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities that the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

Each Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See “Zero Coupon Securities.”

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Funds must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Funds, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Funds may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Funds may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”)); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

Investments in American, European, Global and International Depository Receipts. The Funds may invest in non-US securities in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), or International Depository Receipts (“IDRs”). ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Zero Coupon Securities and Deferred Interest Bonds. The Funds may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds’ distribution obligations. See “Taxes.”

Repurchase Agreements. The Funds may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Funds’ Board of Trustees. Under the terms of a typical repurchase agreement, the Funds would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed price and time, thereby determining the yield during the Funds’ holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds’ holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. Each Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Funds may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Funds could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). At the time a Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.

Mortgage Dollar Rolls. The Funds may enter into mortgage “dollar rolls” in which a Fund sell securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, each Fund forgoes principal and interest paid on the securities. The Funds are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) or fee income and by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls. At the time a Fund enter into dollar roll transactions, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”); securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities, discussed in greater detail below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the “SEC”) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund’s limit on the purchase of illiquid securities unless the Board determines or its delegates determine that the Rule 144A Securities are liquid in reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when,” “as,” and “if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Funds until settlement takes place.

At the time when each Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the respective Fund’s total assets, less liabilities other than the obligations created by when-issued commitments. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities. Each Fund may lend up to 30% of the total value of its portfolio securities (taken at market value) to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected y the fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Funds may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See “Taxes.”

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5t of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a Fund’s investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Derivative Securities

General. Each Fund may invest in various instruments that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, a Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. Each Fund will limit the leverage created by its use of derivative for investment purposes by “covering” such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for a Fund. The use of derivatives for non-hedging purposes may be considered speculative.

Each Fund’s investment in options, futures or forward contracts, and similar strategies depend on the Advisor’s judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower a Fund’s return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Options on Securities. Each Fund may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

Both Funds may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by a Fund.

A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, a Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, a Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, a Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by a Fund is “covered” when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. when a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, a Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” Each Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may enter into a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on a Fund’s books.

Both Funds may also purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

Both Funds would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle each Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund do not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Fund may also engage in options transactions in the over-the-counter (“OTC”) market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in US government securities, make these markets. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund’s Board of Trustees. Unless the Trustees conclude otherwise, a Fund intends to treat OTC options purchased and the assets used to “cover” OTC options written as not readily marketable and therefore subject to the Fund’s limit on investments in illiquid securities.

Options on Securities Indices. Each Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in “Options on Securities,” each Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” each Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Futures Contracts and Options on Futures Contracts

General. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful use of futures contracts and options thereon draws upon the Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor’s ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. Each Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or liquid securities as a deposit payment (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where a Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market. The segregated assets maintained to cover a Fund’s obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by a Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit a Fund, if the Advisor’s investment judgment about the general direction of interest rates or an index is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, a Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (“exercise price”), a Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in a Fund’s holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option a Fund has written is exercised, a Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Securities Indices. Each Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of a Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Currency Exchange Contracts. Because each Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, a Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor’s long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. Both Funds may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Funds may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition each Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

Both Funds may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, each Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Both Funds may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund’s books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

Both Funds also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Funds owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund’s ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Funds intend to treat OTC options as not readily marketable and therefore subject to the Funds’ limitation with respect to illiquid securities.

Asset Coverage. Both Funds will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities to the extent the Fund’s obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed a Fund’s obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. If a Fund holds a futures contract, a Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Funds has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that a Fund may maintain 100% equity exposure. The Funds are operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Except as set forth above under “Derivative Securities: Futures Contracts and Options on Futures Contracts,” there is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund’s transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of a Fund as a regulated investment company for tax purposes. See “Taxes.” There can be no assurance that the use of these portfolio strategies will be successful.

The Funds’ active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Funds to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that the counter party to the option will not fulfill its obligations.

Investment Restriction on Futures Transactions. A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5t of the market value of the net assets of the Fund.

A Fund’s investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund’s shareholders. If there is a change in the Fund’s investment objective, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of a Fund will receive 30 days’ prior written notice with respect to any change in the investment objective of the Fund.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings is included in the Appendix herein.

Portfolio Turnover

The portfolio turnover rates for the fiscal years ended 2002 and 2003 were as follows:

	2003	2002
Mid Cap Fund	120	82[1]
Small Cap Fund	87	74[2]

1.	On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

2.	On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

These rates will vary from year to year. High turnover rates increase transaction costs and may increase investable capital gains. The Advisor considers these effects when evaluating the anticipated benefits of short-term investing.

Portfolio Transactions and Brokerage Commissions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size or order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

When selecting a broker-dealer to effect portfolio transactions on behalf of the Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect Fund transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that the Fund will benefit by the direction of orders of the fund to broker-dealers in consideration of those broker-dealers’ sales of the Scudder-branded, open-end funds in general.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not at all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

In certain instances there may be securities which are suitable for a Fund as well as for one or more of the Advisor’s other clients. Investment decisions for a Fund and for the Advisor’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a an adverse effect on the price of or size of the position obtainable security for the Fund. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for a Fund.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated (“Affiliated Brokers”).

For the fiscal years ended September 30, 2003, 2002 and 2001, the Funds paid the following in brokerage commissions:

	2003	2002	2001
Mid Cap Fund	$		$$1,629,680 (paid by Capital Appreciation Portfolio)
Small Cap Fund	$		$$749,529 (paid by Small Cap Portfolio

Securities of Regular Broker-Dealers. At September 30, 2003, the Funds held securities of their regular broker-dealers as follows:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of September 30, 2003 ($)

Securities of Regular Broker-Dealers.    At September 30, 2003, the Funds held securities of their regular broker-dealers as follows:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of September 30, 2003

Mid Cap Fund

Legg Mason, Inc.	$18,006,680

LaBranche & Co., Inc.	$6,329,000

Chicago Mercantile Exchange	$3,997,861

Small Cap Fund

Affiliated Managers Group Inc.	$7,102,680

LaBranche & Co., Inc.	$5,001,960

National Financial Partners Corp.	$3,312,900

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Scudder Distributors, Inc. (“SDI”) serves as the distributor of the Funds’ shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Funds. SDI enters into a Selling Group Agreement with certain broker-dealers (each a “Participating Dealer”). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Shares of the funds are distributed by SDI. Mid Cap Fund offers six classes of shares, Investment, Institutional, and Class A, B, C and R Shares. Small Cap Fund offers five classes of shares, Investment, and Class A, B, C and R Shares. General information on how to buy shares of a Fund is set forth in “How to Invest in the Funds” in the Funds’ Prospectuses. The following supplements that information.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund’s transfer agent, Scudder Investments Service Company (“SISC”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends Such firms, including affiliates of SDI, may receive compensation from each Fund through the Shareholder Service Agent for these services.

The Funds will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless each Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of Deutsche or Scudder employees and directors.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, SDI may, from time to time, pay or allow to firms a .25% commission on the amount of Class R shares of each Fund sold.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1(1)		Compensation schedule #2(2)		Compensation Schedule #3(2)(3)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $15 million	0.75%	Over $15 million	0.25% – 0.50%
Over $5 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the small plan subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other Funds listed under “Special Features – Class A Shares – Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.

(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan’s assets grow to exceeding exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3)	Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of each Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternatives - Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price		As a Percentage of Net Asset Value*		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	0.00	**	0.00	**	0.00	***

*	Rounded to the nearest one-hundredth percent.

**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***	Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder Mutual Funds,

(b)	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Family of Funds or a broker-dealer authorized to sell shares of each Funds;

(c)	registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of each Fund, for themselves or their spouses or dependent children;

(d)	certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50& of the amount of Class A shares purchased;

(e)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a);

(f)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)	persons who purchase shares of each Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)	selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)	through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by each Fund;

(k)

(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below (collectively, the “Large Order NAV Purchase Privilege”); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm, A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of each Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. Each Fund’s Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5t of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedure regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403 (b) (7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in the fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features described above. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan’s eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Class C Purchases. Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in each fund’s currently effective prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

•	Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

•	Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

•	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or SDI;

•	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or SDI; and

•	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or SDI.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.

Purchase of Class R, Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled “How to Invest in the Funds” in each Fund’s Prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. There are no minimum investments for Class R shares.

Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee). These minimum amounts may be changed at any time in management’s discretion.

In order to make an initial investment in Investment Class shares of each Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the prospectus. Investors may invest in Class R shares through certain retirement and other plans. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class and Class R shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on each Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Shareholder Service Agent at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to each Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of each Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year’s charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under each Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(c)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in each Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Exchanges

Shareholders may request an exchange of their shares for shares of the corresponding class of other Scudder Funds or Deutsche Funds without imposition of a sales charge, subject to the provisions below. Investors may realize a taxable gain or loss in connection with the exchange. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder or Deutsche money market funds and the Scudder Cash Reserve Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund’s prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder or Deutsche Money Market Funds and the Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on each Fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of each Fund they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends and Distributions

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, each Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the higher distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1)	To receive income including short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2)	To receive income dividends and capital gain distributions in cash.

Dividends and distributions will be reinvested in Shares of the same class of each Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of each Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in each Fund distributing the dividends. Each Fund will reinvest dividend and distribution checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of each Fund in the aggregate amount of $10 or less are automatically reinvested in shares of each Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends of investment company taxable income and distributions of net realized capital gains are taxable, whether made in shares or cash.

Each dividend and distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of dividends and distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all dividends and distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend and distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional dividends of net investment income or distributions of capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

Redemptions and Purchases In-Kind

The Trust, on behalf of each Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or a Fund, as the case may be, and valued as they are for purposes of computing the Fund’s net asset value, as the case may be (a redemption in- kind). If payment is made to a Fund’s shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Each Fund has advised the Trust that the Fund will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or unless requested by the Fund.

Each investor in a Fund, may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor’s beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the close of business on such day plus or minus the amount of net additions to or withdrawals from the investor’s investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Valuation of Securities” as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Each Fund reserves the right to redeem all of its shares, if the Fund’s Board of Trustees votes to liquidate and terminate the Fund.

NET ASSET VALUE

The net asset value per share of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid price), if available, and otherwise at the average of the most recent bid quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange–traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for Fund assets are not readily available or the value of the Fund asset as determined in accordance with Board approved procedures does not represent the fair market value of the Fund asset, the value of the Fund asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

MANAGEMENT OF THE TRUST AND FUNDS

Trustees and Officers

The overall business and affairs of the Trust are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund’s affairs and for exercising the Fund’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Funds (as defined in the 1940 Act) (a “Non-Interested Trustee”). Information for each Interested Trustee (the “Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either a Fund’s Advisor and/or underwriter or their affiliates. The mailing address for the Trustees and Officers with respect to Trust/Fund operations is One South Street, Baltimore, Maryland 21202. The following individuals hold the same position with the Fund and the Trust.

Non-Interested Trustees

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen

Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation’[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.’[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.A3 International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining”[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company”[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).	68

S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintners) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group(private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000) S.G. Cowen Mutual Funds (January 1985-January 2001).	66

Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis CorporationA[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004); Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.	66

	(1987-1997); Chief Operating Officer of Alex. Brown & Sons incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center(since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management, (1994-2002).	66

Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66

William N. Searcy 9/03/46 Trustee since 2002	Private investor since October 2003; Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications)	84

Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1991-2002) and Advisors Series Trust (1996-2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc.(registered investment companies).

* Inception date of the corporation which was the predecessor to the LLC.

		69

Interested Trustee

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 Trustee since 1999	Managing Director, Deutsche Investment Management Americas Inc. (2003–present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).	201

Officers

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.

Kenneth Murphy[5] 10/13/63 Vice President and Anti- Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Vice President, Scudder Distributors, Inc. (September 2000-present); Formerly, Director, John Hancock Signature Services (1992-2001)

John Millette[5] (8/23/62) Secretary since 2003	Director, Deutsche Asset Management.

Charles A. Rizzo[3] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.

Caroline Pearson[5] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Lucinda Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Kathleen Sullivan D’Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

(1)	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is one South Street, Baltimore, MD 21202.

(2)	Length of time served represents the date that each Trustee or Officer first began serving in that position with the Trust of which these funds are a series.

(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

(5)	Address: Two International Place, Boston, MA 02110.

Each officer of the Funds also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the Advisor.

Trustee Ownership in the Funds1

Trustee	Dollar Range of Beneficial Ownership in the Funds	Aggregate Dollar Range of Ownership as of December 31, 2003 in all Funds Overseen by Trustee in the Fund Complex[2]
Independent Trustees
Richard R. Burt	$0	Over $100,000
S. Leland Dill	$0	Over $100,000
Martin J. Gruber	$0	Over $100,000
Joseph R. Hardiman	$1-$10,000	Over 100,000
Richard J. Herring	$0	$50,001-$100,000
Graham E. Jones	$0	Over $100,000
Rebecca W. Rimel	$0	Over $100,000
Philip Saunders, Jr.	$50,001-$100,000 Small Cap Fund	Over $100,000
William N. Searcy	$0	Over $100,000
Robert H. Wadsworth	$10,001-$50,000	Over $100,000

Interested Trustee
Richard T. Hale	$0	Over $100,000

(1)	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisors and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt	—	None	—	—	—
S. Leland Dill	—	None	—	—	—
Martin J. Gruber	—	None	—	—	—
Joseph R. Hardiman	—	None	—	—	—
Richard J. Herring	—	None	—	—	—
Graham E. Jones	—	None	—	—	—
Rebecca W. Rimel	—	None	—	—	—
Philip Saunders, Jr.	—	None	—	—	—
William N. Searcy	—	None	—	—	—
Robert H. Wadsworth	—	None	—	—	—

DeAM, Inc. reimbursed the Funds and Portfolios for a portion of their Trustees’ fees for the period above. See “Investment Advisor” and “Administrator” below.

As of January     , 2004, the Trustees and Officers of the Trust and the Funds owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

As of December 31, 2003, the following shareholders owned of record 5% or more of the outstanding shares of a class of a Fund. Each such shareholder may be deemed to be the beneficial owner of such shares.

Fund/Class	Name Of Shareholder	Number of Shares Held	Percentage of Outstanding Shares of Class
Mid Cap Fund Class A	The Manufacturers Life Insurance Company (USA) 250 Bloor St East 7th Floor Toronto, Ontario Canada M4w1e5	16,025,817	82%

Mid Cap Fund Institutional Class	Scudder Trust Company Ttee FBO DB Matched Savings Plan Attn Asset Recon Dept # 063115 PO Box 1757 Salem, NH 03079-1143	11,300,980	40%

Mid Cap Fund Institutional Class	Northern Trust Co Ttee FBO Nortel Networks Long Term Investment Plan-Dv PO Box 92994 Chicago, IL 60675-2994	11,705,709	41%

Mid Cap Fund Institutional Class	State Street Corporation As Trustee For 34 Exchange Pl # 3064 Jersey City, NJ 07302-3885	4,676,847	16%

Mid Cap Fund Investment Class	Scudder Trust Co FBO Flying J Inc 401k Pl #062893 Attn: Asset Recon P.O. Box 1757 Salem, NH 03079-1143	237,273	7%

Mid Cap Fund Investment Class	Scudder Trust Company FBO Photronics P/S & Sav Plan Attn Asset Recon Dept #062147 PO Box 1757 Salem, NH 03079-1143	252,339	7%

Mid Cap Fund Class R	Deutsche Investment Management Americas Inc Attn Enrique Cuesta 345 Park Ave Fl 26 New York, NY 10154-0004	928	12%

Mid Cap Fund Class R	Marion Donnelly Cust FBO Fehr & Peers Assoc Inc 401k Psp 3685 Mt Diablo Blvd Ste 301 Lafayette, CA 94549-3763	5,298	68%

Mid Cap Fund Class R	Ginnisnet Enterprises Llc 401k Dennis Wulff Ttee FBO Dennis Wulff 13 Riverstone Dr Hiram, GA 30141-4569	1,191	15%

Small Cap Fund Class A	Scudder Trust Co FBO Davita Inc Retirement Svgs Pl #063014 Attn Asset Recon PO Box 1757 Salem, NH 03079-1143	202,823	14%

Small Cap Fund Class A	Jennifer Ferrari Ttee State Street Bank And Trust FBO ADP 401k Daily Valuation Prod A 4 Becker Farm Rd # 580 Roseland, NJ 07068-1739	88,468	6%

Small Cap Fund Class A	State Street Bank & Trust Co Ttee FBO Robert W Baird & Co Inc 805 Pennsylvania Ave Kansas City, MO 64105-1307	94,412	7%

Small Cap Fund Investment Class	Charles Schwab & Co Omnibus Account Reinvest Attn: Mutual Fund Acct Mgmt Team 101 Montgomery Street 333-8 San Francisco, CA 94104	1,551,796	10%

Small Cap Fund Investment Class	Scudder Trust Company Ttee FBO DB Matched Savings Plan Attn Asset Recon Dept # 063115 PO Box 1757 Salem, NH 03079-1143	4,448,449	30%

Small Cap Fund Investment Class	Scudder Trust Company FBO Farmers Group Inc Employees Profit Sharing Savings Plan Attn Asset Recon Dept # 062733 PO Box 1757 Salem, NH 03079-1143	828,950	6%

Small Cap Fund Investment Class	State Street Corp As Ttee For Westinghouse Savannah River/Bechtel Savannah River Inc Savings And Investment Plan 34 Exchange Pl # 3064 Jersey City, NJ 07302-3885		24%

Small Cap Fund Class R	Scudder Trust Company FBO Applied Energy Solutions LLC 401(K) Plan Attn Asset Recon Dept # 063163 Po Box 1757 Salem, NH 03079-1143	11,629	81%

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met 5 times during the calendar year ended December 31, 2002 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committee. The Trust’s Board currently has the following committee:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect to such services on their independence. The members of the Audit Compliance Committee are S. Leland Dill (Chairman) and all of the Non-Interested Trustees. The Audit and Compliance Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations of the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the last calendar year.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the most recent calendar year.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income, Equity and Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The member of the Operations Committee are Messrs. Dill. Saunders and Wadsworth. The Fixed Income, Equity and Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operation Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the most recent calender year.

Governance Committee, which meets as often as deemed appropriate by the Committee, met during the last fiscal year.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met              times during the most recent fiscal year.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income, Equity and Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund.

Remuneration. Officers of the Funds receive no direct remuneration from the Funds. Officers and Trustees of the Funds who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Trustee who is not an “interested person” of the Funds (as defined in the Investment Company Act) (an “Independent Trustee”) receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex’s Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by either Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the Fund Complex during the calendar year ended December 31, 2003.

Name of Trustee	Compensation from Mid Cap Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from the Fund and the Fund Complex[2]
Richard R. Burt[4]		$0
S. Leland Dill		$0
Martin J. Gruber		$0
Richard T. Hale		$0
Joseph R. Hardiman[4]		$0
Richard J. Herring		$0
Graham E. Jones		$0
Rebecca W. Rimel[3]		$0
Philip Saunders, Jr.[3]		$0
William N. Searcy[l]		$0
Robert H. Wadsworth[3]		$0

DeAM, Inc., 345 Park Avenue, New York, New York 10154, is the Funds’ investment advisor. Under the Investment Advisory Agreement, the Trust on behalf of each Fund is obligated to pay the Advisor a monthly fee at an annual rate of 0.65% of each Fund’s average daily net assets.

DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Affiliates of DeAM, Inc., may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DeAM, Inc. has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Funds, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of DeAM, Inc, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

For the fiscal years ended September 30, 2003, 2002 and 2001, the Advisor accrued $2,547,503, $1,711,513 and $1,863,032, respectively, in compensation for investment advisory services provided to Mid Cap Fund. During the same periods, the Advisor reimbursed $321,036, $375,474 and $252,865, respectively to the Fund to cover expenses.

For the fiscal year ended September 30, 2001, the Advisor accrued $2,216,885 in compensation for investment advisory services provided to Capital Appreciation Portfolio. During the same periods, the Advisor reimbursed $520,549 to the Portfolio to cover expenses.

For the fiscal years ended September 30, 2003 and 2002, the Advisor accrued $1,338,854 and $1,705,414 in compensation for investment advisory services provided for Small Cap Fund. During the same periods, the Advisor reimbursed $290,635 and $388,089, respectively, to the Fund to cover expenses.

For the fiscal year ended September 30, 2001 the Advisor accrued $1,803,294 in compensation for investment advisory services provided to Small Cap Portfolio. During the same period, the Advisor reimbursed $453,459 to the Portfolio to cover expenses.

Advisory Contract Approval

The Investment Advisory Agreement with respect to each Fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Funds’ Board of Trustees or by a majority of the outstanding voting securities of such Fund, and in either event, by a majority of the Independent Trustees of the Funds’ Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving each Fund’s Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Fund; (2) the Advisor’s compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared among the Funds through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep each Fund’s excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. Each Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Portfolio Management

The Fund is managed by a team of investment professionals who each play an important role in the Fund’s management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisors believe its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Administrator

Under an administration agreement dated July 1, 2001, Investment Company Capital Corporation (“ICCC” or “the Administrator”) calculates the net asset value of the Funds, calculates the value of the assets of the Funds, and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration Agreement provides for the Trust to pay ICCC a fee, accrued daily and paid monthly, equal on an annual basis to 0.65% of the average daily net assets of each Fund’s Investment Class and 0.40% of the average daily net assets of Mid Cap Fund’s Institutional Class and each Fund’s Class A, B, and R shares.

Under the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator’s expense.

Under the administration agreement, the administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and each Fund reasonably deem necessary for the proper administration of the Trust or a Fund. The administrator will generally assist in all aspects of the Fund’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. The following fees were paid for the fiscal year ended September 30, 2003:

Mid Cap Fund	Administrator Service Fee
Class A	$526,014
Class B	$1,555
Class C	$7,395
Investment Class	$206,613
Institutional Class	$909,522
Class R*	$11

*	for the period from July 1, 2003 (commencement of sales of Class A shares) to September 30, 2003

Small Cap Fund	Administrator Service Fee
Class A	$50,534
Class B	$4,855
Class C	$4,025
Investment Class	$1,561,958

No Class R shares of Small Cap Fund were issued during the fiscal year ended September 30, 2003.

For the fiscal years ended September 30, 2002 and 2001, the administrator accrued $             and $1,527,506, respectively, in compensation for administrative and other services provided to the Mid Cap Fund. During the same periods, the administrator reimbursed $             and $117,302, respectively, to cover expenses. For the fiscal year ended September 30, 2002, the administrator received $348,234 in compensation for administrative and other services provided to Capital Appreciation Portfolio.

For the fiscal years ended September 30, 2002 and 2001, the administrator accrued $             and $1,803,294, respectively, in compensation for administrative and other services provided to the Small Cap Fund. During the same periods, the administrator reimbursed $             and $453,459, respectively, to cover expenses. For the 2002 fiscal year, the administrator received $281,662, in compensation for administrative and other services provided to Small Cap Portfolio.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Trust and the Funds pursuant to a Custodian Agreement. As Custodian, it holds the Funds’ assets. Prior to April 25, 2003, Deutsche Bank Trust Company Americas served as the Funds’ Custodian.

Transfer Agent

Scudder Investments Service Company (“SISC”) serves as transfer agent of the Trust and of the Funds pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, SISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. SISC may be reimbursed by the Funds for its out-of-pocket expenses. Prior to December 16, 2002, ICCC acted as the Funds’ transfer and dividend disbursing agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

Distributor

Scudder Distributors, Inc. (“SDI”) is the principal distributor for shares of the Funds. SDI is a registered broker-dealer and is affiliated with DeAM, Inc. The principal business address of SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Class A, B, C and R Shares Only. In addition, with respect to Class A, B, C and R Shares of the Funds, these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions’ ongoing shareholder services. The Funds may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution’s fee schedule.

For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Mid Cap Fund

Shareholder Servicing Fee	Total	Effective Rate

Class B	$7,222	0.25%
Class C	$4,622,429	0.25%
Class R	$6	0.25%

Small Cap Fund

Class B	$3,035	0.25%
Class C	2,515	0.25%

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. As compensation for providing distribution and shareholder services as described above for Class R Shares, the Distributor receives an annual fee, paid monthly, equal to 0.50% of the average daily net assets of the Class R Shares. (See the Prospectus.)

For the year ended September 30, 2003, the Distribution Fee was as follows:

Mid Cap Fund

Class A	$328,755
Class B	21,667
Class C	13,866
Class R	6

Small Cap Fund

Class A	$31,465
Class B	9,104
Class C	7,546

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company’s board of directors and approved by their shareholders. The Funds have adopted plans of distribution for their Class A, B, C and R Shares (the “Plans”). Under each plan, the Funds pay a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Mid Cap and Small Cap Funds. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the respective Funds’ outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor’s actual cost of providing distribution services and may be used to pay the Distributor’s overhead expenses. If the cost of providing distribution services to the Class A or Class R Shares is less than 0.25% of the classes’ average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the Classes’ respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to the Funds for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the Funds to make payments to the Distributor pursuant to such Plan will cease and the Funds will not be required to make any payments past the date the Distribution Agreement terminates with respect to that Class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of the Funds including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

The Distributor received commissions on the sale of the Mid Cap Fund’s Class A and Class C Shares and contingent deferred sales charges on the Fund’s Class A, Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

	For Fiscal Year Ended September 30, 2003
	Received	Retained
Class A Commission	$15,448	$
Class C Commission	$54
Class A Contingent Deferred Sales Charge	$0		N/A
Class B Contingent Deferred Sales Charge	$4,297		$4,297
Class C Contingent Deferred Sales Charge	$358		$358

The Distributor received commissions on the sale of the Small Cap Fund’s Class A and Class C Shares and contingent deferred sales charges on the Fund’s Class A, Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

	For Fiscal Year Ended September 30, 2003
Class A Commission	$7,697	$7
Class C Commission	$3
Class A Contingent Deferred Sales Charge	$0	N/A
Class B Contingent Deferred Sales Charge	$764	$764
Class C Contingent Deferred Sales Charge	$226	$226

Service Agent

SISC acts as a Service Agent pursuant to its agreement with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Transfer Agent or the Service Agent’s clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the agreement with the SISvC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

Counsel and Independent Accountants

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as Counsel to the Trust and each Fund. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110 acts as Independent Accountants of the Trust and each Fund.

ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Each Fund is a mutual fund: an investment that pools shareholders’ money and invests it toward a specified goal. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses and SAIs. No series of shares has any preference over any other series. The Trust reserves the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares of each Fund.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of each Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of each Fund are not entitled to vote on Trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing Trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust’s outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series in the Trust will not be involved in any vote involving a Fund in which it does not invest its assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Investment Funds and assumed its current name of Scudder Advisor Funds on May 19, 2003.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Fund. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b)	Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

(c)	Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a shareholder of a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute “qualified dividend income,” the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if a Fund has capital loss carryforwards available. Any capital loss carryforwards and any post-October loss deferrals to which a Fund is entitled are disclosed in the Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received deduction. Dividends from domestic corporations may comprise a substantial part of a Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of either Fund’s total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Tax effects of certain transactions. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, a Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in real estate investment trusts that hold residual interests in real estate mortgage investment conduits; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

FINANCIAL STATEMENTS

Registration Statement. The Trust has filed with the SEC, a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds and certain other series of the Trust. If further information is desired with respect to the Trust, the Funds or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Each Fund’s financial statements for the year ended September 30, 2003 are included in, and incorporated by reference into, this Statement of Additional Information.

A copy of the Funds’ Annual Report and Semiannual Report may be obtained without charge by contacting the Service Center at 1-800-621-1048.

APPENDIX

Description of Moody’s Corporate Bond Ratings:

Aaa – Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A – Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa – Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B – Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C – Bonds rated C are the lowest-rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA – Debt rated AAA has the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA – Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A – Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB – Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB – Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B – Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC – Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC – Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C – The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI – The rating CI is reserved for income bonds on which no interest is being paid.

D – Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P Commercial Paper Ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.,

Description of Moody’s Commercial Paper Ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of S&P Municipal Bond Ratings:

AAA – Prime – These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds – In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds – Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA – High Grade – The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A – Good Grade – Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds – There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds – Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody’s Municipal Bond Ratings:

Aaa – Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds which are rated As are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1, Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Note Ratings:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P’s Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within it’s A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody’s Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2004

Investment Advisor

DEUTSCHE ASSET MANAGEMENT, INC.

345 Park Avenue

New York, NY 10154

Custodian

STATE STREET BANK AND TRUST COMPANY CO.

225 Franklin Street

Boston, MA 02110

Distributor

SCUDDER DISTRIBUTORS, INC.

222 South Riverside Plaza

Chicago, IL 60606

Transfer Agent

SCUDDER INVESTMENTS SERVICE COMPANY

222 South Riverside Plaza

Chicago, IL 60606

Administrator

INVESTMENT COMPANY CAPITAL CORP.

One South Street

Baltimore, MD 21202

Independent Accountants

PRICEWATERHOUSECOOPERS LLP

160 Federal Street

Boston, MA 02110

Counsel

WILLKIE FARR & GALLAGHER LLP

787 Seventh Avenue

New York, NY 10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust’s Prospectuses, its Statements of Additional information or the Trust’s official sales literature in connection with the offering of the Trust’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIPs:

Scudder Mid Cap Fund

Class A: 81111R 882

Class B: 81111R 874

Class C: 81111R 866

Class R: 811111 718

Institutional Class: 81111R 858

Investment Class: 8111IR 841

Scudder Small Cap Fund

Class A: 81111R 791

Class B: 81111R 783

Class C: 81111R 775

Class R: 81111R 718

Institutional Class: 81111R 775

Investment Class: 81111R 726

                            SCUDDER SECURITIES TRUST

                        Scudder 21st Century Growth Fund
                      Class A, Class B, Class C and Class I

                         SCUDDER AGGRESSIVE GROWTH FUND
                      Class A, Class B, Class C and Class I

                           SCUDDER DYNAMIC GROWTH FUND
                      Class A, Class B, Class C and Class I

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 1, 2003

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Class A, B, C and I shares of Scudder 21st Century Growth Fund (a "Fund"), a series of Scudder
Securities Trust (a "Trust"), Scudder Aggressive Growth Fund and Scudder Dynamic
Growth Fund (each a "Fund," collectively with 21st Century Growth Fund the
"Funds," and each a "Trust," and collectively with Scudder Securities Trust the
"Trusts"), dated December 1, 2003, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222
South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained, and is available along with other materials on the Securities and Exchange Commission's
Internet Web site (http://www.sec.gov).

The financial statements that are part of the Annual Reports to Shareholders of each Fund, dated July 31, 2003 for Scudder 21st Century Growth Fund and
September 30, 2003 for Scudder Aggressive Growth Fund and Scudder Dynamic Growth
Fund are incorporated by reference herein and are deemed to be part of this
Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                                                            Page
                                                                            ----

                                        i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund (except Aggressive Growth Fund) has elected to be classified as a diversified series of an open-end management investment company. A diversified
Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Aggressive Growth Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified Fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.
While not limited by the Investment Company Act of 1940, as amended, (the "1940
Act") as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, (the "Code") for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund may not:

(1)  borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)  issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)  concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)  engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)  purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)  purchase physical commodities or contracts relating to physical commodities; or

(7)  make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act, as amended, and the rules thereunder and as used in this Statement of Additional
Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Such

                                        1

non-fundamental policies may be changed or amended by the Trustees of each Trust without prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)  borrow money in an amount greater than 5% of its total assets (1/3 of total assets for Aggressive Growth Fund) except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b)  enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)  purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v)
     that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)  purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)  enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)  lend portfolio securities in an amount greater than 5% of its total assets
     (1/3 of total assets for Aggressive Growth and Dynamic Growth); and

(h)  for Aggressive Growth Fund and Dynamic Growth Fund only, invest more than
     15% of net assets in illiquid securities.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the
Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is each Fund's current intention that no more than 5% of its net assets will be at risk.

To meet federal tax requirements for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities (other than US Government securities or securities of a regulated investment company) of a single issuer, and (2) at least 50% of its total assets is represented by cash, government securities, securities of other regulated investment companies, and other securities of any issuer that does not represent more than 5% of the Fund's assets or more than 10% of the issuer's voting securities.

21st Century Growth Fund has no current intention of investing more than 20% of its net assets in foreign securities.

                                        2

Master/feeder Fund Structure. The Board of Trustees of a Trust has the
discretion to retain the current distribution arrangement for a fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets through a master/feeder fund structure. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                        3

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments (rated in the two highest categories by Moody's
Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service, a
division of the McGraw-Hill Companies, Inc. ("S&P")) and high grade debt securities without equity features (rated Aaa, Aa or A by Moody's or AAA, AA or
A by S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality). In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

                       INVESTMENT POLICIES AND TECHNIQUES

Scudder Aggressive Growth Fund, Scudder Dynamic Growth Fund and Scudder 21st
Century Growth Fund, a series of Scudder Securities Trust, are each open-end management investment companies which continuously offer and redeem shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund.

Scudder Aggressive Growth Fund offers the following classes of shares: Class A,
Class B, Class C and Class I. Scudder Dynamic Growth Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Scudder 21st Century
Growth Fund offers the following classes of shares: Class AARP, Class S, Class
A, Class B, Class C and Class I shares. Only Class A, Class B, Class C and Class
I shares of each Fund are offered herein. Each class has its own important features and policies.

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The
Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all Funds advised by it.
Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.
Certain practices, techniques or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Although a Fund does not concentrate its investments in any one industry, each
Fund's exposure to issuers with above-average potential for growth may, from time to time, result in exposure to one or more related industries in the same market sector, such as the technology sector. A sector is made up of numerous industries. If a Fund has significant exposure to a market sector, factors affecting issuers in that sector may have a greater effect on the Fund than if it had not had exposure to in that sector.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a Fund's
Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by a
Fund will involve special risk considerations. Although the principal of a
Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the

                                        4

business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve a Fund's objectives, a Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA,
AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities,

                                        5

but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored
Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored
Depositary Receipts are not obligated to disclose material information in the
United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary
Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary
Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S.
dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.
However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.
Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund.
For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll

                                        6

may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Currencies. Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock in yen remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the
"spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts
(or options thereon) to purchase or sell foreign currencies. (See "Strategic
Transactions and Derivatives" below.)

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock
Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

                                        7

In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries.
Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

                                        8

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on a fund's performance).

Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each
Fund's non-fundamental policies.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

                                        9

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific
Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Deutsche Investment Management Americas Inc. (the "Advisor") acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the
"Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940
Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time, which coincides, with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, a fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed

                                       10

by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S.
Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest.
As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not

                                       11

function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in
REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act, as amended. By investing in
REITs indirectly through the fund, a shareholder will bear not only his or her proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements, subject to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the

                                       12

Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield and may be viewed as a form of leverage.

Commercial Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.
Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section
4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section
4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund's Board , if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt and erratic movements at times, due to limited trading volumes and less publicly available information. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an

                                       13

equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security.
A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and
Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve
Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is
"diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered
Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

                                       14

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash)
payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

Strategic Transactions and Derivatives

A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, certain Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the
Advisor's ability to predict pertinent market movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic
Transactions will not be used to alter fundamental investment purposes and characteristics of the fund, and the fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential

                                       15

financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic
Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

                                       16

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S.
government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by the fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered"
(i.e., the fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

                                       17

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as hedges against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange
Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).
Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set

                                       18

at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which the fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark, the fund holds securities denominated in schillings, and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell deutschemarks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1,
1999 by eleven member countries of the European Economic and Monetary Union
(EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which

                                       19

would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999. The Advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities in general.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments.
Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the
U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                       20

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that the fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid assets denominated in that currency equal to the fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating cash or liquid assets if the fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

                                       21

                             MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the
"Advisor"). DeIM, which is part of DeAM, is the investment advisor for each
Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. The
Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset
Management Investment Services Ltd., Deutsche Bank Trust Company Americas and
Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public.
In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance
Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper
Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder
changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder
Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K.
operations (known as Threadneedle Investments), was acquired by Deutsche Bank
AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to the present investment management agreements (the "Agreements") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

                                       22

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the
Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies.
In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current Agreement for 21st Century Growth Fund, dated April 5, 2002, was last approved by the Trustees on August 12, 2003. The current Agreements for
Aggressive Growth Fund and Dynamic Growth Fund, each dated April 5, 2002, were last approved by the Trustees on September 26, 2003. Each Agreement continues in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the
Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, the 1940
Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the
Board of Trustees of each Trust may from time to time establish. The Advisor also advises and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services
(not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds' transfer agent, pricing agents,
Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each
Funds' federal, state and local tax returns; preparing and filing each Funds'
federal excise tax returns; assisting with investor and public relations matters; monitoring the

                                       23

valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds' operating budget; processing the payment of each Funds' bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each
Fund in the conduct of its business, subject to the direction and control of the
Trustees.

Pursuant to a sub-administrator agreement between the Advisor and State Street
Bank and Trust Company, ("SSB") the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a fund affiliated with the Advisor and makes available, without expense to the Fund, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the
Fund, subject to their individual consent to serve and to any limitations imposed by law.

Each fund is managed by a team of investment professionals, each of whom plays an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor and its affiliates believe that this team approach benefits fund investors by bringing together many disciplines and leveraging the Advisor's extensive resources. Team members with primary responsibility for management of the funds, as well as team members who have other ongoing management responsibilities for each fund, are identified in each fund's prospectus, as of the date of the fund's prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

21st Century Growth Fund pays the Advisor an advisory fee at the annual rate of
0.75% for the first $500 million of average daily net assets, 0.70% on the next
$500 million of net assets, and 0.65% on net assets over $1 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income. For the period October 2, 2000 through December
29, 2000, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of Class A, Class B and Class C shares at 1.45%, 2.20% and
2.20%, respectively.

Prior to October 2, 2000, 21st Century Growth Fund paid the Advisor an annual fee equal to 1.00% of the Fund's average daily net assets, payable monthly, provided the Fund made such interim payments as were requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the period May 1, 2000 through October 1, 2000, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of
Class A, Class B, and Class C shares at 1.45%, 2.20% and 2.20%, respectively.

Aggressive Growth Fund and Dynamic Growth Fund each pay a base annual advisory fee, payable monthly, at the annual rate of 0.65% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund compared with the performance of the Standard & Poor's(TM) 500 Stock Index (the
"Index") as described herein. After the effect of the

                                       24

adjustment, the management fee rate for the Aggressive Growth Fund may range between 0.45% and 0.85% and the management fee rate for the Dynamic Growth Fund may range between 0.35% and 0.95%.

Aggressive Growth Fund, will pay an additional monthly fee at an annual rate of
0.02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of 0.20% of the average daily net assets. Conversely, the compensation payable by Aggressive Growth Fund will be reduced by an annual rate of 0.02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the
Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of 0.20% of the average net assets. The total adjusted fee on an annual basis can range from 0.45% to 0.85%
of average daily net assets.

Aggressive Growth Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Aggressive Growth Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.50 (15%
appreciation), and the Index, after adjustment, went from 100 to 104 (or only
4%), the entire incentive compensation would have been earned by the Advisor. On the other hand, if the Index rose from 100 to 115 (15%), no incentive fee would have been payable. A rise in the Index from 100 to 125 (25%) would have resulted in the minimum monthly fee of 1/12 of 0.45%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Aggressive Growth Fund's performance over some longer period of time may be less favorable than that of the Index.
Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares is less favorable than that of the
Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

Dynamic Growth Fund will pay an additional monthly fee at an annual rate of
0.05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of 0.30% of the average daily net assets. Conversely, the compensation payable by Dynamic Growth Fund will be reduced by an annual rate of 0.05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the
Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of 0.30% of the average net assets. The total adjusted fee on an annual basis can range from 0.35% to 0.95%
of average daily net assets.

Dynamic Growth Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period Dynamic Growth Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.00 (10% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by the Advisor. On the other hand, if the Index rose from 100 to 110 (10%), no incentive fee would have been payable. A rise in the Index from 100 to 116 (16%) would have resulted in the minimum monthly fee of 1/12 of 0.35%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Dynamic Growth Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be

                                       25

payable in a year in which the performance of the Fund's Class A shares is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

The advisory fees paid by each Fund for its last three fiscal years, and the amount waived or reimbursed during its most recent fiscal year, are shown in the table below.

                                                                             $ Amount of
                                                                      Reimbursement or Waiver
Fund                        Fiscal 2003   Fiscal 2002   Fiscal 2001       for Fiscal 2003
-------------------------   -----------   -----------   -----------   -----------------------
21st Century Growth Fund*    $1,161,021    $1,962,334    $2,759,156               $0
Aggressive Growth Fund**     $  623,013    $  909,874    $1,265,863               $0
Dynamic Growth Fund**        $  919,531    $1,830,986    $3,719,656               $0

*    Fiscal year end for 21st Century Growth Fund is July 31.

**   Fiscal year end for Aggressive Growth Fund and Dynamic Growth Fund is
     September 30.

Under its Agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders'
inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and
Trustees of the applicable Fund with respect thereto.

The Agreement for 21st Century Growth Fund identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder,"
"Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the
"Scudder Marks"). Under this license, Scudder Securities Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Deutsche Investment Management
Americas Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of each Trust who are not "interested persons" of the Advisor are represented by independent counsel at a Fund's expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

                                       26

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of a Fund may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

Board Considerations in connection with the Annual Renewal of the Investment
Management Agreement for Scudder 21st Century Growth Fund.

As noted above, the Trustees approved the continuation of the Fund's current investment management agreement in August 2003. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the
Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups; the Advisor's profitability from managing the Fund and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Fund. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the
Advisor by reason of brokerage business generated by the Fund.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the
Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Fund and the Advisor. To the extent they deemed it relevant, the

                                       27

Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor

Board Considerations in Connection with the Annual Renewal of Investment
Management Agreements for Scudder Aggressive Growth Fund and Scudder Dynamic
Growth Fund

The Board of Trustees approved the renewal of each Fund's advisory contract on
September 26, 2003. As part of the annual contract review process, commencing in
July, 2003, the Board, as a whole, the Independent Trustees, separately, and each Fund's Equity Oversight Committee met on several occasions to consider the renewal of each Fund's investment management agreement. The Equity Oversight
Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Fund are fair and reasonable and the continuance of each agreement is in the best interest of each Fund.

In connection with their meetings, the Equity Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the
Advisor; (ii) the management fees, expense ratios and asset sizes of the Funds relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Funds, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor; and (vi) the potential benefits to the
Advisor, the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Board reviewed each Fund's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the
Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

                                       28

Fees and Expenses. The Board considered each Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the unitary fee structure under the administration agreement and expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of each Fund, including a review of the Advisor's methodology in allocating its costs to the management of the Funds. The Board considered the profits realized by the Advisor in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the
Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Administrative Agreements

Effective June 25, 2001 for Scudder Aggressive Growth Fund and Scudder Dynamic
Growth Fund and December 29, 2000 for 21st Century Growth Fund, and in each case until September 30, 2003, each Fund operated under an administrative services agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the
Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by the Fund of an administrative services fee
(the "Administrative Fee") for Class S and Class AARP of 0.45% of the average daily net assets of the applicable class. One effect of this arrangement was to make each Fund's expense ratio more predictable.

21st Century Growth Fund: For the fiscal year ended July 31, 2003, the
Administrative Fees aggregated $96,006, $26,049, $20,905 and $1,156 for Class A,
B, C and I shares, respectively, of which $8,716, $2,572, $2,123 and $193 for
Class A, B, C and I, respectively, was unpaid as of July 31, 2003. For the fiscal year ended July 31, 2002, the Administrative Fees aggregated $131,362,
$36,412, $27,873 and $8 for Class A, B, C and I shares, respectively. For the period December 29, 2000 through July 31, 2001 the Administrative Fees aggregated $57,579, $16,245 and $13,469 for Class A, B and C shares, respectively.

Aggressive Growth Fund: For the fiscal year ended September 30, 2003, the
Administrative Fees aggregated $321,656, $208,720, $90,446 and $2,191 for Class
A, B, C and I shares, respectively, of which $35,007, $20,800 and $9,465 Class
A, B and C, respectively, was unpaid as of September 30, 2003. For the fiscal year ended September 30, 2002, the Administrative Fees aggregated $422,600,
$294,238, $101,085 and $4,685 for Class A, B, C and I shares, respectively. For the period June 25, 2001 through

                                       29

September 30, 2001, the Administrative Fees aggregated $134,951, $96,039 and
$29,911 for Class A, B and C shares, respectively.

Dynamic Growth Fund: For the fiscal year ended September 30, 2003, the
Administrative Fees aggregated $708,345, $170,957, $38,340 and $1,889 for Class
A, B, C and I shares, respectively, of which $74,502, $12,838, $3,556 and $754 for Class A, B, C and I respectively, was unpaid as of September 30, 2003. For the fiscal year ended September 30, 2002, the Administrative Fees aggregated
$1,103,394, $294,831, $47,355 and $6,505 for Class A, B, C and I shares, respectively. For the FY ended September 30, 2002, the Advisor waived 0.015% of the Administrative Fee for Class A shares of Dynamic Growth Fund. For the period
June 25, 2001 through September 30, 2001, the Administrative Fees aggregated
$419,636, $117,643, $15,133 and $2,518 for Class A, B, C and I shares, respectively.

The Administrative Agreement terminated on September 30, 2003. With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as transfer agent and custodian fees, are now borne directly by shareholders. Effective October 1,
2003 through September 30, 2005, however, the Advisor has agreed to contractually waive a portion of its fees and/or reimburse the Fund as described in the prospectus.

AMA InvestmentLink(SM) Program

For 21st Century Growth Fund only: Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the
"AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by
AMA members in Scudder funds in connection with

                                       30

the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions,
Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA
Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA
InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a
service mark of AMA Solutions, Inc.

Codes of Ethics

The Trusts, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to an Underwriting and Distribution Services Agreement ("Distribution
Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza,
Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and
Class I shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for 21st Century Growth Fund,
dated April 5, 2002, was last approved by the Trustees on August 12, 2003. The
Distribution Agreements for Aggressive Growth Fund and Dynamic Growth Fund,
dated April 5, 2002, were last approved by the Trustees on September 26, 2003.

Each Distribution Agreement had an initial term ending September 30, 2002 and continues from year to year so long as its continuance is approved for each class at least annually by a vote of the Board of Trustees of each Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement. Each
Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by
SDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the
Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.
The provisions concerning continuation, amendment and termination of a
Distribution Agreement are on a series by series and class-by-class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution
Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchases" in the section "Purchase and
Redemption of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds'
shares. SDI receives no compensation from the Funds as principal underwriter for
Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

                                       31

Shareholder and administrative services are provided to each Fund on behalf of
Class A, Class B and Class C shareholders under a Shareholder Services Agreement
(the "Services Agreement") with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for a Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by a Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the
Fund and who have no direct or indirect financial interest in the Services
Agreement, or (ii) a "majority of the outstanding voting securities" of the
Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the
Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a
Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a
Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under "Rule 12b-1 Plans," below, SDI receives compensation from the Funds' Class A, B and C shares for its services under the Services
Agreement.

Rule 12b-1 Plans.

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a
"Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its
Class A, B and C shareholders under each Fund's Services Agreement with SDI.
Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares include advertising and literature, prospectus printing for prospective investors, marketing and sales expenses, miscellaneous expenses and interest expenses. A portion of the marketing and sales and operating expenses could be considered overhead expenses.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule
12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule 12b-1 Plan may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the
Services Agreement is approved and reviewed separately for the Class A shares,
Class B shares and Class C shares in accordance with Rule 12b-1.

                                       32

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms.
Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its
Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each
Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of
Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a
Fund, commencing with the month after investment. With respect to Class B and
Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI.
In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to
0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon
Fund assets in accounts for which there is no firm of record (other than SDI)
listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all
Fund assets in the future.

Certain trustees or officers of the Funds are also directors or officers of the
Advisor or SDI, as indicated under "Officers and Trustees."

Prior to the implementation of the Rule 12b-1 Plan, the administrative service fees were paid by each Fund under an administrative services agreement as set forth below:

21st Century Growth Fund: For the fiscal year ended July 31, 2003, the Fund paid administrative service fees of $96,006, $26,049, $20,905 and $11,156 for Class
A, B, C and I shares, respectively. For the fiscal year ended July 31, 2002, the
Fund paid administrative service fees of $37,692, $9,654 and $7,521

                                       33

for Class A, B and C shares, respectively.

Aggressive Growth Fund: For the fiscal year ended September 30, 2003, the Fund paid administrative service fees of $321,656, $208,720, $90,446 and $2,191 for
Class A, B, C and I shares, respectively. For the fiscal year ended September
30, 2002, the Fund paid administrative service fees of $280,411, $202,611 and
$61,106 for Class A, B and C shares, respectively.

Dynamic Growth Fund: For the fiscal year ended September 30, 2003, the Fund paid administrative service fees of $708,345, $170,957, $38,340 and $1,889 for Class
A, B, C and I shares, respectively. For the fiscal year ended September 30,
2002, the Fund paid administrative service fees of $1,234,158, $272,309 and
$36,657 for Class A, B and C shares, respectively.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                                       34

For each Fund, a deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2003, SDI received
$[   ] in Class A deferred sales charges for 21st Century Growth Fund. For the
  ---
year ended September 30, 2003, SDI received $[   ] in Class A deferred sales
                                              ---
charges for Dynamic Growth Fund. For the year ended September 30, 2003, SDI
received $[   ] in Class A deferred sales charges for Aggressive Growth Fund.
           ---

                                       35

----------------------------------------------------------------------------------------
                                    Compensation to Underwriter and Firms
                                     for Fiscal Year Ended July 31, 2003
----------------------------------------------------------------------------------------
                                                         Contingent
                                         Compensation     Deferred      Compensation
                           12b-1 Fees      Retained     Sales Charge   Paid by SDI to
Fund                       Paid to SDI      by SDI       Paid to SDI       Firms
------------------------   -----------   ------------   ------------   --------------
21st Century Growth Fund
Class A                    $48,076       $[_]           $     0        $[_]
Class B                    $48,801       $[_]           $15,587        $[_]
Class C                    $41,179       $[_]           $    98        $[_]

----------------------------------------------------------------------------------------
                                      Other Distribution Expenses Paid
                             by Underwriter for Fiscal Year Ended July 31, 2003
----------------------------------------------------------------------------------------

                           Advertising                 Marketing      Misc.
                               and       Prospectus   and Sales-    Operating   Interest
Fund                       Literature     Printing     Expenses     Expenses     Expense
------------------------   -----------   ----------   ----------   ----------   --------
21st Century Growth Fund
Class A                    N/A           N/A          N/A          N/A          N/A
Class B                    $ 8,978       $497         $3,149       $548         $21,627
Class C                    $11,529       $593         $4,226       $636         $     0

---------------------------------------------------------------------------------------
                                      Compensation to Underwriter and Firms
                                    for Fiscal Year Ended September 30, 2003
---------------------------------------------------------------------------------------
                                                        Contingent
                                        Compensation     Deferred      Compensation
                         Fees Paid to     Retained     Sales Charge   Paid by SDI to
Fund                          SDI          by SDI       Paid to SDI        Firms
----------------------   ------------   ------------   ------------   --------------
Aggressive Growth Fund
Class A                  $156,475       $[_]           $  9,480       $[_]
Class B                  $386,431       $[_]           $138,150       $[_]
Class C                  $177,581       $[_]           $    924       $[_]

Dynamic Growth Fund
Class A                  $442,659       $[_]           $    28        $[_]
Class B                  $319,519       $[_]           $61,122        $[_]
Class C                  $ 90,182       $[_]           $   243        $[_]

-------------------------------------------------------------------------------------
                                      Other Distribution Expenses Paid
                          by Underwriter for Fiscal Year Ended September 30, 2003
-------------------------------------------------------------------------------------

                         Advertising                 Marketing     Misc.
                             and       Prospectus   and Sales-   Operating   Interest
Fund                      Literature    Printing     Expenses     Expenses    Expense
----------------------   -----------   ----------   ----------   ---------   --------
Aggressive Growth Fund
Class A                  N/A           N/A          N/A          N/A         N/A
Class B                  $49,655       $2,139       $18,484      $ 1,828     $155,912
Class C                  $32,616       $1,371       $12,200      $11,214     $      0

Dynamic Growth Fund
Class A                  N/A           N/A          N/A          N/A         N/A
Class B                  $33,817       $1,398       $12,559      $1,296      $4,008
Class C                  $14,574       $  590       $ 5,647      $  518      $    0

                                       36

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

                                          Aggregate      Aggregate          Aggregate           Aggregate
                                            Sales       Commissions      Commissions Paid      Commissions
Fund                       Fiscal Year   Commissions   Paid to Firms   to Affiliated Firms   Retained by SDI
------------------------   -----------   -----------   -------------   -------------------   ---------------
21st Century Growth Fund      2003         $ 15,000       $ 12,000           $     0             $ 3,000
                              2002         $ 19,000       $ 14,000           $     0             $ 5,000
                              2001*        $ 11,031       $      0           $     0             $11,031

Aggressive Growth Fund        2003
                              2002         $121,000       $ 98,000           $ 7,000             $16,000
                              2001         $276,000       $192,000           $37,000             $47,000

Dynamic Growth Fund           2003
                              2002         $127,000       $102,000           $ 9,000             $16,000
                              2001         $319,000       $229,000           $21,000             $69,000

*    For the period May 1, 2000 (commencement of Class A, B and C shares)
     through fiscal year ended July 31, 2001.

Certain trustees or officers of the Funds are also directors or officers of the
Advisor or SDI, as indicated under "Officers and Trustees."

                                       37

Independent Accountants and Reports to Shareholders

The financial highlights of 21st Century Growth Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this
Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal
Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                                       38

Independent Auditors and Reports to Shareholders

The financial highlights of Aggressive Growth Fund and Dynamic Growth Fund included in the Funds' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200
Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to 21st Century Growth Fund and its Independent Trustees.

Vedder, Price, Kaufman and Kammholz, P.C., 222 North LaSalle Street, Chicago,
Illinois 60601, serves as legal counsel to Aggressive Growth Fund and Dynamic
Growth Fund and their Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston,
Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds.

21st Century Growth Fund pays SFAC an annual fee equal to 0.0250% of the first
$150 million of average daily net assets, 0.0075% of such assets in excess of
$150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

From August 1, 2000 to December 29, 2000, for 21st Century Growth Fund, SFAC
imposed fees amounting to $38,945. From December 29, 2000 through September 30,
2003, the costs of fund accounting were borne by the Advisor in accordance with the Administrative Agreement.

Pursuant to a sub-accounting agreement between SFAC and State Street Bank and
Trust Company ("SSB"), SFAC has delegated certain fund accounting functions to
SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Funds.

Currently, SFAC receives no fee for its services to Aggressive Growth Fund and
Dynamic Growth Fund; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the "Custodian" or "SSB"), 225 Franklin
Street, Boston, Massachusetts 02110, as custodian for each Fund has custody of all securities and cash of each Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

SSB is also Aggressive Growth Fund's and Dynamic Growth Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder
Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri
64105-2005, an affiliate of the Advisor, serves as "Shareholder Service Agent"
of each Fund and, as such, performs all of SSB's duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and pays to SISC as follows: annual account fees of $10.00 ($18.00 for retirement accounts) plus account set up charges, transaction and maintenance charges, an asset based fee of 0.08% and out-of-pocket reimbursement.

                                       39

Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City,
Missouri 64105-2005, an affiliate of the Advisor, is 21st Century Growth Fund's transfer agent, dividend-paying agent and shareholder service agent for the
Fund's Class A, B, C and I shares. Prior to the implementation of the
Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc.
("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

From December 29, 2000 for 21st Century Growth Fund and June 25, 2001 for
Aggressive Growth Fund and Dynamic Growth Fund through September 30, 2003, the costs of sub-transfer and sub-accounting services were borne by the Advisor pursuant to the Administrative Agreement.

21st Century Growth Fund: For the period August 1, 2000 through December 29,
2000, the amount charged to Class A, B and C shares by SISC aggregated $14,929,
$5,801 and $4,532, respectively, a portion of which was not imposed at July 31,
2001. The amount imposed for the period was $8,217, $1,548 and $1,076, respectively.

Aggressive Growth Fund: For the period October 1, 2000 through June 24, 2001, the amount charged to Class A, B and C shares by SISC aggregated $471,175,
$412,640 and $140,795, respectively.

Dynamic Growth Fund: For the period October 1, 2000 through June 24, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $887,364,
$450,584, $10,027 and $8,479, respectively.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                                       40

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Orders for the purchase and sale of portfolio securities, including allocations of brokerage, may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term "research services", may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the
Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

When selecting a broker-dealer to effect portfolio transactions on behalf of a
Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the
Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the
Scudder-branded, open-end funds in general.

21st Century Growth Fund: For the fiscal period ended July 31, 2001 and the fiscal years ended July 31, 2002 and July 31, 2003, the Fund paid aggregate
brokerage commissions of $206,209, $443,878 and [   ]. The Fund is required to
                                                 ---
identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2003, the Fund did not hold any securities of its regular brokers or dealers.

Aggressive Growth Fund: For the fiscal years ended September 30, 2001, September
30, 2002 and September 30, 2003, the Fund paid aggregate brokerage commissions of $126,521.

$141,143 and [   ]. The Fund is required to identify any securities of its
              ---
"regular broker or dealers" (as such term is defined in the 1940 Act) that the
Fund has acquired during the most recent fiscal year. As of September 30, 2003, the Fund did not hold any securities of its regular brokers or dealers.

Dynamic Growth Fund: For the fiscal years ended September 30, 2001, September
30, 2002 and September 30, 2003, the Fund paid aggregate brokerage commissions
of $1,102,382, $638,169 and [   ]. The Fund is required to identify any
                             ---
securities of its "regular broker or dealers" (as such term is defined in the
1940 Act) that the Fund has acquired during the most recent fiscal year. As of
September 30, 2003, the Fund did not hold any securities of its regular brokers or dealers.

For the fiscal year ended July 31, 2003:

                             Percentage of        Percentage of         Dollar Amount of    Dollar Amount of
                           Commissions Paid   Transactions Involving    Commissions Paid      Transactions
                             to Affiliated      Commissions Paid to      to Brokers for      Allocated for
Name of Fund                    Brokers         Affiliated Brokers     Research Services   Research Services
------------------------   ----------------   ----------------------   -----------------   -----------------
21st Century Growth Fund          0%                    0%                  $223,062         $247,216,496

For the fiscal year ended September 30, 2003:

                             Percentage of        Percentage of         Dollar Amount of    Dollar Amount of
                           Commissions Paid   Transactions Involving    Commissions Paid      Transactions
                             to Affiliated      Commissions Paid to      to Brokers for      Allocated for
Name of Fund                    Brokers         Affiliated Brokers     Research Services   Research Services
------------------------   ----------------   ----------------------   -----------------   -----------------
Aggressive Growth Fund            0%                    0%                  $ 79,114         $ 76,377,039

Dynamic Growth Fund               0%                    0%                  $369,960         $333,139,350

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

21st Century Growth Fund: For the fiscal years ended July 31, 2003 and July 31,
2002, the Fund's portfolio turnover rate was 92% and 83%, respectively.

Aggressive Growth Fund: For the fiscal years ended September 30, 2003 and
September 30, 2002, the Fund's portfolio turnover rate was 124% and 41%, respectively.

Dynamic Growth Fund: For the fiscal years ended September 30, 2003 and September
30, 2002, the Fund's portfolio turnover rate was 134% and 59%, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The quarterly subminimum account policy applies to all accounts in a household.
In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service
Agent.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, Scudder Investments Service Company (the
"Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service
Agent for record-keeping and other expenses relating to

                                       41

these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a
Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through
QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and
QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education IRAs. This includes Savings Incentive Match
     Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee
     Pension Plan ("SEP") IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

                                       42

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder
Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv)
the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus,
SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. Scudder
Distributors, Inc. ("SDI") may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase
Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1/(1)/                   Compensation Schedule #2/(2)/    Compensation Schedule #3/(2)(3)/
------------------------------                 -------------------------------   --------------------------------
                                    As a                              As a                               As a
                                 Percentage                        Percentage                         Percentage
Amount of                          of Net          Amount of         of Net           Amount of         of Net
Shares Sold                      Asset Value      Shares Sold      Asset Value       Shares Sold      Asset Value
------------------------------   -----------   -----------------   -----------    ----------------   ------------
$1 million to $5 million            1.00%      Under $15 million      0.75%       Over $15 million   0.25% - 0.50%
Over $5 million to $50 million      0.50%             --                --               --                --
Over $50 million                    0.25%             --                --               --                --

/(1)/ The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service
     Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined
     Purchases," including purchases pursuant to the "Combined Purchases,"
     "Letter of Intent" and "Cumulative Discount" features referred to above.

/(2)/ Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The
     Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to
     "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets grow to exceed $15 million, the Plan
     Sponsor may request to be re-underwritten by contacting their Client
     Relationship Manager to discuss a conversion to Compensation Schedule #3.

/(3)/ Compensation Schedule 3 is based on individual plan underwriting criteria.
     In most cases, the investment dealers are compensated at a rate of 0.25%.
     However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

                                       43

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares maintained and serviced by the firm. SDI is compensated by the
Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                            Sales Charge
                                    -------------------------------------------------------------
                                                                               Allowed to Dealers
                                    As a Percentage of    As a Percentage      as a Percentage of
Amount of Purchase                    Offering Price     of Net Asset Value*     Offering Price
---------------------------------   ------------------   -------------------   ------------------
Less than $50,000                          5.75%                6.10%                  5.20%
$50,000 but less than $100,000             4.50                 4.71                   4.00
$100,000 but less than $250,000            3.50                 3.63                   3.00
$250,000 but less than $500,000            2.60                 2.67                   2.25
$500,000 but less than $1 million          2.00                 2.04                   1.75
$1 million and over                         .00**                .00**                  ***

*    Rounded to the nearest one-hundredth percent.

**   Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)  a current or former director or trustee of Deutsche or Scudder Mutual
     Funds;

(b)  an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Funds;

(c)  registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of a Fund, for themselves or their spouses or dependent children;

                                       44

(d)  certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50%
     of the amount of Class A shares purchased;

(e)  any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)  persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)  persons who purchase shares of a Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)  selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i)  unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
     Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)  through certain investment advisors registered under the Investment
     Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a
     Fund;

(k)  (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section
     403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount"
     features referred to below (collectively, the "Large Order NAV Purchase
     Privilege"); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l)  in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case

                                       45

No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin
Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of
(1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. A Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service
Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of
Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by
SDI. The Letter, which imposes no obligation to purchase or sell additional
Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the
Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit

                                       46

plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C
Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for
Class B Shares or Class C Shares for Flex Plans (not including plans under Code
Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of
Intent" and "Cumulative Discount" features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October
1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after
October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class
A Shares.

Class C Purchases. Class C shares are offered at net asset value with an up-front sales charge of 1.00%. Class C shares are also subject to a contingent deferred sales charge and a Rule 12b-1 distribution and services fee.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

     .    Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31,
          2003;

     .    Exchanges of Class C shares made in an existing account by current
          Class C shareowners as of January 31, 2003;

     .    Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or the
          Distributor;

     .    Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or the
          Distributor; and

     .    Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor. That determination must be

                                       47

made by investors with the assistance of their financial advisor. Orders for
Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("Flex Plans") will be invested instead in
Class A shares at net asset value where the combined subaccount value in a Fund or other Scudder Funds is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined
Purchases," "Letter of Intent" and "Cumulative Discount." Plans set-up on the
Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at NAV once the plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all plans with assets over $1 million must begin purchasing Class A shares.

Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class
C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit
Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the
Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under
Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from Scudder Distributors, Inc. ("SDI"), principal underwriter for the Fund, and, in the case of category (4) above, selected dealers authorized by SDI.

Automatic Investment Plan. A shareholder may purchase additional shares of a
Fund through an automatic investment program. With the Direct Deposit Purchase
Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

                                       48

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the
Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

                                       49

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)  redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)  redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder
     Service Agent;

(c)  redemption of shares of a shareholder (including a registered joint owner)
     who has died;

(d)  redemption of shares of a shareholder (including a registered joint owner)
     who after purchase of the shares being redeemed becomes totally disabled
     (as evidenced by a determination by the federal Social Security
     Administration);

(e)  redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 12%
     per year of the net asset value of the account; and

(f)  redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)  for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)  for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i)  in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying

                                       50

     under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)  redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)  redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash
Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are
available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management
Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund
Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash
Management Fund Institutional, Cash Reserves Fund Institutional and Treasury
Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder
Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a
Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the
15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another

                                       51

such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C
Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.   To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of
$1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

                                       52

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the
Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii)
not more than 25% of the value of its assets is invested in the securities
(other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.
Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.
Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make

                                       53

substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98%
of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year.
Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.
Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from
"qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning on or before December 31,
2008. Capital gains realized before May 6, 2003 will not qualify for the reduced rate.

In order for some portion of the dividends received by a Fund shareholder to be
"qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United
States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United
States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the
Fund's shares. Only qualified dividend income received by the Fund after
December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be

                                       54

treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than
50% of the value of each Fund's total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax.
For example, the Fund may elect to treat a PFIC as a "qualified electing fund"
(a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings
"to the market" as though it had sold and repurchased its holdings in those
PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous

                                       55

to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Tax Considerations. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses.
These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S.
withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                       56

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq")
system or another over-the-counter ("OTC") market is valued at its Nasdaq
Official Closing Price ("NOCP") on Nasdaq or its most recent sale price on such other OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the
Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of most recent bid quotation or evaluated prices, if applicable, on the value date, obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts
(and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile
Exchange, closing settlement times are prior to the close of trading on the New
York Stock Exchange.

                                       57

For stock index futures contracts which trade on the Chicago Mercantile
Exchange, closing settlement prices are normally available at approximately 4:20
Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's
Pricing Committee.

                              OFFICERS AND TRUSTEES

Scudder Securities Trust -- Scudder 21st Century Growth Fund

The following table presents certain information regarding the Independent
Trustees of each Trust as of October 1, 2003. Each Trustee's age as of October
1, 2003 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director/Trustee is c/o Deutsche
Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The
term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because each Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of each Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)    President, WGBH Educational Foundation.                     48
Trustee, 1990-present        Directorships: Becton Dickinson and Company
                             (medical technology company); The A.H. Belo Company
                             (media company); Concord Academy; Boston Museum of
                             Science; Public Radio International. Former
                             Directorship American Public Television; New
                             England Aquarium; Mass Corporation for Educational
                             Telecommunications; Committee for Economic
                             Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)     President, Driscoll Associates (consulting firm);           48
Trustee, 1987-present        Executive Fellow, Center for Business Ethics,
                             Bentley College; formerly, Partner, Palmer & Dodge
                             (1988-1990); Vice President of Corporate Affairs
                             and General Counsel, Filene's (1978-1988).

                                       58

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
                             Directorships: CRS Technology (technology service
                             company); Advisory Board, Center for Business
                             Ethics, Bentley College; Board of Governors,
                             Investment Company Institute; former Chairman, ICI
                             Directors Services Committee
--------------------------------------------------------------------------------------------------
Keith R. Fox (49)            Managing Partner, Exeter Capital Partners (private           48
Trustee, 1996-present        equity funds). Directorships: Facts on File (school
                             and library publisher); Progressive Holding
                             Corporation (kitchen importer and distributor);
                             Cloverleaf Transportation Inc. (trucking); K-Media,
                             Inc. (broadcasting); Natural History, Inc.
                             (magazine publisher); National Association of Small
                             Business Investment Companies (trade association)
--------------------------------------------------------------------------------------------------
Louis E. Levy (70)           Retired. Formerly, Chairman of the Quality Control           48
Trustee, 2002-present        Inquiry Committee, American Institute of Certified
                             Public Accountants (1992-1998); Partner, KPMG LLP
                             (1958-1990). Directorships: Household International
                             (banking and finance); ISI Family of Funds
                             (registered investment companies; 4 funds
                             overseen); Kimberly-Clark Corporation (personal
                             consumer products)
--------------------------------------------------------------------------------------------------
Jean Gleason Stromberg       Retired. Formerly, Consultant (1997-2001);                   48
(59) Trustee, 1999-present   Director, US General Accounting Office (1996-1997);
                             Partner, Fulbright & Jaworski, L.L.P. (law firm)
                             (1978-1996). Directorships: The William and Flora
                             Hewlett Foundation; Service Source, Inc.
--------------------------------------------------------------------------------------------------
Jean C. Tempel (60)          Managing Partner, First Light Capital (venture               48
Trustee, 1994-present        capital group) (2000-present); formerly, Special
                             Limited Partner, TL Ventures (venture capital fund)
                             (1996-1998); General Partner, TL Ventures
                             (1994-1996); President and Chief Operating Officer,
                             Safeguard Scientifics, Inc. (public technology
                             business incubator company) (1991-1993).
                             Directorships: Sonesta International Hotels, Inc.;
                             Aberdeen Group (technology research); The
                             Reference, Inc. (IT consulting for financial
                             services); United Way of Mass Bay. Trusteeships:
                             Connecticut College, Chair, Finance Committee;
                             Northeastern University, Chair, Funds and Endowment
                             Committee
--------------------------------------------------------------------------------------------------
Carl W. Vogt (67)            Senior Partner, Fulbright & Jaworski, L.L.P. (law            48
                             firm);

                                       59

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
Trustee, 2002-present        formerly, President (interim) of Williams
                             College (1999-2000); President, certain funds in
                             the Deutsche Asset Management Family of Funds
                             (formerly, Flag Investors Family of Funds)
                             (registered investment companies) (1999-2000).
                             Directorships: Yellow Corporation (trucking);
                             American Science & Engineering (x-ray detection
                             equipment); ISI Family of Funds (registered
                             investment companies, 4 funds overseen); National
                             Railroad Passenger Corporation (Amtrak); formerly,
                             Chairman and Member, National Transportation Safety
                             Board
--------------------------------------------------------------------------------------------------

Interested Trustee and Officers

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
Richard T. Hale/2/,/3/       Managing Director, Deutsche Investment Management           201
(58) Chairman and Trustee,   Americas Inc (2003 to present); Managing Director,
2002-present, and            Deutsche Bank Securities Inc. (formerly Deutsche
President, 2003-present      Banc Alex. Brown Inc.) and Deutsche Asset
                             Management (1999 to present); Director and
                             President, Investment Company Capital Corp.
                             (registered investment advisor) (1996 to present);
                             Director, Deutsche Global Funds, Ltd. (2000 to
                             present), CABEI Fund (2000 to present), North
                             American Income Fund (2000 to present) (registered
                             investment companies); Director, Scudder Global
                             Opportunities Fund (since 2003); Director/Officer
                             Deutsche/Scudder Mutual Funds (various dates);
                             President, Montgomery Street Income Securities,
                             Inc. (2002 to present) (registered investment
                             companies); Vice President, Deutsche Asset
                             Management, Inc. (2000 to present); formerly,
                             Director, ISI Family of Funds (registered
                             investment companies; 4 funds overseen) (1992-1999)
--------------------------------------------------------------------------------------------------
Daniel O. Hirsch/3/ (49)     Managing Director, Deutsche Asset Management                n/a
Vice President and           (2002-present) and Director, Deutsche Global Funds
Assistant Secretary,         Ltd. (2002-present); formerly, Director, Deutsche
2002-present                 Asset Management (1999-2002); Principal, BT Alex.
                             Brown Incorporated (now Deutsche Bank Securities
                             Inc.) (1998-1999); Assistant General Counsel,
                             United States Securities and Exchange Commission
                             (1993-1998)
--------------------------------------------------------------------------------------------------
John Millette/4/ (40)        Director, Deutsche Asset Management                         n/a
Vice President and
Secretary, 1999-present
--------------------------------------------------------------------------------------------------
Kenneth Murphy (39) Vice     Vice President, Deutsche Asset Management                   n/a
President, 2002-             (2000-present); formerly, Director, John Hancock
                             Signature Services

                                       60

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
                             (1992-2000); Senior Manager, Prudential Mutual Fund
                             Services (1987-1992)
--------------------------------------------------------------------------------------------------
Charles A. Rizzo/4/ (45)     Director, Deutsche Asset Management (April                  n/a
Treasurer, 2002-present      2000-present). Formerly, Vice President and
                             Department Head, BT Alex. Brown Incorporated (now
                             Deutsche Bank Securities Inc.) (1998-1999); Senior
                             Manager, Coopers & Lybrand L.L.P. (now
                             PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------------------------
Caroline Pearson/4/ (41)     Managing Director, Deutsche Asset Management                n/a
Assistant Secretary,
1997-present
--------------------------------------------------------------------------------------------------
Kathleen Sullivan            Director, Deutsche Asset Management                         n/a
D'Eramo/4/ (46) Assistant
Treasurer, 2003-present
--------------------------------------------------------------------------------------------------
Salvatore Schiavone/4/       Director, Deutsche Asset Management.                        n/a
(37) Assistant Treasurer,
2003-present
--------------------------------------------------------------------------------------------------
Lucinda Stebbins/4/ (57)     Director, Deutsche Asset Management.                        n/a
Assistant Treasurer,
2003-present
--------------------------------------------------------------------------------------------------
James Fenger/4/ (43) Vice    Managing Director of Deutsche Asset Management              n/a
President, 1998-present
--------------------------------------------------------------------------------------------------
Audrey Jones/4/ (57) Vice    Managing Director of Deutsche Asset Management              n/a
President, 2002-present
--------------------------------------------------------------------------------------------------

/1/  Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the
     Officer(s) of

                                       61

     the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

/2/  As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Funds within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Funds.

/3/  Address: One South Street, Baltimore, Maryland

/4/  Address: Two International Place, Boston, Massachusetts

Trustees' and Officers' Roles with Principal Underwriter: Scudder Distributors,
Inc.

Kenneth Murphy: Vice President

Caroline Pearson: Secretary

Trustees' Responsibilities. The officers of each Trust manage each Fund's day-to-day operations under the direction of the Trusts' Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund.
Currently, seven of the Board's members are Independent Trustees; that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the
Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements.
In 2002, the Trustees conducted over 36 meetings to deal with fund issues
(including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year.
Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the
Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the
Advisory Group on Best Practices for Fund Directors. For example, the
Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The
Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management

                                       62

contracts, please refer to "Management of the Funds -- Board Considerations in
Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Fund's board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy
(Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Trust's
Audit Committee held three meetings during each Fund's last calendar year.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on
Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair),
Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W.
Vogt. The Trust's Committee on Independent Trustees held eleven meetings during each Fund's last calendar year.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the
Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full
Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P.
Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Jean C. Tempel. The
Trust's Valuation Committee held seven meetings during each Fund's last calendar year.

Investment Oversight Committee: The Board has established two Investment
Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight
Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are
Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox,
Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight
Committee held four meetings during calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to the Board on matters relating to the quality, type and level of services provided to fund shareholders and the quality of type of distribution-related services provided to the funds. The members of the
Shareholder Servicing Committee are Keith R. Fox (Co-Chair), Jean C. Tempel
(Co-Chair), Henry P. Becton, Jr., Dawn-Marie Driscoll, Louis E. Levy, Jean
Gleason Stromberg, and Carl W. Vogt. The Trust's Shareholder Servicing Committee
held four meetings during each Fund's last fiscal year.

*    Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the secretary of the Fund.

Remuneration. Each Independent Trustee receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at

                                       63

directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the
Fund. The following table shows compensation received by each Trustee from the
Trust and aggregate compensation from the fund complex during the most recent calendar year.

                                                        Pension or Retirement    Total Compensation
                              Compensation from           Benefits Accrued            Paid to
Name of Trustee**          21st Century Growth Fund   as Part of Fund Expenses        Trustees
------------------------   ------------------------   ------------------------   ------------------
Henry P. Becton, Jr.               $ 1,639                       $0
Dawn-Marie Driscoll                $ 1,719                       $0
Keith R. Fox                       $ 1,638                       $0
Louis E. Levy*                     $ 1,270                       $0
Jean Gleason Stromberg             $ 1,621                       $0
Jean C. Tempel                     $ 1,598                       $0
Carl W. Vogt*                      $ 1,316                       $0

*    Newly elected Trustees, effective April 8, 2002.

                                       64

Trustee Fund Ownership. The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2002.

                                                               Aggregate Dollar Range of
                                                                Securities Owned in All
                         Dollar Range of Securities Owned in   Funds in the Fund Complex
Name of Trustees               21st Century Growth Fund           Overseen by Trustees
----------------------   -----------------------------------   -------------------------
Henry P. Becton, Jr.                 $1 - $10,000                    Over $100,000
Dawn-Marie Driscoll                      None                        Over $100,000
Keith Fox                                None                        Over $100,000
Louis E. Levy                            None                        Over $100,000
Richard T. Hale                          None                        Over $100,000
Jean Gleason Stromberg                   None                        Over $100,000
Jean C. Tempel                           None                        Over $100,000
Carl W. Vogt                             None                        Over $100,000

As of October 31, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund's knowledge, as of October 31, 2003, no person owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class S were held in the name of Fidelity Investments Institutional Operations Company, 100 Magellan Way,
Covington, KY 41015 who may be deemed to be beneficial owner of such shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class S were held in the name of Scudder Trust Company, for the benefit of Farmer's Group, Inc. Employee
Profit Sharing Savings Plan, P.O. Box 957, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class A were held in the name of Scudder Trust Company, Trustee for Credence Systems Corp. Savings &
Retirement Plan, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class A were held in the name of Banc One Securities Corp., for the benefit of The One Select Portfolio,
1111 Polaris Parkway, Columbus, OH 43240 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box
2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class B were held in the name of First Clearing Corporation, for the benefit

                                       65

of customers, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class C were held in the name of Banc One Securities Corp., for the benefit of The One Select Portfolio,
1111 Polaris Parkway, Columbus, OH 43240 who may be deemed to be the beneficial owner of certain of these shares.

Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund

The following table presents certain information regarding the Independent
Trustees and Executive Officers of each Trust as of October 1, 2003. Each
Trustee's age as of October 1, 2003 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each
Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago,
Illinois 60606. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust or the Bylaws. Because the
Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Age, Position(s)
Held with the Trust and                                                                    Number of Funds
Length of Time              Principal Occupation(s) During Past 5 Years and                in Scudder Fund
Served/1/                   Other Directorships Held                                       Complex Overseen
-----------------------------------------------------------------------------------------------------------
John W. Ballantine (57)     Retired; formerly, Executive Vice President and Chief Risk            82
Trustee, 1999-present       Management Officer, First Chicago NBD Corporation/The First
                            National Bank of Chicago (1996-1998); Executive Vice
                            President and Head of International Banking (1995-1996).
                            Directorships: Enron Corporation (energy trading firm)
                            (effective May 30, 2002); First Oak Brook Bancshares, Inc.;
                            Oak Brook Bank; American Healthways, Inc. (provider of
                            disease and care management services); Prisma Energy
                            International (owner and operator of Enron's international energy infrastructure business); FNB Corporation (bank
                            holding company).
-----------------------------------------------------------------------------------------------------------
Lewis A. Burnham (70)       Retired; formerly, Director of Management Consulting,                 82
Trustee, 1977-present       McNulty & Company (1990-1998); prior thereto, Executive Vice
                            President, Anchor Glass Container Corporation.
-----------------------------------------------------------------------------------------------------------
Donald L. Dunaway (66)      Retired; formerly, Executive Vice President, A.O. Smith               82
Trustee, 1980-present       Corporation (diversified manufacturer) (1963-1994).
-----------------------------------------------------------------------------------------------------------
James R. Edgar (57)         Distinguished Fellow, University of Illinois, Institute of            82
Trustee, 1999-present       Government and Public Affairs (1999-present); formerly,
                            Governor, State of Illinois (1991-1999). Directorships:
                            Kemper Insurance Companies; John B. Sanfilippo & Son, Inc.
                            (processor/packager/marketer of nuts, snacks and candy
                            products); Horizon Group Properties, Inc.; Youbet.com
                            (online wagering platform); Alberto-Culver Company
                            (manufactures, distributes and markets health and
                            beauty-care products).
-----------------------------------------------------------------------------------------------------------

                                       66

Name, Age, Position(s)
Held with the Trust and                                                                    Number of Funds
Length of Time              Principal Occupation(s) During Past 5 Years and                in Scudder Fund
Served/1/                   Other Directorships Held                                       Complex Overseen
-----------------------------------------------------------------------------------------------------------
Paul K. Freeman (53)        President, Cook Street Holdings (consulting); Adjunct                 82
Trustee, 2002-present       Professor, University of Denver; Consultant, World
                            Bank/Inter-American Development Bank; formerly, Project
                            Leader, International Institute for Applied Systems Analysis
                            (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                            (environmental insurance) (1986-1998).
-----------------------------------------------------------------------------------------------------------
Robert B. Hoffman (66)      Retired; formerly, Chairman, Harnischfeger Industries, Inc.           82
Trustee, 1981-present       (machinery for the mining and paper industries) (1999-2000);
                            prior thereto, Vice Chairman and Chief Financial Officer,
                            Monsanto Company (agricultural, pharmaceutical and
                            nutritional/food products) (1994-1999).
-----------------------------------------------------------------------------------------------------------
Shirley D. Peterson (62)    Retired; formerly, President, Hood College (1995-2000);               82
Trustee, 1995-present       prior thereto, Partner, Steptoe & Johnson (law firm);
                            Commissioner, Internal Revenue Service; Assistant Attorney
                            General (Tax), US Department of Justice. Directorships:
                            Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of
                            automotive components and subsystems); Trustee, Bryn Mawr
                            College.
-----------------------------------------------------------------------------------------------------------
Fred B. Renwick (73)        Retired; Professor Emeritus of Finance, New York University,          82
Trustee, 1988-present       Stern School of Business (2001-present); formerly,
                            Professor, New York University Stern School of business
                            (1965-2001). Directorships: The Wartburg Foundation;
                            Chairman, Finance Committee of Morehouse College Board of
                            Trustees; formerly, Director of Board of Pensions,
                            Evangelical Lutheran Church in America; member of the
                            Investment Committee of Atlanta University Board of
                            Trustees; Chair of the Investment Committee, American Bible
                            Society Board of Trustees.
-----------------------------------------------------------------------------------------------------------
William P. Sommers (70)     Retired; formerly, President and Chief Executive Officer,             82
Trustee, 1979-present       SRI International (research and development) (1994-1998);
                            prior thereto, Executive Vice President, Iameter (medical
                            information and educational service provider); Senior Vice
                            President and Director, Booz, Allen & Hamilton Inc.
                            (management consulting firm). Directorships: PSI Inc.
                            (satellite engineering and components); Evergreen Solar,
                            Inc. (develop/manufacture solar electric system engines); H2
                            Gen (manufacture hydrogen generators); Zassi Medical
                            Evolutions, Inc. (specialists in intellectual property
                            opportunities in medical device arena); Guckenheimer
                            Enterprises (executive food services).
-----------------------------------------------------------------------------------------------------------
John G. Weithers (70)       Retired; formerly, Chairman of the Board and Chief Executive          82
Trustee, 1993-present       Officer, Chicago Stock Exchange. Directorships: Federal Life
                            Insurance Company; Chairman of the Members of the
                            Corporation and Trustee, DePaul University; formerly,
                            International Federation of Stock Exchanges; Records
                            Management Systems.
-----------------------------------------------------------------------------------------------------------

                                       67

Interested Trustee/2/ and Officers

Name, Age, Position(s)
Held with the Trust and                                                                    Number of Funds
Length of Time              Principal Occupation(s) During Past 5 Years and                in Scudder Fund
Served/1/                   Other Directorships Held                                       Complex Overseen
-----------------------------------------------------------------------------------------------------------
Richard T. Hale/2,3/ (58)   Managing Director, Deutsche Investment Management Americas            20
Chairman and Trustee,       Inc. (2003 to present); Managing Director, Deutsche Bank
2002-present, and           Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.)
President, 2003-            and Deutsche Asset Management (1999 to present); Director
present                     and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche
                            Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to
                            present), North American Income Fund (2000 to present)
                            (registered investment companies); Director, Scudder Global
                            Opportunities Fund (since 2003); Director/Officer
                            Deutsche/Scudder Mutual Funds (various dates); President,
                            Montgomery Street Income Securities, Inc. (2002 to present)
                            (registered investment companies); Vice President, Deutsche
                            Asset Management, Inc. (2000 to present); formerly,
                            Director, ISI Family of Funds (registered investment
                            companies; 4 funds overseen) (1992-1999)
----------------------------------------------------------------------------------------------------------
Philip J. Collora (58)      Director, Deutsche Asset Management                                   n/a
Vice President and
Assistant Secretary,
1986-present

----------------------------------------------------------------------------------------------------------
Daniel O. Hirsch/3/ (49)    Managing Director, Deutsche Asset Management (2002-present)           n/a
Vice President and          and Director, Deutsche Global Funds Ltd. (2002-present);
Assistant Secretary,2002-   formerly, Director, Deutsche Asset Management (1999-2002);
present                     Principal, BT Alex. Brown Incorporated (now Deutsche Bank
                            Securities Inc.) (1998-1999); Assistant General Counsel,
                            United States Securities and Exchange Commission (1993-1998)
----------------------------------------------------------------------------------------------------------
Kenneth Murphy/4/ (39)      Vice President, Deutsche Asset Management (2000-present);             n/a
Vice President, 2002-       formerly, Director, John Hancock Signature Services
present                     (1992-2000); Senior Manager, Prudential Mutual Fund Services
                            (1987-1992)
----------------------------------------------------------------------------------------------------------
Julie Van Cleave (44)       Managing Director, Deutsche Asset Management                          n/a
Vice President, 2003-
present
----------------------------------------------------------------------------------------------------------
Charles A. Rizzo/4/ (46)    Director, Deutsche Asset Management (April 2000 to present);          n/a
Treasurer, 2002-present     formerly, Vice President and Department Head, BT Alex. Brown
                            Incorporated (now Deutsche Bank Securities Inc.)
                            (1998-1999); Senior Manager, Coopers & Lybrand
----------------------------------------------------------------------------------------------------------

                                       68

Name, Age, Position(s)
Held with the Trust and                                                                    Number of Funds
Length of Time              Principal Occupation(s) During Past 5 Years and                in Scudder Fund
Served/1/                   Other Directorships Held                                       Complex Overseen
-----------------------------------------------------------------------------------------------------------
                            L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
-----------------------------------------------------------------------------------------------------------
John Millette/4/ (41)       Director, Deutsche Asset Management                                   n/a
Secretary, 2001-present
----------------------------------------------------------------------------------------------------------
Lisa Hertz (33)             Assistant Vice President, Deutsche Asset Management                   n/a
Assistant Secretary,
2003- present
----------------------------------------------------------------------------------------------------------
Caroline Pearson/4/ (41)    Managing Director, Deutsche Asset Management                          n/a
Assistant Secretary,
1998- present
----------------------------------------------------------------------------------------------------------
Kathleen                    Director, Deutsche Asset Management                                   n/a
Sullivan D'Eramo/4/ (46)
Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------
Salvatore Schiavone/4/      Director, Deutsche Asset Management.                                  n/a
(37) Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------
Lucinda Stebbins/4/ (57)    Director, Deutsche Asset Management.                                  n/a
Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------

/1/  Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including each Fund, managed by the Advisor. For the
     Officers of each Fund, length of time served represents the date that each
     Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

/2/  As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Funds within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Funds.

/3/  Address: One South Street, Baltimore, Maryland

/4/  Address: Two International Place, Boston, Massachusetts

Paul Freeman, prior to his service as independent trustee of the Funds, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"),
which was part of a restructuring of the boards overseeing the DB Funds,
Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third

                                       69

party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee's and Officer's Role with Principal Underwriter: Scudder Distributors,
Inc.

Kenneth Murphy:      Vice President
Caroline Pearson:    Secretary
Philip J. Collora:   Assistant Secretary

Trustees' Responsibilities. The officers of each Trust manage each Fund's day-to-day operations under the direction of the Trusts' Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of each
Fund. A majority of the Trusts' Board members are not affiliated with the
Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the
Committees' responsibilities.

Board Committees: Each Trust's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, confers with the independent auditors regarding the Fund financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and Lewis A. Burnham. The Audit
Committee held eight meetings during calendar year 2002.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman),
James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee
held five meetings during calendar year 2002. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W.
Ballantine and Richard T. Hale. Alternative Valuation Committee members are
William P. Sommers, Donald L. Dunaway, and John G. Weithers. The Funds'
Valuation Committee held four meetings during calendar year 2002.

Operations Committee: The Operations Committee oversees the operations of the
Fund, such as reviewing the Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, and shareholder services. Currently, the members of the
Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B.
Renwick and John G. Weithers. The Trust's Operations Committee held 10 meetings during calendar year 2002.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management

                                       70

agreement. The current members of the Equity Oversight Committee are Robert B.
Hoffman (Chairman), Lewis A. Burnham and John G. Weithers. The Trust's Equity
Oversight Committee held four meetings during calendar year 2002.

Remuneration. Each Independent Trustee receives from each Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor which may have different fee schedules. The Advisor supervises the Funds' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Funds and receives a management fee for its services.

The Board of Trustees of the Trusts established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred
Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trusts, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously,
Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustees' share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Trusts and aggregate compensation from the fund complex during the most recent calendar year.

                                                                                                    Total
                           Compensation from    Compensation from   Pension or Retirement      Compensation Paid
                           Scudder Aggressive    Scudder Dynamic     Benefits Accrued as        to Trustees from
Name of Trustee               Growth Fund*        Growth Fund*      Part of Fund Expenses   Fund Complex/(4)(5)/
------------------------   ------------------   -----------------   ---------------------   --------------------
John W. Ballantine               $2,635               $3,503                 $0                    $225,470
Lewis A. Burnham                 $2,159               $2,976                 $0                    $196,060
Donald L. Dunaway/(1)/           $2,637               $3,544                 $0                    $225,370
James R. Edgar/(2)/              $2,050               $2,880                 $0                    $183,770
Paul K. Freeman**                $1,388               $1,896                 $0                    $124,198
Robert B. Hoffman                $2,043               $2,864                 $0                    $187,210
Shirley D. Peterson/(3)/         $2,164               $3,044                 $0                    $206,010
Fred B. Renwick                  $2,336               $3,156                 $0                    $199,280
William P. Sommers               $2,198               $3,023                 $0                    $196,110
John G. Weithers                 $2,390               $3,252                 $0                    $211,230

*    Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund each consist of one fund.

**   Newly elected Trustee effective May 15, 2002.

/(1)/Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow
     Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Scudder Dynamic Growth
     Fund to Mr. Dunaway are $14,593.

/(2)/Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
     Governor Edgar. Total deferred fees (including interest thereon

                                       71

     and the return from the assumed investment in the funds managed by the
     Advisor) payable from Scudder Aggressive Growth Fund and Scudder Dynamic
     Growth Fund to Governor Edgar are $2,686 and $3,570, respectively.

/(3)/ Includes $19,020 in annual retainer fees received by Ms. Peterson in her role as lead Trustee.

/(4)/ For each Trustee (except for Mr. Freeman) total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios. For Mr. Freeman, the total includes compensation for service, for partial periods, on the boards of 34 trust/corporations comprised of 97 funds/portfolios. Each trustee, including Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of
     82 funds/portfolios.

/(5)/ Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with the sale of the
     Advisor to Deutsche Bank AG. Such amounts totaled $36,190 for Messrs.
     Ballantine and Dunaway, $25,850 for Mr. Burnham, $24,070 for Mr. Edgar,
     $10,170 for Mr. Freeman, $20,680 for Messrs. Hoffman and Sommers, $34,070
     for Ms. Peterson, $25,680 for Mr. Renwick and $30,850 for Mr. Weithers.
     These meeting fees were borne by the Advisor.

Trustee Fund Ownership. Under each Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years each Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular
Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment)
of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of each Fund and all funds in the fund complex overseen by the
Trustee as of December 31, 2002.

                        Dollar Range of       Dollar Range of     Aggregate Dollar Range of
                      Securities Owned in   Securities Owned in    Securities Owned in All
                        Scudder Dynamic     Scudder Aggressive    Funds in the Fund Complex
Name of Trustee           Growth Fund           Growth Fund          Overseen by Trustee
-------------------   -------------------   -------------------   -------------------------
John W. Ballantine            None                  None                Over $100,000
Lewis A. Burnham       $10,001 - $ 50,000           None                Over $100,000
Donald L. Dunaway*     $50,000 - $100,000       $1 - $10,000            Over $100,000
James R. Edgar*        $10,001 - $ 50,000           None                Over $100,000
Paul K. Freeman               None                  None                     None
Richard T. Hale               None                  None                Over $100,000
Robert B. Hoffman      $10,000 - $ 50,000           None                Over $100,000
Shirley D. Peterson           None                  None                Over $100,000
Fred B. Renwick               None                  None                Over $100,000
William P. Sommers     $10,001 - $ 50,000           None                Over $100,000
John G. Weithers                                    None                Over $100,000

*    The dollar range of shares shown includes share equivalents of certain
     Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to a Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

As of November   , 2003, all Trustees and Officers of the Funds as a group
                --
owned beneficially (as that term is defined in section 13(d) of the Securities
Exchange Act of 1934) less than 1% of each class of Aggressive Growth Fund.

                                       72

To the best of each Fund's knowledge, as of November   , 2003, no person
                                                      --
owned beneficially more than 5% of each class of Aggressive Growth Fund's outstanding shares, except as noted below.

As of November   , 2003, [   ] shares in the aggregate, or [   ]% of the
               --         ---                               ---
outstanding shares of Scudder Aggressive Growth Fund, Class I were held in the name of Scudder Investments, Profit Sharing Plan, 60 Wall Street, New York, NY
10005 who may be deemed to be the beneficial owner of certain of these shares.

[As of November   , 2003, all Trustees and Officers of the Funds as a group
                --
owned beneficially (as that term is defined in section 13(d) of the Securities
Exchange Act of 1934) less than 1% of each class of each Fund.]

[To the best of each Fund's knowledge, as of November   , 2003, no person
                                                      --
owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.]

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder Dynamic Growth Fund, Class A were held in the name of First Clearing Corp., for the benefit of customers, 10700 Wheat First Drive,
Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder Dynamic Growth Fund, Class I were held in the name of Scudder Investments Profit Sharing Plan, 60 Wall Street, New York, NY 10005
who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder Dynamic Growth Fund, Class I were held in the name of Scudder Investments Money Purchase Plan, 60 Wall Street, New York, NY 10005
who may be deemed to be the beneficial owner of certain of these shares.

                               TRUST ORGANIZATION

Scudder 21st Century Growth Fund is a series of Scudder Securities Trust, a
Massachusetts business trust established under a Declaration of Trust dated
October 16, 1985, as amended from time to time. The Fund's shares are currently divided into six classes: Class A, Class B, Class C, Class I, Class AARP and
Class S shares.

                                       73

Scudder Aggressive Growth Fund is a Massachusetts business trust established under a Declaration of Trust dated October 3, 1996, as amended from time to time. The Fund's shares are currently divided into four classes: Class A, Class
B, Class C and Class I shares.

Scudder Dynamic Growth Fund, formerly Scudder Small Capitalization Equity Fund, is a Massachusetts business trust established under a Declaration of Trust dated
October 24, 1985, as amended from time to time. The Fund's shares are currently divided into four classes: Class A, Class B, Class C and Class I shares.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. A Fund generally is not required to hold meetings of its shareholders. Under the Agreement and
Declaration of Trust of a Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act;
(c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the
Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof) to the extent provided therein; and (e) such additional matters as may be required by law, the
Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable.
Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provide that obligations of each Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the
Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a
Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a
Fund or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

                                       74

Any of the Trustees of Scudder 21st Century Growth Fund may be removed (provided the aggregate number of Trustees after such removal shall not be less than one)
with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such
Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the
Trustees will assist shareholder communications to the extent provided for in
Section 16(c) under the 1940 Act.

Any Trustee of Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund
may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a
Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy
Voting Policies and Procedures ("Policies") and Proxy Voting Guidelines
("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

     .    Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

     .    Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

     .    Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The
          Advisor generally votes for fair price proposals.

     .    Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated

                                       75

investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment
Advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be refused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

Information regarding how a Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-621-1048.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Scudder
21st Century Growth Fund, together with the Report of Independent Accountants,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2003 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of
Additional Information.

The financial statements, including the portfolios of investments, of Scudder
Aggressive Growth Fund and Scudder Dynamic Growth Fund, together with the
Reports of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Funds, each dated
September 30, 2003, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers of Scudder 21st Century Growth Fund are:

Class A 811196-807

Class B 811196-872

Class C 811196-880

Class I 811196-732

                                       76

Scudder 21st Century Growth Fund has a fiscal year ending July 31.

The CUSIP numbers of Scudder Aggressive Growth Fund are:

Class A 81111M-107

Class B 81111M-206

Class C 81111M-305

Class I 81111M-404

Scudder Aggressive Growth Fund has a fiscal year ending September 30.

The CUSIP numbers of Scudder Dynamic Growth Fund are:

Class A 811197-102

Class B 811197-201

Class C 811197-300

Class I 811197-409

Scudder Dynamic Growth fund has a fiscal year ending September 30.

This Statement of Additional Information contains the information of Scudder
21st Century Growth Fund, Scudder Aggressive Growth Fund and Scudder Dynamic
Growth Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                       77

                            SCUDDER SECURITIES TRUST

                            Scudder Development Fund
                             Class S and Class AARP

                        Scudder 21st Century Growth Fund
                             Class S and Class AARP

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2003

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Class S and AARP shares of Scudder 21st Century Growth Fund and Scudder Development Fund (each a "Fund"
and collectively the "Funds"), a series of Scudder Securities Trust (a "Trust"), dated December 1, 2003, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South
Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained, and is available along with other materials on the Securities and Exchange Commission's Internet
Web site (http://www.sec.gov).

The financial statements that are part of the Annual Reports to Shareholders of each Fund, dated July 31, 2003, are incorporated by reference herein and are deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                                                            Page
                                                                            ----

                                       i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)  borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)  issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)  concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)  engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)  purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)  purchase physical commodities or contracts relating to physical commodities; or

(7)  make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act, as amended, and the rules thereunder and as used in this Statement of Additional
Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Such non-fundamental policies may be changed or amended by the Trustees of each Trust without prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)  borrow money in an amount greater than 5% of its total assets except (i)
     for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b)  enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)  purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v)
     that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)  purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)  enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(g)  lend portfolio securities in an amount greater than 5% of its total assets.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the
Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is each Fund's current intention that no more than 5% of its net assets will be at risk.

To meet federal tax requirements for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities (other than US Government securities or securities of a regulated investment company) of a single issuer, and (2) at least 50% of its total assets is represented by cash, government securities, securities of other regulated investment companies, and other securities of any issuer that does not represent more than 5% of the Fund's assets or more than 10% of the issuer's voting securities.

Neither Fund has any current intention of investing more than 20% of its net assets in foreign securities.

Master/feeder Fund Structure. The Board of Trustees of a Trust has the
discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets through a master/feeder fund structure. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                       2

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments (rated in the two highest categories by Moody's
Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service, a
division of the McGraw-Hill Companies, Inc. ("S&P")) and high grade debt securities without equity features (rated Aaa, Aa or A by Moody's or AAA, AA or
A by S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality). In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

                       INVESTMENT POLICIES AND TECHNIQUES

Scudder Development Fund and Scudder 21st Century Growth Fund, a diversified series of Scudder Securities Trust, are each open-end management investment companies which continuously offer and redeem shares at net asset value. Each
Fund is a company of the type commonly known as a mutual fund.

                                       3

Scudder 21st Century Growth Fund offers the following classes of shares: Class
AARP, Class S, Class A, Class B, Class C and Class I Shares. Scudder Development
Fund offers the following classes of shares: Class AARP and Class S. Only Class
AARP and Class S shares of each Fund are offered herein. Each class has its own important features and policies. Shares of Class AARP are especially designed for members of the American Association of Retired Persons ("AARP").

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it.
Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.
Certain practices, techniques or instruments may not be principal activities of a fund, but, to the extent employed, could from time to time have a material impact on a fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in the fund's applicable prospectus.

Although a Fund does not concentrate its investments in any one industry, each
Fund's exposure to issuers with above-average potential for growth may, from time to time, result in exposure to one or more related industries in the same market sector, such as the technology sector. A sector is made up of numerous industries. If a Fund has significant exposure to a market sector, factors affecting issuers in that sector may have a greater effect on the Fund than if it had not had exposure to in that sector.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund's
Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the fund's volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits,

                                       4

dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve a fund's objectives, a fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA,
AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. A fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored
Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored
Depositary Receipts are not obligated to disclose material information in the
United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are

                                       5

Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of a fund's investment policies, a fund's investments in
ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.
Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund.
For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Currencies. Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese

                                       6

stock held in the portfolio will rise even though the price of the stock in yen remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the
"spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts
(or options thereon) to purchase or sell foreign currencies. (See "Strategic
Transactions and Derivatives" below.)

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock
Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

                                       7

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on a fund's performance).

Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund-lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the

                                       8

following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each Fund's non-fundamental policies.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

                                       9

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific
Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Deutsche Investment Management Americas Inc. (the "Advisor") acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the
"Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940
Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, a fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

                                       10

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S.
Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest.
As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in
REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the

                                       11

mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act, as amended. By investing in
REITs indirectly through the fund, a shareholder will bear not only his or her proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements, subject to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value
(including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield and may be viewed as a form of leverage.

Commercial Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the 1933 Act in reliance on the exemption from registration afforded by Section

                                       12

3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution.
Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund's Board , if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt and erratic movements at times, due to limited trading volumes and less publicly available information. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the

                                       13

security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security.
A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and
Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve
Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is
"diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered
Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash)
payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

Strategic Transactions and Derivatives

A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell

                                       14

futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called
"Strategic Transactions"). In addition, certain Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit
(subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the
Advisor's ability to predict pertinent market movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic
Transactions will not be used to alter fundamental investment purposes and characteristics of the fund, and the fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In

                                       15

addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and
Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that

                                       16

option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the
Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered"
(i.e., the fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as hedges against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10%
of the face amount of the contract (but may be higher in some circumstances).
Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If the fund exercises an

                                       17

option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which the fund expects to have portfolio exposure.

                                       18

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark, the fund holds securities denominated in schillings, and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell deutschemarks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

                                       19

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1,
1999 by eleven member countries of the European Economic and Monetary Union
(EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur.
Additional questions are raised by the fact that certain other European
Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999. The Advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities in general.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments.
Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the
U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that the fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a

                                       20

current basis. A put option written by a fund requires the fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid assets denominated in that currency equal to the fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating cash or liquid assets if the fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

                            MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the
"Advisor"). DeIM, which is a part of DeAM, is the investment advisor for each
Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. The

                                       21

Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset
Management Investment Services Ltd., Deutsche Bank Trust Company Americas and
Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public.
In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance
Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper
Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder
changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder
Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K.
operations (known as Threadneedle Investments), was acquired by Deutsche Bank
AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to the present investment management agreements (the "Agreements") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the
Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team vigorously researches hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

                                       22

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current Agreements, each dated April 5, 2002, were last approved by the
Trustees on August 12, 2003. Each Agreement continues in effect until September
30, 2004 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such
Agreement or interested persons of the Advisor or the Trust ("Independent
Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940
Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the
Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services
(not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds' transfer agent, pricing agents,
Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each
Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget;
processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and
otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

Pursuant to a sub-administrator agreement between the Advisor and State Street
Bank and Trust Company, ("SSB") the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Fund, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the
Fund, subject to their individual consent to serve and to any limitations imposed by law.

                                       23

Each Fund is managed by a team of investment professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for a Fund's portfolio.
This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor and its affiliates believe that this team approach benefits fund investors by bringing together many disciplines and leveraging the
Advisor's extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

21st Century Growth Fund pays the Advisor an advisory fee at the annual rate of
0.75% for the first $500 million of average daily net assets, 0.70% on the next
$500 million of net assets, and 0.65% on net assets over $1 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income. For the period October 2, 2000 through December
29, 2000, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of both Class AARP and Class S shares at 1.20%.

Prior to October 2, 2000, 21st Century Growth Fund paid the Advisor an annual fee equal to 1.00% of the Fund's average daily net assets, payable monthly, provided the Fund made such interim payments as were requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Adviser and certain of its subsidiaries voluntarily maintained expenses at not more than 1.20% of average daily net assets for Class S shares from May 1, 2000 through October 1, 2000.

Development Fund pays the Advisor an advisory fee at the annual rate of 0.85%
for the first $1 billion of average daily net assets, 0.80% on the next $500 million of net assets, and 0.75% on net assets over $1.5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

The advisory fees paid by each Fund for its last three fiscal years ending July
31, and the amount waived or reimbursed during its most recent fiscal year, are shown in the table below.

                                                                           $ Amount of
                           Fiscal Year   Fiscal Year   Fiscal Year   Reimbursement or Waiver
Fund                           2003          2002          2001        for Fiscal Year 2003
------------------------   -----------   -----------   -----------   -----------------------
21st Century Growth Fund    $1,161,021    $1,962,334   $2,759,156              $0
Development Fund            $1,833,797    $2,839,058   $5,607,373              $0

Under its Agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the

                                       24

expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder,
Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to each Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the
Scudder Marks in the Trust's investment products and services. The term "Scudder
Investments" is the designation given to the services provided by Deutsche
Investment Management Americas Inc. and its affiliates to the Scudder Mutual
Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at a Funds'
expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of a Fund may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The
Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the
AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Board Considerations in connection with the Annual Renewal of Investment
Management Agreements for Scudder Development Fund and Scudder 21st Century
Growth Fund

As noted above, the Trustees approved the continuation of the Funds' current investment management agreement in August 2003. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the
Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices;
investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the

                                       25

Advisor's profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and
possible economies of scale; and possible financial and other benefits to the
Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the
Trustees included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the
Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of
Deutsche Bank AG's recent acquisition of the Advisor.

Administrative Agreements

Effective October 2, 2000 for Development Fund and December 29, 2000 for 21st
Century Growth Fund, and in each case until September 30, 2003, each Fund operated under an administrative services agreement with the Advisor (the
"Administrative Agreement") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee")
for Class S and Class AARP of 0.45% of the average daily net assets of the applicable class. One effect of this arrangement was to make each Fund's expense ratio more predictable.

21st Century Growth Fund: For the fiscal year ended July 31, 2003, the
Administrative Fees aggregated $10,465 and $548,853 for Class AARP and S shares, respectively, of which $982 and $42,261 for Class AARP and S shares, respectively, was unpaid as of July 31, 2003. For the fiscal year ended July 31,
2002, the Administrative Fees aggregated $17,474 and $979,150 for Class AARP and
S shares, respectively. For the period December 29, 2000 through July 31, 2001, the Administrative Fees aggregated $12,681 and $778,352 for Class AARP and S shares, respectively.

Development Fund: For the fiscal year ended July 31, 2003, the Administrative
Fees aggregated $3,492 and $967,342 for Class AARP and S shares, respectively, of which $400 and $86,640 for Class AARP and S shares, respectively, was unpaid as of July 31, 2003. For the fiscal year ended July 31, 2002, the Administrative
Fees charged to the Fund aggregated $4,834 and $1,498,199 for Class AARP and S shares, respectively. For the period October 2, 2000 through July 31, 2001, the
Administrative Fees aggregated $4,133 and $2,198,547 for Class AARP and S shares, respectively.

The Administrative Agreement terminated on September 30, 2003. With the termination of the Administrative Agreement

                                       26

certain expenses that were borne by the Advisor under the Administrative
Agreement, such as transfer agent and custodian fees, are now borne directly by shareholders. Effective October 1, 2003 through September 30, 2005, however, the
Advisor has agreed to contractually waive a portion of its fees and/or reimburse the Fund as described in the prospectus.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA
Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in
Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA
InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Trusts, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, Scudder
Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the
"Distributor"), an affiliate of the Advisor, is the principal underwriter for
Class S and AARP. The underwriting agreement initially remained in effect until
September 30, 2003 and continues from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of
Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of each Fund. The underwriting agreement of each fund was last approved by the Trustees on August 12, 2003.

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of

                                       27

printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and
a portion of the cost of computer terminals used by both the Funds and the
Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Note: Although neither Class S nor Class AARP of either Fund has a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

                                       28

Independent Accountants and Reports to Shareholders

The financial highlights of each Fund included in the Funds' prospectuses and the Financial Statements incorporated by reference in this Statement of
Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110 serves as legal counsel to each Fund and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston,
Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Effective upon the termination of the
Administrative Agreement on September 30, 2003, each fund paid SFAC an annual fee equal to 0.0250% of the first $150 million of average daily net assets,
0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

As noted above, through September 30, 2003, costs of fund accounting were borne by the Advisor pursuant to the Administrative Agreement. Prior to the implementation of the Administrative Agreement these fees were in place through
December 29, 2000 for Scudder 21st Century Growth Fund and October 2, 2000 for
Scudder Development Fund.

Pursuant to a sub-accounting agreement between SFAC and State Street Bank and
Trust Company ("SSB"), SFAC has delegated certain fund accounting functions to
SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the "Custodian" or "SSB"), 225 Franklin
Street, Boston, Massachusetts 02110, as custodian has custody of all securities and cash of each Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. The custodian's fee may be reduced by certain earnings credits in favor of each Fund.

Scudder Service Corporation ("Service Corporation" or "SSC"), P.O. Box 229,
Boston, Massachusetts, 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. Service Corporation also

                                       29

serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Each Fund pays Service Corporation an annual fee of
$26.00 for each regular account for a shareholder and $29.00 for each retirement account maintained for a participant.

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc.
("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Funds.

Pursuant to a services agreement with SSC, Scudder Investments Service Company
(SISC), an affiliate of the Advisor, may perform, from time to time, certain transaction and shareholder servicing functions.

Development Fund: From August 1, 2000 to October 2, 2000, the amount charged to the Fund by Service Corporation aggregated $179,331. From October 2, 2000 to
September 30, 2003, the cost of transfer agency services for the Fund was borne by the Advisor in accordance with the Administrative Agreement.

21st Century Growth Fund: From August 1, 2000 to December 29, 2000, the amount charged to the Fund by Service Corporation aggregated $0 for Class AARP shares and $295,012 for Class S shares; neither fee was imposed. From December 29, 2000 to September 30, 2003, the cost of transfer agency services for the Fund was borne by the Advisor in accordance with the Administrative Agreement.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Funds. Annual service fees are paid by each Fund to Scudder Trust Company, 11 Northeastern
Boulevard, Salem, New Hampshire 03079 for such accounts. Each Fund pays Scudder
Trust Company an annual fee of [$29.00] per Annual Open account and [$5.00] per
Annual Closed account.

For the period ended October 2, 2000, the amount charged to the Class S shares of Development Fund aggregated $187,774. From October 2, 2000, to September 30,
2003, the foregoing costs were borne by the Advisor in accordance with the
Administrative Agreement.

For the period ended December 29, 2000, STC did not impose a portion of its fees amounting to $379,919 for the Class S shares of the 21st Century Growth Fund;
the imposed fees amounted to $207,720. From December 29, 2000 to September 30,
2003, the foregoing costs were borne by the Advisor in accordance with the
Administrative Agreement.

Pursuant to an agreement between STC and ADP, STC has delegated certain of these sub-accounting and recordkeeping services to ADP. The costs and expenses of such delegation are borne by STC, not by the Funds.

                                       30

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Orders for the purchase and sale of portfolio securities, including allocations of brokerage, may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the securities being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker/dealers who supply research services to the Advisor or a Fund. The term "research services" may include but is not limited to advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund or of other Funds managed by the Advisor or its affiliates.

When selecting a broker-dealer to effect portfolio transactions on behalf of a
Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (i.e., marketed with the
Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund.
Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

21st Century Growth Fund: For the fiscal period ended July 31, 2003, and the fiscal years ended July 31, 2002 and July 31, 2001, the Fund paid aggregate
brokerage commissions of $[       ], $443,878, and $206,209, respectively.
                           -------

Development Fund: For the fiscal period ended July 31, 2003, and the fiscal years ended July 31, 2002 and July 31, 2001, the Fund paid aggregate brokerage
commissions of $[       ], $353,470, and $318,973, respectively.
                 -------

For the fiscal year ended July 31, 2003:

                           Percentage of      Percentage of
                            Commissions        Transactions       Dollar Amount of    Dollar Amount of
                              Paid to           Involving         Commissions Paid      Transactions
                             Affiliated    Commissions Paid to     to Brokers for      Allocated for
Name of Fund                  Brokers       Affiliated Brokers   Research Services   Research Services
------------------------   -------------   -------------------   -----------------   -----------------
21st Century Growth Fund         0%                 0%                $223,062          $247,216,496
Development Fund               [  ]%              [  ]%               $    [  ]         $        [  ]
                                --                 --                       --                    --

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

21st Century Growth Fund: For the fiscal years ended July 31, 2003 and July 31,
2002, the Fund's portfolio turnover rate was 92% and 83%, respectively.

Development Fund: For the fiscal years ended July 31, 2003 and July 31, 2002, the Fund's portfolio turnover rate was 111% and 44%, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by Scudder Distributors, Inc. ("SDI") of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to
Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class
AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of
$50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA)
with balances below $100 are subject to automatic redemption following 60 days'
written notice to applicable shareholders.

                                       31

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent) for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the
Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a
Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through
QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and
QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled without sales charges at the net asset value per share next computed after receipt of the application in good order.
Net asset value normally will be computed for each class as of twelve o'clock noon and the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the
Distributor, it is the responsibility of the member broker, rather than a Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's
Direct Distributions Program. Shareholders who elect to participate in the
Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A
Direct Distributions request form can be obtained by calling 1-800-SCUDDER for
Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

                                       32

..    Traditional, Roth andEducation IRAs. This includes Savings Incentive Match
     Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee
     Pension Plan ("SEP") IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1.   Existing shareholders of Class S shares of any Scudder Fund as of December
     29, 2000, and household members residing at the same address.

2.   Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.   Any retirement, employee stock, bonus pension or profit-sharing plans.

4.   Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5.   Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares.
     This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6.   Fund Trustees and Directors of the Advisor and its affiliates.

7.   Officers and full-time employees and their family members of the Advisor and its affiliates.

8.   Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services,
     Inc., and to the Portfolios of Scudder Pathway Series.

                                       33

9.   Registered investment advisors ("RIAs") may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

10.  Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in
     Class S shares of Scudder Funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

11.  Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

Scudder Distributors, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc.
("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of a
Fund through an automatic investment program. With the Direct Deposit Purchase
Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to a Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder
Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit
Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan
holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum

                                       34

account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is
$50. The maximum annual rate at which shares, subject to CDSC may be redeemed is
12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares.

                                       35

Shares are then liquidated as necessary to provide for withdrawal payments.
Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling
1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain
Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by a
Fund); (e) a redemption of shares by a Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service
Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. In general, shares of a fund may be exchanged or redeemed at net asset value. However, shares held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. All new investors and existing shareholders who apply to State
Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service
Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

                                       36

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash
Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are
available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management
Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund
Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash
Management Fund Institutional, Cash Reserves Fund Institutional and Treasury
Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold
Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the
15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder
Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

                                       37

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.   To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a listing of other such funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of
$1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended ("the Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the
Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other

                                       38

regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90%
of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.
Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98%
of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year.
Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.
Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from
"qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning on or before December 31,
2008. Capital gains realized before May 6, 2003 will not qualify for the reduced rate.

In order for some portion of the dividends received by a Fund shareholder to be
"qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period

                                       39

beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the
Fund's shares. Only qualified dividend income received by the Fund after
December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term
"gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than
50% of the value of each Fund's total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the

                                       40

imposition of that tax. For example, the Fund may elect to treat a PFIC as a
"qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.
Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such
Fund to liquidate other investments (including when it is not advantageous to do
so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Tax Considerations. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses.
These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S.
withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception

                                       41

from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq")
system or another over-the-counter ("OTC") market is valued at its Nasdaq
Official Closing Price ("NOCP") on Nasdaq or its most recent sale price on such other OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the
Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded

                                       42

in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock
Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's
Pricing Committee.

                              OFFICERS AND TRUSTEES

Scudder Securities Trust

The following tables present certain information regarding the Trustees and
Officers of the Trust as of October 1, 2003. Each Trustee's age as of October 1,
2003 is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management,
Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, or is removed as provided in the governing documents of the Trust. Because neither Fund holds an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of each Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Age, Position(s)                                                        Number of Funds
Held with the Fund and      Principal Occupation(s) During Past 5 Years and   in Fund Complex
Length of Time Served/1/    Other Directorships Held                          Overseen
---------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)   President, WGBH Educational Foundation.                  48
Trustee, 1990-present       Directorships: Becton Dickinson and Company
                            (medical technology company); The A.H. Belo
                            Company (media company); Concord
                            Academy; Boston Museum of Science; Public Radio
---------------------------------------------------------------------------------------------

                                       43

Name, Age, Position(s)                                                        Number of Funds
Held with the Fund and      Principal Occupation(s) During Past 5 Years and   in Fund Complex
Length of Time Served/1/    Other Directorships Held                          Overseen
---------------------------------------------------------------------------------------------
                            International, Former Directorships: American
                            Public Television; New England Aquarium; Mass
                            Corporation for Educational Telecommunications;
                            Committee for Economic Development; Public
                            Broadcasting Service
---------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)    President, Driscoll Associates (consulting               48
Trustee, 1987-present       firm); Executive Fellow, Center for Business
                            Ethics, Bentley  College; formerly, Partner,
                            Palmer & Dodge (1988-1990); Vice President of
                            Corporate Affairs and General Counsel, Filene's
                            (1978-1988). Directorships: CRS Technology
                            (technology service company); Advisory Board,
                            Center for Business Ethics, Bentley College;
                            Board of Governors, Investment Company
                            Institute; former Chairman, ICI Directors
                            Services Committee
---------------------------------------------------------------------------------------------
Keith R. Fox (49)           Managing Partner, Exeter Capital Partners                48
Trustee, 1996-present       (private equity funds). Directorships: Facts on
                            File (school and library publisher);
                            Progressive Holding Corporation (kitchen
                            importer and distributor); Cloverleaf
                            Transportation Inc. (trucking); K-Media, Inc.
                            (broadcasting); Natural History, Inc. (magazine
                            publisher); National Association of Small
                            Business Investment Companies (trade
                            association)
---------------------------------------------------------------------------------------------
Louis E. Levy (70)          Retired. Formerly, Chairman of the Quality               48
Trustee, 2002-present       Control Inquiry Committee, American Institute
                            of Certified Public Accountants (1992-1998);
                            Partner, KPMG LLP (1958-1990). Directorships:
                            Household International (banking and finance);
                            ISI Family of Funds (registered investment
                            companies; 4 funds overseen); Kimberly-Clark
                            Corporation (personal consumer products)
---------------------------------------------------------------------------------------------
Jean Gleason Stromberg      Retired. Formerly, Consultant (1997-2001);               48
(59)                        Director, US General Accounting Office
Trustee, 1999-present       (1996-1997); Partner, Fulbright & Jaworski,
                            L.L.P. (law firm) (1978-1996). Directorships:
                            The William and Flora Hewlett Foundation;
                            Service Source, Inc.
---------------------------------------------------------------------------------------------
Jean C. Tempel (60)         Managing Partner, First Light Capital (venture           48
Trustee, 1994-present       capital group) (2000-present); formerly,
                            Special Limited Partner, TL Ventures (venture
                            capital fund) (1996-1998); General Partner, TL
                            Ventures (1994-1996); President and Chief
                            Operating Officer, Safeguard Scientifics, Inc.
                            (public technology business incubator company)
                            (1991-1993).
---------------------------------------------------------------------------------------------

                                       44

Name, Age, Position(s)                                                        Number of Funds
Held with the Fund and      Principal Occupation(s) During Past 5 Years and   in Fund Complex
Length of Time Served/1/    Other Directorships Held                          Overseen
---------------------------------------------------------------------------------------------
                            Directorships: Sonesta International Hotels,
                            Inc.; Aberdeen Group (technology research);
                            The Reference, Inc. (IT  consulting for
                            financial services); United Way of Mass Bay.
                            Trusteeships: Connecticut College, Chair,
                            Finance Committee; Northeastern University,
                            Chair, Funds and Endowment Committee
---------------------------------------------------------------------------------------------
Carl W. Vogt (67)           Senior Partner, Fulbright & Jaworski, L.L.P.             48
Trustee, 2002-present       (law firm); formerly, President (interim) of
                            Williams College (1999-2000); President,
                            certain funds in the Deutsche Asset Management
                            Family of Funds (formerly, Flag Investors
                            Family of Funds) (registered investment
                            companies) (1999-2000). Directorships: Yellow
                            Corporation (trucking); American Science &
                            Engineering (x-ray detection equipment); ISI
                            Family of Funds (registered investment
                            companies, 4 funds overseen); National Railroad
                            Passenger Corporation (Amtrak); formerly,
                            Chairman and Member, National Transportation
                            Safety Board
---------------------------------------------------------------------------------------------

Interested Trustee and Officers

Name, Age, Position(s)                                                        Number of Funds
Held with the Fund and      Principal Occupation(s) During Past 5 Years and   in Fund Complex
Length of Time Served/1/    Other Directorships Held                          Overseen
---------------------------------------------------------------------------------------------
Richard T. Hale/2,3/ (58)   Managing Director, Deutsche Investment                  201
Chairman and Trustee,       Management Americas Inc (2003 to present);
2002-present, and           Managing Director, Deutsche Bank Securities
President, 2003-present     Inc. (formerly Deutsche Banc Alex. Brown Inc.)
                            and Deutsche Asset Management (1999 to
                            present); Director and President, Investment
                            Company Capital Corp. (registered investment
                            advisor) (1996 to present); Director, Deutsche
                            Global Funds, Ltd. (2000 to present), CABEI
                            Fund (2000 to present), North American Income
                            Fund (2000 to present) (registered investment
                            companies); Director, Scudder Global
                            Opportunities Fund (since 2003);
                            Director/Officer Deutsche/Scudder Mutual Funds
                            (various dates); President, Montgomery Street
                            Income Securities, Inc. (2002 to present)
                            (registered investment companies); Vice
                            President, Deutsche Asset Management, Inc.
                            (2000 to present); formerly, Director, ISI
                            Family of Funds (registered investment
                            companies; 4 funds overseen) (1992-1999)
---------------------------------------------------------------------------------------------

                                       45

Name, Age, Position(s)                                                        Number of Funds
Held with the Fund and      Principal Occupation(s) During Past 5 Years and   in Fund Complex
Length of Time Served/1/    Other Directorships Held                          Overseen
---------------------------------------------------------------------------------------------
Daniel O. Hirsch/3/ (49)    Managing Director, Deutsche Asset Management            n/a
Vice President and          (2002-present) and Director, Deutsche Global
Assistant Secretary,        Funds Ltd. (2002-present); formerly, Director,
2002-present                Deutsche Asset Management (1999-2002);
                            Principal, BT Alex. Brown Incorporated (now
                            Deutsche Bank Securities Inc.) (1998-1999);
                            Assistant General Counsel, United States
                            Securities and Exchange Commission (1993-1998)
---------------------------------------------------------------------------------------------
John Millette/4/ (41)       Director, Deutsche Asset Management                     n/a
Vice President and
Secretary, 1999-present
---------------------------------------------------------------------------------------------
Kenneth Murphy/4/ (39)      Vice President, Deutsche Asset Management               n/a
Vice President,             (2000-present); formerly, Director, John
2002-present                Hancock Signature Services (1992-2000); Senior
                            Manager, Prudential Mutual Fund Services
                            (1987-1992)
---------------------------------------------------------------------------------------------
Charles A. Rizzo/4/ (46)    Director, Deutsche Asset Management (April              n/a
Treasurer, 2002-present     2000-present). Formerly, Vice President and
                            Department Head,  BT Alex. Brown Incorporated
                            (now Deutsche Bank Securities Inc.)
                            (1998-1999); Senior Manager, Coopers & Lybrand
                            L.L.P. (now PricewaterhouseCoopers LLP)
                            (1993-1998)
---------------------------------------------------------------------------------------------
Caroline Pearson/4/ (41)    Managing Director, Deutsche Asset Management            n/a
Assistant Secretary,
1997-present
---------------------------------------------------------------------------------------------
Kathleen Sullivan           Director, Deutsche Asset Management                     n/a
D'Eramo/4/ (46)
Assistant Treasurer,
2003-present
---------------------------------------------------------------------------------------------
Salvatore Schiavone/4/      Director, Deutsche Asset Management                     n/a
(37)
Assistant Treasurer,
2003-present
---------------------------------------------------------------------------------------------
Lucinda Stebbins/4/ (57)    Director, Deutsche Asset Management.                    n/a
Assistant Treasurer,        Trustee of Massachusetts Hospital School
2003-present
---------------------------------------------------------------------------------------------
James Fenger/4/ (44)        Managing Director of Deutsche Asset Management          n/a
Vice President,
1998-
---------------------------------------------------------------------------------------------

                                       46

Name, Age, Position(s)                                                        Number of Funds
Held with the Fund and      Principal Occupation(s) During Past 5 Years and   in Fund Complex
Length of Time Served/1/    Other Directorships Held                          Overseen
---------------------------------------------------------------------------------------------
present
---------------------------------------------------------------------------------------------
Audrey Jones/4/ (58)        Managing Director of Deutsche Asset Management          n/a
Vice President,
2002-present
---------------------------------------------------------------------------------------------

/1/  Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the
     Officer(s) of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

/2/  As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Funds within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Funds.

/3/  Address: One South Street, Baltimore, Maryland

/4/  Address: Two International Place, Boston, Massachusetts

Trustees' and Officers' Role with Principal  Underwriter:  Scudder Distributors,
Inc.

Kenneth Murphy: Vice President
Caroline Pearson: Secretary

Trustees' Responsibilities. The officers of each Trust manage each Fund's day-to-day operations under the direction of the Trusts' Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of each Fund's shareholders and to provide oversight of the management of each
Fund. Currently, seven of the Board's members are Independent Trustees; that is, they are not "interested persons" (as defined in Section 2(a)(19) of the 1940
Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other

                                       47

requirements.In 2002, the Trustees conducted over 36 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various
Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the 2002 Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the
Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the
Advisory Group on Best Practices for Fund Directors. For example, the
Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The
Trustees are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management contracts, please refer to "Management of the Funds - Board Considerations in Connection
with Annual Renewal of Investment Management Agreements."

Board Committees. Each Fund's board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy
(Chairman), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Trust's
Audit Committee held three meetings during the Fund's last calendar year.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts review of independent legal counsel. The members of the Committee on Independent
Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox,
Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The
Trust's Committee on Independent Trustees held eleven meetings during the Fund's last calendar year.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the
Fund's securities and other assets as needed in accordance with the Valuation
Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate

                                       48

Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean
Gleason Stromberg and Jean C. Tempel. The Trust's Valuation Committee held seven meetings during the Fund's last calendar year.

Investment Oversight Committee: The Board has established two Investment
Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight
Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are
Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox,
Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight
Committee held four meetings during the calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to the Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing
Committee are Keith R. Fox (Co-Chair), Jean C. Tempel (Co-Chair), Henry P.
Becton, Jr., Dawn-Marie Driscoll, Louis E. Levey, Jean Gleason Stromberg, and
Carl W. Vogt. The Trust's Shareholder Servicing Committee held four meetings during the Fund's last fiscal year.

*    Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the secretary of the Funds.

Remuneration. Each Independent Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from each Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

                                                                   Pension or Retirement
                           Compensation from    Compensation from      Benefits Accrued      Total Compensation
                                Scudder           Scudder 21st            as Part of               Paid to
Name of Trustee            Development Fund*   Century Growth Fund      Fund Expenses             Trustees
------------------------   -----------------   -------------------   ---------------------   ------------------
Henry P. Becton, Jr.             $ 1,921              $ 1,639                 $0                  $ [    ]
Dawn-Marie Driscoll/1/           $ 2,021              $ 1,719                 $0                  $ [    ]
Keith R. Fox                     $ 1,919              $ 1,638                 $0                  $ [    ]
Louis E. Levy*                   $ 1,493              $ 1,270                 $0                  $ [    ]
Jean Gleason Stromberg           $ 1,898              $ 1,621                 $0                  $ [    ]
Jean C. Tempel                   $ 1,876              $ 1,598                 $0                  $ [    ]

                                       49

Carl W. Vogt*                  $1,554               $1,316                $0                  $[ ]

*    Newly elected Trustees, effective April 8, 2002.

/(1)/Includes $10,000 in annual retainer fees received by Ms. Driscoll in her role as Lead Trustee.

Trustee Fund Ownership. The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2002.

                           Dollar Range of      Aggregate Dollar Range of
                         Securities Owned in     Securities Owned in All
                         Scudder 21st Century   Funds in the Fund Complex
Name of Trustees             Growth Fund          Overseen by Trustees
----------------------   --------------------   -------------------------
Henry P. Becton, Jr.         $1 - $10,000             Over $100,000
Dawn-Marie Driscoll              None                 Over $100,000
Keith Fox                        None                 Over $100,000
Louis E. Levy                    None                 Over $100,000
Richard T. Hale                  None                 Over $100,000
Jean Gleason Stromberg           None                 Over $100,000
Jean C. Tempel                   None                 Over $100,000
Carl W. Vogt                     None                 Over $100,000

As of October 31, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the Fund.

                                       50

To the best of the Fund's knowledge, as of October 31, 2003, no person owned beneficially more than 5% of each class of the Fund's outstanding shares (except as noted below).

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class S were held in the name of Fidelity Investments Institutional Operations Company, 100 Magellan Way,
Covington, KY 41015 who may be deemed to be beneficial owner of such shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class S were held in the name of Scudder Trust Company, for the benefit of Farmer's Group, Inc. Employee
Profit Sharing Savings Plan, P.O. Box 957, Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class A were held in the name of Scudder Trust Company, Trustee for Credence Systems Corp. Savings &
Retirement Plan, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class A were held in the name of Banc One Securities Corp., for the benefit of The One Select Portfolio,
1111 Polaris Parkway, Columbus, OH 43240 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box
2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class B were held in the name of First Clearing Corporation, for the benefit of customers, 10700 Wheat
First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder 21st Century Growth Fund, Class C were held in the name of Banc One Securities Corp., for the benefit of The One Select Portfolio,
1111 Polaris Parkway, Columbus, OH 43240 who may be deemed to be the beneficial owner of certain of these shares.

                            Dollar Range of     Aggregate Dollar Range of
                         Securities Owned in     Securities Owned in All
                          Scudder Development   Funds in the Fund Complex
Name of Trustees                 Fund              Overseen by Trustees
----------------------   --------------------   -------------------------
Henry P. Becton, Jr.       $10,001 - $50,000         Over $100,000
Dawn-Marie Driscoll               None               Over $100,000
Keith Fox                         None               Over $100,000
Louis E. Levy                     None               Over $100,000
Richard T. Hale                   None               Over $100,000
Jean Gleason Stromberg            None               Over $100,000
Jean C. Tempel                    None               Over $100,000
Carl W. Vogt                      None               Over $100,000

                                       51

As of October 31, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund's knowledge, as of October 31, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares (except as noted below).

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder Development Fund, Class AARP were held in the name
Scudder Trust Company, Custodian for R. Dale Fink, IRA, P.O. Box 1757, Salem, NH
03079 who may be deemed to be the beneficial owner of certain of these shares.

As of October 31, 2003, [   ] shares in the aggregate, or [   ]% of the
                         ---                               ---
outstanding shares of Scudder Development Fund, Class AARP were held in the name
Scudder Trust Company, Custodian for Gary Boggs, IRA, P.O. Box 1757, Salem, NH
03079 who may be deemed to be the beneficial owner of certain of these shares.

                               TRUST ORGANIZATION

Organizational Description

Scudder 21st Century Growth Fund and Scudder Development Fund are each a series of Scudder Securities Trust, a Massachusetts business trust established under a
Declaration of Trust dated October 16, 1985, as amended from time to time.
Scudder 21st Century Growth Fund's shares are currently divided into six classes: Class A, Class B, Class C, Class I, Class AARP and Class S shares.
Scudder Development Fund's shares are currently divided into two classes: Class
S and Class AARP shares.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAIs and in the Funds' prospectuses. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A,
Class B, Class C, Class S, Class AARP and Class I shares are offered for 21st
Century Growth Fund and Class S and AARP are offered for Development Fund.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of a Fund ("Declaration of Trust"),
however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof) to the extent provided therein; and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable.
Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the
Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of

                                       52

Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a
Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a
Fund or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy
Voting Policies and Procedures ("Policies") and Proxy Voting Guidelines
("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

     .    Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

     .    Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

     .    Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The
          Advisor generally votes for fair price proposals.

     .    Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as

                                       53

investment Advisor or principal underwriter ("affiliated investment companies").
The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called
"mirror" or "echo" voting).

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment
Advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be refused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

Information regarding how a Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-621-1048.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, of Scudder
21st Century Growth Fund and Scudder Development Fund, together with the Reports of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated July 31, 2003 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers of Scudder 21st Century Growth Fund are:

Class S 811196-401

Class AARP 811196-849

Scudder 21st Century Growth Fund has a fiscal year ending July 31.

The CUSIP numbers of Scudder Development Fund are:

Class S 811196-104

                                       54

Class AARP 811196-823

Scudder Development Fund has a fiscal year ending July 31.

This Statement of Additional Information contains the information of Scudder
21st Century Growth Fund and Scudder Development Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The
Trustees of each Fund have considered this, and have approved the use of this
Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                       55

PART C. OTHER INFORMATION

Item 15        Indemnification

Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement as filed with the Commission on April 29, 1996.

Item 16 Exhibits

(1)		Declaration of Trust dated July 21, 1986; [1]

	(a)	Supplement to Declaration of Trust dated October 20, 1986; [1]

	(b)	Second Supplement to Declaration of Trust dated May 16, 1988; [1]

	(c)	Amendment to Declaration of Trust dated August 16, 1996; [10]

	(d)	Certificate of Amendment dated May 16, 2003; [10]

(2)		By-Laws; [1]

(3)		Incorporated by reference to Exhibit (b) above;

(4)		Agreement and Plan of Reorganization; ***

(5)		Rule 18f-3 Plan, as amended; [10]

(6)

(a) Investment Advisory Agreement dated July 30, 2002 between International Equity Portfolio and Deutsche Asset Management, Inc.; [6]

(b) Investment Sub-Advisory Agreement dated September 30, 2002 among International Equity Portfolio, Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited; [6]

(c) Investment Advisory Agreement dated July 30, 2002 between BT Investment Funds and Deutsche Asset Management, Inc., [11]

(d) Investment Advisory Agreement dated July 30, 2003 between the Registrant and Deutsche Asset Management, Inc.; [7]

(e) Investment Advisory Agreement dated July 30, 2003 between the BT Investment Portfolios and Deutsche Asset Management, Inc.; [7]

(f) Investment Advisory Agreement dated July 30, 2003 between Cash Management Portfolio and Deutsche Asset Management, Inc.; [11]

(g) Investment Advisory Agreement dated July 30, 2002 between Treasury Money Portfolio and Deutsche Asset Management, Inc.; [7]

(h) Form of Amendment to Investment Sub-Advisory Agreement between the Registrant, Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited; [10]

(7)		Distribution Agreement dated August 19, 2002; [4]

(8)		Not applicable;

(9)	(a)	Custodian Agreement dated July 1, 1996; [2]

	(b)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated April 1, 2003; [7]

(10)		Rule 12b-1 Plan(s); [5,8]

(11)	(a)	Opinion and consent of Willkie Farr & Gallagher LLP;**

	(b)	Opinion and consent of local counsel;**

(12)		Form of tax opinion of Willkie Farr & Gallagher LLP;**

(13)	(a)	Administration Agreement dated July 1, 2001; [3]

	(b)	Expense Limitation Agreement dated September 4, 2002; [4]

	(c)	Fund Accounting Agreement between Investment Company Capital Corporation and Scudder Fund Accounting Corporation dated June 3, 2002; [7]

	(d)	Sub-Administration and Sub-Fund Accounting Agreement between Investment Company Capital Corporation, Scudder Fund Accounting and State Street Bank and Trust Company dated April 1, 2003; [11]

	(e)	Transfer Agency Agreement dated December 16, 2002 with Scudder Investment Services Company; [10]

	(f)	Agency Agreement between Scudder Investments Service Company and DST Systems, Inc., dated January 15, 2003; [7]

	(g)	Expense Limitation Agreement dated April 25, 2003; [9]

	(h)	Expense Limitation Agreement dated August 1, 2003; [11]

(14)		Not applicable

(15)		Not applicable

(16)		Power of Attorney;*

(17)		Consent of Independent Accountants;**

[1]	Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-lA (“Registration Statement”) as filed with the Securities and Exchange (“Commission”) on July 31, 1995.

[2]	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement as filed with the Commission on July 1, 1997.

[3]	Incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement as filed with the Commission on June 29, 2001.

*	Filed herewith.
**	To be filed by amendment.
***	Included as Exhibit A to the Prospectus/Proxy Statement.

2

[4]	Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on November 27, 2002.

[5]	Incorporated by reference to Post-Effective Amendment No. 98 to Registrant’s Registration Statement as filed with the Commission on February 3, 2003.

[6]	Incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement as filed with the Commission on February 28, 2003.

[7]	Incorporated by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement as filed with the Commission on April 30, 2003.

[8]	Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on October 1, 2003.

[9]	Incorporated by reference to Post-Effective Amendment No. 105 to Registrant’s Registration Statement as filed with the Commission on January 30, 2004.

[10]	Incorporated by reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement as filed with the Commission on February 27, 2004.

[11]	Incorporated by reference to Post-Effective Amendment No. 107 to Registrant’s Registration Statement as filed with the Commission on April 29, 2004.

Item 17        Undertakings:

(1)    The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 30th day of July, 2004.

SCUDDER ADVISOR FUNDS

By:	/s/ Julian Sluyters
Julian Sluyters Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Julian Sluyters Julian Sluyters	Chief Executive Officer	July 30, 2004

/s/ Charles A. Rizzo Charles A. Rizzo	Treasurer and Chief Financial Officer	July 30, 2004

/s/ Richard A. Burt* Richard A. Burt	Trustee	July 30, 2004

/s/ S. Leland Dill* S. Leland Dill	Trustee	July 30, 2004

/s/ Martin J. Gruber* Martin J. Gruber	Trustee	July 30, 2004

/s/ Joseph R. Hardiman* Joseph R. Hardiman	Trustee	July 30, 2004

/s/ Richard J. Herring* Richard J. Herring	Trustee	July 30, 2004

/s/ Graham E. Jones* Graham E. Jones	Trustee	July 30, 2004

/s/ Rebecca W. Rimel* Rebecca W. Rimel	Trustee	July 30, 2004

Philip Saunders, Jr.	Trustee	July , 2004

/s/ William N. Searcy* William N. Searcy	Trustee	July 30, 2004

/s/ Robert H. Wadsworth Robert H. Wadsworth	Trustee	July 30, 2004

*By:	/s/ Caroline Pearson
Caroline Pearson** Assistant Secretary

**	Attorney-in-fact pursuant to the powers of attorney filed herein.

SCUDDER ADVISOR FUNDS

Exhibit Index

(16)	Power of attorney.

4